As filed with the Securities and Exchange Commission on April 20, 2015

Securities Act File No.

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

(Check appropriate box or boxes)

Pre-Effective Amendment No.

Post-Effective Amendment No.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

(Exact name of Registrant as specified in charter)

400 Hamilton Avenue, Suite 310

Palo Alto, CA 94301

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (650) 289-3060

Manuel A. Henriquez

Chief Executive Officer

Hercules Technology Growth Capital, Inc.

400 Hamilton Avenue, Suite 310

Palo Alto, CA 94301

(Name and address of agent for service)

COPIES TO:

Cynthia M. Krus

Lisa A. Morgan

Sutherland Asbill & Brennan LLP

700 Sixth Street, N.W., Suite 700

Washington, DC 20001

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):  ☒  when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)
Common Stock, $0.001 par value per share(2)
Preferred Stock, $0.001 par value per share(2)
Warrants(2)
Subscription Rights(3)
Debt Securities(4)
TOTAL(5)		$500,000,000	$58,100(6)

(1)	Estimated pursuant to Rule 457(o) solely for the purposes of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.
(2)	Subject to Note 5 below, there is being registered hereunder an indeterminate number of shares of common stock, preferred stock, or warrants as may be sold, from time to time. Warrants represent rights to purchase common stock, preferred stock or debt securities.
(3)	Subject to Note 5 below, there is being registered hereunder an indeterminate number of subscription rights as may be sold, from time to time, representing rights to purchase common stock.
(4)	Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $500,000,000.
(5)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $500,000,000.
(6)	Prior to filing this registration statement, $186.6 million of securities remained unsold pursuant to Registration Statement No. 333-187447, which was initially filed on March 22, 2013. Pursuant to Rule 457(p), $21,682.92 of the total filing fee of $58,100 required in connection with the registration of $500,000,000 aggregate principal amount of securities under this registration statement is being offset against the $21,682.92 filing fee associated with the unsold securities registered under the registration statement on Form N-2 (File No. 333-187447) (the “Prior Registration Statement”), and an additional $36,417.08 was paid in connection herewith. The shares from the Prior Registration Statement to which such fee relates are being carried forward pursuant to Rule 415(a)(6) under the Securities Act of 1933.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS (Subject to Completion)

April 20, 2015

$500,000,000

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

This prospectus relates to the offer, from time to time, in one or more offerings or series, up to $500,000,000 of shares of our common stock, par value $0.001 per share, preferred stock, par value $0.001 per share, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities.” The preferred stock, debt securities, subscription rights and warrants offered hereby may be convertible or exchangeable into shares of our common stock. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of methods of sale, including auctions. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

We may offer shares of common stock at a discount to net asset value per share in certain circumstances. On July 7, 2015, our common stockholders will vote on a proposal to allow us to issue common stock at a price below net asset value per share for a period of one year ending July 7, 2016. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of net asset value per share. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In the event we offer common stock, the offering price per share will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the holders of the majority of our voting securities and approval of our board of directors, or (3) under such circumstances as the Securities and Exchange Commission may permit. See “Risk Factors” for more information.

We are a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related industries, including technology, biotechnology, life science and energy and renewables technology industries at all stages of development. We primarily finance privately-held companies backed by leading venture capital and private equity firms and publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. We source our investments through our principal office located in Palo Alto, CA, as well as additional offices in Boston, MA, New York, NY and McLean, VA. Our goal is to be the leading structured debt financing provider for venture capital-backed companies in technology-related industries requiring sophisticated and customized financing solutions. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by select or all of the assets of the portfolio company. We invest primarily in private companies but also have investments in public companies.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended.

Our common stock is traded on the New York Stock Exchange, or NYSE, under the symbol “HTGC.” On April 14, 2015, the last reported sale price of a share of our common stock on the NYSE, was $13.79. The net asset value per share of our common stock at December 31, 2014 (the last date prior to the date of this prospectus on which we determined net asset value) was $10.18.

An investment in our securities may be speculative and involves risks including a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 12 to read about risks that you should consider before investing in our securities, including the risk of leverage.

Please read this prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. The information is available free of charge by contacting us at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301 or by telephone calling collect at (650) 289-3060 or on our website at www.htgc.com. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of any securities unless accompanied by a prospectus supplement.

The date of this prospectus is                 2015

You should rely only on the information contained in this prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus is not an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus is accurate only as of its date, and under no circumstances should the delivery of this prospectus or the sale of any securities imply that the information in this prospectus is accurate as of any later date or that the affairs of Hercules Technology Growth Capital, Inc. have not changed since the date hereof. This prospectus will be updated to reflect material changes.

Hercules Technology Growth Capital, Inc., our logo and other trademarks of Hercules Technology Growth Capital, Inc. mentioned in this prospectus are the property of Hercules Technology Growth Capital, Inc. All other trademarks or trade names referred to in this prospectus are the property of their respective owners.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, we may offer, from time to time, up to $500,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. Please carefully read this prospectus and any such supplements together with the additional information described under “Where You Can Find Additional Information” in the “Summary” and “Risk Factors” sections before you make an investment decision.

A prospectus supplement may also add to, update or change information contained in this prospectus.

SUMMARY

This summary highlights some of the information in this prospectus and may not contain all of the information that is important to you. For a more complete understanding of this offering, we encourage you to read this entire prospectus and the documents that are referenced in this prospectus, together with any accompanying supplements. In this prospectus, unless the context otherwise requires, the “Company,” “Hercules Technology Growth Capital,” “we,” “us” and “our” refer to Hercules Technology Growth Capital, Inc. and our wholly-owned subsidiaries.

Our Company

We are a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related industries, including technology, biotechnology, life science and energy and renewables technology, at all stages of development. Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. We have qualified as and have elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code.

As of December 31, 2014, our total assets were approximately $1.3 billion, of which our investments comprised $1.0 billion at fair value and $1.0 billion at cost. Since inception through December 31, 2014, we have made debt and equity commitments of over $4.9 billion to our portfolio companies.

We also make investments in qualifying small businesses through two wholly-owned, small business investment company, or SBIC, subsidiaries, Hercules Technology II, L.P., or HT II, and Hercules Technology III, L.P., or HT III. At December 31, 2014, we have issued approximately $190.2 million in SBA-guaranteed debentures in our SBIC subsidiaries. See “Regulation—Small Business Administration Regulations” in this prospectus for additional information regarding our SBIC subsidiaries.

Our goal is to be the leading structured debt financing provider for venture capital-backed companies in technology-related industries requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of companies in technology-related industries, including, technology, biotechnology, life science, and energy and renewables technology companies and to offer a full suite of growth capital products. We invest primarily in private companies but also have investments in public companies. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by select or all of the assets of the portfolio company.

We focus our investments in companies active in technology industry sub-sectors characterized by products or services that require advanced technologies, including, but not limited to, computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, internet consumer and business services, telecommunications, telecommunications equipment, renewable or alternative energy, media and life science. Within the life science sub-sector, we generally focus on medical devices, bio-pharmaceutical, drug discovery, drug delivery, health care services and information systems companies. Within the energy technology sub-sector, we focus on sustainable and renewable energy technologies and energy efficiency and monitoring technologies. We refer to all of these companies as “technology-related”

companies and intend, under normal circumstances, to invest at least 80% of the value of our total assets in such businesses.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital-backed companies in technology-related industries with attractive current yields and the potential for equity appreciation and realized gains. Our equity ownership in our portfolio companies may exceed 25% of the voting securities of such companies, which represents a controlling interest under the 1940 Act. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital-backed companies in technology-related industries is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

As of December 31, 2014, our investment professionals, including Manuel A. Henriquez, our co-founder, Chairman, President and Chief Executive Officer, are currently comprised of 39 professionals who have, on average, more than 15 years of experience in venture capital, structured finance, commercial lending or acquisition finance with the types of technology-related companies that we are targeting. We believe that we can leverage the experience and relationships of our management team to successfully identify attractive investment opportunities, underwrite prospective portfolio companies and structure customized financing solutions.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology-related companies for the following reasons:

•	Technology-related companies have generally been underserved by traditional lending sources;

•	Unfulfilled demand exists for structured debt financing to technology-related companies as the number of lenders has declined due to the recent financial market turmoil; and

•	Structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds.

Technology-Related Companies are Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies, because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with these companies effectively.

The unique cash flow characteristics of many technology-related companies, which typically include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of these companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders are generally refraining from entering the structured debt financing marketplace, instead preferring the risk-reward profile of asset based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity.

We believe that demand for structured debt financing is currently underserved. The venture capital market for the technology-related companies in which we invest has been active and is continuing to show signs of increased investment activity. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants product provides access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe technology-related companies at all stages of development target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have reached a more mature stage prior to reaching a liquidity event, we believe our investments could provide the debt capital needed to grow or recapitalize during the extended period prior to liquidity events.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from equity-related securities. We seek to mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities (generally 12-60 months), security interests in the assets of our portfolio companies, and on select investment covenants requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, including select publicly listed companies, select special opportunity lower middle market companies that require additional capital to fund acquisitions, recapitalizations and refinancing and established-stage companies.

Benefit from Our Efficient Organizational Structure. We believe that our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive structured query language-based (“SQL”) database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance.

Dividend Reinvestment Plan

We maintain an “opt-out” dividend reinvestment plan that provides for reinvestment of our distribution on behalf of our stockholders, unless a stockholder elects to receive cash. See “Dividend Reinvestment Plan.” Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

Taxation

Effective January 1, 2006, we elected to be treated for tax purposes as a RIC under the Code. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends, which allows us to reduce or eliminate our corporate level tax. See “Certain United States Federal Income Tax Considerations.” To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. There is no assurance that we will meet these tests and be able to maintain our RIC status. If we do not qualify as a RIC, we would be taxed as a C corporation.

Use of Proceeds

We intend to use the net proceeds from selling our securities for general corporate purposes, which includes investing in debt and equity securities, repayment of indebtedness and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

Leverage

We borrow funds to make additional investments, and we have granted, and may in the future grant, a security interest in our assets to a lender in connection with any such borrowings, including any borrowings by any of our subsidiaries. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risk Factors.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. We received an exemptive order from the SEC that allows us to exclude all SBA leverage from our asset coverage ratio. The amount of leverage that we employ will depend on our assessment of market and other factors at the time of any proposed borrowing. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity, and Capital Resources” for additional information related to our outstanding debt.

Distributions

As a RIC, we are required to distribute annually to our stockholders at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We are not subject to corporate level income taxation on income we timely distribute to our stockholders as dividends. See “Certain Material United States Federal Income Tax Considerations.” We pay regular quarterly dividends based upon an estimate of annual taxable income available for distribution to stockholders and the amount of taxable income carried over from the prior year for distribution in the current year.

Principal Risk Factors

Investing in our common stock may be speculative and involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. In addition, we expect that our portfolio will continue to consist primarily of securities issued by privately-held technology-related companies, which generally require additional capital to become profitable. These investments may involve a high degree of business and financial risk, and they are generally illiquid. Our portfolio companies typically will require additional outside capital beyond our investment in order to succeed or to fully repay the amounts owed to us. A large number of entities compete for the same kind of investment opportunities as we seek.

We borrow funds to make our investments in portfolio companies. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings magnify the potential for gain and loss on amounts invested and, therefore increase the risks associated with investing in our common stock. Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating quarterly results, and operating in a regulated environment. See “Risk Factors” for a discussion of factors you should carefully consider before deciding whether to invest in our securities.

Certain Anti-Takeover Provisions

Our charter and bylaws, as well as certain statutes and regulations, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for our company. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the price for their securities.

Recent Developments

Interim Portfolio Update—First Quarter 2015

As of March 20, 2015, we originated approximately $170.0 million of debt and equity commitments to new and existing portfolio companies. We made seven new commitments to innovative growth stage companies, including approximately $36.0 million to companies in the technology industry and approximately $99.0 million to companies in the life sciences industry. We also provided approximately $35.0 million of debt and equity commitments and renewals to existing portfolio companies. During the beginning of 2015, we have generally seen new commitments close later in the quarter, lowering our inter quarter weighted average loan balances and as a result we expect any earnings growth from fundings of such commitments to shift by one or two quarters.

As of March 20, 2015, we had unfunded debt commitments of approximately $331.3 million, representing potential future portfolio growth. Approximately $211.0 million of these unfunded commitments are contingent upon the portfolio company achieving certain performance milestones prior tour debt commitments becoming available. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent our future cash requirements. Our commitments may include conditions, such as reaching certain milestones, before our debt commitment would become available. We intend to use cash flow from normal and early principal repayments, and proceeds from borrowings and notes to fund these commitments. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due.

As of March 20, 2015, we received approximately $53.4 million in principal repayments, exclusive of revolver payments, for the first quarter of 2015, of which approximately $25.9 million were unscheduled early repayments.

As of March 20, 2015, we had warrant and equity positions in six portfolio companies that had filed registration statements in contemplation of a potential IPO, including Good Technology, ViewRay Incorporated and four companies filed confidentially with the SEC under the JOBS Act. There can be no assurances that these companies will complete their IPOs in a timely manner or at all.

In addition, three of our portfolio companies completed IPO liquidity events, including:

•

In January 2015, our portfolio company, Box, Inc. (NYSE: BOX), completed its IPO. The shares we hold in Box are subject to certain restrictions that govern the timing of our divestment and may thus impact our ultimate gain or (loss). In the case of Box, we are subject to a customary IPO lockup period and are restricted from selling shares of common stock for approximately six months from the date of the IPO. The potential gain is subject to the price of the shares when we exit the investment.

•	In January 2015, our portfolio company, Zosano Pharma Corporation (NASDAQ: ZSAN), completed its IPO.

•	In February 2015, our portfolio company, Inotek Pharmaceuticals Corporation (NASDAQ: ITEK), completed its IPO.

General Information

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and our telephone number is (650) 289-3060. We also have offices in Boston, MA, New York, NY and McLean, VA. We maintain a website on the Internet at www.htgc.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The footnotes to the fee table state which items are estimates. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Hercules Technology Growth Capital, Inc.

Stockholder Transaction Expenses (as a percentage of the public offering price):
Sales load (as a percentage of offering price)(1)	—%
Offering expenses	—	%(2)
Dividend reinvestment plan fees	—	%(3)

Total stockholder transaction expenses (as a percentage of the public offering price)	—	%(4)

Annual Expenses (as a percentage of net assets attributable to common stock):(5)
Operating expenses	5.54	%(6)(7)
Interest and fees paid in connection with borrowed funds	5.18	%(8)

Total annual expenses	10.72	%(9)

(1)	In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement to this prospectus will disclose the applicable sales load.
(2)	In the event that we conduct an offering of our securities, a corresponding prospectus supplement to this prospectus will disclose the estimated offering expenses.
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Operating expenses.” We pay all brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan”.
(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.
(5)	“Net assets attributable to common stock” equals the weighted average net assets as of December 31, 2014, which is approximately $655.8 million.
(6)	“Operating expenses” represent our actual operating expenses incurred for the year-ended December 31, 2014, including all fees and expenses of our consolidated subsidiaries and excluding interests and fees on indebtedness. See “Management’s Discussion and Analysis and Results of Operations,” “Management,” and “Compensation of Executive Officers and Directors”.
(7)	We do not have an investment adviser and are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.
(8)	“Interest and fees paid in connection with borrowed funds” represents our actual operating expenses incurred for the year-ended December 31, 2014, including our Wells Facility, Union Bank Facility, the Convertible Senior Notes, the 2019 Notes, the 2024 Notes, the 2017 Asset-Backed Notes, the 2021 Asset-Backed Notes and the SBA debentures, each of which is defined herein. The expenses do not include the Loss on debt extinguishment (Long-term Liabilities-Convertible Senior Notes) for the year ended December 31, 2014. If this item were included in the annual expenses, the percentage would be 5.42%.
(9)	“Total annual expenses” is the sum of “operating expenses,” and “interest and fees paid in connection with borrowed funds.” “Total annual expenses” is presented as a percentage of weighted average net assets attributable to common stockholders, because the holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) bear all of our fees and expenses, including the fees and expenses of our wholly-owned consolidated subsidiaries, all of which are included in this fee table presentation.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon our payment of annual operating expenses at the levels set forth in the table above and assume no additional leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return	$104	$296	$466	$817

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or lesser than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED CONSOLIDATED FINANCIAL DATA

The selected consolidated financial data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities” and the consolidated financial statements and related notes included elsewhere herein. The selected balance sheet data as of the end of fiscal year 2014, 2013, 2012, 2011 and 2010 and the financial statement of operations data for fiscal 2014, 2013, 2012, 2011 and 2010 has been derived from our audited financial statements, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm.” The historical data are not necessarily indicative of results to be expected for any future period.

	For the Years Ended December 31,
(in thousands, except per share amounts)	2014	2013	2012	2011	2010
Investment income:
Interest	$126,618	$123,671	$87,603	$70,346	$54,700
Fees	17,047	16,042	9,917	9,509	4,774

Total investment income	143,665	139,713	97,520	79,855	59,474
Operating expenses:
Interest	28,041	30,334	19,835	13,252	8,572
Loan fees	5,919	4,807	3,917	2,635	1,259
General and administrative	10,209	9,354	8,108	7,992	7,086
Employee Compensation:
Compensation and benefits	16,604	16,179	13,326	13,260	10,474
Stock-based compensation	9,561	5,974	4,227	3,128	2,709

Total employee compensation	26,165	22,153	17,553	16,388	13,183

Total operating expenses	70,334	66,648	49,413	40,267	30,100
Loss on debt extinguishment (Long-term Liabilities - Convertible Senior Notes)	(1,581)	—	—	—	—
Net investment income	71,750	73,065	48,107	39,588	29,374

Net realized gain (loss) on investments	20,112	14,836	3,168	2,741	(26,382)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(20,674)	11,545	(4,516)	4,607	1,990

Total net realized and unrealized gain (loss)	(562)	26,381	(1,348)	7,348	(24,392)

Net increase in net assets resulting from operations	$71,188	$99,446	$46,759	$46,936	$4,982

Change in net assets per common share (basic)	$1.12	$1.67	$0.93	$1.08	$0.12

Cash dividends declared per common share	$1.24	$1.11	$0.95	$0.88	$0.80

	For the Years Ended December 31,
(in thousands, except per share amounts)	2014	2013	2012	2011	2010
Balance sheet data:
Investments, at value	$1,020,737	$910,295	$906,300	$652,870	$472,032
Cash and cash equivalents	227,116	268,368	182,994	64,474	107,014
Total assets	1,299,223	1,221,715	1,123,643	747,394	591,247
Total liabilities	640,359	571,708	607,675	316,353	178,716
Total net assets	658,864	650,007	515,968	431,041	412,531

Other Data:
Total debt investments, at value	923,906	821,988	827,540	585,767	401,618
Total warrant investments, at value	25,098	35,637	29,550	30,045	23,690
Total equity investments, at value	71,733	52,670	49,210	37,058	46,724
Unfunded Commitments	339,014	150,986	61,851	168,196	117,200
Net asset value per share(1)	$10.18	$10.51	$9.75	$9.83	$9.50

(1)	Based on common shares outstanding at period end

The following tables set forth certain quarterly financial information for each of the eight quarters up to and ending December 31, 2014. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	Quarter Ended
(in thousands, except per share data)	3/31/2014	6/30/2014	9/30/2014	12/31/2014
Total investment income	$35,770	$34,001	$37,019	$36,875
Net investment income before investment gains and losses	18,304	18,551	18,995	15,899
Net increase (decrease) in net assets resulting from operations	22,185	13,191	15,177	20,635
Change in net assets per common share (basic)	0.36	0.21	0.24	0.32

	Quarter Ended
(in thousands, except per share data)	3/31/2013	6/30/2013	9/30/2013	12/31/2013
Total investment income	$30,957	$34,525	$41,021	$33,210
Net investment income before investment gains and losses	15,032	17,610	21,560	18,864
Net increase (decrease) in net assets resulting from operations	16,689	20,879	36,981	24,897
Change in net assets per common share (basic)	0.30	0.34	0.61	0.40

RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of various risks, including those described below in this prospectus and those set forth in any prospectus supplement accompanying this prospectus. You should carefully consider these risk factors, together with all of the other information included in this prospectus and the supplement accompanying this prospectus, before you decide whether to make an investment in our common stock. The risks set out below and in this prospectus are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline and you may lose all or part of your investment. The risk factors described below, together with those set forth in any prospectus supplement accompanying this prospectus, are the principal risk factors associated with an investment in our common stock, as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

Risks Related to our Business Structure

We are dependent upon key management personnel for their time availability and for our future success, particularly Manuel A. Henriquez, our Chief Executive Officer, and if we are not able to hire and retain qualified personnel, or if we lose any member of our senior management team, our ability to implement our business strategy could be significantly harmed.

We depend upon the members of our senior management, particularly Mr. Henriquez, as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships on which we rely to implement our business plan. If we lose the services of Mr. Henriquez, or of any other senior management members, we may not be able to operate the business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. Furthermore, we do not have an employment agreement with Mr. Henriquez and our senior management is not restricted from creating new investment vehicles subject to compliance with applicable law. We believe our future success will depend, in part, on our ability to identify, attract and retain sufficient numbers of highly skilled employees. If we do not succeed in identifying, attracting and retaining such personnel, we may not be able to operate our business as we expect.

Our business model depends to a significant extent upon strong referral relationships with venture capital and private equity fund sponsors, and our inability to develop or maintain these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our management team will maintain their relationships with venture capital and private equity firms, and we will rely to a significant extent upon these relationships to provide us with our deal flow. If we fail to maintain our existing relationships, our relationships become strained as a result of enforcing our rights with respect to non-performing portfolio companies in protecting our investments or we fail to develop new relationships with other firms or sources of investment opportunities, then we will not be able to grow our investment portfolio. In addition, persons with whom members of our management team have relationships are not obligated to provide us with investment opportunities and, therefore, there is no assurance that such relationships will lead to the origination of debt or other investments.

We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.

A number of entities compete with us to make the types of investments that we plan to make in prospective portfolio companies. We compete with a large number of venture capital and private equity firms, as well as with other investment funds, business development companies, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical, marketing and other resources than we do. For example, some competitors may have a lower cost of funds and/or access to funding sources that are not available to us. This may enable some competitors to make loans with interest rates that are comparable to or lower than the rates that we typically offer. A significant increase in the number and/or the size of our competitors, including traditional commercial lenders and other financing sources, in technology-related industries could force us to accept less attractive investment terms. We may miss opportunities if we do not match competitors’ pricing, terms and structure. If we do match competitors’ pricing, terms or structure, we may experience decreased net interest income and increased risk of credit losses. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many potential competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or that the Code imposes on us as a RIC. If we are not able to compete effectively, our business, financial condition, and results of operations will be adversely affected. As a result of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities, or that we will be able to fully invest our available capital.

If we are unable to manage our future growth effectively, we may be unable to achieve our investment objective, which could adversely affect our financial condition and results of operations and cause the value of your investment to decline.

Our ability to achieve our investment objective will depend on our ability to sustain growth. Sustaining growth will depend, in turn, on our senior management team’s ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Because we intend to distribute substantially all of our income to our stockholders in order to qualify as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the tax requirements applicable to a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and realized net capital gains except for certain realized net capital gains, which we may retain, pay applicable income taxes with respect thereto and elect to treat as deemed distributions to our stockholders. As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which includes all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. This limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. If we are unable to incur additional debt, we may be required to raise additional equity at a time when it may be disadvantageous to do so. In addition, shares of closed-end investment companies have recently traded at discounts to their net asset values. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. If our common stock trades below its net asset value, we generally will not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline. In addition, our results of operations and financial condition could be adversely affected.

Because we have substantial indebtedness, there could be increased risk in investing in our company.

Lenders have fixed dollar claims on our assets that are superior to the claims of stockholders, and we have granted, and may in the future grant, lenders a security interest in our assets in connection with borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leverage would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leverage would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not used leverage. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on common stock. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. We and, indirectly, our stockholders will bear the cost associated with our leverage activity. If we are not able to service our substantial indebtedness, our business could be harmed materially.

Our secured credit facilities with Wells Fargo Capital Finance LLC (the “Wells Facility”) and MUFG Union Bank, N.A. (the “Union Bank Facility,” and together with the Wells Facility, our “Credit Facilities”) our Convertible Senior Notes, our 2019 Notes, our 2024 Notes, our 2017 Asset-Backed Notes and our 2021 Asset-Backed Notes (as each term is defined below) contain financial and operating covenants that could restrict our business activities, including our ability to declare dividends if we default under certain provisions.

As of December 31, 2014, we did not have any outstanding borrowings under our Credit Facilities. In addition, as of December 31, 2014, we had approximately $190.2 million of indebtedness outstanding incurred by our SBIC subsidiaries, approximately $17.7 million in aggregate principal amount of 6.00% convertible senior notes (the “Convertible Senior Notes”), approximately $170.4 million in aggregate principal amount of 7.00% senior notes due 2019 (the “2019 Notes”), approximately $103.0 million in aggregate principal amount of 6.25% senior notes due 2024 (the “2024 Notes”), approximately $16.0 million in aggregate principal amount of fixed rate asset-backed notes issued in December 2012 (the “2017 Asset-Backed Notes”) in connection with our $230.7 million debt securitization (the “2012 Debt Securitization”) and approximately $129.3 million in aggregate principal amount of fixed rate asset-backed notes issued in November 2014 (the “2021 Asset-Backed Notes” together with the 2017 Asset Backed Notes, the “Asset-Backed Notes”) in connection with our $237.4 million debt securitization (the “2014 Debt Securitization,” together with the 2012 Debt Securitization, the “Debt Securitizations”).

There can be no assurance that we will be successful in obtaining any additional debt capital on terms acceptable to us or at all. If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

As a business development company, generally, we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. As of December 31, 2014 our asset coverage ratio under our regulatory requirements as a business development company was 250.8% excluding our SBIC debentures as a result of our exemptive order from the SEC that allows us to exclude all SBA leverage from our asset coverage ratio.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

	Annual Return on Our Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to stockholder(1)	(24.83%)	(14.97%)	(5.11%)	4.74%	14.60%

(1)	Assumes $1.3 billion in total assets, $626.6 million in debt outstanding, $658.9 million in stockholders’ equity, and an average cost of funds of 5.38%, which is the approximate average cost of borrowed funds, including our Credit Facilities, our Convertible Senior Notes, 2019 Notes, 2024 Notes, our SBA debentures and our Asset-Backed Notes for the period ended December 31, 2014. Actual interest payments may be different.

It is likely that the terms of any current or future long-term or revolving credit or warehouse facility we may enter into in the future could constrain our ability to grow our business.

Under our borrowings and our Credit Facilities, current lenders have, and any future lender or lenders may have, fixed dollar claims on our assets that are senior to the claims of our stockholders and, thus, will have a preference over our stockholders with respect to our assets in the collateral pool. Our Credit Facilities and borrowings also subject us to various financial and operating covenants, including, but not limited to, maintaining certain financial ratios and minimum tangible net worth amounts. Future credit facilities and borrowings will likely subject us to similar or additional covenants. In addition, we may grant a security interest in our assets in connection with any such credit facilities and borrowings.

Our Credit Facilities generally contain customary default provisions such as a minimum net worth amount, a profitability test, and a restriction on changing our business and loan quality standards. In addition, our Credit Facilities require or are expected to require the repayment of all outstanding debt on the maturity which may disrupt our business and potentially the business of our portfolio companies that are financed through the facilities. An event of default under these facilities would likely result, among other things, in termination of the availability of further funds under the facilities and accelerated maturity dates for all amounts outstanding under the facilities, which would likely disrupt our business and, potentially, the business of the portfolio companies whose loans we finance through the facilities. This could reduce our revenues and, by delaying any cash payment allowed to us under our facilities until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and our ability to make distributions sufficient to maintain our status as a RIC.

The terms of future available financing may place limits on our financial and operation flexibility. If we are unable to obtain sufficient capital in the future, we may be forced to reduce or discontinue our operations, not be able to make new investments, or otherwise respond to changing business conditions or competitive pressures.

In addition to regulatory requirements that restrict our ability to raise capital, our Credit Facilities, the Convertible Senior Notes, the 2019 Notes and the 2024 Notes contain various covenants which, if not complied with, could require accelerated repayment under the facility or require us to repurchase the Convertible Senior Notes, the 2019 Notes and the 2024 Notes thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay dividends.

The credit agreements governing our Credit Facilities, the Convertible Senior Notes, the 2019 Notes, and the 2024 Notes require us to comply with certain financial and operational covenants. These covenants require us to, among other things, maintain certain financial ratios, including asset coverage, debt to equity and interest coverage. Our ability to continue to comply with these covenants in the future depends on many factors, some of which are beyond our control. There are no assurances that we will be able to comply with these covenants. Failure to comply with these covenants would result in a default which, if we were unable to obtain a waiver from the lenders under our Credit Facilities or the trustee or holders under the Convertible Senior Notes and could accelerate repayment under the facilities or the Convertible Senior Notes, the 2019 Notes or 2024 Notes and thereby have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay dividends. In addition, holders of the Convertible Senior Notes will have the right to require us to repurchase the Convertible Senior Notes upon the occurrence of a fundamental change at a repurchase price equal to 100% of their principal amount, plus accrued and unpaid interest, if any. We may not have enough available cash or be able to obtain financing at the time we are required to make repurchases. See “Management’s Discussion and Analysis of Results of Operations and Financial Condition—Borrowings.”

We may be unable to obtain debt capital on favorable terms or at all, in which case we would not be able to use leverage to increase the return on our investments.

If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

We are subject to certain risks as a result of our interests in connection with the Debt Securitizations and our equity interest in the Securitization Issuers.

On December 19, 2012, in connection with the 2012 Debt Securitization and the offering of the 2017 Asset-Backed Notes by Hercules Capital Funding Trust 2012-1 (the “2012 Securitization Issuer”), we sold and/or contributed to Hercules Capital Funding 2012-1 LLC, as trust depositor (the “2012 Trust Depositor”), certain senior loans made to certain of our portfolio companies (the “2012 Loans”), which the 2012 Trust Depositor in turn sold and/or contributed to the 2012 Securitization Issuer in exchange for 100% of the equity interest in the 2012 Securitization Issuer, cash proceeds and other consideration. Following these transfers, the 2012 Securitization Issuer, and not the 2012 Trust Depositor or us, held all of the ownership interest in the 2012 Loans.

In addition, on November 13, 2014, in connection with the 2014 Debt Securitization and the offering of the 2021 Asset-Backed Notes by Hercules Capital Funding Trust 2014-1 (the “2014 Securitization Issuer,” together with the 2012 Securitization Issuer, the “Securitization Issuers”), we sold and/or contributed to Hercules Capital Funding 2014-1 LLC, as trust depositor (the “2014 Trust Depositor,” together with the 2014 Trust Depositor, the “Trust Depositors”), certain senior loans made to certain of our portfolio companies (the “2014 Loans,” together with the 2012 Loans, the “Loans”), which the 2014 Trust Depositor in turn sold and/or contributed to the 2014 Securitization Issuer in exchange for 100% of the equity interest in the 2014 Securitization Issuer, cash proceeds and other consideration. Following these transfers, the 2014 Securitization Issuer, and not the 2014 Trust Depositor or us, held all of the ownership interest in the 2014 Loans.

As a result of the Debt Securitizations, we hold, indirectly through the 2012 Trust Depositor and the 2014 Trust Depositor, 100% of the equity interests in the 2012 Securitization Issuer and 2014 Securitization Issuer, respectively. As a result, we consolidate the financial statements of the Trust Depositors and the Securitization Issuers, as well as our other subsidiaries, in our consolidated financial statements. Because the Trust Depositors and the Securitization Issuers are disregarded as entities separate from their owners for U.S. federal income tax purposes, the sale or contribution by us to the Trust Depositors, and by the Trust Depositors to the Securitization Issuers, as applicable, did not constitute a taxable event for U.S. federal income tax purposes. If the U.S. Internal Revenue Service (“IRS”) were to take a contrary position, there could be a material adverse effect on our business, financial condition, results of operations or cash flows.

Further, a failure of the 2012 Securitization Issuer or the 2014 Securitization Issuer to be treated as a disregarded entity for U.S. federal income tax purposes would constitute an event of default pursuant to the indenture under the 2012 Debt Securitization or the indenture under the 2014 Debt Securitization, respectively, upon which the trustee under the 2012 Debt Securitization (the “2012 Trustee”) or the trustee under the 2014 Debt Securitization (the “2014 Trustee,” together with the 2012 Trustee, the “Trustees”), respectively, may and will at the direction of a supermajority of the holders of the 2017 Asset-Backed Notes (the “2017 Noteholders”) or at the direction of a supermajority of the holders of the 2021 Asset-Backed Notes (the “2021 Noteholders,” together with the 2017 Noteholders, the “Noteholders”), respectively, declare the 2017 Asset-Backed Notes or 2021 Asset-Backed Notes, respectively, to be immediately due and payable and exercise remedies under the applicable indenture, including (i) to institute proceedings for the collection of all amounts then payable on the 2017 Asset-Backed Notes or the 2021 Asset-Backed Notes, respectively, or under the applicable indenture, enforce any judgment obtained, and collect from the 2012 Securitization Issuer or 2014 Securitization Issuer, respectively, and any other obligor upon the 2017 Asset-Backed Notes or the 2021 Asset-Backed Notes, respectively, monies adjudged due; (ii) institute proceedings from time to time for the complete or partial foreclosure of the applicable indenture with respect to the property of the 2012 Securitization Issuer or the 2014 Securitization Issuer, respectively; (iii) exercise any remedies as a secured party under the relevant UCC and take other appropriate action under applicable law to protect and enforce the rights and remedies of the 2012 Trustee or 2014 Trustee, respectively, and the 2017 Noteholders and 2021 Noteholders, respectively; or (iv) sell the property of the 2012 Securitization Issuer or the 2014 Securitization Issuer, respectively, or any portion thereof or rights or interest therein at one or more public or private sales called and conducted in any matter permitted by law. Any such exercise of remedies could have a material adverse effect on our business, financial condition, results of operations or cash flows.

An event of default in connection with either Debt Securitization could give rise to a cross-default under our other material indebtedness.

The documents governing our other material indebtedness contain customary cross-default provisions that could be triggered if an event of default occurs in connection with either Debt Securitization. An event of default with respect to our other indebtedness could lead to the acceleration of such indebtedness and the exercise of other remedies as provided in the documents governing such other indebtedness. This could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in our inability to make distributions sufficient to maintain our status as a RIC.

We may not receive cash distributions in respect of our indirect ownership interests in the Securitization Issuers.

Apart from fees payable to us in connection with our role as servicer of the Loans and the reimbursement of related amounts under the documents governing the Debt Securitizations, we receive cash in connection with the Debt Securitizations only to the extent that the Trust Depositors receive payments in respect of their respective equity interests in the Securitization Issuers. The respective holders of the equity interests in the Securitization Issuers are the residual claimants on distributions, if any, made by the respective Securitization Issuers after the respective Noteholders and other claimants have been paid in full on each payment date or upon maturity of the Asset-Backed Notes, subject to the priority of payments under the Debt Securitization documents governing the Debt Securitizations. To the extent that the value of a Securitization Issuer’s portfolio of loans is reduced as a result of conditions in the credit markets (relevant in the event of a liquidation event), other macroeconomic factors, distressed or defaulted loans or the failure of individual portfolio companies to otherwise meet their obligations in respect of the loans, or for any other reason, the ability of a Securitization Issuer to make cash distributions in respect of a Trust Depositor’s equity interests would be negatively affected and consequently, the value of the equity interests in the Securitization Issuer would also be reduced. In the event that we fail to receive cash indirectly from the Securitization Issuers, we could be unable to make distributions, if at all, in amounts sufficient to maintain our status as a RIC.

The interests of the Noteholders may not be aligned with our interests.

The Asset-Backed Notes are debt obligations ranking senior in right of payment to the rights of the holder of the equity interests in the Securitization Issuers, as residual claimants in respect of distributions, if any, made by the Securitization Issuers. As such, there are circumstances in which the interests of the Noteholders may not be aligned with the interests of holders of the equity interests in the Securitization Issuers. For example, under the terms of the documents governing each Debt Securitization, the respective Noteholders have the right to receive payments of principal and interest prior to holders of the equity interests.

For as long as the Asset-Backed Notes remain outstanding, the respective Noteholders have the right to act in certain circumstances with respect to the Loans in ways that may benefit their interests but not the interests of the respective holders of the equity interests in the Securitization Issuers, including by exercising remedies under the documents governing the Debt Securitizations.

If an event of default occurs, the respective Noteholders will be entitled to determine the remedies to be exercised, subject to the terms of the documents governing the Debt Securitizations. For example, upon the occurrence of an event of default with respect to the Asset-Backed Notes, the applicable Trustee may and will at the direction of the holders of a supermajority of the applicable Asset-Backed Notes declare the principal, together with any accrued interest, of the notes to be immediately due and payable. This would have the effect of accelerating the principal on such notes, triggering a repayment obligation on the part of the applicable Securitization Issuer. The Asset-Backed Notes then outstanding will be paid in full before any further payment or distribution on the equity interest is made. There can be no assurance that there will be sufficient funds through collections on the applicable Loans or through the proceeds of the sale of the applicable Loans in the event of a bankruptcy or insolvency to repay in full the obligations under the Asset-Backed Notes, or to make any distribution to holders of the equity interests in the Securitization Issuers.

Remedies pursued by the Noteholders could be adverse to our interests as the indirect holder of the equity interests in the Securitization Issuers. The Noteholders have no obligation to consider any possible adverse effect on such other interests. Thus, there can be no assurance that any remedies pursued by the Noteholders will be consistent with the best interests of the Trust Depositors or that we will receive, indirectly through the Trust Depositors, any payments or distributions upon an acceleration of the Asset-Backed Notes. Any failure of the Securitization Issuers to make distributions in respect of the equity interests that we indirectly hold, whether as a result of an event of default and the acceleration of payments on the Asset-Backed Notes or otherwise, could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in our inability to make distributions sufficient to maintain our status as a RIC.

Certain events related to the performance of Loans could lead to the acceleration of principal payments on the Asset-Backed Notes.

The following constitute rapid amortization events (“Rapid Amortization Events”) under the documents governing each Debt Securitization: (i) the aggregate outstanding principal balance of delinquent 2012 Loans or 2014 Loans, respectively, and restructured 2012 Loans or 2014 Loans, respectively, that would have been delinquent 2012 Loans or 2014 Loans, respectively, had such loans not become restructured loans exceeds 10% of the current aggregate outstanding principal balance of the 2012 Loans or 2014 Loans, respectively, for a period of three consecutive months; (ii) the aggregate outstanding principal balance of defaulted 2012 Loans or 2014 Loans, respectively, exceeds 5% of the initial outstanding principal balance of the 2012 Loans or outstanding principal balance of the 2014 Loans, respectively, determined as of December 19, 2012 for the 2012 Notes and November 13, 2014 for the 2014 Notes, for a period of three consecutive months; (iii) the aggregate outstanding principal balance of the 2017 Asset-Backed Notes or 2021 Asset-Backed Notes, respectively, exceeds the borrowing base for a period of three consecutive months; (iv) the 2012 Securitization Issuer’s pool of 2012 Loans or the 2014 Securitization Issuer’s pool of 2014 Loans contains 2012 Loans or 2014 Loans, respectively, to ten or fewer obligors; and (v) the occurrence of an event of default under the documents governing the respective Debt Securitization. After a Rapid Amortization Event has occurred, subject to the priority of payments under the documents governing each Debt Securitization, principal collections on the 2012 Loans or 2014 Loans, respectively, will be used to make accelerated payments of principal on the 2017 Asset-Backed Notes or the 2021 Asset-Backed Notes, respectively, until the principal balance of the 2017 Asset-Backed Notes or the 2021 Asset-Back Notes, respectively, is reduced to zero. Such an event could delay, reduce or eliminate the ability of either or both Securitization Issuers to make distributions in respect of the equity interests that we indirectly hold, which could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in our inability to make distributions sufficient to maintain our status as a RIC.

We have certain repurchase obligations with respect to the Loans transferred in connection with the Debt Securitizations.

As part of the Debt Securitizations, we entered into a sale and contribution agreement and a sale and servicing agreement under which we would be required to repurchase any Loan (or participation interest therein) which was sold to the Securitization Issuers in breach of certain customary representations and warranty made by us or by the Trust Depositors with respect to such Loan or the legal structure of the Debt Securitizations. To the extent that there is a breach of such representations and warranties and we fail to satisfy any such repurchase obligation, a Trustee may, on behalf of the respective Securitization Issuer, bring an action against us to enforce these repurchase obligations.

Because most of our investments typically are not in publicly-traded securities, there is uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

At December 31, 2014, portfolio investments, which are valued at fair value by the Board of Directors, were approximately 78.6% of our total assets. We expect our investments to continue to consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value.

There is no single standard for determining fair value in good faith. We value these securities at fair value as determined in good faith by our Board of Directors, based on the recommendations of our Audit Committee. In making a good faith determination of the value of these securities, we generally start with the cost basis of each security, which includes the amortized OID and PIK interest, if any. The Audit Committee uses its best judgment in arriving at the fair value of these securities. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while applying a valuation process for the types of investments we make, which includes but is not limited to deriving a hypothetical exit price. However, the Board of Directors retains ultimate authority as to the appropriate valuation of each investment. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. We adjust quarterly the valuation of our portfolio to reflect the Board of Directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Our investments in a portfolio company, whether debt, equity, or a combination thereof, may lead to our receiving material non-public information (“MNPI”) or obtaining ‘control’ of the target company. Our ability to exit an investment where we have MNPI or control could be limited and could result in a realized loss on the investment.

If we receive MNPI, or a controlling interest in a portfolio company, our ability to divest ourselves from a debt or equity investment could be restricted. Causes of such restriction could include market factors, such as liquidity in a private stock, or limited trading volume in a public company’s securities, or regulatory factors, such as the receipt of MNPI or insider blackout periods, where we are under legal obligation not to sell. Additionally, we may choose not to take certain actions to protect a debt investment in a control investment portfolio company. As a result, we could experience a decrease in the value of our portfolio company holdings and potentially incur a realized loss on the investment.

Regulations governing our operations as a business development company may affect our ability to, and the manner in which, we raise additional capital, which may expose us to risks.

Our business will require a substantial amount of capital. We may acquire additional capital from the issuance of senior securities, including borrowings, securitization transactions or other indebtedness, or the issuance of additional shares of our common stock. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities, other evidences of indebtedness or preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the 1940 Act, we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such transaction may be disadvantageous. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights and might have rights, preferences, or privileges more favorable than those of our common stockholders and the issuance of preferred stock could have the effect of delaying, deferring, or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

To the extent that we are constrained in our ability to issue debt or other senior securities, we will depend on issuances of common stock to finance operations. Other than in certain limited situations such as rights offerings, as a business development company, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

We make both debt and minority equity investments; therefore, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” as defined under the 1940 Act, unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation” in this prospectus.

We believe that most of the senior loans we make will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

If we fail to continuously qualify as a business development company, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility, and lead to situations where we might have to restrict our borrowings, reduce our leverage, sell securities and pursue other activities that we are allowed to engage in as a business development company. In addition, failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a business development company, see “Regulation” in this prospectus.

To the extent OID and PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include OID instruments and contractual PIK interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•

The higher interest rates of OID and PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID and PIK instruments generally represent a significantly higher credit risk than coupon loans.

•	Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

•

OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID and PIK income may also create uncertainty about the source of our cash distributions.

•	For accounting purposes, any cash distributions to shareholders representing OID and PIK income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

If we are unable to satisfy Code requirements for qualification as a RIC, then we will be subject to corporate-level U.S. federal income tax, which would adversely affect our results of operations and financial condition.

We elected to be treated as a RIC for federal income tax purposes with the filing of our federal corporate income tax return for 2006. We will not qualify for the tax treatment allowable to RICs if we are unable to comply with the source of income, asset diversification and distribution requirements contained in subchapter M of the Code, or if we fail to maintain our election to be regulated as a business development company under the 1940 Act. If we fail to qualify for the federal income tax benefits allowable to RICs for any reason and become subject to a corporate-level U.S. federal income tax, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution to our stockholders and the actual amount of our distributions. Such a failure would have a material adverse effect on us, the net asset value of our common stock and the total return, if any, obtainable from your investment in our common stock. Any net operating losses that we incur in periods during which we qualify as a RIC will not offset net capital gains (i.e., net realized long-term capital gains in excess of net realized short-term capital losses), and we cannot pass such net operating losses through to our stockholders.

We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.

In accordance with U.S. federal tax requirements, we include in income for tax purposes certain amounts that we have not yet received in cash, such as contractual PIK interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. In addition to the cash yields received on our loans, in some instances, our loans generally include one or more of the following: end-of-term payments, exit fees, balloon payment fees, commitment fees, success fees or prepayment fees. In some cases our loans also include contractual PIK interest arrangements. The increases in loan balances as a result of contractual PIK arrangements are included in income for the period in which such PIK interest was accrued, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income for tax purposes certain other amounts prior to receiving the related cash.

Any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that we receive. This will generally result in “original issue discount” for tax purposes, which we must recognize as ordinary income, increasing the amount that we are required to distribute to qualify for the federal income tax benefits applicable to RICs. Because these warrants generally will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related OID, if ever, we would need to obtain cash from other sources or to pay a portion of our distributions using shares of newly issued common stock, consistent with IRS requirements, to satisfy such distribution requirements.

Other features of the debt instruments that we hold may also cause such instruments to generate original issue discount, resulting in a dividend distribution requirement in excess of current cash interest received. Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the RIC tax requirement to distribute generally an amount equal to at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Under such circumstances, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are unable to obtain cash from other sources and are otherwise unable to satisfy such distribution requirements, we may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax on all our income.

There is a risk that you may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders. We cannot assure you that we will achieve investment results, or our business may not perform in a manner that will allow us to make a specified level of distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, our Credit Facilities limit our ability to declare dividends if we default under certain provisions.

We have and may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

Under applicable Treasury regulations and certain private rulings issued by the IRS, RICs are permitted to treat certain distributions payable in up to 80% in their stock, as taxable dividends that will satisfy their annual distribution obligations for federal income tax and excise tax purposes provided that shareholders have the opportunity to elect to receive the distribution in cash. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold federal income tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, then such sales may put downward pressure on the trading price of our stock. We may in the future determine to distribute taxable dividends that are partially payable in our common stock.

We are exposed to risks associated with changes in interest rates, including fluctuations in interest rates which could adversely affect our profitability or the value of our portfolio

General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities, and, accordingly, may have a material adverse effect on our investment objective and rate of return on investment capital. A portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. Because we will borrow money to make investments and may issue debt securities, preferred stock or other securities, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities, preferred stock or other securities and the rate at which we invest these funds. Typically, we anticipate that our interest-earning investments will accrue and pay interest at both variable and fixed rates, and that our interest-bearing liabilities will generally accrue interest at fixed rates.

A significant increase in market interest rates could harm our ability to attract new portfolio companies and originate new loans and investments. We expect that most of our current initial investments in debt securities will be at floating rate with a floor. However, in the event that we make investments in debt securities at variable rates, a significant increase in market interest rates could also result in an increase in our non-performing assets and a decrease in the value of our portfolio because our floating-rate loan portfolio companies may be unable to meet higher payment obligations. In periods of rising interest rates, our cost of funds would increase, resulting in a decrease in our net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for our capital that the decrease in interest rates may produce. We may, but will not be required to, hedge against the risk of adverse movement in interest rates in our short-term and long-term borrowings relative to our portfolio of assets. If we engage in hedging activities, it may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition, and results of operations.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments

Our realized gains are reduced by amounts paid pursuant to the warrant participation agreement.

Citigroup Global Markets Realty Corp. (“Citigroup”), a former credit facility provider to Hercules, has an equity participation right through a warrant participation agreement (the “Warrant Participation Agreement”) on the pool of loans and certain warrants formerly collateralized under its then existing credit facility (the “Citibank Credit Facility”). Pursuant to the Warrant Participation Agreement, we granted to Citigroup a 10% participation in all warrants held as collateral. As a result, Citigroup is entitled to 10% of the realized gains on certain warrants until the realized gains paid to Citigroup pursuant to the agreement equals $3,750,000 (the “Maximum Participation Limit”). The obligations under the Warrant Participation Agreement continue even after the Citibank Credit Facility is terminated until the Maximum Participation Limit has been reached.

During the year ended December 31, 2014, we reduced our realized gain by approximately $465,000 for Citigroup’s participation in the realized gain on sale of equity securities that were obtained from exercising portfolio company warrants which were included in the collateral pool. We recorded a decrease on participation liability and an increase on unrealized appreciation by a net amount of approximately $270,000 as a result of depreciation of fair value on the pool of warrants as a result of the sale of shares in Acceleron Pharma, Inc., Merrimack Pharmaceuticals, Inc., Portola Pharmaceuticals, Inc. and Everyday Health, Inc. that were subject to the agreement. The remaining value of their participation right on unrealized gains in the related equity investments was approximately $101,000 as of December 31, 2014 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, we have paid approximately $2.1 million under the Warrant Participation Agreement thereby reducing our realized gains by this amount. We will continue to pay Citigroup under the Warrant Participation Agreement until the Maximum Participation Limit is reached or the warrants expire. Warrants subject to the Citigroup Warrant Participation Agreement are set to expire between February 2016 and January 2017.

Legislation may allow us to incur additional leverage.

As a business development company, under the 1940 Act generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). If recent legislation in the U.S. House of Representatives is passed, or similar legislation is introduced, it would modify this section of the 1940 Act and increase the amount of debt that business development companies may incur. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase. However, the ultimate form and likely outcome of such legislation or any similar legislation cannot be predicted.

Two of our wholly-owned subsidiaries are licensed by the U.S. Small Business Administration, and as a result, we will be subject to SBA regulations.

Our wholly-owned subsidiaries HT II and HT III are licensed to act as SBICs and are regulated by the SBA. HT II and HT III hold approximately $150.5 million and $314.8 million in assets, respectively, and they accounted for approximately 9.1% and 19.1% of our total assets, respectively, prior to consolidation at December 31, 2014. The SBIC licenses allow our SBIC subsidiaries to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. The SBA regulations require, among other things, that a licensed SBIC be examined periodically and audited by an independent auditor to determine the SBIC’s compliance with the relevant SBA regulations.

Under current SBA regulations, a licensed SBIC can provide capital to those entities that have a tangible net worth not exceeding $19.5 million and an average annual net income after Federal income taxes not exceeding $6.0 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 25.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after Federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on factors such as the number of employees and gross sales. The SBA regulations permit licensed SBICs to make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause HT II and HT III to forego attractive investment opportunities that are not permitted under SBA regulations.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If either HT II or HT III fail to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/ or limit HT II or HT III from making new investments. Such actions by the SBA would, in turn, negatively affect us because HT II and HT III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of December 31, 2014 as a result of having sufficient capital as defined under the SBA regulations. See “Regulation—Small Business Administration Regulations” in this prospectus.

SBA regulations limit the outstanding dollar amount of SBA guaranteed debentures that may be issued by an SBIC or group of SBICs under common control.

The SBA regulations currently limit the dollar amount of SBA-guaranteed debentures that can be issued by any one SBIC to $150.0 million or to a group of SBICs under common control to $225.0 million. Bills have been proposed in the U.S. Senate that would increase the total SBIC leverage capacity for affiliated SBIC funds from $225.0 million to $350.0 million. However, the ultimate form and likely outcome of such legislation or any similar legislation cannot be predicted.

An SBIC may not borrow an amount in excess of two times (and in certain cases, up to three times) its regulatory capital. As of December 31, 2014, we have issued $190.2 million in SBA-guaranteed debentures in our SBIC Subsidiaries, which is the maximum allowed for a group of SBICs under common control. During times that we reach the maximum dollar amount of SBA-guaranteed debentures permitted, and if we require additional capital, our cost of capital is likely to increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.

Moreover, the current status of our SBIC subsidiaries as SBICs does not automatically assure that our SBIC subsidiaries will continue to receive SBA-guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies and available SBA funding. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by our SBIC subsidiaries.

The debentures guaranteed by the SBA have a maturity of ten years and require semi-annual payments of interest. Our SBIC subsidiaries will need to generate sufficient cash flow to make required interest payments on the debentures. If our SBIC subsidiaries are unable to meet their financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under such debentures as the result of a default by us.

Our wholly-owned SBIC subsidiaries may be unable to make distributions to us that will enable us to maintain RIC status, which could result in the imposition of an corporate-level U.S. federal income or excise tax.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level U.S. federal taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from our SBIC subsidiaries. We will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of an corporate-level U.S. federal income tax on us.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors and lenders to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the market price of our common stock. Nevertheless, any such changes could materially and adversely affect our business and impair our ability to make distributions to our stockholders.

Changes in laws or regulations governing our business could negatively affect the profitability of our operations.

Changes in the laws or regulations, or the interpretations of the laws and regulations, which govern business development companies, SBICs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations, in addition to applicable foreign and international laws and regulations, and are subject to judicial and administrative decisions that affect our operations, including our loan originations maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures, and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, then we may have to incur significant expenses in order to comply or we may have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, then we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business results of operations or financial condition.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that could adversely affect our business and financial results.

We are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the New York Stock Exchange, or NYSE, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. On July 21, 2010, the Dodd-Frank Wall Street Reform and Protection Act, or the Dodd-Frank Act, was enacted. There are significant corporate governance and executive compensation-related provisions in the Dodd-Frank Act, and the SEC has adopted, and will continue to adopt, additional rules and regulations that may impact us. Our efforts to comply with these requirements have resulted in, and are likely to continue to result in, an increase in expenses and a diversion of management’s time from other business activities.

In addition, our failure to keep pace with such rules, or for our management to appropriately address compliance with such rules fully and in a timely manner, exposes us to an increasing risk of inadvertent non-compliance. While the Company’s management team takes reasonable efforts to ensure that the Company is in full compliance with all laws applicable to its operations, the increasing rate and extent of regulatory change increases the risk of a failure to comply, which may result in our ability to operate our business in the ordinary course or may subject us to potential fines, regulatory findings or other matters that may materially impact our business.

Results may fluctuate and may not be indicative of future performance.

Our operating results may fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. Factors that could cause operating results to fluctuate include, but are not limited to, variations in the investment origination volume and fee income earned, changes in the accrual status of our debt investments, variations in timing of prepayments, variations in and the timing of the recognition of net realized gains or losses and changes in unrealized appreciation or depreciation, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions.

We face cyber-security risks.

Our business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, our information technology systems could become subject to cyber-attacks. Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on our business, results of operations and financial condition.

The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunication outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Risks Related to Current Economic and Market Conditions

Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

The global capital markets have experienced a period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. While the capital markets have improved, these conditions could deteriorate again in the future. During such market disruptions, we may have difficulty raising debt or equity capital, especially as a result of regulatory constraints.

Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. In addition, significant changes in the capital markets, including the disruption and volatility, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition and results of operations.

Various social and political tensions in the United States and around the world, including in the Middle East, Eastern Europe and Russia, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, continue to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is also continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. The recent United States and global economic downturn, or a return to the recessionary period in the United States, could adversely impact our investments. We cannot predict the duration of the effects related to these or similar events in the future on the United States economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

Depending on funding requirements, we may need to raise additional capital to meet our unfunded commitments either through equity offerings or through additional borrowings.

As of December 31, 2014, we had unfunded debt commitments of approximately $339.0 million. Approximately $191.3 million of these unfunded contractual commitments are dependent upon the portfolio company reaching certain milestones before the contractual commitment becomes available. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements or future earning assets. Closed commitments generally fund 70-80% of the committed amount in aggregate over the life of the commitment. We intend to use cash flow from normal and early principal repayments, SBA debentures, our Credit Facilities and proceeds from the Convertible Senior Notes, 2019 Notes, 2024 Notes, and the Asset-Backed Notes to fund these commitments. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due.

Our ability to secure additional financing and satisfy our financial obligations under indebtedness outstanding from time to time will depend upon our future operating performance, which is subject to the prevailing general economic and credit market conditions, including interest rate levels and the availability of credit generally, and financial, business and other factors, many of which are beyond our control. The prolonged continuation or worsening of current economic and capital market conditions could have a material adverse effect on our ability to secure financing on favorable terms, if at all.

Changes relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities.

In the recent past, concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

Actions by the BBA, regulators or law enforcement agencies as a result of these or future events, may result in changes to the manner in which LIBOR is determined. Potential changes, or uncertainty related to such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

Risks Related to Our Investments

Our investments are concentrated in certain industries and in a number of technology-related companies, which subjects us to the risk of significant loss if any of these companies default on their obligations under any of their debt securities that we hold, or if any of the technology-related industry sectors experience a downturn.

We have invested and intend to continue investing in a limited number of technology-related companies. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond the asset diversification requirements to which we will be subject as a RIC, we do not have fixed guidelines for diversification or limitations on the size of our investments in any one portfolio company and our investments could be concentrated in relatively few issuers. In addition, we have invested in and intend to continue investing, under normal circumstances, at least 80% of the value of our total assets (including the amount of any borrowings for investment purposes) in technology-related companies.

As of December 31, 2014, approximately 60.7% of the fair value of our portfolio was composed of investments in four industries: 26.2% was composed of investments in the drug discovery and development industry, 13.5% was composed of investments in the medical device and equipment industry, 12.3% was composed of investments in the software industry and 8.7% was composed of investments in the drug delivery industry.

As a result, a downturn in technology-related industry sectors and particularly those in which we are heavily concentrated could materially adversely affect our financial condition.

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. The following table shows the fair value of the totals of investments held in portfolio companies at December 31, 2014 that represent greater than 5% of our net assets:

	December 31, 2014
(in thousands)	Fair Value	Percentage of Net Assets
Merrimack Pharmaceuticals, Inc.	40,677	6.2%
IronPlanet, Inc.	37,412	5.7%
Alimera Sciences, Inc.	34,085	5.2%

Merrimack Pharmaceuticals, Inc. is a biopharmaceutical company discovering, developing and preparing to commercialize innovative medicines paired with companion diagnostics for the treatment of serious diseases, with an initial focus on cancer.

IronPlanet, Inc. is a consumer and business products company that operates an online marketplace for used heavy equipment.

Alimera Sciences, Inc. is a biopharmaceutical company that specializes in the research, development and commercialization of prescription ophthalmic pharmaceuticals.

Our financial results could be materially adversely affected if these portfolio companies or any of our other significant portfolio companies encounter financial difficulty and fail to repay their obligations or to perform as expected.

Our investments may be in portfolio companies that have limited operating histories and resources.

We expect that our portfolio will continue to consist of investments that may have relatively limited operating histories. These companies may be particularly vulnerable to U.S. and foreign economic downturns may have more limited access to capital and higher funding costs, may have a weaker financial position and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from larger, more established companies with greater financial, technical and marketing resources. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation applicable to their given industry. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these companies. We cannot assure you that any of our investments in our portfolio companies will be successful. We may lose our entire investment in any or all of our portfolio companies.

Investing in publicly traded companies can involve a high degree of risk and can be speculative.

We have invested, and expect to continue to invest, a portion of our portfolio in publicly traded companies or companies that are in the process of completing their initial public offering, or IPO. As publicly traded companies, the securities of these companies may not trade at high volumes, and prices can be volatile, which may restrict our ability to sell our positions and may have a material adverse impact on us.

Our ability to invest in public companies may be limited in certain circumstances.

To maintain our status as a BDC, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as a qualifying asset only if such issuer has a market capitalization that is less than $250 million at the time of such investment and meets the other specified requirements.

Our investment strategy focuses on technology-related companies, which are subject to many risks, including volatility, intense competition, shortened product life cycles, changes in regulatory and governmental programs and periodic downturns, and you could lose all or part of your investment.

We have invested and will continue investing primarily in technology-related companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, technology-related industries are generally characterized by abrupt business cycles and intense competition. Overcapacity in technology-related industries, together with cyclical economic downturns, may result in substantial decreases in the market capitalization of many technology-related companies. Such decreases in market capitalization may occur again, and any future decreases in technology-related company valuations may be substantial and may not be temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than do companies in other industry sectors.

Because of rapid technological change, the average selling prices of products and some services provided by technology-related companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by technology-related companies may decrease over time, which could adversely affect their operating results, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect our business, financial condition and results of operations.

A natural disaster may also impact the operations of our portfolio companies, including our technology-related portfolio companies. The nature and level of natural disasters cannot be predicted and may be exacerbated by global climate change. A portion of our technology-related portfolio companies rely on items assembled or produced in areas susceptible to natural disasters, and may sell finished goods into markets susceptible to natural disasters. A major disaster, such as an earthquake, tsunami, flood or other catastrophic event could result in disruption to the business and operations of our technology-related portfolio companies.

We will invest in technology-related companies that are reliant on U.S. and foreign regulatory and governmental programs. Any material changes or discontinuation, due to change in administration or U.S. Congress or otherwise could have a material adverse effect on the operations of a portfolio company in these industries and, in turn, impair our ability to timely collect principal and interest payments owed to us to the extent applicable.

We have invested in and may continue investing in technology-related companies that do not have venture capital or private equity firms as equity investors, and these companies may entail a higher risk of loss than do companies with institutional equity investors, which could increase the risk of loss of your investment.

Our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other cash requirements and, in most instances, to service the interest and principal payments on our investment. Portfolio companies that do not have venture capital or private equity investors may be unable to raise any additional capital to satisfy their obligations or to raise sufficient additional capital to reach the next stage of development. Portfolio companies that do not have venture capital or private equity investors may be less financially sophisticated and may not have access to independent members to serve on their boards, which means that they may be less successful than portfolio companies sponsored by venture capital or private equity firms. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are sponsored by venture capital or private equity firms.

Our investments in the energy technology industry are subject to many risks, including volatility, intense competition, unproven technologies, periodic downturns and potential litigation.

Our investments in energy technology companies are subject to substantial operational risks, such as underestimated cost projections, unanticipated operation and maintenance expenses, loss of government subsidies, and inability to deliver cost-effective alternative energy solutions compared to traditional energy products. In addition, energy technology companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction or acquisitions, or securing additional long-term contracts. Thus, some energy companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies. Furthermore, production levels for solar, wind and other renewable energies may be dependent upon adequate sunlight, wind, or biogas production, which can vary from market to market and period to period, resulting in volatility in production levels and profitability. In addition, our energy technology companies may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses) and valuations of energy technology companies can and often do fluctuate suddenly and dramatically and the markets in which energy technology companies operate are generally characterized by abrupt business cycles and intense competition. Demand for energy technology and renewable energy is also influenced by the available supply and prices for other energy products, such as coal, oil and natural gases. A change in prices in these energy products could reduce demand for alternative energy. Our investments in energy technology companies also face potential litigation, including significant warranty and product liability claims, as well as class action and government claims arising from the increased attention to the industry from the failure of Solyndra. Such litigation could adversely affect the business and results of operations of our energy technology portfolio companies. There is also particular uncertainty about whether agreements providing incentives for reductions in greenhouse gas emissions, such as the Kyoto Protocol, will continue and whether countries around the world will enact or maintain legislation that provides incentives for reductions in greenhouse gas emissions, without which such investments in energy technology dependent portfolio companies may not be economical or financing for such projects may become unavailable. As a result, these portfolio company investments face considerable risk, including the risk that favorable regulatory regimes expire or are adversely modified. This could, in turn, materially adversely affect the value of the energy technology companies in our portfolio.

Energy technology companies are subject to extensive government regulation and certain other risks particular to the sectors in which they operate and our business and growth strategy could be adversely affected if government regulations, priorities and resources impacting such sectors change or if our portfolio companies fail to comply with such regulations.

As part of our investment strategy, we plan to invest in portfolio companies in energy technology sectors that may be subject to extensive regulation by foreign, U.S. federal, state and/or local agencies. Changes in existing laws, rules or regulations, or judicial or administrative interpretations thereof, or new laws, rules or regulations could have an adverse impact on the business and industries of our portfolio companies. In addition, changes in government priorities or limitations on government resources could also adversely impact our portfolio companies. We are unable to predict whether any such changes in laws, rules or regulations will occur and, if they do occur, the impact of these changes on our portfolio companies and our investment returns. Furthermore, if any of our portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Our portfolio companies may be subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace.

In addition, there is considerable uncertainty about whether foreign, U.S., state and/or local governmental entities will enact or maintain legislation or regulatory programs that mandate reductions in greenhouse gas emissions or provide incentives for energy technology companies. Without such regulatory policies, investments in Energy Technology companies may not be economical and financing for energy technology companies may become unavailable, which could materially adversely affect the ability of our portfolio companies to repay the debt they owe to us. Any of these factors could materially and adversely affect the operations and financial condition of a portfolio company and, in turn, the ability of the portfolio company to repay the debt they owe to us.

Cyclicality within the energy sector may adversely affect some of our portfolio companies.

Industries within the energy sector are cyclical with fluctuations in commodity prices and demand for, and production of commodities driven by a variety of factors. The highly cyclical nature of the industries within the energy sector may lead to volatile changes in commodity prices, which may adversely affect the earnings of energy companies in which we may invest and the performance and valuation of our portfolio.

Volatility of oil and natural gas prices could impair certain of our portfolio companies’ operations and ability to satisfy obligations to their respective lenders and investors, including us, which could negatively impact our financial condition.

Some of our portfolio companies’ businesses are heavily dependent upon the prices of, and demand for, oil and natural gas, which have recently declined significantly and such volatility could continue or increase in the future. A substantial or extended decline in oil and natural gas demand or prices may adversely affect the business, financial condition, cash flow, liquidity or results of operations of these portfolio companies and might impair their ability to meet capital expenditure obligations and financial commitments. A prolonged or continued decline in oil prices could therefore have a material adverse effect on our business, financial condition and results of operations

Our investments in the life science industry are subject to extensive government regulation, litigation risk and certain other risks particular to that industry.

We have invested and plan to continue investing in companies in the life science industry that are subject to extensive regulation by the Food and Drug Administration, or the FDA, and to a lesser extent, other federal, state and other foreign agencies. If any of these portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Portfolio companies that produce medical devices or drugs are subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace. In addition, governmental budgetary constraints effecting the regulatory approval process, new laws, regulations or judicial interpretations of existing laws and regulations might adversely affect a portfolio company in this industry. Portfolio companies in the life science industry may also have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect the operations of a portfolio company in this industry and, in turn, impair our ability to timely collect principal and interest payments owed to us.

Our investments in the drug discovery industry are subject to numerous risks, including competition, extensive government regulation, product liability and commercial difficulties.

Our investments in the drug discovery industry are subject to numerous risks. The successful and timely implementation of the business model of our drug discovery portfolio companies depends on their ability to adapt to changing technologies and introduce new products. As competitors continue to introduce competitive products, the development and acquisition of innovative products and technologies that improve efficacy, safety, patient’s and clinician’s ease of use and cost-effectiveness are important to the success of such portfolio companies. The success of new product offerings will depend on many factors, including the ability to properly anticipate and satisfy customer needs, obtain regulatory approvals on a timely basis, develop and manufacture products in an economic and timely manner, obtain or maintain advantageous positions with respect to intellectual property, and differentiate products from those of competitors. Failure by our portfolio companies to introduce planned products or other new products or to introduce products on schedule could have a material adverse effect on our business, financial condition and results of operations.

Further, the development of products by drug discovery companies requires significant research and development, clinical trials and regulatory approvals. The results of product development efforts may be affected by a number of factors, including the ability to innovate, develop and manufacture new products, complete clinical trials, obtain regulatory approvals and reimbursement in the US and abroad, or gain and maintain market approval of products. In addition, regulatory review processes by U.S. and foreign agencies may extend longer than anticipated as a result of decreased funding and tighter fiscal budgets. Further, patents attained by others can preclude or delay the commercialization of a product. There can be no assurance that any products now in development will achieve technological feasibility, obtain regulatory approval, or gain market acceptance. Failure can occur at any point in the development process, including after significant funds have been invested. Products may fail to reach the market or may have only limited commercial success because of efficacy or safety concerns, failure to achieve positive clinical outcomes, inability to obtain necessary regulatory approvals, failure to achieve market adoption, limited scope of approved uses, excessive costs to manufacture, the failure to establish or maintain intellectual property rights, or the infringement of intellectual property rights of others.

Future legislation, and/or regulations and policies adopted by the FDA or other U.S. or foreign regulatory authorities may increase the time and cost required by some of our portfolio companies to conduct and complete clinical trials for the product candidates that they develop, and there is no assurance that these companies will obtain regulatory approval to market and commercialize their products in the U.S. and in foreign countries

The FDA has established regulations, guidelines and policies to govern the drug development and approval process, as have foreign regulatory authorities, which affect some of our portfolio companies. Any change in regulatory requirements due to the adoption by the FDA and/or foreign regulatory authorities of new legislation, regulations, or policies may require some of our portfolio companies to amend existing clinical trial protocols or add new clinical trials to comply with these changes. Such amendments to existing protocols and/or clinical trial applications or the need for new ones, may significantly impact the cost, timing and completion of the clinical trials.

In addition, increased scrutiny by the U.S. Congress of the FDA’s and other authorities approval processes may significantly delay or prevent regulatory approval, as well as impose more stringent product labeling and post-marketing testing and other requirements. Foreign regulatory authorities may also increase their scrutiny of approval processes resulting in similar delays. Increased scrutiny and approvals processes may limit the ability of our portfolio companies to market and commercialize their products in the U.S. and in foreign countries.

Life science companies, including drug development companies, device manufacturers, service providers and others, are also subject to material pressures when there are changes in the outlook for healthcare insurance markets. The ability for individuals, along with private and public insurers, to account for the costs of paying for healthcare insurance can place strain on the ability of new technology, devices and services to enter those markets, particularly when they are new or untested. As a result, it is not uncommon for changes in the insurance market place to lead to a slower rate of adoption, price pressure and other forces that may materially limit the success of companies bringing such technologies to market. Changes in the health insurance sector might then have an impact on the value of companies in our portfolio or our ability to invest in the sector generally.

Changes in healthcare laws and other regulations, or the enforcement or interpretation of such laws or regulations, applicable to some of our portfolio companies’ businesses may constrain their ability to offer their products and services.

Changes in healthcare or other laws and regulations, or the enforcement or interpretation of such laws or regulations, applicable to the businesses of some of our portfolio companies may occur that could increase their compliance and other costs of doing business, require significant systems enhancements, or render their products or services less profitable or obsolete, any of which could have a material adverse effect on their results of operations. There has also been an increased political and regulatory focus on healthcare laws in recent years, and new legislation could have a material effect on the business and operations of some of our portfolio companies.

Price declines and illiquidity in the corporate debt markets could adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair market value as determined in good faith by or under the direction of our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can also adversely affect our investment valuations. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our net asset value by increasing net unrealized depreciation in our portfolio.

Depending on market conditions, we could incur substantial realized losses and may suffer substantial unrealized depreciation in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

Economic recessions or slowdowns could impair the ability of our portfolio companies to repay loans, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and have a material adverse effect on our results of operations.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions in both the U.S. and foreign countries, and may be unable to repay our loans during such periods. Therefore, during such periods, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

In particular, intellectual property owned or controlled by our portfolio companies may constitute an important portion of the value of the collateral of our loans to our portfolio companies. Adverse economic conditions may decrease the demand for our portfolio companies’ intellectual property and consequently its value in the event of a bankruptcy or required sale through a foreclosure proceeding. As a result, our ability to fully recover the amounts owed to us under the terms of the loans may be impaired by such events.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

The health and performance of our portfolio companies could be adversely affected by political and economic conditions in the countries in which they conduct business.

Some of the products of our portfolio companies are developed, manufactured, assembled, tested or marketed outside the U.S. Any conflict or uncertainty in these countries, including due to natural disasters, public health concerns, political unrest or safety concerns, among other things, could harm their business, financial condition and results of operations. In addition, if the government of any country in which their products are developed, manufactured or sold sets technical or regulatory standards for products developed or manufactured in or imported into their country that are not widely shared, it may lead some of their customers to suspend imports of their products into that country, require manufacturers or developers in that country to manufacture or develop products with different technical or regulatory standards and disrupt cross-border manufacturing, marketing or business relationships which, in each case, could harm their businesses.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution and could impair our ability to service our borrowings.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our investment portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods and could materially adversely affect our ability to service our outstanding borrowings.

A lack of initial public offering, or IPO, opportunities may cause companies to stay in our portfolio longer, leading to lower returns, unrealized depreciation, or realized losses.

A lack of IPO opportunities for venture capital-backed companies could lead to companies staying longer in our portfolio as private entities still requiring funding. This situation may adversely affect the amount of available funding for early-stage companies in particular as, in general, venture-capital firms are being forced to provide additional financing to late-stage companies that cannot complete an IPO. In the best case, such stagnation would dampen returns, and in the worst case, could lead to unrealized depreciation and realized losses as some companies run short of cash and have to accept lower valuations in private fundings or are not able to access additional capital at all. A lack of IPO opportunities for venture capital-backed companies can also cause some venture capital firms to change their strategies, leading some of them to reduce funding of their portfolio companies and making it more difficult for such companies to access capital and to fulfill their potential, which can result in unrealized depreciation and realized losses in such companies by other companies such as ourselves who are co-investors in such companies.

The majority of our portfolio companies will need multiple rounds of additional financing to repay their debts to us and continue operations. Our portfolio companies may not be able to raise additional financing, which could harm our investment returns.

The majority of our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other cash requirements and, in most instances, to service the interest and principal payments on our investment. Each round of venture financing is typically intended to provide a company with only enough capital to reach the next stage of development. We cannot predict the circumstances or market conditions under which our portfolio companies will seek additional capital. It is possible that one or more of our portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms unfavorable to us, either of which would negatively impact our investment returns. Some of these companies may be unable to obtain sufficient financing from private investors, public capital markets or traditional lenders. This may have a significant impact if the companies are unable to obtain certain federal, state or foreign agency approval for their products or the marketing thereof, of if regulatory review processes extend longer than anticipated, and the companies need continued funding for their operations during these times. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are able to utilize traditional credit sources.

If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

To attempt to mitigate credit risks, we will typically take a security interest in the available assets of our portfolio companies. There is no assurance that we will obtain or properly perfect our liens.

There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.

In addition, because we invest in technology-related companies, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that is securing our loan could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires, the technology fails to achieve its intended results or a new technology makes the intellectual property functionally obsolete. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory.

Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover earned interest and principal in a foreclosure.

At December 31, 2014, approximately 54.2% of the Company’s portfolio company debt investments were secured by a first priority security in all of the assets of the portfolio company, including their intellectual property, and 45.8% of the debt investments were to portfolio companies that were prohibited from pledging or encumbering their intellectual property, or subject to a negative pledge. At December 31, 2014 the Company had no equipment only liens on any of the Company’s portfolio companies.

We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.

In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. If the underlying collateral value is less than the loan amount, we will suffer a loss. In addition, we sometimes make loans that are unsecured, which are subject to the risk that other lenders may be directly secured by the assets of the portfolio company. In the event of a default, those collateralized lenders would have priority over us with respect to the proceeds of a sale of the underlying assets. In cases described above, we may lack control over the underlying asset collateralizing our loan or the underlying assets of the portfolio company prior to a default, and as a result the value of the collateral may be reduced by acts or omissions by owners or managers of the assets.

In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to “equitable subordination.” This means that depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment. Where debt senior to our loan exists, the presence of intercreditor arrangements may limit our ability to amend our loan documents, assign our loans, accept prepayments, exercise our remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.

If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.

The inability of our portfolio companies to commercialize their technologies or create or develop commercially viable products or businesses would have a negative impact on our investment returns.

The possibility that our portfolio companies will not be able to commercialize their technology, products or business concepts presents significant risks to the value of our investment. Additionally, although some of our portfolio companies may already have a commercially successful product or product line when we invest, technology-related products and services often have a more limited market- or life-span than have products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate, or raise additional capital, in increasingly competitive markets. Their inability to do so could affect our investment return. In addition, the intellectual property held by our portfolio companies often represents a substantial portion of the collateral, if any, securing our investments. We cannot assure you that any of our portfolio companies will successfully acquire or develop any new technologies, or that the intellectual property the companies currently hold will remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither our portfolio companies nor we have any control over the pace of technology development. Commercial success is difficult to predict, and the marketing efforts of our portfolio companies may not be successful.

An investment strategy focused on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We invest primarily in privately-held companies. Generally, very little public information exists about these companies, and we are required to rely on the ability of our management and investment teams to obtain adequate information to evaluate the potential returns from investing in these companies. Such small, privately held companies as we routinely invest in may also lack quality infrastructures, thus leading to poor disclosure standards or control environments. If we are unable to uncover all material information about these companies, then we may not make a fully informed investment decision, and we may not receive the expected return on our investment or lose some or all of the money invested in these companies.

Also, privately-held companies frequently have less diverse product lines and a smaller market presence than do larger competitors. Privately-held companies are, thus, generally more vulnerable to economic downturns and may experience more substantial variations in operating results than do larger competitors. These factors could affect our investment returns and our results of operations and financial condition.

In addition, our success depends, in large part, upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of our portfolio companies. Competition for qualified personnel is intense at any stage of a company’s development, and high turnover of personnel is common in technology-related companies. The loss of one or more key managers can hinder or delay a company’s implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively impact our investment returns and our results of operations and financial condition.

If our portfolio companies are unable to protect their intellectual property rights, or are required to devote significant resources to protecting their intellectual property rights, then our investments could be harmed.

Our future success and competitive position depend in part upon the ability of our portfolio companies to obtain and maintain proprietary technology used in their products and services, which will often represent a significant portion of the collateral, if any, securing our investment. The portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation in order to enforce their patents, copyrights or other intellectual property rights, to protect their trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe upon or misappropriate a third party’s patent or other proprietary rights, that portfolio company could be required to pay damages to such third party, alter its own products or processes, obtain a license from the third party and/or cease activities utilizing such proprietary rights, including making or selling products utilizing such proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.

Our financial condition, results of operations and cash flows could be negatively affected if we are unable to recover our principal investment as a result of a negative pledge or lack of a security interest on the intellectual property of our venture growth stage companies.

In some cases, we collateralize our loans with a secured collateral position in a portfolio company’s assets, which may include a negative pledge or, to a lesser extent, no security on their intellectual property. In the case of a negative pledge, the portfolio company cannot encumber or pledge their intellectual property without our permission. In the event of a default on a loan, the intellectual property of the portfolio company will most likely be liquidated to provide proceeds to pay the creditors of the company. There can be no assurance that our security interest, if any, in the proceeds of the intellectual property will be enforceable in a court of law or bankruptcy court or that there will not be others with senior or pari passu credit interests.

Our relationship with certain portfolio companies may expose us to our portfolio companies’ trade secrets and confidential information which may require us to be parties to non-disclosure agreements and restrict us from engaging in certain transactions.

Our relationship with some of our portfolio companies may expose us to our portfolio companies’ trade secrets and confidential information (including transactional data and personal data about their employees and clients) which may require us to be parties to non-disclosure agreements and restrict us from engaging in certain transactions. Unauthorized access or disclosure of such information may occur, resulting in theft, loss or other misappropriation. Any theft, loss, improper use, such as insider trading or other misappropriation of confidential information could have a material adverse impact on our competitive positions, our relationship with our portfolio companies and our reputation and could subject us to regulatory inquiries, enforcement and fines, civil litigation and possible financial liability or costs.

Portfolio company litigation could result in additional costs, the diversion of management time and resources and have an adverse impact on the fair value of our investment.

To the extent that litigation arises with respect to any of our portfolio companies, we may be named as a defendant, which could result in additional costs and the diversion of management time and resources. Furthermore, if we are providing managerial assistance to the portfolio company or have representatives on the portfolio company’s board of directors, our costs and diversion of our management’s time and resources in assessing the portfolio company could be substantial in light of any such litigation regardless of whether we are named as a defendant. In addition, litigation involving a portfolio company may be costly and affect the operations of the portfolio company’s business, which could in turn have an adverse impact on the fair value of our investment in such company.

We may not be able to realize our entire investment on equipment-based loans, if any, in the case of default.

We may from time-to-time provide loans that will be collateralized only by equipment of the portfolio company. If the portfolio company defaults on the loan we would take possession of the underlying equipment to satisfy the outstanding debt. The residual value of the equipment at the time we would take possession may not be sufficient to satisfy the outstanding debt and we could experience a loss on the disposition of the equipment.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Our total investments at value in foreign companies were approximately $52.9 million or 5.2% of total investments at December 31, 2014. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility, among other things.

If our investments do not meet our performance expectations, you may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, restrictions and provisions in any future credit facilities may limit our ability to make distributions. As a RIC, if we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including loss of the federal income tax benefits allowable to RICs. We cannot assure you that you will receive distributions at a particular level or at all.

We may not have sufficient funds to make follow-on investments. Our decision not to make a follow-on investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity or need to increase our investment in a successful situation, for example, the exercise of a warrant to purchase common stock, or a negative situation, to protect an existing investment. Any decision we make not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us to increase our participation in a successful operation and may dilute our equity interest or otherwise reduce the expected yield on our investment. Moreover, a follow-on investment may limit the number of companies in which we can make initial investments. In determining whether to make a follow-on investment, our management will exercise its business judgment and apply criteria similar to those used when making the initial investment. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments and this could adversely affect our success and result in the loss of a substantial portion or all of our investment in a portfolio company.

The lack of liquidity in our investments may adversely affect our business and, if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.

We generally invest in debt securities with terms of up to seven years and hold such investments until maturity, and we do not expect that our related holdings of equity securities will provide us with liquidity opportunities in the near-term. We invest and expect to continue investing in companies whose securities have no established trading market and whose securities are and will be subject to legal and other restrictions on resale or whose securities are and will be less liquid than are publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain our qualification as a business development company and as a RIC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases, portfolio companies will be permitted to incur other debt, or issue other equity securities, that rank equally with, or senior to, our investment. Such instruments may provide that the holders thereof are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company might not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on a pari passu basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.

Our equity related investments are highly speculative, and we may not realize gains from these investments. If our equity investments do not generate gains, then the return on our invested capital will be lower than it would otherwise be, which could result in a decline in the value of shares of our common stock.

When we invest in debt securities, we generally expect to acquire warrants or other equity securities as well. Our goal is ultimately to dispose of these equity interests and realize gains upon disposition of such interests. Over time, the gains that we realize on these equity interests may offset, to some extent, losses that we experience on defaults under debt securities that we hold. However, the equity interests that we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses that we experience.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

During 2014, we received debt investment early repayments and pay down of working capital debt investments of approximately $494.1 million. We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

We structure the debt investments in our portfolio companies to include business and financial covenants placing affirmative and negative obligations on the operation of the company’s business and its financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay dividends, could adversely affect our results of operation and financial condition and cause the loss of all or part of your investment.

We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Our loans could be subject to equitable subordination by a court which would increase our risk of loss with respect to such loans or we could be subject to lender liability claims.

Courts may apply the doctrine of equitable subordination to subordinate the claim or lien of a lender against a borrower to claims or liens of other creditors of the borrower, when the lender or its affiliates is found to have engaged in unfair, inequitable or fraudulent conduct. The courts have also applied the doctrine of equitable subordination when a lender or its affiliates is found to have exerted inappropriate control over a client, including control resulting from the ownership of equity interests in a client. We have made direct equity investments or received warrants in connection with loans. These investments represent approximately 9.5% of the outstanding balance of our portfolio as of December 31, 2014. Payments on one or more of our loans, particularly a loan to a client in which we also hold an equity interest, may be subject to claims of equitable subordination. If we were deemed to have the ability to control or otherwise exercise influence over the business and affairs of one or more of our portfolio companies resulting in economic hardship to other creditors of that company, this control or influence may constitute grounds for equitable subordination and a court may treat one or more of our loans as if it were unsecured or common equity in the portfolio company. In that case, if the portfolio company were to liquidate, we would be entitled to repayment of our loan on a pro-rata basis with other unsecured debt or, if the effect of subordination was to place us at the level of common equity, then on an equal basis with other holders of the portfolio company’s common equity only after all of its obligations relating to its debt and preferred securities had been satisfied.

In addition to these risks, in the event we elect to convert our debt position to equity, or otherwise take control of a portfolio company (such as through placing a member of our management team on its board of directors), as part of a restructuring, we face additional risks acting in that capacity. It is not uncommon for unsecured, or otherwise unsatisfied creditors, to sue parties that elect to use their debt positions to later control a company following a restructuring or bankruptcy. Apart from lawsuits, key customers and suppliers might act in a fashion contrary to the interests of a portfolio company if they were left unsatisfied in a restructuring or bankruptcy. Any combination of these factors might lead to the loss in value of a company subject to such activity and may divert the time and attention of our management team and investment team to help to address such issues in a portfolio company.

Risks Related to Our Securities

Investing in shares of our common stock involves an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Our common stock may trade below its net asset value per share, which limits our ability to raise additional equity capital.

If our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If our common stock trades below net asset value, the higher cost of equity capital may result in it being unattractive to raise new equity, which may limit our ability to grow. The risk of trading below net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

Provisions of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our charter and bylaws contain provisions that may have the effect of discouraging, delaying, or making difficult a change in control of our company or the removal of our incumbent directors. Under our charter, our Board of Directors is divided into three classes serving staggered terms, which will make it more difficult for a hostile bidder to acquire control of us. In addition, our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Subject to compliance with the 1940 Act, our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for shares of our common stock in connection with a takeover.

At our 2015 annual meeting of stockholders we will seek to obtain the approval of our stockholders to issue shares of our common stock at prices below the then current net asset value per share of our common stock. If we receive such approval from the stockholders, we may issue shares of our common stock at a price below the then current net asset value per share of common stock. Any such issuance could materially dilute your interest in our common stock and reduce our net asset value per share.

At our 2015 annual meeting of stockholders we will seek to obtain the approval of our stockholders to issue shares of our common stock at prices below the then current net asset value per share of our common stock. Such approval has allowed and may allow us to access the capital markets in a way that we typically are unable to do as a result of restrictions that, absent stockholder approval, apply to business development companies under the 1940 Act. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock is subject to the determination by our board of directors that such issuance and sale is in our and our stockholders’ best interests.

Any sale or other issuance of shares of our common stock at a price below net asset value per share has resulted and will continue to result in an immediate dilution to your interest in our common stock and a reduction of our net asset value per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of future shares of common stock that may be issued below our net asset value per share and the price and timing of such issuances are not currently known, we cannot predict the actual dilutive effect of any such issuance. We also cannot determine the resulting reduction in our net asset value per share of any such issuance at this time. We caution you that such effects may be material, and we undertake to describe all the material risks and dilutive effects of any offering that we make at a price below our then current net asset value in the future in a prospectus supplement issued in connection with any such offering. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

If we conduct an offering of our common stock at a price below net asset value, investors are likely to incur immediate dilution upon the closing of the offering.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders and our stockholders have approved the practice of making such sales.

Although we are not currently authorized to issue shares of our common stock at a price below our net asset value per share, we intend to seek stockholder approval of this proposal at our 2015 annual meeting of stockholders. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of net asset value per share. If we were to issue shares at a price below net asset value, such sales would result in an immediate dilution to existing common stockholders, which would include a reduction in the net asset value per share as a result of the issuance. This dilution would also include a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

In addition, if we determined to conduct additional offerings in the future there may be even greater discounts if we determine to conduct such offerings at prices below net asset value. As a result, investors will experience further dilution and additional discounts to the price of our common stock. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect of an offering cannot be predicted. We did not sell any of our securities at a price below net asset value during the year ended December 31, 2014.

We may allocate the net proceeds from an offering in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of an offering and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

If we issue preferred stock, debt securities or convertible debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. If we do not maintain our required asset coverage ratios, we may not be permitted to declare dividends. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our shares may trade at discounts from net asset value or at premiums that are unsustainable over the long term.

Shares of business development companies may trade at a market price that is less than the net asset value that is attributable to those shares. Our shares have traded above and below our NAV. The possibility that our shares of common stock will trade at a discount from net asset value or at a premium that is unsustainable over the long term is separate and distinct from the risk that our net asset value may decrease. It is not possible to predict whether our shares will trade at, above or below net asset value in the future.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed herein on the market value of or trading market for the publicly issued debt securities.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our debt securities, if any, or change in the debt markets could cause the liquidity or market value of our debt securities to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our outstanding debt securities. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of such debt securities. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion.

Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of our debt securities of any changes in our credit ratings. There can be no assurance that a credit rating will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely if future circumstances relating to the basis of the credit rating, such as adverse changes in our company, so warrant. The conditions of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future.

Investors in offerings of our common stock will likely incur immediate dilution upon the closing of an offering pursuant to this prospectus.

We generally expect the public offering price of any offering of shares of our common stock to be higher than the book value per share of our outstanding common stock (unless we offer shares pursuant to a rights offering or after obtaining prior approval for such issuance from our stockholders and our independent directors). Accordingly, investors purchasing shares of common stock in offerings pursuant to this prospectus may pay a price per share that exceeds the tangible book value per share after such offering.

Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Our stockholders may experience dilution upon the conversion of the Convertible Notes.

The Convertible Senior Notes became convertible into shares of our common stock on July 1, 2014 and continue to be convertible as of December 31, 2014. Upon conversion of the Convertible Senior Notes, we have the choice to pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock. The current conversion price of the Convertible Senior Notes is approximately $11.36 per share of common stock, in each case subject to adjustment in certain circumstances. Since the Convertible Senior Notes became convertible, we have made the election to deliver the combination of cash and stock. If we continue to elect to deliver shares of common stock upon a conversion at the time our tangible book value per share exceeds the conversion price in effect at such time, our stockholders will incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of common stock upon our issuance of common stock in connection with the conversion of the Convertible Senior Notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance.

Our common stock price has been and continues to be volatile and may decrease substantially.

As with any company, the price of our common stock will fluctuate with market conditions and other factors, which include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of RICs, business development companies or other financial services companies;

•	any inability to deploy or invest our capital;

•	fluctuations in interest rates;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the financial performance of specific industries in which we invest in on a recurring basis;

•	announcement of strategic developments, acquisitions, and other material events by us or our competitors, or operating performance of companies comparable to us;

•	changes in regulatory policies or tax guidelines with respect to RICs, SBICs or business development companies;

•	losing RIC status;

•	actual or anticipated changes in our earnings or fluctuations in our operating results, or changes in the expectations of securities analysts;

•	changes in the value of our portfolio of investments;

•	realized losses in investments in our portfolio companies;

•	general economic conditions and trends;

•	inability to access the capital markets;

•	loss of a major funded source; or

•	departures of key personnel.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and could divert management’s attention and resources from our business.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

The trading market or market value of our publicly issued debt securities may fluctuate.

Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•

market rates of interest higher or lower than rates borne by the debt securities. You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

The 2019 Notes and 2024 Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The 2019 Notes and 2024 Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the 2019 Notes and 2024 Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the 2019 Notes and 2024 Notes.

The 2019 Notes and 2024 Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The 2019 Notes and 2024 Notes are obligations exclusively of Hercules Technology Growth Capital, Inc. and not of any of our subsidiaries. None of our subsidiaries are or act as guarantors of the 2019 Notes and 2024 Notes and neither the 2019 Notes nor the 2024 Notes is required to be guaranteed by any subsidiaries we may acquire or create in the future. Our secured indebtedness with respect to the SBA debentures is held through our SBIC subsidiaries. The assets of any such subsidiaries are not directly available to satisfy the claims of our creditors, including holders of the 2019 Notes and 2024 Notes.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including holders of preferred stock, if any, of our subsidiaries) will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the 2019 Notes and 2024 Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the 2019 Notes and 2014 Notes are structurally subordinated to all indebtedness and other liabilities (including trade payables) of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the 2019 Notes and 2024 Notes.

The indenture under which the 2019 Notes and 2024 Notes were issued contains limited protection for their respective holders.

The indenture under which the 2019 Notes and 2024 Notes were issued offers limited protection to their respective holders. The terms of the indenture and the 2019 Notes and 2024 Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on an investment in the 2019 Notes and 2024 Notes. In particular, the terms of the indentures and the 2019 Notes and 2024 Notes do not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the 2019 Notes and 2024 Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the 2019 Notes and 2024 Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore would rank structurally senior to the 2019 Notes and 2024 Notes and (4) securities, indebtedness or other obligations issued or incurred by our subsidiaries that would be senior in right of payment to our equity interests in our subsidiaries and therefore would rank structurally senior in right of payment to the 2019 Notes and 2024 Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions;

•

pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the 2019 Notes and 2024 Notes, in each case other than dividends, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions giving effect to any exemptive relief granted to us by the SEC (these provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of distributions or other amounts to us from our subsidiaries.

In the indenture and the 2019 and 2024 notes do not require us to offer to purchase the Notes in connection with a change of control or any other event.

Furthermore, the terms of the indenture and the 2019 Notes and 2024 Notes do not protect their respective holders in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity, except as required under the 1940 Act.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the 2019 Notes and 2024 Notes may have important consequences for their holders, including making it more difficult for us to satisfy our obligations with respect to the 2019 Notes and 2024 Notes or negatively affecting their trading value.

Certain of our current debt instruments include more protections for their respective holders than the indenture and the 2019 Notes and 2024 Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the 2019 Notes and 2024 Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the 2019 Notes and 2024 Notes.

An active trading market for the Notes may not develop or be sustained, which could limit the market price of the Notes or your ability to sell them.

Although the 2019 Notes are listed on the NYSE under the symbol “HTGZ,” in the case of the April 2019 Notes, “HTGY” in the case of the September 2019 Notes and “HTGX,” in the case of the 2024 Notes, we cannot provide any assurances that an active trading market will develop or be sustained for the April 2019 Notes, the September 2019 Notes, or the 2024 Notes or that any of the notes will be able to be sold. At various times, the 2019 Notes and 2024 Notes may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. To the extent an active trading market is not sustained, the liquidity and trading price for the 2019 Notes and 2024 Notes may be harmed.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the 2019 Notes and 2024 Notes.

Any default under the agreements governing our indebtedness, including a default under the Wells Facility, the Union Bank Facility and the Convertible Senior Notes or other indebtedness to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the 2019 Notes and 2024 Notes and substantially decrease the market value of the 2014 Notes and 2024 Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Wells Facility and the Union Bank Facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders under the Wells Facility or Union Bank Facility or the required holders of our Convertible Senior Notes or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the Wells Facility or Union Bank Facility or the Convertible Senior Notes or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default under the Wells Facility or Union Bank Facility or the Convertible Senior Notes or other debt, the lenders or holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations, including the lenders under the Wells Facility and the Union Bank Facility, could proceed against the collateral securing the debt. Because the Wells Facility, the Union Bank Facility and the Convertible Senior Notes have, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the Notes, the Wells Facility, Union Bank Facility, the Convertible Senior Notes or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

FORWARD-LOOKING STATEMENTS

The matters discussed in this prospectus, as well as in future oral and written statements by management of Hercules Technology Growth Capital, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	our informal relationships with third parties including in the venture capital industry;

•	the expected market for venture capital investments and our addressable market;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to access debt markets and equity markets;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax status;

•	our ability to operate as a business development company, a SBIC and a RIC;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the timing, form and amount of any dividend distributions;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and

•	our ability to recover unrealized losses.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under “Risk Factors.” You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made and are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and the forward-looking statements contained in our periodic reports are excluded from the safe harbor protection provided by Section 21E of the Securities Exchange Act of 1934, as amended.

We have compiled certain industry estimates presented in this prospectus from internally generated information and data. While we believe our estimates are reliable, they have not been verified by any independent sources. The estimates are based on a number of assumptions, including increasing investment in venture capital and private equity-backed companies. Actual results may differ from projections and estimates, and this market may not grow at the rates projected, or at all. If this market fails to grow at projected rates, our business and the market price of our common stock could be materially adversely affected.

USE OF PROCEEDS

We intend to use the net proceeds from selling our securities for funding investments in debt and equity securities in accordance with our investment objective and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within twelve months, but in no event longer than two years. Pending such uses and investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NYSE under the symbol “HTGC.”

The following table sets forth the range of high and low sales prices of our common stock, the sales price as a percentage of net asset value and the dividends declared by us for each fiscal quarter. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

				Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV	Cash Dividend per Share
		Price Range
	NAV(1)	High	Low
2013
First quarter	$10.00	$11.88	$11.58	18.8%	15.8%	$0.250
Second quarter	$10.09	$13.61	$11.05	34.9%	9.5%	$0.270
Third quarter	$10.42	$15.18	$13.20	45.7%	26.7%	$0.280
Fourth quarter	$10.51	$17.09	$14.62	62.6%	39.1%	$0.310
2014
First quarter	$10.58	$15.27	$13.24	44.3%	25.1%	$0.310
Second quarter	$10.42	$15.54	$12.75	49.1%	22.4%	$0.310
Third quarter	$10.22	$16.24	$14.16	58.9%	38.6%	$0.310
Fourth quarter	$10.18	$15.82	$13.16	55.4%	29.3%	$0.310
2015
First quarter	*	$15.27	$13.47	*	*	$0.310
Second quarter (through April 14, 2015)	*	$13.93	$13.60	*	*	**

(1)	Net asset value per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
*	Net asset value has not yet been calculated for this period.
**	Cash dividend per share has not yet been determined for this period.

The last reported price for our common stock on April 14, 2015 was $13.79 per share.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. At times, our shares of common stock have traded at a premium to net asset value and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

Dividends

The following table summarizes dividends declared and paid or to be paid or reinvested on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
October 27, 2005	November 1, 2005	November 17, 2005	$0.03
December 9, 2005	January 6, 2006	January 27, 2006	0.30
April 3, 2006	April 10, 2006	May 5, 2006	0.30
July 19, 2006	July 31, 2006	August 28, 2006	0.30
October 16, 2006	November 6, 2006	December 1, 2006	0.30
February 7, 2007	February 19, 2007	March 19, 2007	0.30
May 3, 2007	May 16, 2007	June 18, 2007	0.30
August 2, 2007	August 16, 2007	September 17, 2007	0.30
November 1, 2007	November 16, 2007	December 17, 2007	0.30
February 7, 2008	February 15, 2008	March 17, 2008	0.30
May 8, 2008	May 16, 2008	June 16, 2008	0.34
August 7, 2008	August 15, 2008	September 19, 2008	0.34
November 6, 2008	November 14, 2008	December 15, 2008	0.34
February 12, 2009	February 23, 2009	March 30, 2009	0.32	*
May 7, 2009	May 15, 2009	June 15, 2009	0.30
August 6, 2009	August 14, 2009	September 14, 2009	0.30
October 15, 2009	October 20, 2009	November 23, 2009	0.30
December 16, 2009	December 24, 2009	December 30, 2009	0.04
February 11, 2010	February 19, 2010	March 19, 2010	0.20
May 3, 2010	May 12, 2010	June 18, 2010	0.20
August 2, 2010	August 12, 2010	September 17,2010	0.20
November 4, 2010	November 10, 2010	December 17, 2010	0.20
March 1, 2011	March 10, 2011	March 24, 2011	0.22
May 5, 2011	May 11, 2011	June 23, 2011	0.22
August 4, 2011	August 15, 2011	September 15, 2011	0.22
November 3, 2011	November 14, 2011	November 29, 2011	0.22
February 27, 2012	March 12, 2012	March 15, 2012	0.23
April 30, 2012	May 18, 2012	May 25, 2012	0.24
July 30, 2012	August 17, 2012	August 24, 2012	0.24
October 26, 2012	November 14, 2012	November 21, 2012	0.24
February 26, 2013	March 11, 2013	March 19, 2013	0.25
April 29, 2013	May 14, 2013	May 21, 2013	0.27
July 29, 2013	August 13, 2013	August 20, 2013	0.28
November 4, 2013	November 18, 2013	November 25, 2013	0.31
February 24, 2014	March 10, 2014	March 17, 2014	0.31
April 28, 2014	May 12, 2014	May 19, 2014	0.31
July 28, 2014	August 18, 2014	August 25, 2014	0.31
October 29, 2014	November 17, 2014	November 24, 2014	0.31
February 24, 2015	March 12, 2015	March 19, 2015	0.31

			$10.30

*	Dividend paid in cash and stock.

On February 24, 2015 the Board of Directors declared a cash dividend of $0.31 per share paid on March 19, 2015 to shareholders of record as of March 12, 2015. This dividend would represent our thirty-eighth consecutive dividend declaration since our initial public offering, bringing the total cumulative dividend declared to date to $10.30 per share.

Our Board of Directors maintains a variable dividend policy with the objective of distributing four quarterly distributions in an amount that approximates 90—100% of our taxable quarterly income or potential annual income for a particular year. In addition, at the end of the year, our Board of Directors may choose to pay an additional special dividend or fifth dividend, so that we may distribute approximately all of our annual taxable income in the year it was earned, or may elect to maintain the option to spill over our excess taxable income into the coming year for future dividend payments.

Distributions in excess of our current and accumulated earnings and profits would generally be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Of the dividends declared during the years ended December 31, 2014, 2013, and 2012, 100% were distributions of ordinary income and spillover earnings. There can be no certainty to stockholders that this determination is representative of what the tax attributes of our 2015 distributions to stockholders will actually be.

We intend to distribute approximately $16.7 million of spillover earnings from the year ended December 31, 2014 to our shareholders in 2015.

We maintain an “opt out” dividend reinvestment plan that provides for reinvestment of our distribution on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board of Directors authorizes, and we declare a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividend automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. During 2014, 2013, and 2012, the Company issued approximately 96,976, 159,000 and 219,000 shares, respectively, of common stock to shareholders in connection with the dividend reinvestment plan.

Each year, we or the applicable withholding agent will mail to our U.S. stockholders a statement on Form 1099 identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution). To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders.

We operate to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income” for U.S. federal income tax purposes. Taxable income includes our taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

As a RIC, we will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirements”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next tax year, dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation”.

Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

RATIO OF EARNINGS TO FIXED CHARGES

The following contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.

	For the year ended December 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010
Earnings to Fixed Charges(1)	3.10	3.83	2.97	3.95	1.51

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders’ equity resulting from operations plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere herein.

Overview

We are a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related industries, including technology, biotechnology, life science, and energy and renewables technology at all stages of development. We source our investments through our principal office located in Palo Alto, CA, as well as through our additional offices in Boston, MA, New York, NY and McLean, VA.

Our goal is to be the leading structured debt financing provider for venture capital-backed companies in technology-related industries requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related industries including technology, biotechnology, life science, and energy and renewables technology and to offer a full suite of growth capital products. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We invest primarily in private companies but also have investments in public companies.

We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments typically are secured by some or all of the assets of the portfolio company.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital-backed companies in technology-related industries with attractive current yields and the potential for equity appreciation and realized gains. Our equity ownership in our portfolio companies may exceed 25% of the voting securities of such companies, which represents a controlling interest under the 1940 Act. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital-backed companies in technology-related industries is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

We also make investments in qualifying small businesses through our two wholly-owned SBICs. Our SBIC subsidiaries, HT II and HT III, hold approximately $150.5 million and $314.8 million in assets, respectively, and accounted for approximately 9.1% and 19.1% of our total assets, respectively, prior to consolidation at December 31, 2014. As of December 31, 2014, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $225.0 million, subject to periodic adjustments by the SBA. In aggregate, at December 31, 2014, with our net investment of $112.5 million, HT II and HT III have the capacity to issue a total of $190.2 million of SBA-guaranteed debentures, subject to SBA approval. In March 2014, we repaid $34.8 million of SBA debentures under HT II, priced at approximately 6.38%, including annual fees. At December 31, 2014, we have issued $190.2 million in SBA-guaranteed debentures in our SBIC subsidiaries.

We have qualified as and have elected to be treated for tax purposes as a RIC under the Code. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders. However, our qualification and election to be treated as a RIC requires that we comply with provisions contained in the Code. For example, as a RIC we must receive 90% or more of our income from qualified earnings, typically referred to as “good income,” as well as satisfy asset diversification and income distribution requirements.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” which includes securities of private U.S. companies, cash, cash equivalents and high-quality debt investments that mature in one year or less.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments primarily in technology-related companies at various stages of their development. Consistent with requirements under the 1940 Act, we invest primarily in United-States based companies and to a lesser extent in foreign companies.

We regularly engage in discussions with third parties with respect to various potential transactions. We may acquire an investment or a portfolio of investments or an entire company or sell a portion of our portfolio on an opportunistic basis. We, our subsidiaries or our affiliates may also agree to manage certain other funds that invest in debt, equity or provide other financing or services to companies in a variety of industries for which we may earn management or other fees for our services. We may also invest in the equity of these funds, along with other third parties, from which we would seek to earn a return and/or future incentive allocations. Some of these transactions could be material to our business. Consummation of any such transaction will be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors and required regulatory or third party consents and, in certain cases, the approval of our stockholders. Accordingly, there can be no assurance that any such transaction would be consummated. Any of these transactions or funds may require significant management resources either during the transaction phase or on an ongoing basis depending on the terms of the transaction.

Portfolio and Investment Activity

The total fair value of our investment portfolio was $1.0 billion at December 31, 2014 as compared to $910.3 million at December 31, 2013.

The fair value of the debt investment portfolio at December 31, 2014 was approximately $923.9 million, compared to a fair value of approximately $822.0 million at December 31, 2013. The fair value of the equity portfolio at December 31, 2014 was approximately $71.7 million, compared to a fair value of approximately $52.7 million at December 31, 2013. The fair value of the warrant portfolio at December 31, 2014 was approximately $25.1 million, compared to a fair value of approximately $35.6 million at December 31, 2013.

Portfolio Activity

Our investments in portfolio companies take a variety of forms, including unfunded contractual commitments and funded investments. From time to time, unfunded contractual commitments depend upon a portfolio company reaching certain milestones before the debt commitment is available to the portfolio company, which is expected to affect our funding levels. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as the on-balance sheet financial instruments that we hold. Debt commitments generally fund over the two succeeding quarters from close. Not all debt commitments represent our future cash requirements. Similarly, unfunded contractual commitments may expire without being drawn and do not represent our future cash requirements.

Prior to entering into a contractual commitment, we generally issue a non-binding term sheet to a prospective portfolio company. Non-binding term sheets are subject to completion of our due diligence and final investment committee approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. These non-binding term sheets generally convert to contractual commitments in approximately 90 days from signing. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Our portfolio activity for the years ended December 31, 2014 and 2013 was comprised of the following:

(in millions)	December 31, 2014	December 31, 2013
Debt Commitments(1)
New portfolio company	$776.9	$535.0
Existing portfolio company	118.0	165.1

Total	$894.9	$700.1
Funded Debt Investments
New portfolio company	$434.0	$373.1
Existing portfolio company	177.0	118.0

Total	$611.0	$491.1
Funded Equity Investments
New portfolio company	$7.2	$—
Existing portfolio company	3.1	3.9

Total	$10.3	$3.9
Unfunded Contractual Commitments(2)
Total	$339.0	$151.0
Non-Binding Term Sheets
New portfolio company	$104.0	$28.0
Existing portfolio company	4.2	10.0

Total	$108.2	$38.0

(1)	Includes restructured loans and renewals in addition to new commitments.
(2)	As of December 31, 2014, includes unfunded contractual commitments in 35 new and existing portfolio companies. Approximately $191.3 million of these unfunded contractual commitments as of December 31, 2014 are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available.

We receive payments in our debt investment portfolio based on scheduled amortization of the outstanding balances. In addition, we receive principal repayments for some of our loans prior to their scheduled maturity date. The frequency or volume of these early principal repayments may fluctuate significantly from period to period. During the year ended December 31, 2014, we received approximately $494.1 million in aggregate principal repayments. Of the approximately $494.1 million of aggregate principal repayments, approximately $135.8 million were scheduled principal payments, and approximately $358.3 million were early principal repayments related to 39 portfolio companies. Of the approximately $358.3 million early principal repayments, approximately $69.0 million were early repayments due to M&A transactions and initial public offerings related to seven portfolio companies. Although we have experienced significant principal repayments during the year, we believe that future early repayments will not be significant based on our current portfolio. However, the yield on our loan portfolio may be lower.

Total portfolio investment activity (inclusive of unearned income) as of and for each of the years ended December 31, 2014 and 2013 was as follows:

(in millions)	December 31, 2014	December 31, 2013
Beginning portfolio	$910.3	$906.3
New fundings	566.6	473.6
Restructure fundings	54.7	23.6
Warrants not related to current period fundings	0.8	3.5
Principal payments received on investments	(135.8)	(176.2)
Early payoffs	(358.3)	(300.6)
Restructure payoffs	—	(9.8)
Accretion of loan discounts and paid-in-kind principal	24.5	31.9
Acceleration of loan discounts and loan fees due to early payoff or restructure	(3.3)	(0.7)
New loan fees	(9.2)	(14.3)
Warrants converted to equity	2.0	0.2
Sale of investments	(9.1)	(22.5)
Loss on investments due to write offs	(3.9)	(16.7)
Net change in unrealized appreciation (depreciation)	(18.6)	12.0

Ending portfolio	$1,020.7	$910.3

The following table shows the fair value of our portfolio of investments by asset class as of December 31, 2014 and December 31, 2013.

	December 31, 2014		December 31, 2013
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$740,659	72.6%	$634,820	69.7%
Senior secured debt	208,345	20.4%	222,805	24.5%
Preferred stock	57,548	5.6%	35,554	3.9%
Common Stock	14,185	1.4%	17,116	1.9%

Total	$1,020,737	100.0%	$910,295	100.0%

A summary of our investment portfolio at value by geographic location is as follows:

	December 31, 2014		December 31, 2013
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$967,803	94.8%	$864,003	94.9%
India	24,175	2.4%	—	—
Netherlands	19,913	2.0%	10,131	1.1%
Israel	6,498	0.6%	9,863	1.1%
Canada	2,314	0.2%	25,798	2.8%
England	34	0.0%	500	0.1%

Total	$1,020,737	100.0%	$910,295	100.0%

As of December 31, 2014, we held warrants or equity positions in seven companies that had filed registration statements on Form S-1 with the SEC in contemplation of potential initial public offerings, including Box, Inc., Good Technology Corp., Inotek Pharmaceuticals, Inc., Zosano Pharma, Inc. and three companies which filed confidentially under the JOBS Act. There can be no assurance that these companies will complete their initial public offerings in a timely manner or at all.

Subsequent to December 31, 2014 the following portfolio companies in which we held investments as of December 31, 2014 completed initial public offerings:

1.

In January 2015, Box, Inc. completed its initial public offering of 12,500,000 shares of its common stock at $14.00 per share. The shares we hold in Box, Inc. are subject to certain restrictions that govern the timing of our divestment and may thus impact our ultimate gain or (loss). In the case of Box, Inc., we are subject to a customary IPO lockup period and are obligated not to sell the shares of common stock that we own for six months from the date of the initial public offering. The potential gain depends on the price of the shares when we exit the investment.

2.	In January 2015, Zosano Pharma, Inc. completed its initial public offering of 4,500,000 shares of its common stock at $11.00 per share.

3.	In February 2015, Inotek Pharmaceuticals Corporation, completed its initial public offering of 6,667,000 shares of its common stock at a price to the public of $6.00 per share.

Changes in Portfolio

We generate revenue in the form of interest income, primarily from our investments in debt securities and related fees. Fees generated in connection with our debt investments are recognized over the life of the loan or, in some cases, recognized as earned. In addition, we generate revenue in the form of capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. Our investments generally range from $1.0 million to $40.0 million. As of December 31, 2014, our debt investments have a term of between two and seven years and typically bear interest at a rate ranging from the prevailing U.S. prime rate, or Prime, or the London Interbank Offered Rate, or LIBOR, to approximately 14%. In addition to the cash yields received on our debt investments, in some instances, our debt investments may also include any of the following: end-of-term payments, exit fees, balloon payment fees, commitment fees, success fees, PIK provisions or prepayment fees which may be required to be included in income prior to receipt.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. We had approximately $4.5 million and $4.0 million of unamortized fees at December 31, 2014 and December 31, 2013, respectively, and approximately $19.3 million and $14.4 million in exit fees receivable at December 31, 2014 and December 31, 2013, respectively.

We have debt investments in our portfolio that contain a PIK provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. We recorded approximately $3.3 million and $3.5 million in PIK income in the years ended December 31, 2014 and December 31, 2013, respectively.

In the majority of cases, we collateralize our investments by obtaining a first priority security interest in a portfolio company’s assets, which may include its intellectual property. In other cases, we obtain a negative pledge covering a company’s intellectual property. At December 31, 2014, approximately 54.2% of our portfolio company debt investments were secured by a first priority security in all of the assets of the portfolio company, including their intellectual property, and 45.8% of the debt investments were to portfolio companies that were prohibited from pledging or encumbering their intellectual property, or subject to a negative pledge. At December 31, 2014 we had no equipment only liens on any of our portfolio companies.

Interest on debt securities is generally payable monthly, with amortization of principal typically occurring over the term of the investment. In addition, our loans may include an interest-only period ranging from three to eighteen months or longer. In limited instances in which we choose to defer amortization of the loan for a period of time from the date of the initial investment, the principal amount of the debt securities and any accrued but unpaid interest become due at the maturity date.

The core yield on our debt investments, which excludes any benefits from the accretion of fees and income related to early loan repayments attributed to the acceleration of unamortized fees and income as well as prepayment of fees, was 13.6% and 14.4% during the years ended December 31, 2014 and 2013, respectively. The effective yield on our debt investments, which includes the effects of fee and income accelerations attributed to early payoffs, restructuring, loan modifications and other one-time event fees, was 16.8% and 15.9% for the years ended December 31, 2014 and 2013, respectively. The effective yield is derived by dividing total investment income by the weighted average earning investment portfolio assets outstanding during the year, which exclude non-interest earning assets such as warrants and equity investments.

Portfolio Composition

Our portfolio companies are primarily privately held companies and public companies that are active in the drug discovery and development, medical devices and equipment, software, drug delivery, internet consumer and business services, energy technology, consumer and business products, communications and networking, specialty pharmaceuticals, media/content/info, information services, healthcare services, surgical devices, semiconductors, biotechnology tools, diagnostic and electronics and computer hardware sectors. These sectors are characterized by high margins, high growth rates, competition, consolidation and product and market extension opportunities. Value for companies in these sectors is often vested in intangible assets and intellectual property.

As of December 31, 2014, approximately 60.7% of the fair value of our portfolio was composed of investments in four industries: 26.2% was composed of investments in the drug discovery and development industry, 13.5% was composed of investments in the medical devices and equipment industry, 12.3% was composed of investments in the software industry and 8.7% was composed of investments in the drug delivery industry.

The following table shows the fair value of our portfolio by industry sector at December 31, 2014 and December 31, 2013:

	December 31, 2014		December 31, 2013
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery & Development	$267,618	26.2%	$219,169	24.1%
Medical Devices & Equipment	138,046	13.5%	103,614	11.4%
Software	125,412	12.3%	65,218	7.2%
Drug Delivery	88,491	8.7%	62,022	6.8%
Internet Consumer & Business Services	69,655	6.8%	122,073	13.4%
Energy Technology	68,280	6.7%	164,466	18.1%
Consumer & Business Products	63,225	6.2%	2,995	0.3%
Communications & Networking	61,433	6.0%	35,979	4.0%
Specialty Pharmaceuticals	51,536	5.0%	20,055	2.2%
Media/Content/Info	29,219	2.9%	8,679	1.0%
Information Services	27,016	2.6%	46,565	5.1%
Healthcare Services, Other	10,527	1.0%	29,080	3.2%
Surgical Devices	9,915	1.0%	10,307	1.0%
Semiconductors	5,126	0.5%	4,685	0.5%
Biotechnology Tools	3,721	0.4%	5,275	0.6%
Diagnostic	825	0.1%	902	0.1%
Electronics & Computer Hardware	692	0.1%	9,211	1.0%

Total	$1,020,737	100.0%	$910,295	100.0%

Industry and sector concentrations vary as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity and equity-related interests, can fluctuate materially when a loan is paid off or a related warrant or equity interest is sold. Revenue recognition in any given year can be highly concentrated among several portfolio companies.

For the years ended December 31, 2014 and 2013, our ten largest portfolio companies represented approximately 28.6% and 29.3% of the total fair value of our investments in portfolio companies, respectively. At December 31, 2014 and December 31, 2013, we had three and one investments, respectively, that represented 5% or more of our net assets. At December 31, 2014 and December 31, 2013, we had three and six equity investments representing approximately 61.5% and 75.7%, respectively, of the total fair value of our equity investments, and each represented 5% or more of the total fair value of our equity investments.

As of December 31, 2014, 100.0% of our debt investments were in a senior secured first lien position, and more than 98.2% of the debt investment portfolio was priced at floating interest rates or floating interest rates with a Prime or LIBOR based interest rate floor. As a result, we believe we are well positioned to benefit should market interest rates rise. Our investments in senior secured debt with warrants have equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for capital appreciation. Our warrant coverage generally ranges from 3% to 20% of the principal amount invested in a portfolio company, with a strike price generally equal to the most recent equity financing round. As of December 31, 2014, we held warrants in 124 portfolio companies, with a fair value of approximately $25.1 million. The fair value of our warrant portfolio decreased by approximately 29.5%, as compared to a fair value of $35.6 million at December 31, 2013 primarily related to the reversal of unrealized appreciation related to the exercise of our warrant positions in Box, Inc. ($8.3 million) and Neuralstem, Inc. ($751,000) to preferred stock and unrealized depreciation related to collateral based impairments of approximately $3.3 million on 11 of our warrant positions due to poor company performance.

Our existing warrant holdings currently would require us to invest approximately $86.0 million to exercise such warrants as of December 31, 2014. Warrants may appreciate or depreciate in value depending largely upon the underlying portfolio company’s performance and overall market conditions. Of the warrants that we have monetized since inception, we have realized warrant gain multiples in the range of approximately 1.02x to 14.93x based on the historical rate of return on our investments. However, our warrants may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our warrant portfolio.

As required by the 1940 Act, we classify our investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that we are deemed to “control”, which, in general, includes a company in which we own 25% or more of the voting securities of such company or have greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of ours, as defined in the 1940 Act, which are not control investments. We are deemed to be an “affiliate” of a company in which we have invested if we own 5% or more, but less than 25%, of the voting securities of such company. “Non-control/non-affiliate investments” are investments that are neither control investments nor affiliate investments.

The following table summarizes our realized and unrealized gain and loss and changes in our unrealized appreciation and depreciation on affiliate investments for the years ended December 31, 2014, 2013, and 2012. We did not hold any control investments at December 31, 2014, 2013 or 2012.

(in thousands)			Year ended December 31, 2014
Portfolio Company	Type	Fair Value at December 31, 2014	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/(Loss)
Gelesis, Inc.	Affiliate	$327	$—	$(146)	$—	$—
Optiscan BioMedical, Corp.	Affiliate	6,072	—	(24)	—	—
Stion Corporation	Affiliate	1,600	1,876	(3,112)	—	—

Total		$7,999	$1,876	$(3,282)	$—	$—

(in thousands)			Year ended December 31, 2013
Portfolio Company	Type	Fair Value at December 31, 2013	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/(Loss)
Gelesis, Inc.	Affiliate	$473	$—	$(1,193)	$—	$—
Optiscan BioMedical, Corp.	Affiliate	4,784	1,933	(225)	—	—
Stion Corporation	Affiliate	5,724	462	593	—	—

Total		$10,981	$2,395	$(825)	$—	$—

(in thousands)			Year ended December 31, 2012
Portfolio Company	Type	Fair Value at December 31, 2012	Investment Income	Unrealized (Depreciation) /Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/(Loss)
E-Band Communiations, Corp.	Affiliate	$—	$4	$(18)	$—	$—
Gelesis, Inc.	Affiliate	1,665	712	672	—	—
Optiscan BioMedical, Corp.	Affiliate	10,207	1,649	(2,722)	—	—

Total		$11,872	$2,365	$(2,068)	$—	$—

During the year ended December 31, 2013, Stion Corporation became classified as an affiliate. Our investment in E-Band Communications, Corp., a company that was an affiliate investment as of December 31, 2012, was liquidated during the year ended December 31, 2013. Approximately $3.3 million of realized losses and a reversal of $3.3 million of previously recorded unrealized depreciation was recognized on this affiliate equity investment during the year ended December 31, 2013.

Portfolio Grading

We use an investment grading system, which grades each debt investment on a scale of 1 to 5, to characterize and monitor our expected level of risk on the debt investments in our portfolio with 1 being the highest quality. See “Business—Investment Process—Loan and Compliance Administration.” The following table shows the distribution of our outstanding debt investments on the 1 to 5 investment grading scale at fair value as of December 31, 2014 and 2013, respectively:

		December 31, 2014		December 31, 2013
(in thousands)	Number of Companies	Debt Investments at Fair Value	Percentage of Total Portfolio	Number of Companies	Debt Investments at Fair Value	Percentage of Total Portfolio
Investment Grading
1	19	$195,819	21.2%	15	$162,586	19.8%
2	45	479,037	51.8%	42	429,804	52.3%
3	16	183,522	19.9%	18	184,692	22.5%
4	6	39,852	4.3%	4	30,687	3.7%
5	8	25,676	2.8%	5	14,219	1.7%

		$923,906	100.0%		$821,988	100.0%

As of December 31, 2014, our debt investments had a weighted average investment grading of 2.24, as compared to 2.20 at December 31, 2013. Our policy is to lower the grading on our portfolio companies as they approach the point in time when they will require additional equity capital. Additionally, we may downgrade our portfolio companies if they are not meeting our financing criteria or are underperforming relative to their respective business plans. Various companies in our portfolio will require additional funding in the near term or have not met their business plans and therefore our debt investments in these portfolio companies have been downgraded until their funding is complete or their operations improve.

At December 31, 2014, we had four debt investments on non-accrual with cumulative investment cost and fair value of approximately $28.9 million and $10.6 million, respectively. Comparatively, at December 31, 2013, we had two debt investments on non-accrual with a cumulative investment cost and fair value of $23.3 million and $12.6 million, respectively.

Results of Operations

Comparison of periods ended December 31, 2014 and 2013

Investment Income

Interest Income

Total investment income for the year ended December 31, 2014 was approximately $143.7 million as compared to approximately $139.7 million for the year ended December 31, 2013.

Interest income for the year ended December 31, 2014 totaled approximately $126.6 million as compared to approximately $123.7 million for the year ended December 31, 2013. The increase in interest income is primarily attributable to an increase in new loan originations during the year and an increase in accelerations of original issue discounts related to early loan pay-offs and restructures in 2014.

The following table shows the lending activity involving PIK interest arrangements, including PIK receivables, for the years ended December 31, 2014 and 2013, at cost:

	Years Ended December 31,
(in thousands)	2014	2013
Beginning PIK loan balance	$5,603	$3,548
PIK interest capitalized during the period	3,346	3,515
Payments received from PIK loans	(2,699)	(1,153)
Realized loss	—	(307)

Ending PIK loan balance	$6,250	$5,603

The increase in payments received from PIK loans and the decrease in PIK interest capitalized during the year ended December 31, 2014 is due to the payoff of seven PIK loans offset by additions of eight PIK loans which have incurred PIK capitalizations during the period ended December 31, 2014.

Fee Income

Income from commitment, facility and loan related fees for the year ended December 31, 2014 totaled approximately $17.0 million as compared to approximately $16.0 million for the year ended December 31, 2013. The increase in fee income is primarily attributable to additional fee accelerations and one time fees due to early pay-offs and restructures during the year ended December 31, 2014, as compared to the same period in 2013.

In certain investment transactions, we may earn income from advisory services; however, we had no income from advisory services in the years ended December 31, 2014 and 2013, respectively.

Operating Expenses

Our operating expenses are comprised of interest and fees on our borrowings, general and administrative expenses and employee compensation and benefits. Operating expenses totaled approximately $70.3 million and $66.6 million during the years ended December 31, 2014 and 2013, respectively.

Interest and Fees on our Borrowings

Interest and fees on our borrowings totaled approximately $34.0 million and $35.1 million for the years ended December 31, 2014 and 2013, respectively. The decrease was primarily attributable to the lower weighted average balances outstanding on our SBA debentures, Convertible Senior Notes, and 2017 Asset-Backed Notes. During the year ended December 31, 2014, we paid off $34.8 million of SBA debentures in the first quarter of 2014, settled of $57.3 million of our Convertible Senior Notes, and had amortization of our 2017 Asset-Backed Notes from a balance of $89.6 million as of December 31, 2013 to $16.0 million as of December 31, 2014. In addition, interest expense decreased by approximately $1.7 million related to Convertible Senior Notes settled in the period. These decreases were partially offset by additional interest and fees of approximately $3.8 million on our 2024 Notes issued in the third quarter of 2014 and our 2017 Asset-Backed Notes issued in November 2014.

During the year ended December 31, 2014, we recorded a net loss on extinguishment of our convertible senior notes of approximately $1.6 million. The net loss was classified as a component of net investment income in our Consolidated Statements of Operations. We did not incur a loss on extinguishment of debt during the twelve months ended December 31, 2013.

We had a weighted average cost of debt, comprised of interest and fees and loss on debt extinguishment (long-term liabilities – convertible senior notes), of approximately 6.6% and 6.1% for the years ended December 31, 2014 and 2013, respectively. The increase was primarily driven by the acceleration of fees related to the early payoffs of SBA obligations and our Asset-Backed Notes as well as the loss on debt extinguishment (long-term liabilities – convertible senior notes) as described above.

General and Administrative Expenses

General and administrative expenses include legal fees, consulting fees, accounting fees, printer fees, insurance premiums, rent, expenses associated with the workout of underperforming investments and various other expenses. Our general and administrative expenses increased to $10.2 million from $9.3 million for the years ended December 31, 2014 and 2013, respectively. These increases were primarily due to increases in facility rent, marketing, corporate legal expenses and outside consulting services partially offset by a decrease in accounting expenses.

Employee Compensation

Employee compensation and benefits totaled approximately $16.6 million for the year ended December 31, 2014 as compared to approximately $16.2 million for the year ended December 31, 2013. The increase was primarily due to changes in variable compensation accrued during the periods.

Stock-based compensation totaled approximately $9.6 million for the year ended December 31, 2014 as compared to approximately $6.0 million for the year ended December 31, 2013. The increase was primarily due to an increase in the number of restricted stock units granted in April 2014 as compared March 2013.

Loss on Extinguishment of Convertible Senior Notes

Upon meeting the stock trading price conversion requirement as set forth in the Indenture, dated April 15, 2011, between us and U.S. Bank National Association, during the three months ended June 30, 2014, the Convertible Senior Notes became convertible on July 1, 2014 and continued to be convertible through December 31, 2014. As of December 31, 2014, holders of approximately $57.3 million of our Convertible Senior Notes exercised their conversion rights and these Convertible Senior Notes were settled with a combination of cash equal to the outstanding principal amount of the converted notes and approximately 1.5 million shares of the Company’s common stock, or $24.3 million.

We recorded a loss on extinguishment of debt for the proportionate amount of unamortized debt issuance costs and original issue discount. The loss was partially offset by a gain in the amount of the difference between the outstanding principal balance of the converted notes and the fair value of the debt instrument. The net loss on extinguishment of debt we recorded for the year ended December 31, 2014 was approximately $1.6 million and was classified as a component of net investment income in our Consolidated Statements of Operations.

Net Investment Realized Gains and Losses and Net Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of an investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

A summary of realized gains and losses for the years ended December 31, 2014 and 2013 is as follows:

	Years Ended December 31,
(in thousands)	2014	2013
Realized gains	$24,027	$32,577
Realized losses	(3,915)	(17,741)

Net realized gains	$20,112	$14,836

During the year ended December 31, 2014, we recognized net realized gains of approximately $20.1 million on the portfolio. These net realized gains included gross realized gains of approximately $24.0 million primarily from the sale of investments in seven portfolio companies including Acceleron Pharma, Inc., ($7.9 million), Merrimack Pharmaceuticals, Inc., ($4.3 million), Neuralstem, Inc., ($2.7 million), IPA Holdings, LLC., ($1.5 million), Cell Therapeutics, Inc., ($1.3 million), Trulia, Inc. ($1.0 million), and Portola Pharmaceuticals, Inc. ($700,000). These gains were partially offset by gross realized losses of approximately $3.9 million primarily from the liquidation of our investments in fifteen portfolio companies.

During the year ended December 31, 2013, we recognized net realized gains of approximately $14.8 million. These net realized gains include gross realized gains of approximately $32.6 million primarily from the sale of equity and warrant investments in nine portfolio companies, including Virident Systems, Inc. ($7.5 million), Anacor Pharmaceuticals, Inc. ($5.0 million), iWatt, Inc. ($4.7 million), Althea Technologies, Inc. ($4.3 million), WageWorks, Inc. ($2.0 million), Lanx, Inc. ($1.9 million), InsMed, Inc. ($1.4 million), Pacira Pharmaceuticals, Inc. ($1.3 million) and AcelRx, Inc. ($1.1 million). These gains were partially offset by gross realized losses of approximately $17.8 million primarily from the liquidation of our debt and equity investments in five portfolio companies, including Bridgewave Communications ($4.4 million), E-Band Communications Corp ($3.3 million), Tethys Bioscience, Inc. ($2.5 million), Just.Me, Inc. ($1.3 million), and PointOne, Inc. ($1.1 million).

The net unrealized appreciation and depreciation of our investments is based on the fair value of each investment determined in good faith by our Board of Directors. The following table summarizes the change in net unrealized appreciation/depreciation of investments for the years ended December 31, 2014 and 2013:

	Year Ended December 31,
(in thousands)	2014	2013
Gross unrealized appreciation on portfolio investments	$72,968	$80,616
Gross unrealized depreciation on portfolio investments	(79,412)	(63,855)
Reversal of prior period net unrealized appreciation upon a realization event	(15,335)	(26,489)
Reversal of prior period net unrealized depreciation upon a realization event	3,182	21,763
Net unrealized (depreciation) on taxes payable	(1,882)	(898)
Net unrealized appreciation (depreciation) on escrow receivables	(465)	465
Citigroup Warrant Participation	270	(57)

Net unrealized appreciation (depreciation) on portfolio investments	$(20,674)	$11,545

During the year ended December 31, 2014, we recorded approximately $20.7 million of net unrealized depreciation, of which $18.6 million is net unrealized depreciation from our debt, equity and warrant investments. Of the $18.6 million, approximately $14.2 million is attributed to net unrealized depreciation on our debt investments which primarily related to $23.2 million unrealized depreciation for collateral based impairments on 12 portfolio companies offset by the reversal of collateral based impairments of $4.1 on two portfolio companies. Approximately $15.8 million is attributed to net unrealized depreciation on our warrant investments which primarily related to $8.3 million of net unrealized depreciation due to the exercise of our warrants in Box, Inc. to equity and $2.4 million of net unrealized depreciation due to the reversal of prior period net unrealized appreciation upon being realized as a gain. This unrealized depreciation was offset by approximately $11.4 million attributed to net unrealized appreciation on our equity investments, including approximately $13.0 million of net unrealized appreciation on Box, Inc., including the exercise of our remaining warrants in Box, Inc. to equity and approximately $7.7 million of net unrealized appreciation on our public equity portfolio. This was offset by approximately $12.7 million unrealized depreciation due to reversal of prior period net unrealized appreciation upon being realized as a gain.

Net unrealized appreciation decreased by approximately $1.9 million as a result of estimated taxes payable for the year ended December 31, 2014.

Net unrealized appreciation further decreased by approximately $465,000 as a result of reducing escrow receivables for the year ended December 31, 2014 related to merger and acquisition transactions closed on former portfolio companies.

During the year ended December 31, 2014, net unrealized depreciation was offset by approximately $270,000 due to net depreciation of fair value on the pool of warrants collateralized under the Citigroup Warrant Participation Agreement as a result of the sale of shares in Acceleron Pharma, Inc., Merrimack Pharmaceuticals, Inc., Portola Pharmaceuticals, Inc. and Everyday Health, Inc. that were subject to the agreement.

During the year ended December 31, 2013, we recorded approximately $11.5 million of net unrealized appreciation, of which $12.0 million is net unrealized appreciation from our debt, equity and warrant investments. Of the $12.0 million, approximately $15.7 million is attributed to net unrealized appreciation on equity, including approximately $5.6 million of net unrealized depreciation due to the reversal of prior period net unrealized appreciation upon being realized as a gain. Approximately $4.5 million is attributed to net unrealized appreciation on our warrant investments, including approximately $9.4 million of net unrealized depreciation due to the reversal of prior period net unrealized appreciation upon being realized as a gain. This unrealized appreciation was partially offset by approximately $8.2 million of net unrealized depreciation on our debt investments, which primarily related to $21.2 million of unrealized depreciation for collateral based impairments, offset by the reversal of approximately $13.0 million of prior period net unrealized depreciation upon being realized as a loss due to the write-off or early payoff of debt investments.

Net unrealized appreciation decreased by approximately $898,000 as a result of estimated taxes payable for the year ended December 31, 2013.

Net unrealized appreciation further increased by approximately $465,000 as a result of escrow receivables related to merger and acquisition transactions closed during the year ended December 31, 2013.

For the year ended December 31, 2013, net unrealized appreciation decreased by approximately $57,000 as a result of net appreciation of fair value on the pool of warrants collateralized under the Citigroup Warrant Participation Agreement.

The following table summarizes the change in net unrealized appreciation/ (depreciation) in the investment portfolio by investment type for the years ended December 31, 2014 and December 31, 2013.

	Year Ended December 31, 2014
(in millions)	Debt	Equity	Warrants	Total
Collateral based impairments	$(23.2)	$(1.2)	$(3.3)	$(27.7)
Reversals of Prior Period Collateral based impairments	4.1	0.6	—	4.7
Reversals due to Debt Payoffs & Warrant/Equity sales	—	(11.1)	(9.7)	(20.8)
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	7.6	(2.9)	4.7
Level 3 Assets	4.9	15.5	0.1	20.5

Total Fair Value Market/Yield Adjustments	4.9	23.1	(2.8)	25.2

Total Unrealized Appreciation/(Depreciation)	$(14.2)	$11.4	$(15.8)	$(18.6)

	Year Ended December 31, 2013
(in millions)	Debt	Equity	Warrants	Total
Collateral based impairments	$(21.2)	$—	$(0.1)	(21.3)
Reversals of Prior Period Collateral based impairments	—	—	—	—
Reversals due to Debt Payoffs & Warrant/Equity sales	13.0	(5.8)	(10.6)	(3.4)
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	7.6	3.5	11.1
Level 3 Assets	—	13.9	11.7	25.6

Total Fair Value Market/Yield Adjustments	—	21.5	15.2	36.7

Total Unrealized Appreciation/(Depreciation)	$(8.2)	$15.7	$4.5	$12.0

*	Level 1 assets are generally equities listed in active markets and level 2 assets are generally warrants held in a public company. Observable market prices are typically the primary input in valuing level 1 and 2 assets. Level 3 asset valuations require inputs that are both significant and unobservable. Generally, level 3 assets are debt investments and warrants and equities held in a private company. See Note 2 to the financial statements discussing ASC 820.

Income and Excise Taxes

We account for income taxes in accordance with the provisions of ASC 740, Income Taxes, which requires that deferred income taxes be determined based upon the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances are used to reduce deferred tax assets to the amount likely to be realized. We intend to distribute approximately $16.7 million of spillover earnings from the year ended December 31, 2014 to our shareholders in 2015.

Net Increase in Net Assets Resulting from Operations and Earnings Per Share

For the years ended December 31, 2014 and 2013, the net increase in net assets resulting from operations totaled approximately $71.2 million and approximately $99.4 million, respectively. These changes are made up of the items previously described.

The basic and fully diluted net change in net assets per common share for the year ended December 31, 2014 were $1.12 and $1.10, respectively, whereas the basic and fully diluted net change in net assets per common share for the year ended December 31, 2013 was $1.67 and $1.63, respectively.

For the purpose of calculating diluted earnings per share for years ended December 31, 2014 and 2013, the dilutive effect of the Convertible Senior Notes under the treasury stock method is included in this calculation as our share price was greater than the conversion price of $11.36 in effect as of December 31, 2014 and $11.63 as of December 31, 2013 for the Convertible Senior Notes for such periods.

Comparison of periods ended December 31, 2013 and 2012

Investment Income

Interest Income

Total investment income for the year ended December 31, 2013 was approximately $139.7 million as compared to approximately $97.5 million for the year ended December 31, 2012.

Interest income for the year ended December 31, 2013 totaled approximately $123.7 million as compared to approximately $87.6 million for the year ended December 31, 2012. The increase in interest income is primarily attributable to an increase of loan interest income of approximately $25.0 million for the year ended December 31, 2013, related to both new loans originated during 2013 and an overall increase in amortization during 2013 on loans originated during 2012. This increase in interest income was partially offset by pay-offs during the year ended December 31, 2013.

The following table shows the lending activity involving PIK interest arrangements for the years ended December 31, 2013 and 2012, at cost:

	Year Ended December 31,
(in thousands)	2013	2012
Beginning PIK loan balance	$3,309	$2,041
PIK interest capitalized during the period	3,103	1,400
Payments received from PIK loans	(1,123)	(132)
Realized loss	(307)	—

Ending PIK loan balance	$4,982	$3,309

The increase in payments received from PIK loans and PIK interest capitalized during the year ended December 31, 2013 is due to the addition of nine PIK loans which have incurred PIK capitalizations during the period offset by the payoff of four PIK loans during the period ended December 31, 2013.

Fee Income

Income from commitment, facility and loan related fees for the year ended December 31, 2013 totaled approximately $16.0 million as compared to approximately $9.9 million for the year ended December 31, 2012. The increase in fee income is primarily attributable to additional fee accelerations and one time fees due to early pay-offs during the year ended December 31, 2013 as compared to the same period in 2012.

In certain investment transactions, we may earn income from advisory services; however, we had no income from advisory services in the years ended December 31, 2013 and 2012, respectively.

Operating Expenses

Our operating expenses are comprised of interest and fees on our borrowings, general and administrative expenses and employee compensation and benefits. Operating expenses totaled approximately $66.6 million and $49.4 million during the years ended December 31, 2013 and 2012, respectively.

Interest and Fees on our Borrowings

Interest and fees on our borrowings totaled approximately $35.1 million for the year ended December 31, 2013 as compared to approximately $23.8 million for the year ended December 31, 2012. This increase was primarily attributable to interest and fee expenses of approximately $12.9 million for the year ended

December 31, 2013 related to the 2019 Notes issued in April and September 2012, which is $7.3 million greater than $5.6 million of interest and fees incurred during the year ended December 31, 2012, and approximately $5.1 million of interest and fee expense incurred due to the Asset-Backed Notes issued in December 2012. These expenses were partially offset by a decrease in interest and fees of approximately $749,000 for the year ended December 31, 2013 associated with our SBA debentures due to the pay down in August 2012 of debentures that had a weighted average cost of debt of 6.40% and borrowings of $24.75 million of debentures in November 2012 that had a weighted average cost of debt of 3.05%.

Additionally, we incurred approximately $1.1 million of non-cash interest expense during the period ended December 31, 2013 attributed to the accretion of the fair value of the conversion feature on the Convertible Senior Notes. We had a weighted average cost of debt, comprised of interest and fees, of approximately 6.1% for the year ended December 31, 2013, as compared to 6.6% during the year ended December 31, 2012. The decrease was primarily driven by the Asset-Backed Notes issued in December 2012, which account for approximately 18.9% of our outstanding debt and accrue interest at 3.3%. As of December 31, 2013 the weighted average debt outstanding was approximately $580.1 million.

General and Administrative Expenses

General and administrative expenses include legal fees, consulting fees, accounting fees, printer fees, insurance premiums, rent, expenses associated with the workout of underperforming investments and various other expenses. Our general and administrative expenses increased to $9.3 million from $8.1 million for the years ended December 31, 2013 and 2012, respectively. These increases were primarily due to increases of approximately $689,000 and $442,000 related to corporate legal expenses and outside consulting services, partially offset by a reduction of approximately $249,000 for accounting fees.

Employee Compensation

Employee compensation and benefits totaled approximately $16.2 million for the year ended December 31, 2013 as compared to approximately $13.3 million for the year ended December 31, 2012. This increase was due to increasing our staff to 62 active employees at December 31, 2013 from 52 active employees at December 31, 2012 and increasing our variable compensation (bonus) accrual based on performance improvements. Stock-based compensation totaled approximately $6.0 million for the year ended December 31, 2013 as compared to approximately $4.2 million for the year ended December 31, 2012. These increases were due primarily to the expense on restricted stock grants for 607,001 shares granted during the year ended December 31, 2013.

Net Investment Realized Gains and Losses and Net Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of an investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

A summary of realized gains and losses for the years ended December 31, 2013 and 2012 is as follows:

	Year Ended December 31,
(in thousands)	2013	2012
Realized gains	$32,577	$17,481
Realized losses	(17,741)	(14,313)

Net realized gains	$14,836	$3,168

During the year ended December 31, 2013, we recognized net realized gains of approximately $14.8 million. These net realized gains include gross realized gains of approximately $32.6 million primarily from the sale of equity and warrant investments in nine portfolio companies, including Virident Systems, Inc. ($7.5 million), Anacor Pharmaceuticals, Inc. ($5.0 million), iWatt, Inc. ($4.7 million), Althea Technologies, Inc. ($4.3 million), WageWorks, Inc. ($2.0 million), Lanx, Inc. ($1.9 million), InsMed, Inc. ($1.4 million), Pacira Pharmaceuticals, Inc. ($1.3 million) and AcelRx, Inc. ($1.1 million). These gains were partially offset by gross realized losses of approximately $17.8 million primarily from the liquidation of our debt and equity investments in five portfolio companies, including Bridgewave Communications ($4.4 million), E-Band Communications Corp ($3.3 million), Tethys Bioscience, Inc. ($2.5 million), Just.Me, Inc. ($1.3 million), and PointOne, Inc. ($1.1 million).

During the year ended December 31, 2012, we recognized net realized gains of $3.2 million. These net realized gains include gross realized gains of approximately $17.5 million primarily from the sale of equity and warrant investments in NEXX Systems, Inc., ($5.1 million), BARRX Medical ($3.1 million), DeCode Genetics ($2.6 million), Aegerion Pharmaceuticals ($2.4 million) and Annie’s ($2.4 million). These gains were partially offset by gross realized losses of approximately $14.3 million from the liquidation of our equity and warrant investments in MaxVision Holding, L.L.C ($8.7 million), Razorgator Interactive Group ($2.2 million), Zeta Interactive Corporation ($672,000) and Magi.com ($463,000) pka Hi5 Networks, Inc.

The net unrealized appreciation and depreciation of our investments is based on the fair value of each investment determined in good faith by our Board of Directors. The following table summarizes the change in net unrealized appreciation/depreciation of investments for the years ended December 31, 2013 and 2012:

	Year Ended December 31,
(in thousands)	2013	2012
Gross unrealized appreciation on portfolio investments	$80,616	$65,871
Gross unrealized depreciation on portfolio investments	(63,855)	(73,158)
Reversal of prior period net unrealized appreciation upon a realization event	(26,489)	(12,575)
Reversal of prior period net unrealized depreciation upon a realization event	21,763	14,944
Net unrealized appreciation (depreciation) on taxes payable	(898)	—
Net unrealized appreciation (depreciation) on escrow receivables	465	—
Citigroup Warrant Participation	(57)	402

Net unrealized appreciation (depreciation) on portfolio investments	$11,545	$(4,516)

During the year ended December 31, 2013, we recorded approximately $11.5 million of net unrealized appreciation, of which $12.0 million is net unrealized appreciation from our debt, equity and warrant investments. Of the $12.0 million, approximately $15.7 million is attributed to net unrealized appreciation on equity, including approximately $5.6 million of net unrealized depreciation due to the reversal of prior period net unrealized appreciation upon being realized as a gain. Approximately $4.5 million is attributed to net unrealized appreciation on our warrant investments, including approximately $9.4 million of net unrealized depreciation due to the reversal of prior period net unrealized appreciation upon being realized as a gain. This unrealized appreciation was partially offset by approximately $8.2 million of net unrealized depreciation on our debt investments, which primarily related to $21.2 million of unrealized depreciation for collateral based impairments, offset by the reversal of approximately $13.0 million of prior period net unrealized depreciation upon being realized as a loss due to the write-off or early payoff of debt investments.

Net unrealized appreciation decreased by approximately $898,000 as a result of estimated taxes payable for the year ended December 31, 2013.

Net unrealized appreciation further increased by approximately $465,000 as a result of escrow receivables related to merger and acquisition transactions closed during the year ended December 31, 2013.

For the year ended December 31, 2013, net unrealized appreciation decreased by approximately $57,000 as a result of net appreciation of fair value on the pool of warrants collateralized under the Citigroup Warrant Participation Agreement.

During the year ended December 31, 2012, we recorded approximately $4.5 million of net unrealized depreciation from our debt, equity and warrant investments. Approximately $3.4 million and $2.3 million is attributed to net unrealized depreciation on warrant investments and debt investments, respectively, of which approximately $6.6 million is due to the reversal of prior period net unrealized appreciation upon being realized as a gain and $9.2 million is due to the reversal of prior period net unrealized depreciation upon being realized as a loss. The remainder is related to fluctuations in current market interest rates during the year ended December 31, 2012. This unrealized depreciation was partially offset by approximately $1.3 million of net unrealized appreciation on our equity investments, of which approximately $6.0 million is due to the reversal of prior period net unrealized appreciation upon being realized as a gain and $5.7 million is due to the reversal of prior period net unrealized depreciation upon being realized as a loss.

The following table summarizes the change in net unrealized appreciation/ (depreciation) in the investment portfolio by investment type for the years ended December 31, 2013 and December 31, 2012.

	Year Ended December 31, 2013
(in millions)	Debt	Equity	Warrants	Total
Collateral based impairments	$(21.2)	$—	$(0.1)	$(21.3)
Reversals due to Debt Payoffs & Warrant/Equity sales	13.0	(5.8)	(10.6)	(3.4)
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	7.6	3.5	11.1
Level 3 Assets	—	13.9	11.7	25.6

Total Fair Value Market/Yield Adjustments	—	21.5	15.2	36.7

Total Unrealized Appreciation/(Depreciation)	$(8.2)	$15.7	$4.5	$12.0

	Year Ended December 31, 2012
(in millions)	Debt	Equity	Warrants	Total
Collateral based impairments	$(11.4)	$(2.1)	$(1.2)	(14.7)
Reversals of Prior Period Collateral based impairments	10.0	0.5	0.7	11.2
Reversals due to Debt Payoffs & Warrant/Equity sales	7.0	(0.3)	(5.0)	1.7
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	(6.5)	1.9	(4.6)
Level 3 Assets	(7.9)	9.7	0.2	2.0

Total Fair Value Market/Yield Adjustments	(7.9)	3.2	2.1	(2.6)

Total Unrealized Appreciation/(Depreciation)	$(2.3)	$1.3	$(3.4)	$(4.4)

*	Level 1 assets are generally equities listed in active markets and level 2 assets are generally warrants held in a public company. Observable market prices are typically the primary input in valuing level 1 and 2 assets. Level 3 asset valuations require inputs that are both significant and unobservable. Generally, level 3 assets are debt investments and warrants and equities held in a private company. See Note 2 to the financial statements discussing ASC 820.

Income and Excise Taxes

We account for income taxes in accordance with the provisions of ASC 740, Income Taxes, which requires that deferred income taxes be determined based upon the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances are used to reduce deferred tax assets to the amount likely to be realized. We distributed approximately $3.8 million of spillover earnings from the year ended December 31, 2013 to our shareholders in 2014.

Net Increase in Net Assets Resulting from Operations and Earnings Per Share

For the years ended December 31, 2013 and December 31, 2012, the net increase in net assets resulting from operations totaled approximately $99.4 million and $46.8 million, respectively. These changes are made up of the items previously described.

The basic and fully diluted net change in net assets per common share for the year ended December 31, 2013 were $1.67 and $1.63, respectively, whereas both the basic and fully diluted net change in net assets per common share for the year ended December 31, 2012 were $0.93.

For the purpose of calculating diluted earnings per share for the year ended December 31, 2013, the dilutive effect of the Convertible Senior Notes under the treasury stock method is included in this calculation because our share price was greater than the conversion price in effect ($11.63) for the Convertible Senior Notes for such period. For the year ended December 31, 2012, the dilutive effect of the Convertible Senior Notes under the treasury stock method is anti-dilutive because our share price was less than the conversion price in effect ($11.81) for the Convertible Senior Notes for such period, and not included in this calculation.

Financial Condition, Liquidity and Capital Resources

Our liquidity and capital resources are derived from our Credit Facilities, SBA debentures, Convertible Senior Notes, 2019 Notes, 2024 Notes, 2017 Asset-Backed Notes, 2021 Asset-Backed Notes and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our borrowings and the proceeds from the turnover of our portfolio and from public and private offerings of securities to finance our investment objectives. We may raise additional equity or debt capital through both registered offerings off a shelf registration, “At-The-Market”, or ATM, and private offerings of securities, by securitizing a portion of our investments or borrowing, including from the SBA through our SBIC subsidiaries.

On August 16, 2013, we entered into an ATM equity distribution agreement with JMP Securities LLC, or JMP. The equity distribution agreement provides that we may offer and sell up to 8.0 million shares of our common stock from time to time through JMP, as our sales agent. Sales of our common stock, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

During the year ended December 31, 2014, we sold 650,000 shares of common stock for total accumulated net proceeds of approximately $9.5 million, all of which is accretive to net asset value. We generally use the net proceeds from these offerings to make investments, to repurchase or pay down liabilities and for general corporate purposes. As of December 31, 2014, approximately 7.35 million shares remained available for issuance and sale under the equity distribution agreement.

As of December 31, 2014, approximately $57.3 million of our Convertible Senior Notes were converted and were settled with a combination of cash equal to the outstanding principal amount of the converted notes and approximately 1.5 million of our common stock, or $24.3 million. Upon meeting the stock trading price conversion requirement during the three months ended December 31, 2014, the Convertible Senior Notes continue to be convertible through March 31, 2015. See “—Subsequent Events”.

At December 31, 2014, we had $17.7 million of Convertible Senior Notes, $170.4 million of 2019 Notes, $103.0 million of 2024 Notes, $16.0 million of 2017 Asset-Backed Notes, $129.3 million of 2021 Asset-Backed Notes and $190.2 million of SBA debentures payable. We had no borrowings outstanding under either the Wells Facility or the Union Bank Facility.

At December 31, 2014, we had $377.1 million in available liquidity, including $227.1 million in cash and cash equivalents. We had available borrowing capacity of approximately $75.0 million under the Wells Facility and $75.0 million under the Union Bank Facility, subject to existing terms and advance rates and regulatory requirements. We primarily invest cash on hand in interest bearing deposit accounts.

At December 31, 2014, we had $112.5 million of cash in restricted accounts related to our SBIC that we may use to fund new investments in the SBIC. With our net investments of $38.0 million and $74.5 million in HT II and HT III, respectively, we have the combined capacity to issue a total of $190.2 million of SBA guaranteed debentures, subject to SBA approval. At December 31, 2014, we have issued $190.2 million in SBA guaranteed debentures in our SBIC subsidiaries.

At December 31, 2014, we had approximately $12.7 million of restricted cash, which consists of collections of interest and principal payments on assets that are securitized. In accordance with the terms of the related securitized 2017Asset-Backed Notes and 2021 Asset-Backed Notes, based on current characteristics of the securitized debt investment portfolios, the restricted funds may be used to pay monthly interest and principal on the securitized debt and are not distributed to us or available for our general operations. During the year ended December 31, 2014, we principally funded our operations from (i) cash receipts from interest, dividend and fee income from our investment portfolio and (ii) cash proceeds from the realization of portfolio investments through the repayments of debt investments and the sale of debt and equity investments.

During the year ended December 31, 2014, our operating activities used $26.5 million of cash and cash equivalents, compared to $103.6 million provided during the year ended December 31, 2013. This $130.1 million decrease in cash provided by operating activities resulted primarily from the increase in purchase of investments of approximately $135.7 million and the decrease in net assets resulting from operations of approximately $28.3 million.

During the year ended December 31, 2014, our investing activities used $6.6 million of cash, compared to approximately $6.6 million used during the year ended December 31, 2013. Our cash flows from investing remained flat as compared to the prior fiscal year.

During the year ended December 31, 2014, our financing activities used $8.2 million of cash, compared to $11.6 million used during the year ended December 31, 2013. This $3.5 million decrease in cash used by financing activities was primarily due to the net issuance of our 2024 Notes and 2021 Asset-Backed Notes for $99.7 million and $126.0 million, respectively. These increases were offset by a decrease in proceeds from issuance of common stock of $86.4 million and an increase in repayments of 2017 Asset-Backed Notes and SBA debentures of $33.8 million and $34.8 million, respectively, during the year ended December 31, 2014. In addition, during the year ended December 31, 2014, we paid $57.3 million in cash to settle our Convertible Senior Notes, of which $53.1 million is included in cash flows from financing activities and $4.2 million is in included in cash flows from operating activities, which represents the proportional interest paid of the original issue discount.

As of December 31, 2014, net assets totaled $658.9 million, with a net asset value per share of $10.18. We intend to generate additional cash primarily from cash flows from operations, including income earned from investments in our portfolio companies and, to a lesser extent, from the temporary investment of cash in other high-quality debt investments that mature in one year or less as well as from future borrowings as required to meet our lending activities. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock.

As required by the 1940 Act, our asset coverage must be at least 200% after each issuance of senior securities. As of December 31, 2014 our asset coverage ratio under our regulatory requirements as a business development company was 250.8%, excluding our SBA debentures as a result of our exemptive order from the SEC that allows us to exclude all SBA leverage from our asset coverage ratio. As a result of the SEC exemptive order, our ratio of total assets on a consolidated basis to outstanding indebtedness may be less than 200%, which while providing increased investment flexibility, also may increase our exposure to risks associated with leverage. Total leverage when including our SBA debentures was 205.0% at December 31, 2014.

Outstanding Borrowings

At December 31, 2014 and December 31, 2013, we had the following available borrowings and outstanding amounts:

	December 31, 2014		December 31, 2013
(in thousands)	Total Available	Carrying Value(1)	Total Available	Carrying Value(1)
SBA Debentures(2)	$190,200	$190,200	$225,000	$225,000
2019 Notes	170,364	170,364	170,364	170,364
2024 Notes	103,000	103,000	—	—
2017 Asset-Backed Notes	16,049	16,049	89,557	89,557
2021 Asset-Backed Notes	129,300	129,300	—	—
Convertible Senior Notes(3)	17,674	17,345	75,000	72,519
Wells Facility	75,000	—	75,000	—
Union Bank Facility	75,000	—	30,000	—

Total	$776,587	$626,258	$664,921	$557,440

(1)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding.
(2)	In March 2014, the Company repaid $34.8 million of SBA debentures under HT II, priced at approximately 6.38%, including annual fees. At December 31, 2014, the total available borrowings under the SBA debentures were $190.2 million, of which $41.2 million was available in HT II and $149.0 million was available in HT III. At December 31, 2013, the total available borrowings under the SBA debentures were $225.0 million, of which $76.0 million was available in HT II and $149.0 million was available in HT III.
(3)	During the year ended December 31, 2014, holders of approximately $57.3 million of the Company’s Convertible Senior Notes exercised their conversion rights. The balance at December 31, 2014 represents the remaining aggregate principal amount outstanding of the Convertible Senior Notes less the remaining unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total remaining unaccreted discount for the Convertible Senior Notes was approximately $329,000 at December 31, 2014 and $2.5 million at December 31, 2013.

Our net asset value may decline as a result of economic conditions in the United States. Our continued compliance with the covenants under the Credit Facilities, Convertible Senior Notes, 2019 Notes, 2024 Notes, 2017 Asset-Backed Notes, 2021 Asset-Backed Notes and SBA debentures depend on many factors, some of which are beyond our control. Material net asset devaluation could have a material adverse effect on our operations and could require us to reduce our borrowings in order to comply with certain covenants, including the ratio of total assets to total indebtedness. We believe that our current cash and cash equivalents, cash generated from operations, and funds available from our Credit Facilities will be sufficient to meet our working capital and capital expenditure commitments for at least the next 12 months.

Debt financing costs are fees and other direct incremental costs we incur in obtaining debt financing and are recognized as prepaid expenses and amortized into the consolidated statement of operations as loan fees over the term of the related debt instrument. Prepaid financing costs, net of accumulated amortization, as of December 31, 2014 and December 31, 2013 were as follows:

(in thousands)	December 31, 2014	December 31, 2013
SBA Debentures	$4,038	$5,074
2019 Notes	4,352	5,319
2024 Notes	3,205	—
2017 Asset-Backed Notes	506	2,686
2021 Asset-Backed Notes	3,207	—
Convertible Senior Notes	175	1,323
Wells Facility	794	398
Union Bank Facility	156	—

Total	$16,433	$14,800

Commitments

In the normal course of business, we are party to financial instruments with off-balance sheet risk. These consist primarily of unfunded commitments to extend credit, in the form of loans, to our portfolio companies. Unfunded contractual commitments to provide funds to portfolio companies are not reflected on our balance sheet. Our unfunded contractual commitments may be significant from time to time. As of December 31, 2014, we had unfunded contractual commitments of approximately $339.0 million. Approximately $191.3 million of these unfunded contractual commitments are dependent upon the portfolio company reaching certain milestones before the contractual commitment becomes available. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent our future cash requirements. We intend to use cash flow from normal and early principal repayments, and proceeds from borrowings and notes to fund these commitments. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due.

In addition, as of December 31, 2014, we had approximately $108.2 million of non-binding term sheets outstanding to eight new and existing companies, which generally convert to contractual commitments within approximately 90 days of signing. Non-binding outstanding term sheets are subject to completion of our due diligence and final investment committee approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Contractual Obligations

The following table shows our contractual obligations as of December 31, 2014:

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(3)(4)	$626,258	$16,081	$17,313	$321,464	$271,400
Operating Lease Obligations(5)	6,258	1,554	3,055	1,590	59

Total	$632,516	$17,635	$20,368	$323,054	$271,459

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	We also have a Warrant Participation Agreement with Citigroup. See Note 4 to our consolidated financial statements.
(3)	Includes $190.2 million in borrowings under the SBA debentures, $170.4 million of the 2019 Notes, $103.0 million of the 2024 Notes, $16.0 million in aggregate principal amount of the 2017 Asset-Backed Notes, $129.3 million in aggregate principal amount of the 2021 Asset-Backed Notes and $17.3 million of the Convertible Senior Notes.
(4)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding. The aggregate principal amount outstanding of the Convertible Senior Notes is $17.7 million less the remaining unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total remaining unaccreted discount for the Convertible Senior Notes was $329,000 at December 31, 2014.
(5)	Long-Term facility leases.

Certain premises are leased under agreements which expire at various dates through March 2020. Total rent expense amounted to approximately $1.6 million, $1.1 million and $1.2 million during the years ended December 31, 2014, 2013, and 2012, respectively.

We and our executives and directors are covered by Directors and Officers Insurance, with the directors and officers being indemnified by us to the maximum extent permitted by Maryland law, subject to the restrictions in the 1940 Act.

Borrowings

Long-Term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. With our net investment of $38.0 million in HT II as of December 31, 2014, HT II has the capacity to issue a total of $41.2 million of SBA guaranteed debentures, subject to SBA approval, of which $41.2 million was available at December 31, 2014. As of December 31, 2014, HT II has paid the SBA commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of December 31, 2014 we held investments in HT II in 38 companies with a fair value of approximately $109.5 million, accounting for approximately 10.7% of our total portfolio at December 31, 2014.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With our net investment of $74.5 million in HT III as of December 31, 2014, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, of which $149.0 million was outstanding as of December 31, 2014. As of December 31, 2014, HT III has paid commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of December 31, 2014, we held investments in HT III in 39 companies with a fair value of approximately $229.9 million accounting for approximately 22.5% of our total portfolio at December 31, 2014.
SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $19.5 million and have average annual fully taxed net income not exceeding $6.5 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” enterprises as defined by the SBA. A smaller enterprise is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, we plan to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect us because HT II and HT III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of December 31, 2014 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in March 2009 are set semiannually in March and September and range from 2.25% to 4.62%. Interest payments on SBA debentures are payable semiannually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of March 2009, the initial maturity of SBA debentures will occur in March 2019. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees on other debentures have been set at 0.906%. The annual fees related to HT III debentures that pooled on March 27, 2013 were 0.804%. The annual fees on other debentures have been set at 0.515%.

The average amount of debentures outstanding for the year ended December 31, 2014 for HT II was approximately $46.7 million with an average interest rate of approximately 4.75%. The average amount of debentures outstanding for the year ended December 31, 2014 for HT III was approximately $149.0 million with an average interest rate of approximately 3.43%.

As of December 31, 2014, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $225.0 million, subject to periodic adjustments by the SBA. In aggregate, at December 31, 2014, with our net investment of $112.5 million, HT II and HT III have the capacity to issue a total of $190.2 million of SBA-guaranteed debentures, subject to SBA approval. In March 2014, we repaid $34.8 million of SBA debentures under HT II, priced at approximately 6.38%, including annual fees. At December 31, 2014, we have issued $190.2 million in SBA-guaranteed debentures in our SBIC subsidiaries.

We reported the following SBA debentures outstanding on our Consolidated Statement of Assets and Liabilities as of December 31, 2014 and December 31, 2013:

(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)	December 31, 2014	December 31, 2013
SBA Debentures:
March 26, 2008	March 1, 2018	6.38%	$—	$34,800
March 25, 2009	March 1, 2019	5.53%	18,400	18,400
September 23, 2009	September 1, 2019	4.64%	3,400	3,400
September 22, 2010	September 1, 2020	3.62%	6,500	6,500
September 22, 2010	September 1, 2020	3.50%	22,900	22,900
March 29, 2011	March 1, 2021	4.37%	28,750	28,750
September 21, 2011	September 1, 2021	3.16%	25,000	25,000
March 21, 2012	March 1, 2022	3.28%	25,000	25,000
March 21, 2012	March 1, 2022	3.05%	11,250	11,250
September 19, 2012	September 1, 2022	3.05%	24,250	24,250
March 27, 2013	March 1, 2023	3.16%	24,750	24,750

Total SBA Debentures			$190,200	$225,000

(1)	Interest rate includes annual charge

2019 Notes

On March 6, 2012, we and U.S. Bank National Association (the “2019 Trustee”) entered into an indenture (the “Base Indenture”). On April 17, 2012, we and the 2019 Trustee entered into the First Supplemental Indenture to the Base Indenture (the “First Supplemental Indenture”), dated April 17, 2012, relating to our issuance, offer and sale of $43.0 million aggregate principal amount of the April 2019 Notes. The sale of the April 2019 Notes generated net proceeds, before expenses, of approximately $41.7 million.

In July 2012, we reopened our April 2019 Notes and issued an additional $41.5 million in aggregate principal amount of April 2019 Notes, which includes exercise of an over-allotment option, bringing the total amount of the April 2019 Notes issued to approximately $84.5 million in aggregate principal amount.

On September 24, 2012, we and the 2019 Trustee, entered into the Second Supplemental Indenture to the Base Indenture (the “Second Supplemental Indenture”), dated as of September 24, 2012, relating to our issuance, offer and sale of $75.0 million aggregate principal amount of the September 2019 Notes. The sale of the September 2019 Notes generated net proceeds, before expenses, of approximately $72.75 million.

In October 2012, the underwriters exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total amount of the September 2019 Notes issued to approximately $85.9 million in aggregate principal amount.

As of December 31, 2014 and December 31, 2013, the 2019 Notes payable is comprised of:

(in thousands)	December 31, 2014	December 31, 2013
April 2019 Notes	$84,490	$84,490
September 2019 Notes	85,874	85,874

Carrying Value of 2019 Notes	$170,364	$170,364

April 2019 Notes

The April 2019 Notes will mature on April 30, 2019 and may be redeemed in whole or in part at our option at any time or from time to time on or after April 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The April 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2012, and trade on the NYSE under the trading symbol “HTGZ.” See “—Subsequent Events.”

The April 2019 Notes are our direct unsecured obligations and rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness; (ii) senior to any of our future indebtedness that expressly provides it is subordinated to the April 2019 Notes; (iii) effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries.

The Base Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring our compliance with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the April 2019 Notes and the Trustee if we should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the First Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding April 2019 Notes in a series may declare such April 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The April 2019 Notes were sold pursuant to an underwriting agreement dated April 11, 2012 among us and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement.

September 2019 Notes

The September 2019 Notes will mature on September 30, 2019 and may be redeemed in whole or in part at our option at any time or from time to time on or after September 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The September 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, commencing on December 30, 2012, and trade on the NYSE under the trading symbol “HTGY.”

The September 2019 Notes are our direct unsecured obligations and rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness; (ii) senior to any of our future indebtedness that expressly provides it is subordinated to the September 2019 Notes; (iii) effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries.

The Base Indenture, as supplemented by the Second Supplemental Indenture, contains certain covenants including covenants requiring us to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a) (1)(A) as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the September 2019 Notes and the Trustee if we should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the Second Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding September 2019 Notes in a series may declare such September 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The September 2019 Notes were sold pursuant to an underwriting agreement dated September 19, 2012 among us and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement

For the years ended December 31, 2014 and 2013, the components of interest expense and related fees and cash paid for interest expense and fees for the April 2019 Notes and September 2019 Notes are as follows:

	Year Ended December 31,
(in thousands)	2014	2013
Stated interest expense	$11,926	$11,926
Amortization of debt issuance cost	967	967

Total interest expense and fees	$12,893	$12,893

Cash paid for interest expense and fees	$11,926	$11,926

As of December 31, 2014, we are in compliance with the terms of the Base Indenture, and respective supplemental indentures thereto, governing the April 2019 Notes and September 2019 Notes. See Note 4 to our consolidated financial statements for more detail on the 2019 Notes.

2024 Notes

On July 14, 2014, we and U.S. Bank, N.A. (the “2024 Trustee”), entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Base Indenture between us and the 2024 Trustee, dated July 14, 2014, relating to our issuance, offer and sale of $100.0 million aggregate principal amount of 2024 Notes. On August 6, 2014, the underwriters issued notification to exercise their over-allotment option for an additional $3.0 million in aggregate principal amount of the 2024 Notes. The sale of the 2024 Notes generated net proceeds of approximately $99.9 million.

The 2024 Notes will mature on July 30, 2024 and may be redeemed in whole or in part at our option at any time or from time to time on or after July 30, 2017, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The 2024 Notes bear interest at a rate of 6.25% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2014, and trade on the NYSE under the trading symbol “HTGX.”

The 2024 Notes will be our direct unsecured obligations and will rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness; (ii) senior to any of our future indebtedness that expressly provides it is subordinated to the 2024 Notes; (iii) effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries.

The Base Indenture, as supplemented by the Third Supplemental Indenture, contains certain covenants including covenants requiring us to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act and to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the Third Supplemental Indenture. The Base Indenture, as supplemented by the Third Supplemental Indenture, also contains certain reporting requirements, including a requirement that we provide financial information to the holders of the 2024 Notes and the 2024 Trustee if we should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. The Base Indenture provides for customary events of default and further provides that the 2024 Trustee or the holders of 25% in aggregate principal amount of the outstanding 2024 Notes in a series may declare such 2024 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. As of December 31, 2014, we were in compliance with the terms of the Base Indenture, as supplemented by the Third Supplemental Indenture. At December 31, 2014, the 2024 Notes had an outstanding principal balance of $103.0 million.

For the years ended December 31, 2014 and 2013, the components of interest expense and related fees and cash paid for interest expense for the 2024 Notes are as follows:

	December 31,
(in thousands)	2014	2013
Stated interest expense	$2,955	$—
Amortization of debt issuance cost	153	—

Total interest expense and fees	$3,108	$—

Cash paid for interest expense and fees	$1,887	$—

2017 Asset-Backed Notes

On December 19, 2012, we completed a $230.7 million term debt securitization in connection with which an affiliate of ours made an offer of $129.3 million in aggregate principal amount of fixed-rate asset-backed notes. The 2017 Asset-Backed Notes were rated A2(sf) by Moody’s Investors Service, Inc. and were sold by the 2012 Securitization Issuer pursuant to a note purchase agreement, dated as of December 12, 2012, by and among us, the 2012 Trust Depositor, the 2012 Securitization Issuer, and Guggenheim Securities, LLC, as initial purchaser, and are backed by a pool of senior loans made to certain of our portfolio companies and secured by certain assets of those portfolio companies and are to be serviced by us. Interest on the 2017 Asset-Backed Notes will be paid, to the extent of funds available, at a fixed rate of 3.32% per annum. The 2017 Asset-Backed Notes have a stated maturity of December 16, 2017. See “—Subsequent Events.”

As part of this transaction, we entered into a sale and contribution agreement with the 2012 Trust Depositor under which we have agreed to sell or have contributed to the 2012 Trust Depositor certain senior loans made to certain of our portfolio companies. We have made customary representations, warranties and covenants in the sale and contribution agreement with respect to the 2012 Loans as of the date of their transfer to the 2012 Trust Depositor.

In connection with the sale of the 2017 Asset-Backed Notes, we have made customary representations, warranties and covenants in the note purchase agreement. The 2017 Asset-Backed Notes are secured obligations of the 2012 Securitization Issuer and are non-recourse to us. The 2012 Securitization Issuer also entered into an indenture governing the 2017 Asset-Backed Notes, which includes customary representations, warranties and covenants. The 2017 Asset-Backed Notes were sold without being registered under the Securities Act (A) in the United States to “qualified institutional buyers” as defined in Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who in each case, are “qualified purchasers” as defined in Sec. 2(A)(51) of the 1940 Act and pursuant to an exemption under the Securities Act and (B) to non-U.S. purchasers acquiring interest in the 2017 Asset-Backed Notes outside the United States in accordance with Regulation S of the Securities Act. The 2012 Securitization Issuer will not be registered under the 1940 Act in reliance on an exemption provide by Section 3(c)(7) thereof. In addition, the 2012 Trust Depositor entered into an amended and restated trust agreement in respect of the 2012 Securitization Issuer, which includes customary representation, warranties and covenants.

The 2012 Loans are serviced by us pursuant to a sale and servicing agreement, which contains customary representations, warranties and covenants. We perform certain servicing and administrative functions with respect to the 2012 Loans. We are entitled to receive a monthly fee from the 2012 Securitization Issuer for servicing the 2012 Loans. This servicing fee is equal to the product of one-twelfth (or in the case of the first payment date, a fraction equal to the number of days from and including December 5, 2012 through and including January 15, 2013 over 360) of 2.00% and the aggregate outstanding principal balance of the 2012 Loans plus the amount of collections on deposit in the 2012 Securitization Issuer’s collection account, as of the first day of the related collection period (the period from the 5th day of the immediately preceding calendar month through the 4th day of the calendar month in which a payment date occurs, and for the first payment date, the period from and including December 5, 2012, to the close of business on January 4, 2013).

We also serve as administrator to the 2012 Securitization Issuer under an administration agreement, which includes customary representations, warranties and covenants.

At December 31, 2014 and December 31, 2013, the 2017 Asset Backed Notes had an outstanding principal balance of $16.0 million and $89.6 million, respectively.

Under the terms of the 2017 Asset Backed Notes, we are required to maintain a reserve cash balance, funded through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the 2017 Asset-Backed Notes. We have segregated these funds and classified them as restricted cash. There was approximately $1.2 million and $6.3 million of restricted cash as of December 31, 2014 and 2013, respectively, funded through interest collections. See Note 4 to our consolidated financial statements for more detail on the 2017 Asset-Backed Notes.

2021 Asset-Backed Notes

On November 13, 2014, we completed a $237.4 million term debt securitization in connection with which an affiliate of ours made an offer of $129.3 million in aggregate principal amount of fixed-rate asset-backed notes. The 2021 Asset-Backed Notes were rated A(sf) by Kroll Bond Rating Agency, Inc. (KBRA) and were sold by the 2014 Securitization Issuer pursuant to a note purchase agreement, dated as of November 13, 2014, by and among us, the 2014 Trust Depositor, the 2014 Securitization Issuer, and Guggenheim Securities, LLC, as initial purchaser, and are backed by a pool of senior loans made to certain of our portfolio companies and secured by certain assets of those portfolio companies and are to be serviced by us. The securitization has an 18-month reinvestment period during which time principal collections may be reinvested into additional eligible loans. Interest on the 2021 Asset-Backed Notes will be paid, to the extent of funds available, at a fixed rate of 3.524% per annum. The 2021 Asset-Backed Notes have a stated maturity of April 16, 2021.

As part of this transaction, we entered into a sale and contribution agreement with the 2014 Trust Depositor under which we have agreed to sell or have contributed to the 2014 Trust Depositor certain senior loans made to certain of our portfolio companies. We have made customary representations, warranties and covenants in the sale and contribution agreement with respect to the 2014 Loans as of the date of their transfer to the 2014 Trust Depositor.

In connection with the sale of the 2021 Asset-Backed Notes, we have made customary representations, warranties and covenants in the note purchase agreement. The 2021 Asset-Backed Notes are secured obligations of the 2014 Securitization Issuer and are non-recourse to us. The 2014 Securitization Issuer also entered into an indenture governing the 2021 Asset-Backed Notes, which includes customary representations, warranties and covenants. The 2021 Asset-Backed Notes were sold without being registered under the Securities Act (A) in the United States to “qualified institutional buyers” as defined in Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who in each case, are “qualified purchasers” as defined in Sec. 2(A)(51) of the 1940 Act and pursuant to an exemption under the Securities Act and (B) to non-U.S. purchasers acquiring interest in the 2021 Asset-Backed Notes outside the United States in accordance with Regulation S of the Securities Act. The 2014 Securitization Issuer will not be registered under the 1940 Act in reliance on an exemption provide by Section 3(c)(7) thereof and Rule 3A-7 thereunder. In addition, the 2014 Trust Depositor entered into an amended and restated trust agreement in respect of the 2014 Securitization Issuer, which includes customary representation, warranties and covenants.

The 2014 Loans are serviced by us pursuant to a sale and servicing agreement, which contains customary representations, warranties and covenants. We perform certain servicing and administrative functions with respect to the 2014 Loans. We are entitled to receive a monthly fee from the Issuer for servicing the 2014 Loans. This servicing fee is equal to the product of one-twelfth (or in the case of the first payment date, a fraction equal to the number of days from and including October 5, 2014 through and including December 5, 2014 over 360) of 2.00% and the aggregate outstanding principal balance of the 2014 Loans plus the amount of collections on deposit in the 2014 Securitization Issuer’s collection account, as of the first day of the related collection period (the period from the 5th day of the immediately preceding calendar month through the 4th day of the calendar month in which a payment date occurs, and for the first payment date, the period from and including October 5, 2014, to the close of business on December 5, 2014).

We also serve as administrator to the 2014 Securitization Issuer under an administration agreement, which includes customary representations, warranties and covenants.

At December 31, 2014, the 2021 Asset Backed Notes had an outstanding principal balance of $129.3 million.

Under the terms of the 2021 Asset Backed Notes, we are required to maintain a reserve cash balance, funded through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the 2021 Asset-Backed Notes. We have segregated these funds and classified them as restricted cash. There was approximately $11.5 million of restricted cash as of December 31, 2014 funded through interest collections. See Note 4 to our consolidated financial statements for more detail on the 2021 Asset-Backed Notes.

Convertible Senior Notes

In April 2011, we issued $75.0 million in aggregate principal amount of 6.00% convertible senior notes due 2016. During the year ended December 31, 2014, holders of approximately $57.3 million of our Convertible

Senior Notes exercised their conversion rights. As of December 31, 2014, the carrying value of the Convertible Senior Notes, comprised of the aggregate principal amount outstanding less the remaining unaccreted discount initially recorded upon issuance of the Convertible Senior Notes, is approximately $17.3 million.

The Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are our senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding October 15, 2015, holders may convert their Convertible Senior Notes only under certain circumstances set forth in the indenture. On or after October 15, 2015, until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their Convertible Senior Notes at any time. Upon conversion, we will pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock. The conversion rate will initially be 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders. As of December 31, 2014, the conversion rate was 88.0615 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an adjusted conversion price of approximately $11.36 per share of common stock).

We may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur, holders of the Convertible Senior Notes may require us to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Convertible Senior Notes are accounted for in accordance with ASC 470-20 (previously FASB Staff Position No. APB 14- 1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)”). In accounting for the Convertible Senior Notes, we estimated at the time of issuance that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the Convertible Senior Notes was recorded in “capital in excess of par value” in the consolidated statement of assets and liabilities. As a result, we record interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 8.1%.

Upon meeting the stock trading price conversion requirement during the three months ended June 30, 2014 and September 30, 2014, the Convertible Senior Notes became convertible on July 1, 2014 and continued to be convertible through December 31, 2014. As of December 31, 2014, approximately $57.3 million of the Convertible Senior Notes were converted and were settled with a combination of cash equal to the outstanding principal amount of the converted notes and approximately 1.5 million shares of the our common stock, or $24.3 million. Upon meeting the stock trading price conversion requirement during the three months ended December 31, 2014, the Convertible Senior Notes continue to be convertible through March 31, 2015. See “—Subsequent Events.”

We recorded a loss on extinguishment of debt for the proportionate amount of unamortized debt issuance costs and original issue discount. The loss was partially offset by a gain in the amount of the difference between the outstanding principal balance of the converted notes and the fair value of the debt instrument. The net loss on extinguishment of debt we recorded for the year ended December 31, 2014 was approximately $1.6 million, and was classified as a component of net investment income in the Company’s Consolidated Statements of Operations.

As of December 31, 2014 and December 31, 2013, the components of the carrying value of the Convertible Senior Notes were as follows:

(in thousands)	December 31, 2014	December 31, 2013
Principal amount of debt	$17,674	$75,000
Original issue discount, net of accretion	(329)	(2,481)

Carrying value of Convertible Senior Debt	$17,345	$72,519

For the years ended December 31, 2014 and 2013, the components of interest expense, fees and cash paid for interest expense for the Convertible Senior Notes were as follows:

	Year Ended December 31,
(in thousands)	2014	2013
Stated interest expense	$2,753	$4,500
Accretion of original issue discount	843	1,083
Amortization of debt issuance cost	450	577

Total interest expense	$4,046	$6,160

Cash paid for interest expense	$3,465	$4,500

The estimated effective interest rate of the debt component of the Convertible Senior Notes, equal to the stated interest of 6.0% plus the accretion of the original issue discount, was approximately 8.1% for both the years ended December 31, 2014 and December 31, 2013. During the year ended December 31, 2014 interest expense decreased by approximately $1.7 million from the comparative period in 2013, due to Convertible Senior Notes settled in the period. As of December 31, 2014, we are in compliance with the terms of the indentures governing the Convertible Senior Notes. See Note 4 to our consolidated financial statements for more detail on the Convertible Senior Notes.

Wells Facility

In August 2008, we entered into a $50.0 million two-year revolving senior secured credit facility with Wells Fargo Capital Finance. On June 20, 2011, we renewed the Wells Facility, and the Wells Facility was further amended on August 1, 2012, December 17, 2012 and August 8, 2014. Under this senior secured facility, Wells Fargo Capital Finance has made commitments of $75.0 million. The facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Wells Facility.

On August 1, 2012, we entered into an amendment to the Wells Facility that reduced the interest rate floor by 75 basis points to 4.25% and extended the maturity date by one year to August 2015. Additionally, the August 2012 amendment added an amortization period that commences on the day immediately following the end of the revolving credit availability period and ends one year thereafter on the maturity date. The August 2012 amendment also reduced the unused line fee, as further discussed below. On August 8, 2014, the Company entered into a further amendment to the Wells Facility to set the interest rate floor at 4.00% and to extend the revolving credit availability period to August 2017.

As amended, borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 4.00% and an advance rate of 50% against eligible debt investments. The Wells Facility is secured by debt investments in the borrowing base. The Wells Facility requires payment of a non-use fee on a scale of 0.0% to 0.50% of the average monthly outstanding balance. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.50%. For the years ended December 31, 2014 and 2013, this non-use fee was approximately $380,000 and $380,000, respectively. On June 20, 2011 we paid an additional $1.1 million in structuring fees in connection with the Wells Facility which are being amortized through the end of the term of the Wells Facility. In connection with the August 2014 amendments, the Company paid an additional $750,000 in structuring fees in connection with the Wells Facility which are being amortized through the end of the term of the Wells Facility.

The Wells Facility includes various financial and operating covenants applicable to us and our subsidiaries, in addition to those applicable to Hercules Funding II, LLC. As amended, these covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $500.0 million plus 90% of the cumulative amount of equity raised after June 30, 2014. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at December 31, 2014. See Note 4 to our consolidated financial statements for more detail on the Wells Facility.

Union Bank Facility

We have a $75.0 million revolving senior secured credit facility with MUFG Union Bank, N.A. (“MUFG Union Bank”). We originally entered into the Union Bank Facility on February 10, 2010 but, following several amendments, amended and restated the Union Bank Facility on August 14, 2014. The amendment and restatement extends the maturity date of the Union Bank Facility to August 1, 2017, increases the size of the Union Bank Facility to $75.0 million from $30.0 million, and adjusts the interest rate for LIBOR borrowings under the Union Bank Facility. LIBOR-based borrowings under the Union Bank Facility will bear interest at a rate per annum equal to LIBOR plus 2.25% with no floor, whereas previously we paid a per annum interest rate on such borrowings equal to LIBOR plus 2.50% with a floor of 4.00%. Other borrowings under the Union Bank Facility, which are based on a reference rate instead of LIBOR, will continue to bear interest at a rate per annum equal to the reference rate (which is the greater of the federal funds rate plus 1.00% and a periodically announced Union Bank index rate) plus the greater of (i) 4.00% minus the reference rate and (ii) 1.00%. We continue to have the option of determining which type of borrowing to request under the Union Bank Facility. Subject to certain conditions, the amendment also removes a previous ceiling on the amount of certain unsecured indebtedness that we may incur.

MUFG Union Bank has made commitments to lend up to $75.0 million in aggregate principal amount. The Union Bank Facility contains an accordion feature, pursuant to which we may increase the size of the Union Bank Facility to an aggregate principal amount of $300.0 million by bringing in additional lenders, subject to the approval of MUFG Union Bank and other customary conditions. There can be no assurances that additional lenders will join the Union Bank Facility to increase available borrowings.

The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. For the years ended December 31, 2014 and 2013, this non-use fee was approximately $240,000 and $152,000, respectively. The amount that we may borrow under the Union Bank Facility is determined by applying an advance rate to eligible loans. The Union Bank Facility generally requires payment of monthly interest on loans based on a reference rate and at the end of a one, two, or three-month period, as applicable, for loans based on LIBOR. All outstanding principal is due upon maturity.

The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50.0% of eligible debt investments placed in the collateral pool.

We have various financial and operating covenants required by the Union Bank Facility. These covenants require, among other things, that we maintain certain financial ratios, including liquidity, asset coverage, and debt service coverage, and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $550.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after June 30, 2014. The Union Bank Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at December 31, 2014. See Note 4 to our consolidated financial statements for more detail on the Union Bank Facility.

Citibank Credit Facility

We, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility with Citigroup which expired under normal terms. During the first quarter of 2009, we paid off all principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through the Warrant Participation Agreement on the pool of debt investments and warrants collateralized under the Citibank Credit Facility. Pursuant to the Warrant Participation Agreement, we granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the Warrant Participation Agreement continue even after the Citibank Credit Facility is terminated until the Maximum Participation Limit has been reached.

During the year ended December 31, 2014, we reduced our realized gain by approximately $465,000 for Citigroup’s participation in the realized gain on sale of equity securities which were obtained from exercising portfolio company warrants which were included in the collateral pool. We recorded a decrease in participation liability and a decrease in unrealized appreciation by a net amount of approximately $270,000 primarily due to depreciation of fair value on the pool of warrants collateralized under the Warrant Participation Agreement as a result of the sale of shares in Acceleron Pharma, Inc., Merrimack Pharmaceuticals, Inc., Portola Pharmaceuticals, Inc. and Everyday Health, Inc. that were subject to the agreement. The remaining value of their participation right on unrealized gains in the related equity investments is approximately $101,000 as of December 31, 2014 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, we have paid Citigroup approximately $2.1 million under the Warrant Participation Agreement thereby reducing realized gains by this amount. We will continue to pay Citigroup under the Warrant Participation Agreement until the Maximum Participation Limit is reached or the warrants expire. Warrants subject to the Warrant Participation Agreement are set to expire between February 2016 and January 2017.

Dividends

The following table summarizes our dividends declared and paid, to be paid or reinvested on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
October 27, 2005	November 1, 2005	November 17, 2005	$0.03
December 9, 2005	January 6, 2006	January 27, 2006	0.30
April 3, 2006	April 10, 2006	May 5, 2006	0.30
July 19, 2006	July 31, 2006	August 28, 2006	0.30
October 16, 2006	November 6, 2006	December 1, 2006	0.30
February 7, 2007	February 19, 2007	March 19, 2007	0.30
May 3, 2007	May 16, 2007	June 18, 2007	0.30
August 2, 2007	August 16, 2007	September 17, 2007	0.30
November 1, 2007	November 16, 2007	December 17, 2007	0.30
February 7, 2008	February 15, 2008	March 17, 2008	0.30
May 8, 2008	May 16, 2008	June 16, 2008	0.34
August 7, 2008	August 15, 2008	September 19, 2008	0.34
November 6, 2008	November 14, 2008	December 15, 2008	0.34
February 12, 2009	February 23, 2009	March 30, 2009	0.32	*
May 7, 2009	May 15, 2009	June 15, 2009	0.30
August 6, 2009	August 14, 2009	September 14, 2009	0.30
October 15, 2009	October 20, 2009	November 23, 2009	0.30
December 16, 2009	December 24, 2009	December 30, 2009	0.04
February 11, 2010	February 19, 2010	March 19, 2010	0.20
May 3, 2010	May 12, 2010	June 18, 2010	0.20
August 2, 2010	August 12, 2010	September 17,2010	0.20
November 4, 2010	November 10, 2010	December 17, 2010	0.20
March 1, 2011	March 10, 2011	March 24, 2011	0.22
May 5, 2011	May 11, 2011	June 23, 2011	0.22
August 4, 2011	August 15, 2011	September 15, 2011	0.22
November 3, 2011	November 14, 2011	November 29, 2011	0.22
February 27, 2012	March 12, 2012	March 15, 2012	0.23
April 30, 2012	May 18, 2012	May 25, 2012	0.24
July 30, 2012	August 17, 2012	August 24, 2012	0.24
October 26, 2012	November 14, 2012	November 21, 2012	0.24
February 26, 2013	March 11, 2013	March 19, 2013	0.25
April 29, 2013	May 14, 2013	May 21, 2013	0.27
July 29, 2013	August 13, 2013	August 20, 2013	0.28
November 4, 2013	November 18, 2013	November 25, 2013	0.31
February 24, 2014	March 10, 2014	March 17, 2014	0.31
April 28, 2014	May 12, 2014	May 19, 2014	0.31
July 28, 2014	August 18, 2014	August 25, 2014	0.31
October 29, 2014	November 17, 2014	November 24, 2014	0.31
February 24, 2015	March 12, 2015	March 19, 2015	0.31

			$10.30

*	Dividend paid in cash and stock.

On February 24, 2015 the Board of Directors declared a cash dividend of $0.31 per share to be paid on March 19, 2015 to shareholders of record as of March 12, 2015. This dividend will represent our thirty-eighth consecutive dividend declaration since our initial public offering, bringing the total cumulative dividend declared to date to $10.30 per share.

Our Board of Directors maintains a variable dividend policy with the objective of distributing four quarterly distributions in an amount that approximates 90—100% of our taxable quarterly income or potential annual income for a particular year. In addition, at the end of the year, our Board of Directors may choose to pay an additional special dividend, or fifth dividend, so that we may distribute approximately all of our annual taxable income in the year it was earned, or may elect to maintain the option to spill over our excess taxable income into the coming year for future dividend payments.

Distributions in excess of our current and accumulated earnings and profits would generally be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Of the dividends declared during the years ended December 31, 2014, 2013, and 2012, 100% were distributions of ordinary income and spillover earnings. There can be no certainty to stockholders that this determination is representative of what the tax attributes of our 2015 distributions to stockholders will actually be.

Each year, we or the applicable withholding agent will mail to our U.S. stockholders a statement on Form 1099 identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution). To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders.

We operate to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income” for U.S. federal income tax purposes. Taxable income includes our taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual PIK interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest arrangements or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

As a RIC, we will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirements”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next tax year, dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

We intend to distribute approximately $16.7 million of spillover earnings from the year ended December 31, 2014 to our shareholders in 2015.

We maintain an “opt-out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends.

Critical Accounting Policies

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and revenues and expenses during the period reported. On an ongoing basis, our management evaluates its estimates and assumptions, which are based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates. Changes in our estimates and assumptions could materially impact our results of operations and financial condition.

Valuation of Portfolio Investments

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

At December 31, 2014, approximately 78.6% of our total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Our investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification topic 820 Fair Value Measurements and Disclosures (“ASC 820”). Our debt securities are primarily invested in venture capital-backed companies in technology-related industries, including technology, biotechnology, life science and energy and renewables technology. Given the nature of lending to these types of businesses, our investments in these portfolio companies are generally considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, we value substantially all of our investments at fair value as determined in good faith pursuant to a consistent valuation policy and our Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board of Directors may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

We may from time to time engage an independent valuation firm to provide us with valuation assistance with respect to certain of our portfolio investments on a quarterly basis. We intend to continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of the services rendered by an independent valuation firm is at the discretion of the Board of Directors. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with our investment committee;

(3) the Audit Committee of the Board of Directors reviews the preliminary valuation of the investments in the portfolio company as provided by the Investment Committee, which incorporates the results of the independent valuation firm as appropriate, and

(4) the Board of Directors, upon the recommendation of the Audit Committee, discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the investment committee.

ASC 820 establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also requires disclosure for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

We have categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

In accordance with ASU 2011-04, the following table provides quantitative information about our Level 3 fair value measurements of our investments as of December 31, 2014. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements.

Investment Type - Level Three Debt Investments	Fair Value at December 31, 2014	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(b)
	(in thousands)
Pharmaceuticals	$117,229	Originated Within 6 Months	Origination Yield	10.34% - 16.52%	11.76%
	237,595	Market Comparable Companies	Hypothetical Market Yield	9.75% - 17.73%	10.62%
			Premium/(Discount)	(0.50%) - 1.00%

Medical Devices	60,332	Originated Within 6 Months	Origination Yield	12.14% - 16.56%	13.69%
	60,658	Market Comparable Companies	Hypothetical Market Yield	11.64% - 22.22%	12.19%
			Premium/(Discount)	0.00% - 1.00%

	12,970	Liquidation(c)	Probability weighting of alternative outcomes	50.00%

Technology	152,645	Originated Within 6 Months	Origination Yield	10.54% - 20.02%	14.08%
	80,835	Market Comparable Companies	Hypothetical Market Yield	6.95% - 15.50%	13.01%
			Premium/(Discount)	0.00% - 0.50%

	27,159	Liquidation(c)	Probability weighting of alternative outcomes	10.00% - 90.00%

Energy Technology	4,437	Originated Within 6 Months	Origination Yield	13.85% - 21.57%	19.00%
	52,949	Market Comparable Companies	Hypothetical Market Yield	13.20% - 16.62%	15.41%
			Premium/(Discount)	0.00% - 1.50%

	1,600	Liquidation(c)	Probability weighting of alternative outcomes	100.00%

Lower Middle Market	2,962	Originated Within 6 Months	Origination Yield	14.04%	14.04%
	59,254	Market Comparable Companies	Hypothetical Market Yield	11.91% - 15.33%	13.98%
			Premium/(Discount)	0.00% - 0.50%
	4,096	Liquidation(c)	Probability weighting of alternative outcomes	45.00% - 55.00%

		Debt Investments Where Fair Value Approximates Cost
	9,318	Imminent Payoffs
	39,867	Debt Investments Maturing in Less than One Year

	$923,906	Total Level Three Debt Investments

(a)	The significant unobservable inputs used in the fair value measurement of our debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation would result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in our Consolidated Schedule of Investments are included in the industries note above as follows: Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery, and Diagnostics and Biotechnology industries in the Consolidated Schedule of Investments. Medical Devices, above, is comprised of debt investments in the Therapeutic, Surgical Devices, Medical Devices and Equipment and Biotechnology Tools industries in the Consolidated Schedule of Investments. Technology, above, is comprised of debt investments in the Software, Semiconductors, Electronics and Computer Hardware, Internet Consumer and Business Services, Information Services, Media/Content/Info and Communications and Networking industries in the Consolidated Schedule of Investments. Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Internet Consumer and Business Services, Media/Content/Info, and Healthcare Services – Other industries in the Consolidated Schedule of Investments. Energy Technology, above, aligns with the Energy Technology industry in the Consolidated Schedule of Investments.

(b)	Weighted averages are calculated based on the fair market value of each investment.

(c)	The significant unobservable input used in the fair value measurement of impaired debt securities is the probability weighting of alternative outcomes.

Investment Type - Level Three Debt Investments	Fair Value at December 31, 2013	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(c)
	(in thousands)
Pharmaceuticals	$25,811	Originated Within 6 Months	Origination Yield	12.56% - 14.53%	13.36%
	250,607	Market Comparable Companies	Hypothetical Market Yield	13.83% - 15.47%	14.13%
			Premium/(Discount)	(1.00%) - 0.00%

Medical Devices	46,900	Originated Within 6 Months	Origination Yield	13.54% - 17.37%	14.87%
	34,723	Market Comparable Companies	Hypothetical Market Yield	14.32% - 17.37%	15.23%
			Premium/(Discount)	(1.00%) - 1.00%

Technology	18,796	Originated Within 6 Months	Origination Yield	10.62% - 15.97%	14.26%
	98,290	Market Comparable Companies	Hypothetical Market Yield	14.72% - 21.08%	15.48%
			Premium/(Discount)	0.00% - 1.00%
	1,643	Liquidation	Probability weighting of alternative outcomes	30.00% - 70.00%

Energy Technology	32,597	Originated Within 6 Months	Origination Yield	14.68% - 15.87%	15.17%
	108,238	Market Comparable Companies	Hypothetical Market Yield	15.37%	15.37%
			Premium/(Discount)	(0.50%) - 1.50%

Lower Middle Market	121,347	Market Comparable Companies	Hypothetical Market Yield	14.83% - 19.73%	16.12%
			Premium/(Discount)	0.00% - 1.00%
	31,818	Broker Quote (b)	Price Quotes	99.50% - 100.25% of par
			Par Value	$2.0 - $22.5 million
	12,576	Liquidation	Probability weighting of alternative outcomes	20.00% - 80.00%
		Debt Investments Where Fair Value Approximates Amortized Cost
	15,906	Imminent Payoffs
	22,236	Debt Investments Maturing in Less than One Year
	500	Convertible Debt at Par

	$821,988	Total Level Three Debt Investments

(a)	The significant unobservable inputs used in the fair value measurement of our debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation would result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in our Consolidated Schedule of Investments are included in the industries note above as follows: Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery, and Diagnostics and Biotechnology industries in the Consolidated Schedule of Investments. Medical Devices, above, is comprised of debt investments in the Therapeutic, Surgical Devices, Medical Devices and Equipment and Biotechnology Tools industries in the Consolidated Schedule of Investments. Technology, above, is comprised of debt investments in the Software, Semiconductors, Electronics and Computer Hardware, Internet Consumer and Business Services, Information Services, Media/Content/Info and Communications and Networking industries in the Consolidated Schedule of Investments. Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Software, Electronics and Computer Hardware, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Consolidated Schedule of Investments. Energy Technology, above, aligns with the Energy Technology industry in the Consolidated Schedule of Investments.

(b)	A broker quote valuation technique was used to derive the fair value of loans which are part of a syndicated facility.

(c)	Weighted averages are calculated based on the fair market value of each investment.

Investment Type - Level Three Equity and Warrant Investments	Fair Value at December 31, 2014	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(e)
	(in thousands)
Equity Investments	$12,249	Market Comparable Companies	EBITDA Multiple (b)	5.2x - 23.4x	8.5x
			Revenue Multiple (b)	0.9x - 3.6x	2.6x
			Discount for Lack of Marketability (c)	5.67% - 35.45%	15.95%
			Average Industry Volatility (d)	48.10% - 95.18%	62.78%
			Risk-Free Interest Rate	0.22% - 0.83%	0.24%
			Estimated Time to Exit (in months)	10 - 28	11
	46,686	Market Adjusted OPM Backsolve	Average Industry Volatility (d)	38.95% - 84.30%	55.04%
			Risk-Free Interest Rate	0.10% - 1.32%	0.24%
			Estimated Time to Exit (in months)	6 - 43	10
Warrant Investments	9,725	Market Comparable Companies	EBITDA Multiple (b)	0.0x - 98.9x	16.6x
			Revenue Multiple (b)	0.3x - 15.7x	4.3x
			Discount for Lack of Marketability ©	12.12% - 35.50%	22.14%
			Average Industry Volatility (d)	37.70% - 108.86%	67.23%
			Risk-Free Interest Rate	0.22% - 1.34%	0.75%
			Estimated Time to Exit (in months)	10 - 47	27
	12,198	Market Adjusted OPM Backsolve	Average Industry Volatility (d)	32.85% - 99.81%	67.58%
			Risk-Free Interest Rate	0.21% - 2.95%	0.87%
			Estimated Time to Exit (in months)	10 - 48	28

Total Level Three Warrant and Equity Investments	$80,858

(a)	The significant unobservable inputs used in the fair value measurement of the our warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.

(b)	Represents amounts used when we have determined that market participants would use such multiples when pricing the investments.

(c)	Represents amounts used when we have determined market participants would take into account these discounts when pricing the investments.

(d)	Represents the range of average industry volatility used by market participants when pricing the investment.

(e)	Weighted averages are calculated based on the fair market value of each investment.

Investment Type - Level Three Equity and Warrant Investments	Fair Value at December 31, 2013	Valuation Techniques/ Methodologies	Unobservable Input (a)	Range
(in thousands)
Equity Investments	$10,244	Market Comparable Companies	EBITDA Multiple (b)	8.6x - 17.7x
			Revenue Multiple (b)	0.7x - 13.8x
			Discount for Lack of Marketability (c)	9.1% - 23.6%
			Average Industry Volatility (d)	43.4% - 110.7%
			Risk-Free Interest Rate	0.1% - 0.4%
			Estimated Time to Exit (in months)	6 - 30
	9,289	Market Adjusted OPM Backsolve	Average Industry Volatility (d)	45.6% - 109.7%
			Risk-Free Interest Rate	0.1% - 0.9%
			Estimated Time to Exit (in months)	6 - 42
	18,127	Other	Average Industry Volatility (d)	44.0%
			Risk-Free Interest Rate	0.1%
			Estimated Time to Exit (in months)	12
Warrant Investments	10,200	Market Comparable Companies	EBITDA Multiple (b)	5.0x - 51.4x
			Revenue Multiple (b)	0.5x - 13.8x
			Discount for Lack of Marketability (c)	6.4% - 36.0%
			Average Industry Volatility (d)	21.3% - 110.7%
			Risk-Free Interest Rate	0.1% - 1.0%
			Estimated Time to Exit (in months)	6 - 48
	8,913	Market Adjusted OPM Backsolve	Average Industry Volatility (d)	35.7% - 109.9%
			Risk-Free Interest Rate	0.1% - 2.7%
			Estimated Time to Exit (in months)	3 - 48
	9,595	Other	Average Industry Volatility (d)	44.0% - 56.9%
			Risk-Free Interest Rate	0.1% - 1.0%
			Estimated Time to Exit (in months)	12 - 48

Total Level Three Warrant and Equity Investments	$66,368

(a)	The significant unobservable inputs used in the fair value measurement of our warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.

(b)	Represents amounts used when we have determined that market participants would use such multiples when pricing the investments.

(c)	Represents amounts used when we have determined market participants would take into account these discounts when pricing the investments.

(d)	Represents the range of industry volatility used by market participants when pricing the investment.

Debt Investments

We follow the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. Our debt securities are primarily invested in venture capital-backed companies in technology-related industries, including technology, biotechnology, life science and energy and renewables technology at all stages of development. Given the nature of lending to these types of businesses, our investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for debt instruments for these investment securities to be traded or exchanged.

In making a good faith determination of the value of our investments, we generally start with the cost basis of the investment, which includes the value attributed to the OID, if any, and PIK interest or other receivables which have been accrued to principal as earned. We then apply the valuation methods as set forth below.

We apply a procedure for debt investments that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. We determine the yield at inception for each debt investment. We then use senior secured, leveraged loan yields provided by third party providers to determine the change in market yields between inception of the debt security and the measurement date. Industry specific indices are used to benchmark/assess market based movements. Under this process, we also evaluate the collateral for recoverability of the debt investments as well as apply all of its historical fair value analysis.

We consider each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a credit adjusted hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

Our process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yields and interest rate spreads of similar securities as of the measurement date. We value our syndicated debt investments, using broker quotes and bond indices amongst other factors. If there is a significant deterioration of the credit quality of a debt investment, we may consider other factors than those a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

We record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a debt investment is doubtful or, if under the in-exchange premise, when the value of a debt security is less than the amortized cost of the investment. Conversely, where appropriate, we record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, that our investment has also appreciated in value or, if under the in-exchange premise, the value of a debt security is greater than amortized cost.

When originating a debt instrument, we generally receive warrants or other equity-related securities from the borrower. We determine the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the debt investment from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We have a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

We estimate the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate our valuation of the warrant and equity related securities. We periodically review the valuation of our portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Income Recognition

We record interest income on the accrual basis and we recognize it as earned in accordance with the contractual terms of the loan agreement, to the extent that such amounts are expected to be collected. Original

Issue Discount (“OID”) initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect the portfolio company to be able to service its debt and other obligations, we will generally place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. Any uncollected interest related to prior periods is reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, we may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection. At December 31, 2014, we had four debt investments on non-accrual with a cumulative investment cost and fair value of approximately $28.9 million and $10.6 million, respectively, compared to two debt investments on non-accrual at December 31, 2013 with a cumulative investment cost and fair value of approximately $23.3 million and $12.6 million, respectively.

Paid-In-Kind and End of Term Income

Contractual PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We will generally cease accruing PIK interest if there is insufficient value to support the accrual or we do not expect the portfolio company to be able to pay all principal and interest due. In addition, we may also be entitled to an end-of-term payment that we amortize into income over the life of the loan. To maintain our status as a RIC, PIK and end-of-term income must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. We recorded approximately $3.3 million and $3.5 million in PIK income during the years ended December 31, 2014 and 2013, respectively.

Fee Income.

Fee income, generally collected in advance, includes loan commitment and facility fees for due diligence and deal structuring, as well as fees for transaction services and management services rendered by us to portfolio companies and other third parties. Loan and commitment fees are amortized into income over the contractual life of the loan. Management fees are generally recognized as income when the services are rendered. Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees.

We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Certain fees may still be recognized as one-time fees, including prepayment penalties, fees related to select covenant default waiver fees and acceleration of previously deferred loan fees and original issue discount (OID) related to early loan pay-off or material modification of the specific debt outstanding.

Equity Offering Expenses

Our offering costs are charged against the proceeds from equity offerings when received.

Debt Issuance Costs

Debt issuance costs are fees and other direct incremental costs incurred by us in obtaining debt financing. Debt issuance costs are recognized as prepaid expenses and amortized over the life of the related debt instrument using the effective yield method as applicable, or the straight line method, which closely approximates the effective yield method. These expenses are accelerated for the proportionate amount of unamortized debt issuance costs and fees in cases where debt is extinguished early.

Stock Based Compensation

We have issued and may, from time to time, issue additional stock options and restricted stock to employees under our 2004 Equity Incentive Plan and Board members under our 2006 Equity Incentive Plan. We follow ASC 718, formally known as FAS 123R “Share-Based Payments” to account for stock based compensation for stock options and restricted stock granted. Under ASC 718, compensation expense associated with stock based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date may require judgment, including estimating stock price volatility, forfeiture rate and expected option life.

Income Taxes

We operate to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash.

Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual PIK interest arrangements, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest arrangements or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirements”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next tax year, dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

We intend to distribute approximately $16.7 million of spillover earnings from the year ended December 31, 2014 to our shareholders in 2015. We distributed approximately $3.8 million of spillover earnings from the year ended December 31, 2013 to our shareholders in 2014.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, “Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act is automatically an investment company under the new GAAP definition, so we have concluded that there is no impact from adopting this standard on our statement of assets and liabilities or results of operations. We have adopted this standard for our fiscal year ending December 31, 2014.

Subsequent Events

Dividend Declaration

On February 24, 2015 the Board of Directors declared a cash dividend of $0.31 per share to be paid on March 19, 2015 to shareholders of record as of March 12, 2015.This dividend would represent our thirty-eighth consecutive dividend declaration since our initial public offering, bringing the total cumulative dividend declared to date to $10.30 per share

Convertible Senior Notes

In April 2011, we issued $75.0 million in aggregate principal amount of 6.00% convertible senior notes, or the Convertible Senior Notes, due 2016. As of December 31, 2014, the carrying value of the Convertible Senior Notes, comprised of the aggregate principal amount outstanding less the remaining unaccreted discount initially recorded upon issuance of the Convertible Senior Notes, is approximately $17.3 million.

The Convertible Senior Notes are convertible into shares of our common stock beginning October 15, 2015, or, under certain circumstances, earlier. Upon conversion of the Convertible Senior Notes, we have the choice to pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock. The current conversion price of the Convertible Senior Notes is approximately $11.36 per share of common stock, in each case subject to adjustment in certain circumstances. Upon meeting the stock trading price conversion requirement during the three months ended December 31, 2014, the Convertible Senior Notes continue to be convertible through March 31, 2015.

Subsequent to December 31, 2014 and as of February 26, 2015, approximately $32,000 of the Convertible Senior Notes were converted and were settled with a combination of cash equal to the outstanding principal amount of the converted notes and approximately 613 shares of our common stock in January 2015.

April 2019 Notes – Redemption

On February 24, 2015, the Board of Directors approved a redemption of $20.0 million of the $84.5 million in issued and outstanding aggregate principal amount of April 2019 Notes, and notice for such redemption has been provided. We currently intend to make additional redemptions on the April 2019 Notes throughout the 2015 calendar year, depending on our anticipated cash needs. We will provide notice for and complete all redemptions in compliance with the terms of the Base Indenture, as supplemented by the First Supplemental Indenture.

2017 Asset-Backed Notes – Contractual Amortization

In February 2015, changes in the payment schedule of obligors in the 2017 Asset-Backed Notes collateral pool triggered a Rapid Amortization Event in accordance with the sale and servicing agreement for the 2017

Asset-Backed Notes. Due to this Event, the 2017 Asset-Backed Notes are expected to fully amortize within the first half of 2015.

Share Repurchase Program

On February 24, 2015, our Board of Directors approved a $50.0 million open market share repurchase program. We may repurchase shares of our common stock in the open market, including block purchases, at prices that may be above or below the net asset value as reported in our then most recently published financial statements.

We anticipate that the manner, timing, and amount of any share purchases will be determined by our management based upon the evaluation of market conditions, stock price, and additional factors in accordance with regulatory requirements. As a 1940 Act reporting company, we are required to notify shareholders program when such a program is initiated or implemented. The repurchase program does not require us to acquire any specific number of shares and may be extended, modified, or discontinued at any time.

Closed and Pending Commitments

As of February 26, 2015, we have:

a.	Closed commitments of approximately $150.8 million to new and existing portfolio companies.

b.	Pending commitments (signed non-binding term sheets) of approximately $36.0 million.

The table below summarizes our year-to-date closed and pending commitments as follows:

Closed Commitments and Pending Commitments (in millions)
Q1-15 Closed Commitments (as of February 26, 2015)(a)	$150.8
Pending Commitments (as of February 26, 2015)(b)	$36.0

Year to date 2015 Closed and Pending Commitments	$186.8

Notes:

a.	Closed Commitments may include renewals of existing credit facilities. Not all Closed Commitments result in future cash requirements. Commitments generally fund over the two succeeding quarters from close.

b.	Not all pending commitments (signed non-binding term sheets) are expected to close and do not necessarily represent any future cash requirements.

Portfolio Company Developments

As of February 26, 2015, we held warrants or equity positions in six companies that have filed registration statements on Form S-1 with the SEC in contemplation of potential initial public offerings, including Good Technology Corp., ViewRay, Inc. and four companies which filed confidentially under the JOBS Act. There can be no assurance that these companies will complete their initial public offerings in a timely manner or at all. In addition, subsequent to December 31, 2014 the following current and former portfolio companies completed initial public offerings or were acquired:

1.	In January 2015, our portfolio company Box, Inc. completed its initial public offering of 12,500,000 shares of its common stock at $14.00 per share. The shares held we hold in Box, Inc. are subject to certain restrictions that govern the timing of our divestment and may thus impact our ultimate gain or (loss). In the case of Box, Inc., we are subject to a customary IPO lockup period and are obligated not to sell the shares of common stock that we own for six months from the date of the initial public offering. The potential gain depends on the price of the shares when we exit the investment.

2.	In January 2015, our portfolio company Zosano Pharma, Inc. completed its initial public offering of 4,500,000 shares of its common stock at $11.00 per share.

3.	In February 2015, our portfolio company Inotek Pharmaceuticals, Inc. completed its initial public offering of 6,667,000 shares of its common stock at a price to the public of $6.00 per share.

4.	In February 2015, Zillow, Inc. completed its acquisition of our former portfolio company Trulia, Inc. for $2.5 billion in a stock-for-stock transaction and formed Zillow Group, Inc. The Company no longer holds investments in the portfolio company.

Quantitative and Qualitative Disclosure About Market Risk

We are subject to financial market risks, including changes in interest rates. Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in interest rates may affect both our cost of funding and our interest income from portfolio investments, cash and cash equivalents and idle funds investments. Our investment income will be affected by changes in various interest rates, including LIBOR and Prime rates, to the extent our debt investments include variable interest rates. As of December 31, 2014, approximately 98.2% of the loans in our portfolio had variable rates based on floating Prime or LIBOR rates with a floor. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.

Based on our Consolidated Statement of Assets and Liabilities as of December 31, 2014, the following table shows the approximate annualized increase (decrease) in components of net assets resulting from operations of hypothetical base rate changes in interest rates, assuming no changes in our investments and borrowings.

(in thousands) Basis Point Change(1)	Interest Income	Interest Expense	Net Income
100	$8,365	$—	$8,365
200	$16,213	$—	$16,213
300	$27,470	$—	$27,470
400	$38,241	$—	$38,241
500	$48,957	$—	$48,957

(1)	A decline in interest rates would not have a material impact on our Consolidated Financial Statements.

We do not currently engage in any hedging activities. However, we may, in the future, hedge against interest rate fluctuations by using standard hedging instruments such as futures, options, and forward contracts. While hedging activities may insulate us against changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our borrowed funds and higher interest rates with respect to our portfolio of investments. During the year ended December 31, 2014, we did not engage in interest rate hedging activities.

Although we believe that the foregoing analysis is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in the credit market, credit quality, size and composition of the assets in our portfolio. It also does not adjust for other business developments, including borrowings under our Credit Facilities, SBA debentures, Convertible Senior Notes, 2019 Notes, 2024 Notes, 2017 Asset-Backed Notes and 2021 Asset-Backed Notes that could affect the net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the statement above.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by variable rate assets in our investment portfolio.

For additional information regarding the interest rate associated with each of our Credit Facilities, SBA debentures, Convertible Senior Notes, 2019 Notes, 2024 Notes, 2017 Asset-Backed Notes and 2021 Asset-Backed Notes please refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Outstanding Borrowings.”

Disclosure Controls and Procedures

Our chief executive and chief financial officers, under the supervision and with the participation of our management, conducted an evaluation of our disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934. Our chief executive and chief financial officers have concluded that our disclosure controls and procedures were effective to ensure that information required to be disclosed by us in reports that we file or submit under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in SEC rules and forms, and that information required to be disclosed by us in the reports that we file or submit under the Securities Exchange Act of 1934 is accumulated and communicated to our management, including our chief executive and chief financial officers, as appropriate to allow timely decisions regarding required disclosure.

Internal Control Over Financial Reporting

Management’s Annual Report on Internal Control Over Financial Reporting

The Company is responsible for establishing and maintaining adequate internal control over financial reporting and for the assessment of the effectiveness of internal control over financial reporting. As defined by the SEC, internal control over financial reporting is a process designed under the supervision of the Company’s principal executive and principal financial and accounting officer, approved and monitored by the Company’s Board of Directors, and implemented by management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with U.S. generally accepted accounting principles.

The Company’s internal control over financial reporting is supported by written policies and procedures, that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the Company’s assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of the Company’s management and directors; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management of the Company conducted an assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2014 based on criteria established in Internal Control— Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“the COSO Framework”). Based on this assessment, management has concluded that the Company’s internal control over financial reporting was effective as of December 31, 2014.

Attestation Report of the Independent Registered Public Accounting Firm

The effectiveness of the Company’s internal control over financial reporting as of December 31, 2014 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm who also audited the Company’s consolidated financial statements, as stated in their report, which is included in this prospectus.

Changes in Internal Control Over Financial Reporting in 2014

There have been no changes in our internal control over financing reporting, as defined in Rules 13a-15(f) and 15d-15(f) of the Securities Exchange Act of 1934, that occurred during the Company’s most recently completed fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

BUSINESS

We are a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related industries, including technology, biotechnology, life science, and energy and renewables technology at all stages of development. We source our investments through our principal office located in Palo Alto, CA, as well as through our additional offices in Boston, MA, New York, NY, and McLean, VA.

Our goal is to be the leading structured debt financing provider for venture capital-backed companies in technology-related industries requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related industries including technology, biotechnology, life science, and energy and renewables technology and to offer a full suite of growth capital products. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We invest primarily in private companies but also have investments in public companies.

We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments typically are secured by some or all of the assets of the portfolio company.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital-backed companies in technology-related industries with attractive current yields and the potential for equity appreciation and realized gains. Our equity ownership in our portfolio companies may exceed 25% of the voting securities of such companies, which represents a controlling interest under the 1940 Act. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital-backed companies in technology-related industries is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

We also make investments in qualifying small businesses through our two wholly-owned small business investment companies, or SBICs. Our SBIC subsidiaries, Hercules Technology II, L.P., or HT II, and Hercules Technology III, L.P., or HT III, hold approximately $150.5 million and $314.8 million in assets, respectively, and accounted for approximately 9.1% and 19.1% of our total assets, respectively, prior to consolidation at December 31, 2014. As of December 31, 2014, the maximum statutory limit on the dollar amount of combined outstanding Small Business Administration, or SBA, guaranteed debentures is $225.0 million, subject to periodic adjustments by the SBA. At December 31, 2014, we have issued $190.2 million in SBA-guaranteed debentures in our SBIC subsidiaries. See “Regulation—Small Business Administration Regulations” in this prospectus for additional information regarding our SBIC subsidiaries.

We regularly engage in discussions with third parties with respect to various potential transactions. We may acquire an investment or a portfolio of investments or an entire company or sell a portion of our portfolio on an opportunistic basis. We, our subsidiaries or our affiliates may also agree to manage certain other funds that invest in debt, equity or provide other financing or services to companies in a variety of industries for which we may earn management or other fees for our services. We may also invest in the equity of these funds, along with other third parties, from which we would seek to earn a return and/or future incentive allocations. Some of these transactions could be material to our business. Consummation of any such transaction will be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors and required regulatory or third party consents and, in certain cases, the approval of our stockholders. Accordingly, there can be no assurance that any such transaction would be consummated. Any of these transactions or funds may require significant management resources either during the transaction phase or on an ongoing basis depending on the terms of the transaction.

Corporate History and Offices

We are a Maryland corporation formed in December 2003 that began investment operations in September 2004. We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. A business development company also must meet a coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) except for debentures issued by the SBA and any preferred stock we may issue in the future, of at least 200% subsequent to each borrowing or issuance of senior securities. See “Regulation.”

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments primarily in technology-related companies at various stages of their development. Consistent with regulatory requirements, we invest primarily in United States based companies and, to a lesser extent, in foreign companies.

We focus our investments in companies active in the technology industry sub-sectors characterized by products or services that require advanced technologies, including, but not limited to, computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, internet consumer and business services, telecommunications, telecommunications equipment, renewable or alternative energy, media and life science. Within the life science sub-sector, we generally focus on medical devices, bio-pharmaceutical, drug discovery, drug delivery, health care services and information systems companies. Within the energy technology sub-sector, we focus on sustainable and renewable energy technologies and energy efficiency and monitoring technologies. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our assets in such businesses

Effective January 1, 2006, we elected to be treated for tax purposes as a RIC under the Code. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders. However, our qualification and election to be treated as a RIC requires that we comply with provisions contained in the Code. For example, as a RIC we must receive 90% or more of our income from qualified earnings, typically referred to as “good income,” as well as satisfy asset diversification and income distribution requirements. As an investment company, we follow accounting and reporting guidance as set forth in Accounting Standards Codification (“ASC”) 946.

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and our telephone number is (650) 289-3060. We also have offices in Boston, MA, New York, NY and McLean, VA. We maintain a website on the Internet at www.htgc.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the Securities and Exchange Commission, or SEC, under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology- related companies for the following reasons:

•	Technology-related companies have generally been underserved by traditional lending sources;

•	Unfulfilled demand exists for structured debt financing to technology-related companies as the number of lenders has declined due to the recent financial market turmoil; and

•	Structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds.

Technology-Related Companies are Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with these companies effectively.

The unique cash flow characteristics of many technology-related companies, which typically include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of these companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders are generally refraining from entering the structured debt financing marketplace, instead preferring the risk-reward profile of asset based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity.

We believe that demand for structured debt financing is currently underserved. The venture capital market for the technology-related companies in which we invest has been active and is continuing to show signs of increased investment activity. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants product provides access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe technology-related companies at all stages of development target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have reached a more mature stage prior to reaching a liquidity event, we believe our investments could provide the debt capital needed to grow or recapitalize during the extended period prior to liquidity events.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies. Our investment professionals have, on average, more than 15 years of experience as equity investors in, and/or lenders to, technology-related companies. In addition, our team members have originated structured debt, debt with warrants and equity investments in over 313 technology-related companies, representing over $4.9 billion in commitments from inception to December 31, 2014, and have developed a network of industry contacts with investors and other participants within the venture capital and private equity communities. In addition, members of our management team also have operational, research and development and finance experience with technology-related companies. We have established contacts with leading venture capital and private equity fund sponsors, public and private companies, research institutions and other industry participants, which should enable us to identify and attract well-positioned prospective portfolio companies.

We concentrate our investing activities generally in industries in which our investment professionals have investment experience. We believe that our focus on financing technology-related companies will enable us to leverage our expertise in structuring prospective investments, to assess the value of both tangible and intangible assets, to evaluate the business prospects and operating characteristics of technology-related companies and to identify and originate potentially attractive investments with these types of companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk-adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from equity-related securities. We seek to mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities, security interests in the assets of our portfolio companies, and on select investment covenants requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment.

Historically our structured debt investments to technology-related companies typically include warrants or other equity interests. In addition, in some cases, we receive the right to make additional equity investments in our portfolio companies, including the right to convert some portion of our debt into equity, in connection with future equity financing rounds. We believe these equity interests will create the potential for meaningful long-term capital gains in connection with the future liquidity events of these technology-related companies.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies. Unlike many of our competitors that only invest in companies that fit a specific set of investment parameters, we have the flexibility to structure our investments to suit the particular needs of our portfolio companies. We offer customized financing solutions ranging from senior debt to equity capital, with a focus on structured debt with warrants.

We use our relationships in the financial sponsor community to originate investment opportunities. Because venture capital and private equity funds typically invest solely in the equity securities of their portfolio companies, we believe that our debt investments will be viewed as an attractive and complimentary source of capital, both by the portfolio company and by the portfolio company’s financial sponsor. In addition, we believe that many venture capital and private equity fund sponsors encourage their portfolio companies to use debt financing for a portion of their capital needs as a means of potentially enhancing equity returns, minimizing equity dilution and increasing valuations prior to a subsequent equity financing round or a liquidity event.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, including select publicly listed companies and select special opportunity lower middle market companies that require additional capital to fund acquisitions, recapitalizations and refinancings and established-stage companies. We believe that this provides us with a broader range of potential investment opportunities than those available to many of our competitors, who generally focus their investments on a particular stage in a company’s development. Because of the flexible structure of our investments and the extensive experience of our investment professionals, we believe we are well positioned to take advantage of these investment opportunities at all stages of prospective portfolio companies’ development.

Benefit from Our Efficient Organizational Structure. We believe that our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds. We are not subject to requirements to return invested capital to investors nor do we have a finite investment horizon. Capital providers that are subject to such limitations are often required to seek a liquidity event more quickly than they otherwise might, which can result in a lower overall return on an investment.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive SQL database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of December 31, 2014, our proprietary SQL-based database system included approximately 42,000 technology-related companies and approximately 9,100 venture capital firms, private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows us to maintain, cultivate and grow our industry relationships while providing us with comprehensive details on companies in the technology-related industries and their financial sponsors.

Our Investments and Operations

We principally invest in debt securities and, to a lesser extent, equity securities, with a particular emphasis on structured debt with warrants.

We generally seek to invest in companies that have been operating for at least six to 12 months prior to the date of our investment. We anticipate that such entities may, at the time of investment, be generating revenues or will have a business plan that anticipates generation of revenues within 24 to 48 months. Further, we anticipate that on the date of our investment we will generally obtain a lien on available assets, which may or may not include intellectual property, and these companies will have sufficient cash on their balance sheet to operate as well as potentially amortize their debt for at least three to nine months following our investment. We generally require that a prospective portfolio company, in addition to having sufficient capital to support leverage, demonstrate an operating plan capable of generating cash flows or raising the additional capital necessary to cover its operating expenses and service its debt, for an additional six to 12 months subject to market conditions.

We expect that our investments will generally range from $1.0 million to $40.0 million. We typically structure our debt securities to provide for amortization of principal over the life of the loan, but may include a period of interest-only payments. Our loans will be collateralized by a security interest in the borrower’s assets, although we may not have the first claim on these assets and the assets may not include intellectual property. Our debt investments carry fixed or variable contractual interest rates which generally ranged from the prevailing U.S. prime rate, or Prime or the LIBOR rate to approximately 14% as of December 31, 2014. As of December 31, 2014, 98.2% of our loans were at floating rates or floating rates with a floor and 1.8% of the loans were at fixed rates.

In addition to the cash yields received on our loans, in some instances, our loans generally include one or more of the following: end-of-term payments, exit fees, balloon payment fees, commitment fees, success fees or prepayment fees. In some cases our loans also include PIK interest arrangements. The increases in loan balances as a result of contractual PIK arrangements are included in income for the period in which such PIK interest was accrued, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income for tax purposes certain other amounts prior to receiving the related cash.

In addition, the majority of our investments in the structured debt of venture capital-backed companies generally have equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for potential capital appreciation. The warrants typically will be immediately exercisable upon issuance and generally will remain exercisable for the lesser of five to ten years or three to five years after completion of an initial public offering. The exercise prices for the warrants varies from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we receive warrants. We may structure warrants to provide minority rights provisions or on a very select basis put rights upon the occurrence of certain events. We generally target a total annualized return (including interest, fees and value of warrants) of 12% to 25% for our debt investments.

Typically, our structured debt and equity investments take one of the following forms:

•

Structured Debt with Warrants. We seek to invest a majority of our assets in structured debt with warrants of prospective portfolio companies. Traditional structured debt financing is a layer of high-coupon financing between debt and equity that most commonly takes the form of subordinated debt coupled with warrants, combining the cash flow and risk characteristics of both senior debt and equity. However, our investments in structured debt with warrants may be the only debt capital on the balance sheet of our portfolio companies, and in many cases we have a first priority security interest in all of our portfolio company’s assets, or in certain investments we may have a negative pledge on intellectual property. Our structured debt with warrants typically have maturities of between two and seven years, and they may provide for full amortization after an interest only period. Our structured debt with warrants generally carry a contractual interest rate between the prevailing U.S. prime rate, or Prime or the LIBOR rate and approximately 14% and may include an additional end-of-term payment or contractual PIK interest arrangements. In most cases we collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may prohibit a company from pledging or otherwise encumbering their intellectual property. We may structure our structured debt with warrants with restrictive affirmative and negative covenants, default penalties, prepayment penalties, lien protection, equity calls, change-in-control provisions or board observation rights.

•	Senior Debt. We seek to invest a limited portion of our assets in senior debt. Senior debt may be collateralized by accounts receivable and/or inventory financing of prospective portfolio companies.

Senior debt has a senior position with respect to a borrower’s scheduled interest and principal payments and holds a first priority security interest in the assets pledged as collateral. Senior debt also may impose covenants on a borrower with regard to cash flows and changes in capital structure, among other items. We generally collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may obtain a negative pledge covering a company’s intellectual property. Our senior loans, in certain instances, may be tied to the financing of specific assets. In connection with a senior debt investment, we may also provide the borrower with a working capital line-of-credit that will carry an interest rate ranging from Prime or LIBOR plus a spread with a floor, generally maturing in one to three years, and will be secured by accounts receivable and/or inventory.

•

Equipment Loans. We intend to invest a limited portion of our assets in equipment-based loans to early-stage prospective portfolio companies. Equipment-based loans are secured by a first priority security interest in only the specific assets financed. These loans are generally for amounts up to $3.0 million but may be up to $15.0 million for certain energy technology venture investments, carry a contractual interest rate between Prime and Prime plus 9.0%, and have an average term between three and four years. Equipment loans may also include end of term payments.

•

Equity-Related Securities. The equity-related securities we hold consist primarily of warrants or other equity interests generally obtained in connection with our structured debt investments. In addition to the warrants received as a part of a structured debt financing, we typically receive the right to make equity investments in a portfolio company in connection with that company’s next round of equity financing. We may also on certain debt investments have the right to convert a portion of the debt investment into equity. These rights will provide us with the opportunity to further enhance our returns over time through opportunistic equity investments in our portfolio companies. These equity-related investments are typically in the form of preferred or common equity and may be structured with a dividend yield, providing us with a current return, and with customary anti-dilution protection and preemptive rights. We may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to buy back the equity-related securities we hold. We may also make stand-alone direct equity investments into portfolio companies in which we may not have any debt investment in the company. As of December 31, 2014, we held equity related securities in 143 portfolio companies.

A comparison of the typical features of our various investment alternatives is set forth in the chart below.

	Structured debt with warrants	Senior Debt	Equipment Loans	Equity related Securities
Typical Structure	Term debt with warrants	Term or revolving debt	Term debt with warrants	Preferred stock or common stock
Investment Horizon	Long-term, ranging from 2 to 7 years, with an average of 3 years	Usually under 3 years	Ranging from 3 to 4 years	Ranging from 3 to 7 years
Ranking/Security	Senior secured, either first out or last out, or second lien	Senior/First lien	Secured only by underlying equipment	None/unsecured
Covenants	Less restrictive; Mostly financial	Generally borrowing base and financial	None	None
Risk Tolerance	Medium/High	Low	High	High

	Structured debt with warrants	Senior Debt	Equipment Loans	Equity related Securities
Coupon/Dividend	Cash pay—fixed and floating rate; PIK in limited cases	Cash pay—floating or fixed rate	Cash pay-floating or fixed rate and may include PIK	Generally none
Customization or Flexibility	More flexible	Little to none	Little to none	Flexible
Equity Dilution	Low to medium	None to low	Low	High

Investment Criteria

We have identified several criteria, among others, that we believe are important in achieving our investment objective with respect to prospective portfolio companies. These criteria, while not inclusive, provide general guidelines for our investment decisions.

Portfolio Composition. While we generally focus our investments in venture capital-backed companies in technology-related industries, we seek to diversify across various financial sponsors as well as across various stages of companies’ development and various technology industry sub-sectors and geographies. As of December 31, 2014, approximately 60.7% of the fair value of our portfolio was composed of investments in four industries: 26.2% was composed of investments in the drug discovery and development industry, 13.5% was composed of investments in the medical devices and equipment industry, 12.3% was composed of investments in the software industry and 8.7% was composed of investments in the drug delivery industry.

Continuing Support from One or More Financial Sponsors. We generally invest in companies in which one or more established financial sponsors have previously invested and continue to make a contribution to the management of the business. We believe that having established financial sponsors with meaningful commitments to the business is a key characteristic of a prospective portfolio company. In addition, we look for representatives of one or more financial sponsors to maintain seats on the Board of Directors of a prospective portfolio company as an indication of such commitment.

Company Stage of Development. While we invest in companies at various stages of development, we generally require that prospective portfolio companies be beyond the seed stage of development and generally have received or anticipate having commitments for their first institutional round of equity financing for early stage companies. We expect a prospective portfolio company to demonstrate progress in its product development or demonstrate a path towards revenue generation or increase its revenues and operating cash flow over time. The anticipated growth rate of a prospective portfolio company is a key factor in determining the value that we ascribe to any warrants or other equity securities that we may acquire in connection with an investment in debt securities.

Operating Plan. We generally require that a prospective portfolio company, in addition to having potential access to capital to support leverage, demonstrate an operating plan capable of generating cash flows or the ability to potentially raise the additional capital necessary to cover its operating expenses and service its debt for a specific period. Specifically, we require that a prospective portfolio company demonstrate at the time of our proposed investment that it has cash on its balance sheet, or is in the process of completing a financing so that it will have cash on its balance sheet, sufficient to support its operations for a minimum of six to 12 months.

Security Interest. In many instances we seek a first priority security interest in all of the portfolio companies’ tangible and intangible assets as collateral for our debt investment, subject in some cases to permitted exceptions. In other cases we may obtain a negative pledge prohibiting a company from pledging or otherwise encumbering their intellectual property. Although we do not intend to operate as an asset-based lender, the estimated liquidation value of the assets, if any, collateralizing the debt securities that we hold is an important factor in our credit analysis and subject to assumptions that may change over the life of the investment especially when attempting to estimate the value of intellectual property. We generally evaluate both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, customer lists, networks and databases.

Covenants. Our investments may include one or more of the following covenants: cross-default, or material adverse change provisions, require the portfolio company to provide periodic financial reports and operating metrics and will typically limit the portfolio company’s ability to incur additional debt, sell assets, dividend recapture, engage in transactions with affiliates and consummate an extraordinary transaction, such as a merger or recapitalization without our consent. In addition, we may require other performance or financial based covenants, as we deem appropriate.

Exit Strategy. Prior to making a debt investment that is accompanied by an equity-related security in a prospective portfolio company, we analyze the potential for that company to increase the liquidity of its equity through a future event that would enable us to realize appreciation in the value of our equity interest. Liquidity events may include an initial public offering, a private sale of our equity interest to a third party, a merger or an acquisition of the company or a purchase of our equity position by the company or one of its stockholders.

Investment Process

We have organized our management team around the four key elements of our investment process:

•	Origination;

•	Underwriting;

•	Documentation; and

•	Loan and Compliance Administration.

Our investment process is summarized in the following chart:

Origination

The origination process for our investments includes sourcing, screening, preliminary due diligence and deal structuring and negotiation, all leading to an executed non-binding term sheet. As of December 31, 2014, our investment origination team, which consists of approximately 39 investment professionals, is headed by our Chief Investment Officer and our Chief Executive Officer. The origination team is responsible for sourcing potential investment opportunities and members of the investment origination team use their extensive relationships with various leading financial sponsors, management contacts within technology-related companies, trade sources, technology conferences and various publications to source prospective portfolio companies. Our investment origination team is divided into special opportunity lower middle market, technology, energy technology, and life science sub-teams to better source potential portfolio companies.

In addition, we have developed a proprietary and comprehensive SQL-based database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. This proprietary SQL system allows our origination team to maintain, cultivate and grow our industry relationships while providing our origination team with comprehensive details on companies in the technology-related industries and their financial sponsors.

If a prospective portfolio company generally meets certain underwriting criteria, we perform preliminary due diligence, which may include high level company and technology assessments, evaluation of its financial sponsors’ support, market analysis, competitive analysis, identify key management, risk analysis and transaction size, pricing, return analysis and structure analysis. If the preliminary due diligence is satisfactory, and the origination team recommends moving forward, we then structure, negotiate and execute a non-binding term sheet with the potential portfolio company. Upon execution of a term sheet, the investment opportunity moves to the underwriting process to complete formal due diligence review and approval.

Underwriting

The underwriting review includes formal due diligence and approval of the proposed investment in the portfolio company.

Due Diligence. Our due diligence on a prospective investment is typically completed by two or more investment professionals whom we define as the underwriting team. The underwriting team for a proposed investment consists of the deal sponsor who typically possesses general industry knowledge and is responsible for originating and managing the transaction, other investment professional(s) who perform due diligence, credit and corporate financial analyses and, as needed, our legal professionals. To ensure consistent underwriting, we generally use our standardized due diligence methodologies, which include due diligence on financial performance and credit risk as well as an analysis of the operations and the legal and applicable regulatory framework of a prospective portfolio company. The members of the underwriting team work together to conduct due diligence and understand the relationships among the prospective portfolio company’s business plan, operations and financial performance.

As part of our evaluation of a proposed investment, the underwriting team prepares an investment memorandum for presentation to the investment committee. In preparing the investment memorandum, the underwriting team typically interviews select key management of the company and select financial sponsors and assembles information necessary to the investment decision. If and when appropriate, the investment professionals may also contact industry experts and customers, vendors or, in some cases, competitors of the company.

Approval Process. The sponsoring managing director or principal presents the investment memorandum to our investment committee for consideration. The approval of a majority of our investment committee and an affirmative vote by our Chief Executive Officer is required before we proceed with any investment. The members of our investment committee are our Chief Executive Officer, our Chief Financial Officer, and our Chief Investment Officer. The investment committee generally meets weekly and more frequently on an as-needed basis.

Documentation

Our documentation group, administers the documentation process for our investments. This group is responsible for documenting the transactions approved by our investment committee with a prospective portfolio company. This group negotiates loan documentation and, subject to appropriate approvals, final documents are prepared for execution by all parties. The documentation group generally uses the services of external law firms to complete the necessary documentation.

Loan and Compliance Administration

Our loan and compliance administration group, headed by our Chief Financial Officer and Chief Investment Officer, administers loans and tracks covenant compliance, if applicable, of our investments and oversees periodic reviews of our critical functions to ensure adherence with our internal policies and procedures. After funding of a loan in accordance with the investment committee’s approval, the loan is recorded in our loan administration software and our SQL-based database system. The loan and compliance administration group is also responsible for ensuring timely interest and principal payments and collateral management as well as advising the investment committee on the financial performance and trends of each portfolio company, including any covenant violations that occur, to aid us in assessing the appropriate course of action for each portfolio company and evaluating overall portfolio quality. In addition, the loan and compliance administration group advises the investment committee and the Audit Committee of our Board of Directors, accordingly, regarding the credit and investment grading for each portfolio company as well as changes in the value of collateral that may occur.

The loan and compliance administration group monitors our portfolio companies in order to determine whether the companies are meeting our financing criteria and their respective business plans and also monitors the financial trends of each portfolio company from its monthly or quarterly financial statements to assess the appropriate course of action for each company and to evaluate overall portfolio quality. In addition, our management team closely monitors the status and performance of each individual company through our SQL-based database system and periodic contact with our portfolio companies’ management teams and their respective financial sponsors.

Credit and Investment Grading System. Our loan and compliance administration group uses an investment grading system to characterize and monitor our outstanding loans. Our loan and compliance administration group monitors and, when appropriate, recommends changes to investment grading. Our investment committee reviews the recommendations and/or changes to the investment grading, which are submitted on a quarterly basis to the Audit Committee and our Board of Directors for approval.

From time to time, we will identify investments that require closer monitoring or become workout assets. We develop a workout strategy for workout assets and our investment committee monitors the progress against the strategy. We may incur losses from our investing activities, however, we work with our troubled portfolio companies in order to recover as much of our investments as is practicable, including possibly taking control of the portfolio company. There can be no assurance that principal will be recovered.

We use the following investment grading system approved by our Board of Directors:

Grade 1.	Loans involve the least amount of risk in our portfolio. The borrower is performing above expectations, and the trends and risk profile is generally favorable.

Grade 2.	The borrower is performing as expected and the risk profile is neutral to favorable. All new loans are initially graded 2.

Grade 3.	The borrower may be performing below expectations, and the loan’s risk has increased materially since origination. We increase procedures to monitor a borrower that may have limited amounts of cash remaining on the balance sheet, is approaching its next equity capital raise within the next three to six months, or if the estimated fair value of the enterprise may be lower than when the loan was originated. We will generally lower the loan grade to a level 3 even if the company is performing in accordance to plan as it approaches the need to raise additional cash to fund its operations. Once the borrower closes its new equity capital raise, we may increase the loan grade back to grade 2 or maintain it at a grade 3 as the company continues to pursue its business plan.

Grade 4.	The borrower is performing materially below expectations, and the loan risk has substantially increased since origination. Loans graded 4 may experience some partial loss or full return of principal but are expected to realize some loss of interest which is not anticipated to be repaid in full, which, to the extent not already reflected, may require the fair value of the loan to be reduced to the amount we anticipate will be recovered. Grade 4 investments are closely monitored.

Grade 5.	The borrower is in workout, materially performing below expectations and a significant risk of principal loss is probable. Loans graded 5 will experience some partial principal loss or full loss of remaining principal outstanding is expected. Grade 5 loans will require the fair value of the loans be reduced to the amount, if any, we anticipate will be recovered.

At December 31, 2014, our investments had a weighted average investment grading of 2.24.

Managerial Assistance

As a business development company, we are required to offer, and provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may, from time to time, receive fees for these services. In the event that such fees are received, they are incorporated into our operating income and are passed through to our shareholders, given the nature of our structure as an internally managed business development company. See “Regulation—Significant Managerial Assistance” for additional information.

Competition

Our primary competitors provide financing to prospective portfolio companies and include non-bank financial institutions, federally or state chartered banks, venture debt funds, financial institutions, venture capital funds, private equity funds, investment funds and investment banks. Many of these entities have greater financial and managerial resources than we have, and the 1940 Act imposes certain regulatory restrictions on us as a business development company to which many of our competitors are not subject. However, we believe that few of our competitors possess the expertise to properly structure and price debt investments to venture capital-backed companies in technology-related industries. We believe that our specialization in financing technology-related companies will enable us to determine a range of potential values of intellectual property assets, evaluate the business prospects and operating characteristics of prospective portfolio companies and, as a result, identify investment opportunities that produce attractive risk-adjusted returns. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Related to our Business and Structure—We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.”

Employees

As of December 31, 2014, we had 65 employees, including approximately 39 investment and portfolio management professionals, all of whom have extensive experience working on financing transactions for technology-related companies.

Legal Proceedings

We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, we do not expect any current matters will materially affect our financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on our financial condition or results of operations in any future reporting period.

PORTFOLIO COMPANIES

(dollars in thousands)

The following tables set forth certain information as of December 31, 2014 regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in “Business—Our Investments.” We offer to make available significant managerial assistance to our portfolio companies. In addition, we may receive rights to observe the Board of Directors’ meetings of our portfolio companies.

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

Debt Investment
Biotechnology Tools
1-5 Years Maturity

Labcyte, Inc.(10)(12)(13) 1190 Borregas Avenue Sunnyvale, CA 94089	Biotechnology Tools	Senior Secured	June 2016	Interest rate PRIME + 6.70% or Floor rate of 9.95%	$2,695	$2,869	$2,869

Subtotal: 1-5 Years Maturity						2,869	2,869

Subtotal: Biotechnology Tools (0.44%)*						2,869	2,869

Communications & Networking
1-5 Years Maturity

OpenPeak, Inc.(10)(12) 1750 Clint Moore Road Boca Raton, FL 33487	Communications & Networking	Senior Secured	April 2017	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$12,889	13,193	13,193

SkyCross, Inc.(12)(13) 2025 Gateway Place, Suite 385 San Jose, CA 95110	Communications & Networking	Senior Secured	January 2018	Interest rate PRIME + 9.70% or Floor rate of 12.95%	$22,000	21,580	20,149

Spring Mobile Solutions, Inc.(10)(12) 11710 Plaza America Drive Suite 420 Reston, VA 20190	Communications & Networking	Senior Secured	November 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$18,840	18,928	19,116

Subtotal: 1-5 Years Maturity						53,701	52,458

Subtotal: Communications & Networking (7.96%)*						53,701	52,458

Consumer & Business Products
1-5 Years Maturity

Antenna79 (p.k.a. Pong Research Corporation)(12)(13)	Consumer & Business Products	Senior Secured	December 2017	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$5,000	4,912	4,884

1010 S. Coast Highway 101 Suite 105 Encinitas, CA 92024	Consumer & Business Products	Senior Secured	June 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$216	89	89

Total Antenna79 (p.k.a. Pong Research Corporation)					$5,216	5,001	4,973

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

Fluc, Inc. (8) 1259 El Camino Real Menlo Park, CA 94025	Consumer & Business Products	Convertible Senior Note	March 2017	Interest rate FIXED 4.00%	$100	$100	$100

IronPlanet, Inc.(12) 3401 Market Street Suite 120 Philadelphia, PA 19104	Consumer & Business Products	Senior Secured	November 2017	Interest rate PRIME + 6.20% or Floor rate of 9.45%	$37,500	36,345	36,345

The Neat Company(11)(12)(13) 3401 Market Street Suite 120 Philadelphia, PA 19104	Consumer & Business Products	Senior Secured	September 2017	Interest rate PRIME + 7.75% or Floor rate of 11.00%, PIK Interest 1.00%	$20,061	19,422	19,422

Subtotal: 1-5 Years Maturity						60,868	60,840

Subtotal: Consumer & Business Products (9.23%)*						60,868	60,840

Drug Delivery
Under 1 Year Maturity

Revance Therapeutics, Inc.(10)(12)	Drug Delivery	Senior Secured	March 2015	Interest rate PRIME + 6.60% or Floor rate of 9.85%	$2,098	2,458	2,458

7555 Gateway Blvd Newark, CA 94560	Drug Delivery	Senior Secured	March 2015	Interest rate PRIME + 6.60% or Floor rate of 9.85%	$210	246	246

Total Revance Therapeutics, Inc.					$2,308	2,704	2,704

Subtotal: Under 1 Year Maturity						2,704	2,704

1-5 Years Maturity

AcelRx Pharmaceuticals, Inc.(9)(10)(12)(13) 351 Galveston Drive Redwood City, CA 94063	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 3.85% or Floor rate of 9.10%	$25,000	24,831	24,969

BIND Therapeutics, Inc.(12)(13) 325 Vassar St Cambridge, MA 02139	Drug Delivery	Senior Secured	September 2016	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$3,274	3,343	3,228

BioQuiddity Incorporated(12) 185 Berry St Ste 160 San Francisco, CA 94107	Drug Delivery	Senior Secured	May 2018	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$7,500	7,439	7,439

Celator Pharmaceuticals, Inc.(10)(12) 200 Princeton Suite 180 Ewing, NJ 08628	Drug Delivery	Senior Secured	June 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$10,000	9,927	9,899

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

Celsion Corporation(10)(12) 997 Lenox Drive Suite 100 Lawrenceville, NJ 08648	Drug Delivery	Senior Secured	June 2017	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$10,000	$9,858	$10,027

Dance Biopharm, Inc.(12)(13) 150 North Hill Drive Suite 24 Brisbane, CA 94005	Drug Delivery	Senior Secured	November 2017	Interest rate PRIME + 7.40% or Floor rate of 10.65%	$3,905	3,871	3,864

Edge Therapeutics, Inc.(12) 200 Connell Dr. Suite 1600 Berkeley Heights, NJ 07922	Drug Delivery	Senior Secured	March 2018	Interest rate PRIME + 5.95% or Floor rate of 10.45%	$3,000	2,847	2,847

Neos Therapeutics, Inc.(12)(13)	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 7.25% or Floor rate of 10.50%	$5,000	4,916	4,916

2940 N. Highway 360 Suite 400 Grand Prarie, TX 75050	Drug Delivery	Senior Secured	October 2017	Interest rate FIXED 9.00%	$10,000	10,010	10,063

Total Neos Therapeutics, Inc.					$15,000	14,926	14,979

Zosano Pharma, Inc.(10)(12) 34790 Ardentech Court Fremont, CA 94555	Drug Delivery	Senior Secured	June 2017	Interest rate PRIME + 6.80% or Floor rate of 12.05%	$4,000	3,894	3,881

Subtotal: 1-5 Years Maturity						80,936	81,133

Subtotal: Drug Delivery (12.72%)*						83,640	83,837

Drug Discovery & Development
Under 1 Year Maturity

Aveo Pharmaceuticals, Inc. (9)(10)(12)(13)	Drug Discovery & Development	Senior Secured	December 2015	Interest rate PRIME + 7.15% or Floor rate of 11.90%	$11,611	11,611	11,611
650 E Kendall Street
Cambridge, MA 02142

Concert Pharmaceuticals, Inc. (10)	Drug Discovery & Development	Senior Secured	October 2015	Interest rate PRIME + 3.25% or Floor rate of 8.50%	$7,175	7,142	7,142
99 Hayden Avenue Suite 100
Lexington, MA 02421-7966

Subtotal: Under 1 Year Maturity						18,753	18,753

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

1-5 Years Maturity

ADMA Biologics, Inc. (10)(11)(12)	Drug Discovery & Development	Senior Secured	December 2017	Interest rate PRIME + 5.5% or Floor rate of 8.75%, PIK Interest 1.95%	$5,000	$4,879	$4,933
465 Route 17 South	Drug Discovery & Development	Senior Secured	December 2017	Interest rate PRIME + 3.00% or Floor rate of 8.75%, PIK Interest 1.95%	$10,153	10,032	10,144
Ramsey, NJ 07446

Total ADMA Biologics, Inc.					$15,153	14,911	15,077

Aveo Pharmaceuticals, Inc. (9)(10)(12)(13)	Drug Discovery & Development	Senior Secured	January 2018	Interest rate PRIME + 6.65% or Floor rate of 11.90%	$10,000	9,766	9,766
650 E Kendall Street
Cambridge, MA 02142

Celladon Corporation (12)(13)	Drug Discovery & Development	Senior Secured	February 2018	Interest rate PRIME + 5.00% or Floor rate of 8.25%	$10,000	10,022	10,022
11988 El Camino Real Suite 650 San Diego, CA 92130

Cempra, Inc. (10)(12)	Drug Discovery & Development	Senior Secured	April 2018	Interest rate PRIME + 6.30% or Floor rate of 9.55%	$18,000	18,020	18,560
Building Two Quadrangle 6320 Quadrangle Drive, Suite 360
Chapel Hill, NC 27517

Cerecor Inc. (12)	Drug Discovery & Development	Senior Secured	August 2017	Interest rate PRIME + 6.30% or Floor rate of 9.55%	$7,500	7,374	7,374
400 East Pratt Street Suite 606
Baltimore, MD 21202

Cleveland BioLabs, Inc. (12)(13)	Drug Discovery & Development	Senior Secured	January 2017	Interest rate PRIME + 6.10% or Floor rate of 9.35%	$1,883	1,883	1,920
73 High Street
Buffalo, NY 14203

CTI BioPharma Corp. (pka Cell Therapeutics, Inc.) (10)(12)	Drug Discovery & Development	Senior Secured	October 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$4,584	4,584	4,712
3101 Western Avenue	Drug Discovery & Development	Senior Secured	October 2016	Interest rate PRIME + 9.00% or Floor rate of 12.25%	$13,890	13,890	14,279
Seattle, WA 98121

Total CTI BioPharma Corp. (pka Cell Therapeutics, Inc.)					$18,474	18,474	18,991

Dynavax Technologies (9)(12)	Drug Discovery & Development	Senior Secured	July 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$10,000	9,897	9,897
2929 Seventh Street Suite 100
Berkley, CA 94710

Epirus Biopharmaceuticals, Inc. (12)	Drug Discovery & Development	Senior Secured	April 2018	Interest rate PRIME + 4.70% or Floor rate of 7.95%	$7,500	7,308	7,308
699 Boylston Street, 11th Floor
Boston, MA 02116

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

Genocea Biosciences, Inc. (12)	Drug Discovery & Development	Senior Secured	July 2018	Interest rate PRIME + 2.25% or Floor rate of 7.25%	$12,000	$11,814	$11,814
161 First Street, Suite 2C Cambridge, MA 02142

Insmed, Incorporated (10)(12)	Drug Discovery & Development	Senior Secured	January 2018	Interest rate PRIME + 4.75% or Floor rate of 9.25%	$25,000	24,854	24,854
10 Finderne Avenue Building 10
Bridgewater, NJ 08807

Melinta Therapeutics (12)	Drug Discovery & Development	Senior Secured	June 2018	Interest rate PRIME + 5.00% or Floor rate of 8.25%	$20,000	19,272	19,272
300 George Street Suite 301
New Haven, CT 06511

Merrimack Pharmaceuticals, Inc. (12)	Drug Discovery & Development	Senior Secured	November 2016	Interest rate PRIME + 5.30% or Floor rate of 10.55%	$40,000	40,578	40,677
One Kendall Square Suite B7201
Cambridge, MA 02139

Neothetics, Inc. (pka Lithera, Inc) (12)(13)	Drug Discovery & Development	Senior Secured	January 2018	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$10,000	9,751	9,697
9191 Towne Centre Drive Suite 400
San Diego, CA 92122

Neuralstem, Inc. (12)(13)	Drug Discovery & Development	Senior Secured	April 2017	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$9,489	9,333	9,333
20271 Goldenrod Lane 2nd floor
Germantown, MD 20876
uniQure B.V. (4)(9)(10)(12) PO Box 22506	Drug Discovery & Development	Senior Secured	June 2018	Interest rate PRIME + 5.00% or Floor rate of 10.25%	$15,000	14,890	14,798
Amsterdam, Netherlands 1100 DA	Drug Discovery & Development	Senior Secured	June 2018	Interest rate PRIME + 5.25% or Floor rate of 10.25%	$5,000	4,962	4,931

Total Uniqure B.V.					$20,000	19,852	19,729

Subtotal: 1-5 Years Maturity						233,109	234,291

Subtotal: Drug Discovery & Development (38.41%)*						251,862	253,044

Electronics & Computer Hardware
1-5 Years Maturity

Plures Technologies, Inc. (7)(11) 52987 Parkside Drive Suite 400, Box 24 Canandaigua, NY 14424	Electronics & Computer Hardware	Senior Secured	October 2016	Interest rate LIBOR + 8.75% or Floor rate of 12.00%, PIK Interest 4.00%	$267	180	—

Subtotal: 1-5 Years Maturity						180	—

Subtotal: Electronics & Computer Hardware (0.00%)*						180	—

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Energy Technology
Under 1 Year Maturity

Glori Energy, Inc. (10)(12) 4315 South Drive Houston, TX 77053	Energy Technology	Senior Secured	June 2015	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$1,778	$2,042	$2,042

Scifiniti (pka Integrated Photovoltaics, Inc.) (13) 51 Daggett Drive San Jose, CA 95134	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 7.38% or Floor rate of 10.63%	$227	227	227

Stion Corporation (5)(12) 6321 San Ignacio Avenue San Jose, CA 95119	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$2,954	2,993	1,600

TAS Energy, Inc. (10)(12) 6110 Cullen Blvd. Houston, TX 77021	Energy Technology	Senior Secured	December 2015	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$6,901	7,091	7,091

Subtotal: Under 1 Year Maturity						12,353	10,960

1-5 Years Maturity

Agrivida, Inc. (12)(13) 200 Boston Avenue Medford, MA 02155	Energy Technology	Senior Secured	December 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$4,921	5,013	4,923

American Superconductor Corporation (10)(12)	Energy Technology	Senior Secured	March 2017	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$1,500	1,446	1,446

64 Jackson Rd Devens, MA 01434	Energy Technology	Senior Secured	November 2016	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$7,667	7,847	7,847

Total American Superconductor Corporation					$9,167	9,293	9,293

Amyris, Inc. (9)(12)	Energy Technology	Senior Secured	February 2017	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$25,000	25,000	25,170
5885 Hollis Street, Ste. 100 Emeryville, CA 94608	Energy Technology	Senior Secured	February 2017	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$5,000	5,000	5,034

Total Amyris, Inc.					$30,000	30,000	30,204

Fluidic, Inc. (10)(12) 8455 North 90th Street Suite 4 Scottsdale, AZ 85258	Energy Technology	Senior Secured	March 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$3,674	3,747	3,721

Modumetal, Inc. (12) Northlake R&D Center 1443 N. Northlake Way Seattle, WA 98103	Energy Technology	Senior Secured	March 2017	Interest rate PRIME + 8.70% or Floor rate of 11.95%	$3,000	2,991	2,991

Polyera Corporation (12)(13) 8045 Lamon Avenue #140 Skokie, IL 60077	Energy Technology	Senior Secured	June 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$3,654	3,818	3,810

Subtotal: 1-5 Years Maturity						54,862	54,942

Subtotal: Energy Technology (10.00%)*						67,215	65,902

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Healthcare Services, Other
1-5 Years Maturity

Chromadex Corporation (12)(13) 10005 Muirlands Boulevard Suite G, First Floor Irvine, CA 92618	Healthcare Services, Other	Senior Secured	April 2018	Interest rate PRIME + 4.70% or Floor rate of 7.95%	$2,500	$2,407	$2,407

InstaMed Communications, LLC (13) 1880 John F Kennedy Blvd 12th Floor Philadelphia, PA 19103	Healthcare Services, Other	Senior Secured	March 2018	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$5,000	5,041	5,041

MDEverywhere, Inc. (10)(12) 230 Third Avenue Waltham, MA 02451	Healthcare Services, Other	Senior Secured	January 2018	Interest rate LIBOR + 9.50% or Floor rate of 10.75%	$3,000	2,962	2,962

Subtotal: 1-5 Years Maturity						10,410	10,410

Subtotal: Healthcare Services, Other (1.58%)*						10,410	10,410

Information Services
Under 1 Year Maturity

Eccentex Corporation (10)(12) 6101 W.Centinela Ave Suite 110 Culver City, CA 90230	Information Services	Senior Secured	May 2015	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$204	218	184

Subtotal: Under 1 Year Maturity						218	184

1-5 Years Maturity

INMOBI Inc. (4)(9)(11)(12)	Information Services	Senior Secured	December 2016	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$9,612	9,283	9,283

475 Brannan St, Suite 410 San Francisco, CA 94107	Information Services	Senior Secured	December 2017	Interest rate PRIME + 5.75% or Floor rate of 9.00%, PIK Interest 2.50%	$15,013	14,820	14,820

Total INMOBI Inc.					$24,625	24,103	24,103

InXpo, Inc. (12)(13) 770 N Halsted Street Suite 6s Chicago, IL 60642	Information Services	Senior Secured	July 2016	Interest rate PRIME + 7.75% or Floor rate of 10.75%	$2,057	2,073	1,976

Subtotal: 1-5 Years Maturity						26,176	26,079

Subtotal: Information Services (3.99%)*						26,394	26,263

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Internet Consumer & Business Services
Under 1 Year Maturity

Gazelle, Inc.(11)(13) 300 A Street 3rd floor Boston, MA 02210	Internet Consumer & Business Services	Senior Secured	December 2015	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$1,231	$1,231	$1,231

NetPlenish(7)(8)(13) 505 Poli Street Suite 308 Ventura, CA 93001	Internet Consumer & Business Services	Convertible Senior Note	April 2015	Interest rate FIXED 10.00%	$89	89	—
	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate FIXED 10.00%	$381	373	—

Total NetPlenish					$470	462	—

Reply! Inc.(10)(11)(12) 12667 Alcosta Blvd. Suite 200 San Ramon, CA 94583	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate PRIME + 6.88% or Floor rate of 10.13%, PIK Interest 2.00%	$7,615	7,757	4,322
	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate PRIME + 7.25% or Floor rate of 11.00%, PIK Interest 2.00%	$1,680	1,749	955

Total Reply! Inc.					$9,295	9,506	5,277

Tectura Corporation(7)(11)(15) 951 Old County Road Suite 2-317 Belmont, CA 94002	Internet Consumer & Business Services	Senior Secured	Mary 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$563	563	121
	Internet Consumer & Business Services	Senior Secured	Mary 2014	Interest rate LIBOR + 8.00% or Floor rate of 11.00%, PIK Interest 1.00%	$9,070	9,070	1,511
	Internet Consumer & Business Services	Senior Secured	Mary 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$5,000	5,000	1,074

	Internet Consumer & Business Services	Senior Secured	Mary 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$6,468	6,468	1,390

Total Tectura Corporation					$21,101	21,101	4,096

Subtotal: Under 1 Year Maturity						32,300	10,604

1-5 Years Maturity

Education Dynamics, LLC(11)(13) 5 Marine View Plaza Suite 212 Hoboken, NJ 07030	Internet Consumer & Business Services	Senior Secured	March 2016	Interest rate LIBOR + 12.5% or Floor rate of 12.50%, PIK Interest 1.50%	$20,563	20,546	20,559

Gazelle, Inc.(11)(13) 300 A Street 3rd floor Boston, MA 02210	Internet Consumer & Business Services	Senior Secured	July 2017	Interest rate PRIME + 7.00% or Floor rate of 10.25%, PIK Interest 2.50%	$13,712	13,498	13,498

Just Fabulous, Inc.(10)(12) 2301 Rosecrans Avenue Suite 5000 Manhattan Beach, CA 90245	Internet Consumer & Business Services	Senior Secured	February 2017	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$15,000	14,468	14,768

Lightspeed POS, Inc.(4)(9)(10) 7049 St-Urbain Montreal, Canada H2S 3H4	Internet Consumer & Business Services	Senior Secured	May 2018	Interest rate PRIME + 3.25% or Floor rate of 6.50%	$2,000	1,985	1,994

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

Reply! Inc.(10)(11)(12) 12667 Alcosta Blvd. Suite 200 San Ramon, CA 94583	Internet Consumer & Business Services	Senior Secured	February 2016	Interest rate PRIME + 7.25% or Floor rate of 10.50%, PIK Interest 2.00%	$2,721	$2,658	$1,548

Tapjoy, Inc.(12) 111 Sutter Street 12th Floor San Francisco, CA 94104	Internet Consumer & Business Services	Senior Secured	July 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$3,000	2,921	2,921

WaveMarket, Inc.(12) 5980 Horton Street Suite 675 Emeryville, CA 94608	Internet Consumer & Business Services	Senior Secured	March 2017	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$300	303	303

Subtotal: 1-5 Years Maturity						56,379	55,591

Subtotal: Internet Consumer & Business Services (10.05%)*						88,679	66,195

Media/Content/Info
Under 1 Year Maturity

Zoom Media Group, Inc. (10)(11) 112 Madison Avenue 8th floor New York, NY 10016	Media/Content/Info	Senior Secured	December 2015	Interest rate PRIME + 7.25% or Floor rate of 10.50%, PIK Interest 3.75%	$2,510	2,466	2,466
	Media/Content/Info	Senior Secured	December 2015	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$5,060	5,002	5,002

Total Zoom Media Group, Inc.					$7,570	7,468	7,468

Subtotal: Under 1 Year Maturity						7,468	7,468

1-5 Years Maturity

Rhapsody International, Inc.(10)(11)(13) 701 5th Ave Suite 3100 Seattle, WA 98104	Media/Content/Info	Senior Secured	April 2018	Interest rate PRIME + 5.25% or Floor rate of 9.00%, PIK interest of 1.50%	$20,206	19,750	19,579

Subtotal: 1-5 Years Maturity						19,750	19,579

Subtotal: Media/Content/Info (4.11%)*						27,218	27,047

Medical Devices & Equipment
Under 1 Year Maturity

Baxano Surgical, Inc.(7)(12) 110 Horizon Drive Suite 230 Raleigh, NC 27615	Medical Devices & Equipment	Senior Secured	February 2015	Interest rate FIXED 12.50%	$100	86	80

Home Dialysis Plus, Inc.(10)(12) 1830 Bering Drive San Jose, CA 95112	Medical Devices & Equipment	Senior Secured	September 2015	Interest rate FIXED 8.00%	$500	500	500

Oraya Therapeutics, Inc.(10)(11)(12) 8000 Jarvis Ave Newark, CA 94560	Medical Devices & Equipment	Senior Secured	September 2015	Interest rate PRIME + 5.50% or Floor rate of 10.25%, PIK Interest 1.00%	$6,174	6,146	6,146

Subtotal: Under 1 Year Maturity						6,732	6,726

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
1-5 Years Maturity

Amedica Corporation(8)(12)(13) 1885 West 2100 South Salt Lake City, UT 84119	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 7.70% or Floor rate of 10.95%	$20,000	$19,704	$19,902

Avedro, Inc.(12)(13) 230 Third Avenue Waltham, MA 02451	Medical Devices & Equipment	Senior Secured	December 2017	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$7,500	7,247	7,247
Baxano Surgical, Inc.(7)(12) 110 Horizon Drive Suite 230 Raleigh, NC 27615	Medical Devices & Equipment	Senior Secured	March 2017	Interest rate PRIME + 7.75% or Floor rate of 12.50%	$7,113	7,040	6,405

Flowonix Medical Incorporated(12) 500 International Drive Suite 200 Mount Olive, NJ 07828	Medical Devices & Equipment	Senior Secured	May 2018	Interest rate PRIME + 5.25% or Floor rate of 10.00%	$15,000	14,675	14,675

Gamma Medica, Inc. (12) 12 Manor Parkway Unit 3 Salem, NH 3079	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$4,000	3,874	3,874

Home Dialysis Plus, Inc. (10)(12) 1830 Bering Drive San Jose, CA 95112	Medical Devices & Equipment	Senior Secured	October 2017	Interest rate PRIME + 6.35% or Floor rate of 9.60%	$15,000	14,780	14,780

InspireMD, Inc. (4)(9)(10)(12) 4 Menorat Hamaor Street Tel Aviv, Israel 67448	Medical Devices & Equipment	Senior Secured	February 2017	Interest rate PRIME +7.25% or Floor rate of 10.50%	$8,818	8,897	6,486

Medrobotics Corporation (12)(13) 475 Paramount Drive Raynham, MA 02767	Medical Devices & Equipment	Senior Secured	March 2016	Interest rate PRIME + 7.85% or Floor rate of 11.10%	$2,680	2,765	2,755

nContact Surgical, Inc (12) 1001 Aviation Parkway Suite 400 Morrisville, NC 27560	Medical Devices & Equipment	Senior Secured	November 2018	Interest rate PRIME + 9.25% or Floor rate of 9.25%	$10,000	9,735	9,735

NetBio, Inc. (10) 830 Winter Street Waltham, MA 02451	Medical Devices & Equipment	Senior Secured	August 2017	Interest rate PRIME + 5.00% or Floor rate of 11.00%	$4,870	4,669	4,718

NinePoint Medical, Inc. (12)(13) 1 Kendall Square B7501 Cambridge, MA 02139	Medical Devices & Equipment	Senior Secured	January 2016	Interest rate PRIME + 5.85% or Floor rate of 9.10%	$3,241	3,357	3,342

Quanterix Corporation (10)(12) 113 Hartwell Avenue Lexington, MA 02421	Medical Devices & Equipment	Senior Secured	November 2017	Interest rate PRIME + 2.75% or Floor rate of 8.00%	$5,000	4,930	4,911

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

SonaCare Medical, LLC (pka US HIFU, LLC) (10)(12) 801 E. Morehead St., Suite 201 Charlotte, NC 28202	Medical Devices & Equipment	Senior Secured	April 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$875	$1,200	$1,209

SynergEyes, Inc. (12)(13) 2232 Rutherford Road Carlsbad, CA 92008	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$5,000	5,034	4,983

ViewRay, Inc. (11)(13) 2 Thermo Fisher Way Oakwood Village, OH 44146	Medical Devices & Equipment	Senior Secured	June 2017	Interest rate PRIME + 7.00% or Floor rate of 10.25%, PIK Interest 1.50%	$15,220	14,920	14,973

Subtotal: 1-5 Years Maturity						122,827	119,995

Subtotal: Medical Devices & Equipment (19.23%)*						129,559	126,721

Semiconductors
Under 1 Year Maturity

Achronix Semiconductor Corporation 2953 Bunker Hill Lane Suite 101 Santa Clara, CA 95054	Semiconductors	Senior Secured	January 2015	Interest rate PRIME + 10.60% or Floor rate of 13.85%	$95	95	95

Subtotal: Under 1 Year Maturity						95	95

1-5 Years Maturity

Avnera Corporation (10)(12) 1600 NW Compton Drive Ste 300. Beaverton, OR 97006	Semiconductors	Senior Secured	April 2017	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$5,000	4,983	4,990

Subtotal: 1-5 Years Maturity						4,983	4,990

Subtotal: Semiconductors (0.77%)*						5,078	5,085

Software
Under 1 Year Maturity

CareCloud Corporation (12)(13) 5200 Blue Lagoon Drive, Suite 900 Miami, FL 33126	Software	Senior Secured	July 2015	Interest rate PRIME + 1.40% or Floor rate of 4.65%	$3,000	2,968	2,968

Clickfox, Inc. (12)(13) 3445 Peachtree Road Suite 450 Atlanta, GA 30326	Software	Senior Secured	July 2015	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$2,000	2,000	2,000

Mobile Posse, Inc. (12)(13) 1320 Old Chain Bridge Rd Suite 240 McLean, VA 22101	Software	Senior Secured	June 2015	Interest rate PRIME + 2.00% or Floor rate of 5.25%	$1,000	993	988

Touchcommerce, Inc. (12)(13) 29903 Agoura Road Agoura Hills, CA 91301	Software	Senior Secured	January 2015	Interest rate PRIME + 2.25% or Floor rate of 6.50%	$3,811	3,811	3,805

Subtotal: Under 1 Year Maturity						9,772	9,761

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
1-5 Years Maturity

CareCloud Corporation (12)(13)	Software	Senior Secured	December 2017	Interest rate PRIME + 3.25% or Floor rate of 6.50%	$208	$204	$201

5200 Blue Lagoon Drive, Suite 900	Software	Senior Secured	July 2017	Interest rate PRIME + 5.50% or Floor rate of 8.75%	$10,000	9,839	9,740

Miami, FL 33126	Software	Senior Secured	January 2018	Interest rate PRIME + 1.70% or Floor rate of 4.95%	$3,000	2,929	2,884

Total CareCloud Corporation					$13,208	12,972	12,825

Clickfox, Inc.(12)(13) 3445 Peachtree Road Suite 450 Atlanta, GA 30326	Software	Senior Secured	September 2017	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$6,000	6,010	5,948

JumpStart Games, Inc (p.k.a Knowledge Adventure, Inc.) (12)(13) 2377 Crenshaw Blvd Suite 302 Torrance, CA 90501	Software	Senior Secured	March 2018	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$11,750	11,771	11,709
	Software	Senior Secured	October 2016	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$1,356	1,332	1,332

Total JumpStart Games, Inc. (p.k.a Knowledge Adventure, Inc.)					$13,106	13,103	13,041

Mobile Posse, Inc. (12)(13) 1320 Old Chain Bridge Rd Suite 240 McLean, VA 22101	Software	Senior Secured	December 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$2,950	2,943	2,972

Neos Geosolutions, Inc. (12)(13) 6210 Stoneridge Mall Suite 450 Pleasanton, CA 94588	Software	Senior Secured	May 2016	Interest rate PRIME + 5.75% or Floor rate of 10.50%	$2,332	2,454	2,444

Poplicus, Inc. (12)(13) 1061 Market St., 6th Floor San Francisco, CA 94103	Software	Senior Secured	June 2017	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$1,500	1,504	1,487

Soasta, Inc. (12)(13) 444 Castro Street 4th Floor Mountain View, CA 94041	Software	Senior Secured	February 2018	Interest rate PRIME + 4.75% or Floor rate of 8.00%	$15,000	14,367	14,367
	Software	Senior Secured	February 2018	Interest rate PRIME + 2.25% or Floor rate of 5.50%	$3,500	3,353	3,353

Total Soasta, Inc.					$18,500	17,720	17,720

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

Sonian, Inc. (12)(13) 3 Allied Drive Suite 155 Dedham, MA 02026	Software	Senior Secured	July 2017	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$5,500	$5,450	$5,436

StrongView Systems, Inc. (12) 1300 Island Drive, Suite 200 Redwood Shores, CA 94065	Software	Senior Secured	December 2017	Interest rate PRIME + 6.00% or Floor rate of 9.25%, PIK Interest 3.00%	$10,000	9,779	9,779

Touchcommerce, Inc. (12)(13) 29903 Agoura Road Agoura Hills, CA 91301	Software	Senior Secured	June 2017	Interest rate PRIME + 6.00% or Floor rate of 10.25%	$5,000	4,903	4,953

Subtotal: 1-5 Years Maturity						76,838	76,605

Subtotal: Software (13.11%)*						86,610	86,366

Specialty Pharmaceuticals
Under 1 Year Maturity

Cranford Pharmaceuticals, LLC (11)(12)(13) 11 Commerce Dr Cranford, NJ 07016	Specialty Pharmaceuticals	Senior Secured	August 2015	Interest rate LIBOR + 8.25% or Floor rate of 9.50%	$2,000	1,977	1,986

Subtotal: Under 1 Year Maturity						1,977	1,986

1-5 Years Maturity

Alimera Sciences, Inc. (10) 6120 Windward Parkway Suite 290 Alpharetta, GA 30005	Specialty Pharmaceuticals	Senior Secured	May 2018	Interest rate PRIME + 7.65% or Floor rate of 10.90%	$35,000	34,138	33,429

Cranford Pharmaceuticals, LLC (11)(12)(13) 11 Commerce Dr Cranford, NJ 07016	Specialty Pharmaceuticals	Senior Secured	February 2017	Interest rate LIBOR + 9.55% or Floor rate of 10.80%,PIK Interest 1.35%	$15,644	15,595	15,465

Subtotal: 1-5 Years Maturity						49,733	48,894

Subtotal: Specialty Pharmaceuticals (7.72%)*						51,710	50,880

Surgical Devices
Under 1 Year Maturity

Transmedics, Inc. (10)(12) 200 Minuteman Road Suite 302 Andover, MA 01810	Surgical Devices	Senior Secured	November 2015	Interest rate FIXED 12.95%	$6,061	5,989	5,989

Subtotal: Under 1 Year Maturity						5,989	5,989

Subtotal: Surgical Devices (0.91%)*						5,989	5,989

Total Debt Investments (140.23%)*						951,982	923,906

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Equity Investments
Biotechnology Tools

NuGEN Technologies, Inc.(13) 201 Industrial Road Suite 310 San Carlos, CA 94070	Biotechnology Tools	Equity	0.88%	Preferred Series C	189,394	$500	$498

Subtotal: Biotechnology Tools (0.08%)*						500	498

Communications & Networking

GlowPoint, Inc.(3) 430 Mountain Avenue Suite 301 Murray Hill, NJ 07974	Communications & Networking	Equity	0.32%	Common Stock	114,192	102	126

Peerless Network, Inc.	Communications & Networking	Equity	3.19%	Preferred Series A	1,000,000	1,000	7,229
222 South Riverside Plaza Suite 2730
Chicago, IL 60606

Subtotal: Communications & Networking (1.12%)*						1,102	7,355

Consumer & Business Products

Market Force Information, Inc.	Consumer & Business Products	Equity	0.58%	Preferred Series B	187,970	500	317
PO Box 270355
Louisville, CO 80027

Subtotal: Consumer & Business Products (0.05%)*						500	317

Diagnostic

Singulex, Inc.	Diagnostic	Equity	1.42%	Common Stock	937,998	750	750
1701 Harbor Way Parkway Suite 200
Alameda, CA 94502

Subtotal: Diagnostic (0.11%)*						750	750

Drug Delivery

AcelRx Pharmaceuticals, Inc.(3)(9)(13)	Drug Delivery	Equity	0.12%	Common Stock	54,240	109	365
351 Galveston Drive
Redwood City, CA 94063

Merrion Pharmaceuticals, Plc(3)(4)(9)	Drug Delivery	Equity	0.11%	Common Stock	20,000	9	—
3200 Lake Drive Citywest Business Campus
Dublin, Ireland 24

Neos Therapeutics, Inc.(13)	Drug Delivery	Equity	1.43%	Preferred Series C	300,000	1,500	1,635
2940 N. Highway 360 Suite 400
Grand Prarie, TX 75050

Subtotal: Drug Delivery (0.30%)*						1,618	2,000

Drug Discovery & Development

Aveo Pharmaceuticals, Inc.(3)(9)(13)	Drug Discovery & Development	Equity	0.32%	Common Stock	167,864	842	141
650 E Kendall Street
Cambridge, MA 02142

Celladon Corporation (3)(13)	Drug Discovery & Development	Equity	0.45%	Common Stock	105,263	1,000	2,056

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
11988 El Camino Real Suite 650
San Diego, CA 92130

Cempra, Inc.(3)	Drug Discovery & Development	Equity	0.29%	Common Stock	97,931	$458	$2,303
Building Two Quadrangle 6320 Quadrangle Drive, Suite 360
Chapel Hill, NC 27517

Cerecor Inc.	Drug Discovery & Development	Equity	2.01%	Preferred Series B	3,334,445	1,000	922
400 East Pratt Street Suite 606
Baltimore, MD 21202

Dicerna Pharmaceuticals, Inc.(3)(13)	Drug Discovery & Development	Equity	0.80%	Common Stock	142,858	1,000	2,353
480 Arsenal Street Building 1, Suite 120
Watertown, MA 02472

Genocea Biosciences, Inc.(3)	Drug Discovery & Development	Equity	1.27%	Common Stock	223,463	2,000	1,262
161 First Street, Suite 2C
Cambridge, MA 02142

Inotek Pharmaceuticals Corporation(14)	Drug Discovery & Development	Equity	0.04%	Common Stock	4,523	1,500	—
131 Hartwell Ave Suite 105
Lexington, MA 02421

Insmed, Incorporated(3)	Drug Discovery & Development	Equity	0.14%	Common Stock	70,771	1,000	845
10 Finderne Avenue Building 10
Bridgewater, NJ 08807

Paratek Pharmaceutcals, Inc. (p.k.a Transcept Pharmaceuticals, Inc.)(3)	Drug Discovery & Development	Equity	0.02%	Common Stock	31,580	1,743	1,158
201 Industrial Road Suite 310
San Carlos, CA 94070

Subtotal: Drug Discovery & Development (1.68%)*						10,543	11,040

Electronics & Computer Hardware

Identiv, Inc.(3)	Electronics & Computer Hardware	Equity	0.46%	Common Stock	49,097	247	682
1900-B Carnegie Avenue Building B
Santa Ana, CA 92705

Subtotal: Electronics & Computer Hardware (0.10%)*						247	682

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Energy Technology

Glori Energy, Inc.(3)	Energy Technology	Equity	0.06%	Common Stock	18,208	$165	$76
4315 South Drive
Houston, TX 77053
SCIEnergy, Inc.	Energy Technology	Equity	0.09%	Preferred Series 1	385,000	761	22
4100 Alpha Road Suite 900
Dallas, TX 75244

Subtotal: Energy Technology (0.01%)*						926	98

Information Services
Good Technology Corporation (pka Visto Corporation) (13)	Information Services	Equity	0.23%	Common Stock	500,000	603	605
4315 South Drive
Houston, TX 77053

Subtotal: Information Services (0.09%)*						603	605

Internet Consumer & Business Services
Blurb, Inc. (13)	Internet Consumer & Business Services	Equity	0.41%	Preferred Series B	220,653	175	265
580 California St Suite 300
San Francisco, CA 94104
Lightspeed POS, Inc. (4)(9)	Internet Consumer & Business Services	Equity	0.01%	Preferred Series C	23,003	250	260
7049 St-Urbain
Montreal, Canada H2S 3H4
Philotic, Inc.	Internet Consumer & Business Services	Equity	0.05%	Common Stock	9,023	93	—
548 4th street
San Francisco, CA 94107
Progress Financial	Internet Consumer & Business Services	Equity	0.10%	Preferred Series G	218,351	250	233
1600 Seaport Blvd., Suite 250
Redwood City, CA 94063
Taptera, Inc.	Internet Consumer & Business Services	Equity	1.31%	Preferred Series B	454,545	150	162
665 Third Street Suite 205
San Francisco, CA 94107

Subtotal: Internet Consumer & Business Services (0.14%)*						918	920

Media/Content/Info
Everyday Health, Inc. (pka Waterfront Media, Inc.) (3)	Media/Content/Info	Equity	0.32%	Common Stock	97,060	1,000	1,432
345 Hudson Street 16th Floor
New York, NY 10014

Subtotal: Media/Content/Info (0.22%)*						1,000	1,432

Medical Devices & Equipment
Flowonix Medical Incorporated	Medical Devices & Equipment	Equity	0.99%	Preferred Series E	221,893	1,500	1,614
500 International Drive Suite 200
Mount Olive, NJ 07828
Gelesis, Inc. (5)(13)	Medical Devices & Equipment	Equity	1.93%	LLC Interest	674,208	425	181
500 Boylston Street Suite 1600	Medical Devices & Equipment	Equity	1.94%	LLC Interest	675,676	500	114
Boston, MA 02116	Medical Devices & Equipment	Equity	1.93%	LLC interests (Common)	674,208	—	31

Total Gelesis, Inc.					2,024,092	925	326

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Medrobotics Corporation (13)	Medical Devices & Equipment	Equity	0.15%	Preferred Series E	136,798	$250	$149
475 Paramount Drive	Medical Devices & Equipment	Equity	0.08%	Preferred Series F	73,971	155	167

Raynham, MA 02767
Total Medrobotics Corporation					210,769	405	316
Novasys Medical, Inc.	Medical Devices & Equipment	Equity	1.48%	Preferred Series D-1	4,118,444	1,000	—
39684 Eureka Drive
Newark, CA 94560
Optiscan Biomedical, Corp. (5)(13)	Medical Devices & Equipment	Equity	0.73%	Preferred Series B	6,185,567	3,000	455
24590 Clawiter Road	Medical Devices & Equipment	Equity	0.23%	Preferred Series C	1,927,309	655	138
Hayward, CA 94545	Medical Devices & Equipment	Equity	6.48%	Preferred Series D	55,103,923	5,257	5,260

Total Optiscan Biomedical, Corp					63,216,799	8,912	5,853
Oraya Therapeutics, Inc.	Medical Devices & Equipment	Equity	1.74%	Preferred Series 1	1,086,969	500	—
8000 Jarvis Ave
Newark, CA 94560

Subtotal: Medical Devices & Equipment (1.23%)*						13,242	8,109

Software
Atrenta, Inc.	Software	Equity	0.84%	Preferred Series C	1,196,845	986	1,745
2077 Gateway Place Suite 300	Software	Equity	0.45%	Preferred Series D	635,513	508	1,109
San Jose, CA 95110

Total Atrenta, Inc					1,832,358	1,494	2,854
Box, Inc. (13)(14)	Software	Equity	0.22%	Preferred Series B	271,070	251	5,747
4440 El Camino Real	Software	Equity	0.48%	Preferred Series C	589,844	872	12,506
Los Altos, CA 94022	Software	Equity	0.13%	Preferred Series D	158,133	500	3,352
	Software	Equity	0.15%	Preferred Series D-1	186,766	1,694	3,960
	Software	Equity	0.18%	Preferred Series D-2	220,751	2,001	4,680
	Software	Equity	0.03%	Preferred Series E	38,183	500	810

Total Box, Inc					1,464,747	5,818	31,055
CapLinked, Inc.	Software	Equity	0.38%	Preferred Series A-3	53,614	51	79
2221 Park Place
El Segundo, CA 90245
ForeScout Technologies, Inc.	Software	Equity	0.51%	Preferred Series D	319,099	398	519
900 E. Hamilton Avenue Suite 300
Campbell, CA 95008
HighRoads, Inc.	Software	Equity	0.85%	Preferred Series B	190,170	307	228
3 Burlington Woods Dr
Burlington, MA 01803
WildTangent, Inc. (13)	Software	Equity	0.17%	Preferred Series 3	100,000	402	228
18578 NE 67th Court Building 5
Redmond, WA 98052

Subtotal: Software (5.31%)*						8,470	34,963

Specialty Pharmaceuticals

QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Equity	0.24%	Preferred Series E	241,829	750	—
777 East Eisenhower Parkway Suite 100	Specialty Pharmaceuticals	Equity	0.03%	Preferred Series E-1	26,955	—	—
Ann Arbor, MI 48108	Specialty Pharmaceuticals	Equity	4.62%	Preferred Series G	4,667,636	—	—

Total QuatRx Pharmaceuticals Company					4,936,420	750	—

Subtotal: Specialty Pharmaceuticals (0.00%)*						750	—

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Surgical Devices

Gynesonics, Inc. (13)	Surgical Devices	Equity	0.13%	Preferred Series B	219,298	$250	$101
604 5th Ave Suite D	Surgical Devices	Equity	0.40%	Preferred Series C	656,538	282	186
Redwood City, CA 94063	Surgical Devices	Equity	1.21%	Preferred Series D	1,991,157	712	1,073

Total Gynesonics, Inc.					2,866,993	1,244	1,360

Transmedics, Inc.	Surgical Devices	Equity	0.24%	Preferred Series B	88,961	1,100	353
200 Minuteman Road Suite 302	Surgical Devices	Equity	0.32%	Preferred Series C	119,999	300	180
Andover, MA 01810	Surgical Devices	Equity	0.69%	Preferred Series D	260,000	650	1,071

Total Transmedics, Inc.					468,960	2,050	1,604

Subtotal: Surgical Devices (0.45%)*						3,294	2,964

Total: Equity Investments (10.89%)*						44,463	71,733

Warrant Investments
Biotechnology Tools

Labcyte, Inc. (13) 1190 Borregas Avenue Sunnyvale, CA 94089	Biotechnology Tools	Warrant	0.85%	Preferred Series C	1,127,624	323	354

Subtotal: Biotechnology Tools (0.05%)*						323	354

Communications & Networking

Intelepeer, Inc. (13) 177 Bovet Road Suite 400 San Mateo, CA 94402	Communications & Networking	Warrant	0.23%	Preferred Series C	117,958	102	18

OpenPeak, Inc. 1750 Clint Moore Road Boca Raton, FL 33487	Communications & Networking	Warrant	0.41%	Common Stock	108,982	149	104

PeerApp, Inc. 375 Elliot Street Suite 150K Newton Upper Falls, MA 02464	Communications & Networking	Warrant	0.42%	Preferred Series B	298,779	61	45

Peerless Network, Inc. 222 South Riverside Plaza Suite 2730 Chicago, IL 60606	Communications & Networking	Warrant	0.43%	Preferred Series A	135,000	95	844

Ping Identity Corporation 1001 17th Street Suite 100 Denver, CO 80202	Communications & Networking	Warrant	0.58%	Preferred Series B	1,136,277	52	183

SkyCross, Inc. (13) 2025 Gateway Place, Suite 385 San Jose, CA 95110	Communications & Networking	Warrant	1.66%	Preferred Series F	9,762,777	394	—

Spring Mobile Solutions, Inc. 11710 Plaza America Drive Suite 420 Reston, VA 20190	Communications & Networking	Warrant	0.82%	Preferred Series D	2,834,375	418	426

Subtotal: Communications & Networking (0.25%)*						1,271	1,620

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Consumer & Business Products

Antenna79 (p.k.a. Pong Research Corporation) (13) 1010 S. Coast Highway 101 Suite 105 Encinitas, CA 92024	Consumer & Business Products	Warrant	1.30%	Preferred Series A	1,662,441	$228	$202

Intelligent Beauty, Inc. (13) 2301 Rosecrans Ave Suite 4100 Manhattan Beach, CA 90245	Consumer & Business Products	Warrant	0.35%	Preferred Series B	190,234	230	327

IronPlanet, Inc. 3825 Hopyard Rd Suite 250 Pleasanton, CA 94588	Consumer & Business Products	Warrant	1.70%	Preferred Series D	1,155,821	1,077	1,067

Market Force Information, Inc. PO Box 270355 Louisville, CO 80027	Consumer & Business Products	Warrant	0.31%	Preferred Series A	99,286	24	21

The Neat Company (13) 3401 Market Street Suite 120 Philadelphia, PA 19104	Consumer & Business Products	Warrant	1.56%	Preferred Series C-1	540,540	365	451

Subtotal: Consumer & Business Products (0.31%)*						1,924	2,068

Diagnostic

Navidea Biopharmaceuticals, Inc. (pka Neoprobe) (3)(13) 5600 Blazer Parkway Suite 200 Dublin, OH 43017-1367	Diagnostic	Warrant	0.22%	Common Stock	333,333	244	75

Subtotal: Diagnostic (0.01%)*						244	75

Drug Delivery

AcelRx Pharmaceuticals, Inc. (3)(9)(13)	Drug Delivery	Warrant	0.40%	Common Stock	176,730	786	420
351 Galveston Drive Redwood City, CA 94063

Alexza Pharmaceuticals, Inc.(3) 2091 Stierlin Court Mountain View, CA 94303	Drug Delivery	Warrant	0.19%	Common Stock	37,639	645	—

BIND Therapeutics, Inc.(3)(13) 325 Vassar St Cambridge, MA 02139	Drug Delivery	Warrant	0.43%	Common Stock	71,359	367	6

BioQuiddity Incorporated 185 Berry St Ste 160 San Francisco, CA 94107	Drug Delivery	Warrant	1.93%	Common Stock	459,183	1	1

Celator Pharmaceuticals, Inc.(3) 200 Princeton Suite 180 Ewing, NJ 08628	Drug Delivery	Warrant	0.61%	Common Stock	158,006	107	67

Celsion Corporation(3) 997 Lenox Drive Suite 100 Lawrenceville, NJ 08648	Drug Delivery	Warrant	0.98%	Common Stock	194,986	428	248

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)

Dance Biopharm, Inc.(13) 150 North Hill Drive Suite 24 Brisbane, CA 94005	Drug Delivery	Warrant	0.39%	Preferred Series A	97,701	$74	$109

Edge Therapeutics, Inc. 200 Connell Dr. Suite 1600 Berkeley Heights, NJ 07922	Drug Delivery	Warrant	0.56%	Preferred Series C-1	107,526	390	217

Kaleo, Inc. (p.k.a. Intelliject, Inc.) 111 Virginia St Ste 300 Richmond, VA 23219	Drug Delivery	Warrant	0.50%	Preferred Series B	82,500	594	1,108

Neos Therapeutics, Inc.(13) 2940 N. Highway 360 Suite 400 Grand Prarie, TX 75050	Drug Delivery	Warrant	0.81%	Preferred Series C	170,000	285	235

Revance Therapeutics, Inc.(3) 7555 Gateway Blvd Newark, CA 94560	Drug Delivery	Warrant	0.23%	Common Stock	53,511	557	64

Zosano Pharma, Inc.(14) 34790 Ardentech Court Fremont, CA 94555	Drug Delivery	Warrant	0.56%	Common Stock	31,674	164	179

Subtotal: Drug Delivery (0.40%)*						4,398	2,654

Drug Discovery & Development
ADMA Biologics, Inc.(3) 465 Route 17 South Ramsey, NJ 07446	Drug Discovery & Development	Warrant	0.97%	Common Stock	89,750	295	366
Anthera Pharmaceuticals, Inc.(3)(13) 25801 Industrial Blvd Suite B Hayward, CA 94545	Drug Discovery & Development	Warrant	0.18%	Common Stock	40,178	984	—
Aveo Pharmaceuticals, Inc.(3)(9)(13) 650 E Kendall Street Cambridge, MA 02142	Drug Discovery & Development	Warrant	1.16%	Common Stock	608,696	194	107
Cerecor Inc. 400 East Pratt Street Suite 606 Baltimore, MD 21202	Drug Discovery & Development	Warrant	0.38%	Preferred Series B	625,208	70	47
Chroma Therapeutics, Ltd.(4)(9) 93 Innovation Drive Milton Park Abingdon Oxon, UK OX14 4RZ	Drug Discovery & Development	Warrant	0.61%	Preferred Series D	325,261	490	—
Cleveland BioLabs, Inc.(3)(13) 73 High Street Buffalo, NY 14203	Drug Discovery & Development	Warrant	0.27%	Common Stock	156,250	105	10
Concert Pharmaceuticals, Inc.(3) 99 Hayden Avenue Suite 100 Lexington, MA 02421-7966	Drug Discovery & Development	Warrant	0.39%	Common Stock	70,796	367	164
Coronado Biosciences, Inc.(3) 24 New England Executive Park Suite 105 Burlington, MA 01803	Drug Discovery & Development	Warrant	0.16%	Common Stock	73,009	142	43

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Dicerna Pharmaceuticals, Inc.(3)(13) 480 Arsenal Street Building 1, Suite 120 Watertown, MA 02472	Drug Discovery & Development	Warrant	0.00%	Common Stock	200	$28	$—
Epirus Biopharmaceuticals, Inc.(3) 699 Boylston Street, 11th Floor Boston, MA 02116	Drug Discovery & Development	Warrant	0.50%	Common Stock	64,194	276	207
Genocea Biosciences, Inc.(3) 161 First Street, Suite 2C Cambridge, MA 02142	Drug Discovery & Development	Warrant	0.42%	Common Stock	73,725	266	188
Horizon Pharma, Inc.(3) 520 Lake Cook Road Suite 520 Deerfield, IL 60015	Drug Discovery & Development	Warrant	0.00%	Common Stock	3,735	52	4
Melinta Therapeutics 300 George Street Suite 301 New Haven, CT 06511	Drug Discovery & Development	Warrant	0.63%	Preferred Series 3	1,151,936	604	590
Nanotherapeutics, Inc.(13)	Drug Discovery & Development	Warrant	2.67%	Common Stock	171,389	838	1,421
13859 Progress Blvd. Suite 300
Alachua, FL 32615
Neothetics, Inc. (pka Lithera, Inc) (3)(13)	Drug Discovery & Development	Warrant	0.56%	Common Stock	46,838	266	122
9191 Towne Centre Drive Suite 400
San Diego, CA 92122
Neuralstem, Inc. (3)(13)	Drug Discovery & Development	Warrant	0.09%	Common Stock	75,187	77	71
20271 Goldenrod Lane 2nd floor
Germantown, MD 20876
Paratek Pharmaceutcals, Inc. (p.k.a Transcept Pharmaceuticals, Inc) (3)	Drug Discovery & Development	Warrant	0.04%	Common Stock	5,121	87	10
75 Kneeland Street Floor 6 Boston, MA 02111
uniQure B.V. (3)(4)(9)	Drug Discovery & Development	Warrant	0.21%	Common Stock	37,174	218	184
PO Box 22506
Amsterdam, Netherlands 1100 DA

Subtotal: Drug Discovery & Development (0.54%)*						5,359	3,534

Electronics & Computer Hardware
Clustrix, Inc.	Electronics & Computer Hardware	Warrant	0.32%	Common Stock	50,000	12	10
201 Mission Street Suite 800
San Francisco, CA 94105

Subtotal: Electronics & Computer Hardware (0.00%)*						12	10

Energy Technology
Agrivida, Inc. (13)	Energy Technology	Warrant	0.70%	Preferred Series D	471,327	120	186
200 Boston Avenue
Medford, MA 02155
Alphabet Energy, Inc. (13)	Energy Technology	Warrant	0.39%	Preferred Series A	86,329	81	135
26225 Eden Landing Road Suite D
Hayward, CA 94545

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
American Superconductor Corporation (3)	Energy Technology	Warrant	0.61%	Common Stock	588,235	$39	$40
64 Jackson Rd
Devens, MA 01434
Brightsource Energy, Inc. (13)	Energy Technology	Warrant	0.33%	Preferred Series 1	174,999	780	213
1999 Harrison Street Suite 2150
Oakland, CA 94612
Calera, Inc. (13)	Energy Technology	Warrant	0.17%	Preferred Series C	44,529	513	—
485 Alberto Way #210
Los Gatos, CA 95032
EcoMotors, Inc. (13)	Energy Technology	Warrant	0.75%	Preferred Series B	437,500	308	256
17000 Federal Dr. Suite 200
Allen Park, MI 48101
Fluidic, Inc.	Energy Technology	Warrant	0.16%	Preferred Series C	59,665	102	60
8455 North 90th Street Suite 4
Scottsdale, AZ 85258
Fulcrum Bioenergy, Inc.	Energy Technology	Warrant	0.28%	Preferred Series C-1	280,897	275	135
4900 Hopyard Road Suite 220
Pleasanton, CA 94588
GreatPoint Energy, Inc. (13)	Energy Technology	Warrant	0.12%	Preferred Series D-1	393,212	548	—
222 Third Street Suite 2163
Cambridge, MA 02142
Polyera Corporation (13)	Energy Technology	Warrant	0.52%	Preferred Series C	161,575	69	228
8045 Lamon Avenue #140
Skokie, IL 60077
SCIEnergy, Inc.	Energy Technology	Warrant	0.13%	Common Stock	530,811	181	—
4100 Alpha Road Suite 900	Energy Technology	Warrant	0.04%	Preferred Series 1	145,811	50	—
Dallas, TX 75244

Total SCIEnergy, Inc.					676,622	231	—

Scifiniti (pka Integrated Photovoltaics, Inc.) (13)	Energy Technology	Warrant	0.55%	Preferred Series A-1	390,000	82	65
51 Daggett Drive
San Jose, CA 95134
Solexel, Inc. (13)	Energy Technology	Warrant	0.62%	Preferred Series C	1,171,625	1,162	666
1530 McCarthy Blvd.
Milpitas, CA 95035
Stion Corporation (5)	Energy Technology	Warrant	7.89%	Preferred Series Seed	2154	1,378	—
6321 San Ignacio Avenue
San Jose, CA 95119
TAS Energy, Inc.	Energy Technology	Warrant	1.81%	Preferred Series F	428,571	299	157
6110 Cullen Blvd.
Houston, TX 77021
TPI Composites, Inc.	Energy Technology	Warrant	0.64%	Preferred Series B	160	273	107
8501 N Scottsdale Rd Gainey Center II, Suite 280
Scottsdale, AZ 85253
Trilliant, Inc. (13)	Energy Technology	Warrant	0.13%	Preferred Series A	320,000	161	32
1100 Island Drive #201
Redwood City, CA 94065

Subtotal: Energy Technology (0.35%)*						6,421	2,280

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Healthcare Services, Other
Chromadex Corporation (3)(13)	Healthcare Services, Other	Warrant	0.40%	Common Stock	419,020	$156	$106

10005 Muirlands Boulevard Suite G, First Floor Irvine, CA 92618

MDEverywhere, Inc. 230 Third Avenue Waltham, MA 02451	Healthcare Services, Other	Warrant	0.45%	Common Stock	129	94	11

Subtotal: Healthcare Services, Other (0.02%)*						250	117

Information Services

Cha Cha Search, Inc. (13) 14550 Clay Terrace Blvd. Suite 130 Carmel, IN 46032	Information Services	Warrant	0.21%	Preferred Series G	48,232	58	20

INMOBI Inc. (4)(9) 475 Brannan St, Suite 410 San Francisco, CA 94107	Information Services	Warrant	0.10%	Common Stock	42,187	74	72

InXpo, Inc. (13) 770 N Halsted Street Suite 6s Chicago, IL 60642	Information Services	Warrant	0.61%	Preferred Series C	648,400	98	26
	Information Services	Warrant	0.69%	Preferred Series C-1	740,832	58	30

Total InXpo, Inc.					1,389,232	156	56

RichRelevance, Inc. (13) 633 Folsom Street 4th Floor San Francisco, CA 94107	Information Services	Warrant	0.13%	Preferred Series E	112,612	98	—

Subtotal: Information Services (0.02%)*						386	148

Internet Consumer & Business Services

Blurb, Inc. (13) 580 California St Suite 300 San Francisco, CA 94104	Internet Consumer & Business Services	Warrant	0.40%	Preferred Series B	218,684	299	79
	Internet Consumer & Business Services	Warrant	0.43%	Preferred Series C	234,280	636	173

Total Blurb, Inc.					452,964	935	252

CashStar, Inc. (13) 25 Pearl Street Portland, ME 04101	Internet Consumer & Business Services	Warrant	0.56%	Preferred Series C-2	727,272	130	83

Gazelle, Inc. (13) 300 A Street 3rd floor Boston, MA 02210	Internet Consumer & Business Services	Warrant	2.12%	Preferred Series A-1	991,288	158	185

Just Fabulous, Inc. 2301 Rosecrans Avenue Suite 5000 Manhattan Beach, CA 90245	Internet Consumer & Business Services	Warrant	0.42%	Preferred Series B	206,184	1,101	1,490

Lightspeed POS, Inc. (4)(9) 7049 St-Urbain Montreal, Canada H2S 3H4	Internet Consumer & Business Services	Warrant	0.01%	Preferred Series C	24,561	20	60

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)

Prism Education Group, Inc. (13) 233 Needham Street Suite 580 Newton, MA 02464	Internet Consumer & Business Services	Warrant	0.81%	Preferred Series B	200,000	$43	$—

Progress Financial 1600 Seaport Blvd., Suite 250 Redwood City, CA 94063	Internet Consumer & Business Services	Warrant	0.08%	Preferred Series G	174,562	78	63

Reply! Inc. 12667 Alcosta Blvd. Suite 200 San Ramon, CA 94583	Internet Consumer & Business Services	Warrant	0.76%	Preferred Series B	137,225	320	—

ShareThis, Inc. (13) 4005 Miranda Avenue Suite 100 Palo Alto, CA 94304	Internet Consumer & Business Services	Warrant	0.93%	Preferred Series C	493,502	547	282

Tapjoy, Inc. 111 Sutter Street 12th Floor San Francisco, CA 94104	Internet Consumer & Business Services	Warrant	0.26%	Preferred Series D	430,485	263	125

Tectura Corporation 951 Old County Road Suite 2-317 Belmont, CA 94002	Internet Consumer & Business Services	Warrant	0.21%	Preferred Series B-1	253,378	51	—

Subtotal: Internet Consumer & Business Services (0.39%)*						3,646	2,540

Media/Content/Info

Mode Media Corporation (13) 2000 Sierra Point Pkwy Suite 1000 Brisbane, CA 94005	Media/Content/Info	Warrant	0.22%	Preferred Series D	407,457	482	—

Rhapsody International, Inc. (13) 701 5th Ave Suite 3100 Seattle, WA 98104	Media/Content/Info	Warrant	0.58%	Common Stock	715,755	385	358

Zoom Media Group, Inc. 112 Madison Avenue 8th floor New York, NY 10016	Media/Content/Info	Warrant	0.45%	Preferred Series A	1,204	348	382

Subtotal: Media/Content/Info (0.11%)*						1,215	740

Medical Devices & Equipment

Amedica Corporation (3)(13) 1885 West 2100 South Salt Lake City, UT 84119	Medical Devices & Equipment	Warrant	4.01%	Common Stock	516,129	459	—

Avedro, Inc. (13)	Medical Devices & Equipment	Warrant	0.80%	Preferred Series D	1,308,451	401	553
230 Third Avenue Waltham, MA 02451

Baxano Surgical, Inc.(3) 110 Horizon Drive Suite 230 Raleigh, NC 27615	Medical Devices & Equipment	Warrant	1.77%	Common Stock	882,353	439	—

Flowonix Medical Incorporated 500 International Drive Suite 200 Mount Olive, NJ 07828	Medical Devices & Equipment	Warrant	0.30%	Preferred Series E	66,568	203	228

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)

Gamma Medica, Inc. 12 Manor Parkway Unit 3 Salem, NH 3079	Medical Devices & Equipment	Warrant	1.30%	Preferred Series A	357,500	$170	$196

Gelesis, Inc.(5)(13) 500 Boylston Street Suite 1600 Boston, MA 02116	Medical Devices & Equipment	Warrant	0.76%	LLC Interest	263,688	78	1

Home Dialysis Plus, Inc. 1830 Bering Drive San Jose, CA 95112	Medical Devices & Equipment	Warrant	0.95%	Preferred Series A	500,000	402	587

InspireMD, Inc.(3)(4)(9) 4 Menorat Hamaor Street Tel Aviv, Israel 67448	Medical Devices & Equipment	Warrant	0.48%	Common Stock	168,351	242	12

Medrobotics Corporation(13) 475 Paramount Drive Raynham, MA 02767	Medical Devices & Equipment	Warrant	0.50%	Preferred Series E	455,539	370	182

MELA Sciences, Inc.(3) 50 South Buckhout Street Suite 1 Irvington, NY 10533	Medical Devices & Equipment	Warrant	1.33%	Common Stock	69,320	401	1

nContact Surgical, Inc 1001 Aviation Parkway Suite 400 Morrisville, NC 27560	Medical Devices & Equipment	Warrant	0.97%	Preferred Series D-1	201,439	266	450

NetBio, Inc. 830 Winter Street Waltham, MA 02451	Medical Devices & Equipment	Warrant	0.86%	Common Stock	2,568	408	60

NinePoint Medical, Inc.(13) 1 Kendall Square B7501 Cambridge, MA 02139	Medical Devices & Equipment	Warrant	0.53%	Preferred Series A-1	587,840	170	204
Novasys Medical, Inc. 39684 Eureka Drive Newark, CA 94560	Medical Devices & Equipment	Warrant	0.04%	Common Stock	109,449	2	—
	Medical Devices & Equipment	Warrant	0.19%	Preferred Series D	526,840	125	—
	Medical Devices & Equipment	Warrant	0.02%	Preferred Series D-1	53,607	6	—

Total Novasys Medical, Inc.					689,896	133	—

Optiscan Biomedical, Corp.(5)(13) 24590 Clawiter Road Hayward, CA 94545	Medical Devices & Equipment	Warrant	1.24%	Preferred Series D	10,535,275	1,252	219
Oraya Therapeutics, Inc. 8000 Jarvis Ave Newark, CA 94560	Medical Devices & Equipment	Warrant	0.00%	Common Stock	954	66	—
	Medical Devices & Equipment	Warrant	2.61%	Preferred Series 1	1,632,084	676	—
Total Oraya Therapeutics, Inc.					1,633,038	742	—

Quanterix Corporation 113 Hartwell Avenue Lexington, MA 02421	Medical Devices & Equipment	Warrant	0.18%	Preferred Series C	69,371	104	164

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
SonaCare Medical, LLC (pka US HIFU, LLC) 801 E. Morehead St., Suite 201 Charlotte, NC 28202	Medical Devices & Equipment	Warrant	0.02%	Preferred Series A	6,464	$188	$—
ViewRay, Inc.(13) 2 Thermo Fisher Way Oakwood Village, OH 44146	Medical Devices & Equipment	Warrant	0.39%	Preferred Series C	312,500	333	359

Subtotal: Medical Devices & Equipment (0.49%)*						6,761	3,216

Semiconductors
Achronix Semiconductor Corporation 2953 Bunker Hill Lane Suite 101 Santa Clara, CA 95054	Semiconductors	Warrant	0.25%	Preferred Series C	360,000	160	9
Avnera Corporation 1600 NW Compton Drive Ste 300. Beaverton, OR 97006	Semiconductors	Warrant	0.21%	Preferred Series E	102,958	14	32

Subtotal: Semiconductors (0.01%)*						174	41

Software
Atrenta, Inc. 2077 Gateway Place Suite 300 San Jose, CA 95110	Software	Warrant	0.28%	Preferred Series D	392,670	120	359
Braxton Technologies, LLC 6 North Tejon Street Suite 220 Colorado Springs, CO 80903	Software	Warrant	0.63%	Preferred Series A	168,750	188	—
CareCloud Corporation(13) 5200 Blue Lagoon Drive, Suite 900 Miami, FL 33126	Software	Warrant	1.08%	Preferred Series B	413,433	258	482
Clickfox, Inc.(13) 3445 Peachtree Road Suite 450 Atlanta, GA 30326	Software	Warrant	1.48%	Preferred Series B	1,038,563	330	783
	Software	Warrant	0.84%	Preferred Series C	592,019	730	555
	Software	Warrant	0.07%	Preferred Series C-A	46,109	14	35

Total Clickfox, Inc.					1,676,691	1,074	1,373

Daegis Inc. (pka Unify Corporation) (3)(13) 600 E. Las Colinas Blvd Suite 1500 Irving, TX 75039	Software	Warrant	4.39%	Common Stock	718,860	1,434	5

ForeScout Technologies, Inc. 900 E. Hamilton Avenue Suite 300 Campbell, CA 95008	Software	Warrant	0.13%	Preferred Series E	80,587	41	74

Hillcrest Laboratories, Inc. (13) 15245 Shady Grove Road Suite 400 Rockville, MD 20850	Software	Warrant	0.70%	Preferred Series E	1,865,650	54	106

JumpStart Games, Inc. (p.k.a Knowledge Holdings, Inc.) (13) 2301 Rosecrans Ave Suite 4100 Manhattan Beach, CA 90245	Software	Warrant	0.46%	Preferred Series E	614,333	15	8

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)

Mobile Posse, Inc. (13) 1320 Old Chain Bridge Rd Suite 240 McLean, VA 22101	Software	Warrant	1.08%	Preferred Series C	396,430	$130	$66

Neos Geosolutions, Inc. (13) 6210 Stoneridge Mall Suite 450 Pleasanton, CA 94588	Software	Warrant	0.23%	Preferred Series 3	221,150	22	—

NewVoiceMedia Limited(4)(9) Belvedere, Basing View Basingstoke, UK RG21 4NG	Software	Warrant	0.12%	Preferred Series E	225,586	33	34

Soasta, Inc. (13) 444 Castro Street 4th Floor Mountain View, CA 94041	Software	Warrant	0.42%	Preferred Series E	410,800	691	1,014

Sonian, Inc. (13) 3 Allied Drive Suite 155 Dedham, MA 02026	Software	Warrant	0.54%	Preferred Series C	185,949	106	72

StrongView Systems, Inc. 1300 Island Drive, Suite 200 Redwood Shores, CA 94065	Software	Warrant	0.67%	Preferred Series C	551,470	169	218

SugarSync, Inc. (13)	Software	Warrant	0.41%	Preferred Series CC	332,726	78	78

1810 Gateway Drive Suite 200 San Mateo, CA 94404	Software	Warrant	0.13%	Preferred Series DD	107,526	34	26

Total SugarSync, Inc.					440,252	112	104

Touchcommerce, Inc. (13) 29903 Agoura Road Agoura Hills, CA 91301	Software	Warrant	0.68%	Preferred Series E	992,595	252	164

White Sky, Inc. (13) 526 Clyde Avenue Mountain View, CA 94043	Software	Warrant	0.35%	Preferred Series B-2	124,295	54	4

Subtotal: Software (0.62%)*						4,753	4,083

Specialty Pharmaceuticals

Alimera Sciences, Inc. (3) 6120 Windward Parkway Suite 290 Alpharetta, GA 30005	Specialty Pharmaceuticals	Warrant	0.64%	Common Stock	285,016	728	656

QuatRx Pharmaceuticals Company 777 East Eisenhower Parkway Suite 100 Ann Arbor, MI 48108	Specialty Pharmaceuticals	Warrant	0.15%	Preferred Series E	155,324	308	—

Subtotal: Specialty Pharmaceuticals (0.10%)*					1,036	656

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Surgical Devices

Gynesonics, Inc. (13)	Surgical Devices	Warrant	0.11%	Preferred Series C	180,480	$74	$48

604 5th Ave Suite D Redwood City, CA 94063	Surgical Devices	Warrant	0.96%	Preferred Series D	1,575,965	320	562
Total Gynesonics, Inc.					1,756,445	394	610

Transmedics, Inc.	Surgical Devices	Warrant	0.11%	Preferred Series B	40,436	225	—

200 Minuteman Road Suite 302 Andover, MA 01810	Surgical Devices	Warrant	0.46%	Preferred Series D	175,000	100	352

Total Transmedics, Inc.					215,436	325	352

Subtotal: Surgical Devices (0.15%)*						719	962

Total Warrant Investments (3.81%)*						38,892	25,098

Total Investments (154.92%)*						$1,035,337	$1,020,737

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $46.1 million, $63.4 million and $17.3 million respectively. The tax cost of investments is $1.0 billion.
(3)	Except for warrants in twenty-nine publicly traded companies and common stock in thirteen publicly traded companies, all investments are restricted at December 31, 2014 and were valued at fair value as determined in good faith by the Audit Committee of the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Non-U.S. company or the company’s principal place of business is outside the United States.
(5)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns at least 5% but not more than 25% of the voting securities of the company.
(6)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns at least 25% of the voting securities of the company or has greater than 50% representation on its board. There were no control investments at December 31, 2014.
(7)	Debt is on non-accrual status at December 31, 2014, and is therefore considered non-income producing.
(8)	Denotes that all or a portion of the debt investment is convertible senior debt.
(9)	Indicates assets that the Company deems not “qualifying assets” under section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(10)	Denotes that all or a portion of the debt investment secures the notes offered in the Debt Securitizations (as defined in Note 4).
(11)	Denotes that all or a portion of the debt investment principal includes accumulated PIK, or paid-in-kind, interest and is net of repayments.
(12)	Denotes that all or a portion of the debt investment includes an exit fee receivable.
(13)	Denotes that all or a portion of the investment in this portfolio company is held by HT II or HT III, the Company’s wholly-owned SBIC subsidiaries.
(14)	Subsequent to December 31, 2014, this company completed an initial public offering. Note that the December 31, 2014 fair value does not reflect any potential impact of the conversion of our preferred shares to common shares which may include reverse splits associated with the offering.
(15)	The stated ‘Maturity Date’ for the Tectura assets reflects the last extension of the forbearance period on these loans. The borrower loans remain outstanding and management is continuing to work with the borrower to satisfy the obligations. The Company’s investment team and Investment Committee continue to closely monitor developments at the borrower company.

See notes to consolidated financial statements.

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the periods as of December 31, 2014, 2013, 2012, 2011, 2010, 2009, 2008, 2007, 2006 and 2005. The information as of December 31, 2014, 2013, 2012, 2011 and 2010 has been derived from our audited financial statements for these periods, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. The report of PricewaterhouseCoopers LLP on the senior securities table as of December 31, 2014 is attached as an exhibit to the registration statement of which this prospectus is a part. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit (2)	Average Market Value per Unit (3)
Bridge Loan Credit Facility with Alcmene Funding L.L.C.
December 31, 2005	$25,000,000	$2,505	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
December 31, 2010	—	—	N/A
December 31, 2011	—	—	N/A
December 31, 2012	—	—	N/A
December 31, 2013	—	—	N/A
December 31, 2014	—	—	N/A
Securitized Credit Facility with Wells Fargo Capital Finance
December 31, 2005	$51,000,000	$2,505	N/A
December 31, 2006	$41,000,000	$7,230	N/A
December 31, 2007	$79,200,000	$6,755	N/A
December 31, 2008	$89,582,000	$6,689	N/A
December 31, 2009 (6)	—	—	N/A
December 31, 2010 (6)	—	—	N/A
December 31, 2011	$10,186,830	$73,369	N/A
December 31, 2012	—	—	N/A
December 31, 2013	—	—	N/A
December 31, 2014	—	—	N/A
Securitized Credit Facility with Union Bank, NA
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009 (6)	—	—	N/A
December 31, 2010 (6)	—	—	N/A
December 31, 2011 (6)	—	—	N/A
December 31, 2012	—	—	N/A
December 31, 2013	—	—	N/A
December 31, 2014	—	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit (2)	Average Market Value per Unit
Small Business Administration Debentures (HT II)(4)
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	$55,050,000	$9,718	N/A
December 31, 2008	$127,200,000	$4,711	N/A
December 31, 2009	$130,600,000	$3,806	N/A
December 31, 2010	$150,000,000	$3,942	N/A
December 31, 2011	$125,000,000	$5,979	N/A
December 31, 2012	$76,000,000	$14,786	N/A
December 31, 2013	$76,000,000	$16,075	N/A
December 31, 2014	$41,200,000	$31,535	N/A
Small Business Administration Debentures (HT III)(5)
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
December 31, 2010	$20,000,000	$29,564	N/A
December 31, 2011	$100,000,000	$7,474	N/A
December 31, 2012	$149,000,000	$7,542	N/A
December 31, 2013	$149,000,000	$8,199	N/A
December 31, 2014	$149,000,000	$8,720	N/A
Senior Convertible Notes
December 31, 2011	$70,352,983	$10,623	$885
December 31, 2012	$71,435,783	$15,731	$1,038
December 31, 2013	$72,518,583	$16,847	$1,403
December 31, 2014	$17,344,916	$74,905	$1,290
April 2019 Notes
December 31, 2012	$84,489,500	$13,300	$986
December 31, 2013	$84,489,500	$14,460	$1,021
December 31, 2014	$84,489,500	$15,377	$1,023
September 2019 Notes
December 31, 2012	$85,875,000	$13,086	$1,003
December 31, 2013	$85,875,000	$14,227	$1,016
December 31, 2014	$85,875,000	$15,129	$1,026
2017 Asset-Backed Notes
December 31, 2012	$129,300,000	$8,691	$1,000
December 31, 2013	$89,556,972	$13,642	$1,004
December 31, 2014	$16,049,144	$80,953	$1,375
2024 Notes
December 31, 2014	$103,000,000	$12,614	$1,010
2021 Asset-Backed Notes
December 31, 2014	$129,300,000	$10,048	$1,000

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.
(3)	Not applicable because senior securities are not registered for public trading.
(4)	Issued by HT II, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.
(5)	Issued by HT III, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.
(6)	The Company’s Wells Facility and Union Bank Facility had no borrowings outstanding during the periods noted above.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors elects our officers who serve at the discretion of the Board of Directors. Our Board of Directors currently consists of six members, one who is an “interested person” of Hercules Technology Growth Capital as defined in Section 2(a)(19) of the 1940 Act and five who are not interested persons and who we refer to as our independent directors.

Directors, Executive Officers and Key Employees

Our executive officers, directors and key employees and their positions are set forth below. The address for each executive officer, director and key employee is c/o Hercules Technology Growth Capital, Inc., 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301.

Name	Age	Positions
Interested Director:
Manuel A. Henriquez(1)	51	Chairman of the Board of Directors, President and Chief Executive Officer
Independent Directors:
Robert P. Badavas	62	Director
Allyn C. Woodward, Jr.	74	Director
Thomas J. Fallon	53	Director
Susanne D. Lyons	58	Director
Joseph F. Hoffman	66	Director

Executive Officers:
Jessica Baron(2)	40	Vice President of Finance and Chief Financial Officer
Scott Bluestein	36	Chief Investment Officer
Andrew Olson	32	Controller

(1)	Mr. Henriquez is an interested person, as defined in section 2(a)(19) of the 1940 Act, of the Company due to his position as an executive officer of the Company.
(2)	On March 20, 2015, we announced that Ms. Baron decided to resign from her position within the next few months or until we identify her permanent successor. Ms. Baron will continue to direct our finance activities as chief financial officer until her departure date. We are in the process of conducting a national search for a new chief financial officer and expect to announce a succession plan on or before Ms. Baron’s departure date.

Set forth below is information regarding our current directors, including each director’s (i) name and age; (ii) a brief description of their recent business experience, including present occupations and employment during at least the past five years; (iii) directorships, if any, that each director holds and has held during the past five years; and (iv) the year in which each person became a director of the Company. As the information that follows indicates, the nominee and each continuing director brings strong and unique experience, qualifications, attributes, and skills to the Board. This provides the Board, collectively, with competence, experience, and perspective in a variety of areas, including: (i) corporate governance and Board service; (ii) executive management, finance, and accounting; (iii) venture capital financing with a technology-related focus; (iv) business acumen; and (v) an ability to exercise sound judgment.

Moreover, the nominating and corporate governance committee believes that it is important to seek a broad diversity of experience, professions, skills, geographic representation and backgrounds. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Our Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

Interested Director

Manuel A. Henriquez is a co-founder of the Company and has been our Chairman and CEO since December 2003 and our President since April 2005. Prior to co-founding the Company, Mr. Henriquez was a Partner at VantagePoint Venture Partners, a $2.5 billion multi-stage technology venture fund, from August 2000 through July 2003. Prior to VantagePoint Venture Partners, Mr. Henriquez was the President and Chief Investment Officer of Comdisco Ventures, a division of Comdisco, Inc., a leading technology and financial services company, from November 1999 to March 2000. Prior to that, from March 1997 to November 1999, Mr. Henriquez was a Managing Director of Comdisco Ventures. Mr. Henriquez was a senior member of the investment team at Comdisco Ventures that originated over $2.0 billion of equipment lease, debt and equity transactions from 1997 to 2000. Mr. Henriquez serves on the board of directors of Northeastern University, a global, experiential research university, the Lucile Packard Foundation for Children’s Health, the sole fundraising entity for Lucile Packard Children’s Hospital and the child health programs at Stanford University School of Medicine, as well as the Children’s Health Council, a diagnostic and treatment center for children and adolescents facing developmental and behavioral challenges. Mr. Henriquez received a B.S. in Business Administration from Northeastern University.

Through his broad experience as an officer and director of several private and public companies, in addition to skills acquired with firms engaged in investment banking, banking and financial services, Mr. Henriquez brings to the Company a unique business expertise and knowledge of financing technology related companies as well as extensive financial and risk assessment abilities. Mr. Henriquez possesses a vast array of knowledge in venture capital financing which assists us in the markets in which we compete. Mr. Henriquez’s years of experience as our Chairman and CEO since co-founding the Company demonstrates his leadership skills that are valuable in his role as our Chairman and CEO.

Independent Directors

Each of the following directors is “independent” under the NYSE rules and each of the following directors is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Robert P. Badavas has served as a director since March 2006. Since January 2012, Mr. Badavas has served as President and Chief Executive Officer of PlumChoice, Inc., a venture backed technology care, software and services company. Mr. Badavas also has served on the board of directors of PlumChoice since November 2010. Previously, Mr. Badavas served as President of Petros Ventures, Inc., a management and advisory services firm. Mr. Badavas was President and Chief Executive Officer of TAC Worldwide, a multi-national, technical workforce management and business services company, from December 2005 through October 2009, and was Executive Vice President and Chief Financial Officer of TAC Worldwide from November 2003 to December 2005. Prior to joining TAC Worldwide, Mr. Badavas was a Partner and Chief Operating Officer of Atlas Venture, an international venture capital firm, from September 2001 to September 2003 and Chief Executive Officer at Cerulean Technology, Inc., a venture capital backed wireless application software company. Since May 2007, Mr. Badavas has served on the board of directors and is chairman of the Audit Committee of Constant Contact, Inc. (NASDAQ: CTCT), a provider of email and other engagement marketing products and services for small and medium sized organizations. In addition, Mr. Badavas serves as vice-chairman of the board of trustees of Bentley University in Waltham, MA. Mr. Badavas also serves on the board of Hellenic College/Holy Cross School of Theology in Brookline, MA where he serves on the Executive Committee of the board as its Treasurer and Chair of the Real Estate and Investment Committees. Mr. Badavas is Chairman Emeritus of The Learning Center for the Deaf in Framingham, MA and currently serves on the board’s Advancement and Finance Committees. Mr. Badavas is a certified public accountant with nine years of experience at PricewaterhouseCoopers LLP, an independent registered public accounting firm. Also, Mr. Badavas has completed a program that studied strategies to make corporate boards more effective at the Harvard Business School. Mr. Badavas is active in board of director organizations and regularly attends professional seminars addressing issues of current import to boards of directors. Mr. Badavas is a magna cum laude graduate of Bentley University with a BS in Accounting and Finance.

Through his prior experience as a director, chief executive officer, chief operating officer and chief financial officer, Mr. Badavas brings business expertise, executive leadership experience, finance, and audit skills to his Board service with the Company. Mr. Badavas’ expertise, experience and skills closely align with our operations, and his prior investment experience with venture capital firms and technology companies facilitates an in-depth understanding of our investment business. Mr. Badavas’ expertise and experience also qualify him to serve as Chairman of our Audit Committee and as our audit committee financial expert.

Allyn C. Woodward, Jr. has served as a director since February 2004. Mr. Woodward was Vice Chairman of Adams Harkness Financial Group (AHFG-formerly Adams, Harkness & Hill) from April 2001 until January 2006 when AHFG was sold to Canaccord, Inc., an independent investment dealer. He previously served as President of AHFG from 1995 to 2001. AHFG was an independent institutional research, brokerage and investment banking firm headquartered in Boston, MA. Prior to joining AHFG, Mr. Woodward worked for Silicon Valley Bank from April 1990 to April 1995, initially as Executive Vice President and Co-founder of the Wellesley, MA office and subsequently as Senior Executive Vice President and Chief Operating Officer of the parent bank in California. Silicon Valley Bank is a commercial bank, headquartered in Santa Clara, CA whose principal lending focus is directed toward the technology, healthcare and venture capital industries. Prior to joining Silicon Valley Bank, Mr. Woodward was Senior Vice President and Group Manager of the Technology group at Bank of New England, Boston, MA where he was employed from 1963-1990. He is also a former Director and Chairman of LeCroy Corporation, which was sold in August 2012, and a former director of Viewlogic Systems, Inc. and Cayenne Software, Inc. Mr. Woodward serves on the boards of three private companies and is on the boards of advisors of five venture capital funds. Mr. Woodward holds an Executive Master Professional Director Certification, their highest level award, from the American College of Corporate Directors, a public company director education and credentialing organization, is a member of the Board Leaders Group, and is a member of the National Association of Corporate Directors. Mr. Woodward is on the Board of Overseers and a member of the Finance Committee of Newton Wellesley Hospital, a 250 bed hospital located in Newton, MA. Mr. Woodward is a member of the Investment Committee, the Finance Committee and the Private Equity Committee of Babson College in Babson Park, MA. Mr. Woodward graduated from Babson College with a degree in finance and accounting. He also graduated from the Stonier Graduate School of Banking at Rutgers University.

Mr. Woodward’s executive and board experience brings extensive business, finance and investment expertise to his Board service with the Company. His experiences with financial services, bank and technology related companies provide a unique perspective on matters involving business, finance and technology. Mr. Woodward’s many board related experiences makes him skilled in leading committees requiring substantive expertise. He is uniquely qualified to lead in the continued development of our Board’s policies regarding compensation and governance best practices by serving as Chairman of our Compensation Committee and Nominating and Corporate Governance Committee and by serving as our Lead Independent Director.

Thomas J. Fallon has serves as a director since July 2014. Mr. Fallon has served as Chief Executive Officer of Infinera Corporation since June 2013 and as a member of Infinera’s board of directors since July 2009. From January 2010 to June 2013, Mr. Fallon served as Infinera’s President and Chief Executive Officer, and Mr. Fallon served as Infinera’s Chief Operating Officer from October 2006 to December 2009, and as its Vice President of Engineering and Operations from April 2004 to September 2006. From August 2003 to March 2004, Mr. Fallon was Vice President, Corporate Quality and Development Operations of Cisco Systems, Inc., a networking and telecommunications company. From May 2001 to August 2003, Mr. Fallon served as General Manager of Cisco Systems’ Optical Transport Business Unit. Mr. Fallon holds a B.S.M.E. and M.B.A. from the University of Texas at Austin, and is currently a member of the Engineering Advisory Board of the University of Texas at Austin.

Through his experience as a senior executive, Mr. Fallon brings business expertise, finance and risk assessment skills to his Board service with the Company. Mr. Fallon’s experience and skills closely align with our business, and management experience facilitates an in-depth understanding of risks associated with technology related companies. Mr. Fallon’s business, finance and management expertise qualify him as a member of our Board of Directors.

Susanne D. Lyons has served as a director since March 2015. Ms. Lyons is a retired senior executive who has held top marketing and general management roles at some of the largest financial services companies in America, including VISA (USA), Charles Schwab & Co., Inc. and Fidelity Investments. She retired in September 2007 as the chief marketing officer for Visa (USA), where she was responsible for all aspects of brand, advertising and marketing services since June 2004. In her ten year career at Charles Schwab & Co., Inc. from April 1992 to May 2001, she held various marketing and general management positions, including enterprise president of retail client services. She also served as chief marketing officer from January 2000 to May 2001. Previously, Ms. Lyons spent ten years at Fidelity Investments from June 1982 to April 1992, where she held senior positions in marketing, product development and business strategy. Ms. Lyons currently serves on the board of directors of the U.S. Olympic Committee, a position she has held since December 2010. She has been president of the board of directors of Wildcare, a not-for-profit organization, since September 2008. She previously served on the board of directors of CNET Networks, Inc. from April 2007 to July 2008, until its acquisition by CBS Corp., as well as Gain Capital Holdings, Inc. from December 2008 to June 2013. Ms. Lyons also served on the advisory board of Marketo, Inc., a marketing automation software company, from February 2008 to January 2011. Ms. Lyons received her undergraduate degree from Vassar College and received her masters in business administration from Boston University.

Through her prior experience as a director and senior executive, Ms. Lyons brings business expertise, executive leadership experience and finance skills to her Board service with the Company. Ms. Lyons expertise, experience and skills closely align with our operations, and her prior experience facilitates an in-depth understanding of our investment business, which qualify her to serve as a member of our Board of Directors.

Joseph F. Hoffman has served as a director since April 2015. Mr. Hoffman is a former KPMG LLP audit partner and is an experienced board member. He has more than 36 years of business experience in all aspects of financial and SEC reporting. Mr. Hoffman served as KPMG Engagement or SEC Reviewing Partner from July 1983 to September 2009 for a variety of clients ranging in size from start-up companies to multi-national Fortune 500 enterprises. Mr. Hoffman’s client roster included clients in the following industries: software, communications, electronics, semiconductor, manufacturing and financial services. A State of California licensed CPA, Mr. Hoffman has been an advisor to client management and audit committees on complex accounting, audit, SEC reporting and internal control issues related to revenue recognition, business combinations, employee compensation, discontinued operations, and requirements of the Sarbanes-Oxley Act of 2002. Mr. Hoffman belongs to the California Society of Certified Public Accountants, the National Association of Corporate Directors and the Association of Governing Boards of Universities and Colleges. Since August 2013, Mr. Hoffman has served on the Board of Directors and has chaired the Audit Committee of LiveOps, Inc. Mr. Hoffman is a graduate of Willamette University (BA, Mathematics and Economics), where he has also been a Member of the Board of Trustees since May 2011. He earned his MBA from Stanford University.

Through his experience as a director and senior executive, Mr. Hoffman brings business expertise, finance and risk assessment skills to his Board service with the Company. Mr. Hoffman’s experience and skills closely align with our business, and management experience facilitates an in-depth understanding of risks associated with technology related companies. Mr. Hoffman’s business, finance and management expertise qualify him as a member of our Board of Directors.

Non-director Executive Officers

Jessica Baron joined our Company in October 2006 as Corporate Controller and was promoted to Vice President of Finance in October 2010. Effective June 1, 2011, our Board appointed Ms. Baron as Vice President of Finance and Interim Chief Financial Officer, and effective March 27, 2012, our Board appointed her as our permanent Chief Financial Officer. During her tenure at the Company, Ms. Baron has been involved in financial reporting, financial process and systems design and implementation. Prior to joining Hercules, she was served in strategic finance roles at Cisco Systems, Inc. from 2004 to 2006 and at Levi Strauss and Company from 2002 to 2004. Ms. Baron also served as a finance and accounting manager at Dominion Ventures and Dominion Capital Management from 2000 to 2002. She also was at PricewaterhouseCoopers LLP in supervisory roles in both its consulting and business assurance divisions from 1997 to 2000. Ms. Baron earned a Bachelor of Arts degree in Human Biology and a Master of Arts degree in Sociology from Stanford University and a Master of Business Administration degree with an emphasis in Finance from the University of California, Berkeley, Haas School of Business. She is a Certified Public Accountant in the state of California.

On March 20, 2015, we announced that Ms. Baron decided to resign from her position within the next few months or until we identify her permanent successor. Ms. Baron will continue to direct our finance activities as chief financial officer until her departure date. We are in the process of conducting a national search for a new chief financial officer and expect to announce a succession plan on or before Ms. Baron’s departure date.

Scott Bluestein joined our Company in November 2010 as Chief Credit Officer and was promoted to Chief Investment Officer in April 2014. Mr. Bluestein previously served as founder and partner of Century Tree Capital Management from February 2009 until June 2010. Prior to that, he was managing director at Laurus-Valens Capital Management, a New York based investment firm specializing in providing financing to small and micro cap growth oriented businesses through a combination of secured debt and equity securities, including new investments, portfolio management, and restructurings from June 2003 until February 2010. Previously, Mr. Bluestein worked at UBS Investment Bank, where he was a member of their Financial Institutions Coverage Group focused on the Financial Technology space. Mr. Bluestein received his Bachelor of Business Administration from Emory University.

Andrew Olson joined our Company in September 2014 as Controller, and is responsible for financial and regulatory reporting, and financial process and systems design and implementation. Prior to joining our Company, Mr. Olson served as a senior manager at PricewaterhouseCoopers LLP (“PwC”) in their Finance Services Assurance practice from 2006 to 2014. While at PwC, Mr. Olson developed extensive experience providing audit and consulting services to both regional and international financial institutions of various sizes and asset classes. Mr. Olson earned a B.A. in Business Economics from the University of California, Santa Barbara. He is a Certified Public Accountant in the state of California.

Board of Directors

The number of directors is currently fixed at six directors.

Our Board of Directors is divided into three classes. Class I directors hold office for a term expiring at the annual meeting of stockholders to be held in 2017, Class II directors hold office for a term expiring at the annual meeting of stockholders to be held in 2015 and Class III directors hold office for a term expiring at the annual meeting of stockholders to be held in 2016. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Messrs. Woodward and Fallon’s terms expire in 2015, Messrs. Henriquez and Hoffman’s terms expire in 2016 and Mr. Badavas and Ms. Lyons’ terms expire in 2017. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

Compensation of Directors

Our compensation committee has the authority from our board for the appointment, compensation and oversight of our outside compensation consultant. Our compensation committee generally engages a compensation consultant every other year to assist it with its responsibilities related to our director compensation program.

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of our current directors during the fiscal year ended December 31, 2014. Ms. Lyons joined our board on March 7, 2015, and she did not receive any director compensation during 2014. Mr. Hoffman joined our board on April 3, 2015, and he did not receive any director compensation during 2014. We provide further information relating to equity awards made to our non-employee directors below under “—2006 Non- Employee Director Plan.”

Name	Fees Earned or Paid in Cash($)	Stock Awards($)(1)	Option Awards($)(2)	All Other Compensation($)(3)	Total ($)
Robert P. Badavas	$133,500	$81,700	$7,825	$4,133	$227,158
Thomas J. Fallon	$18,500	$54,461	$5,217	$2,066	$80,244
Allyn C. Woodward, Jr.	$146,000	—	—	$3,099	$149,099
Manuel A. Henriquez(4)	—	—	—	—	—

(1)	During 2014, in connection with his re-election to our board, we granted Mr. Badavas a restricted stock award for 5,000 shares of common stock, and we granted Mr. Fallon a restricted stock award for 3,333 shares of common stock upon his appointment to our board. The amounts presented reflect the aggregate grant date fair value of the stock awards, as computed in accordance with FASB ASC Topic 718. The grant date fair value of each restricted stock award is measured based on the closing price of our common stock on the date of grant.
(2)	During 2014, in connection with his re-election to our board, we granted Mr. Badavas a stock option award with respect to 15,000 shares of our common stock, and, in connection with his appointment to our board, we granted Mr. Fallon a stock option award with respect to 10,000 shares of our common stock. The amounts presented reflect the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. The fair value of each stock option grant is estimated based on the fair market value of the option on the date of grant using the Black-Scholes-Merton option pricing model. For a further discussion on the valuation model and the assumptions used to calculate the fair value of our stock options, please see Note 7 to the consolidated financial statements included in our annual report on Form 10-K for the 2014 fiscal year.
(3)	Represents dividends paid during 2014 on unvested common stock under restricted stock awards.
(4)	As an employee director, Mr. Henriquez does not receive any compensation for his service as a director. The compensation Mr. Henriquez receives as our chief executive officer is disclosed in the Summary Compensation Table and elsewhere under “EXECUTIVE COMPENSATION.”

As of December 31, 2014, Messrs. Badavas, Fallon and Woodward had outstanding options in the amount of 20,000, 10,000 and 10,000, respectively. As of December 31, 2014, Messrs. Badavas, Fallon and Woodward held unvested shares of restricted stock in the amount of 5,000, 3,333 and 1,666, respectively.

Upon her appointment to our board in March 2015, Ms. Lyons received a restricted stock award with respect to 3,333 shares of our common stock and a stock option to purchase 10,000 shares of our common stock. Upon his appointment to our board in April 2015, Mr. Hoffman received a restricted stock award with respect to 3,333 shares of our common stock and a stock option to purchase 10,000 shares of our common stock.

As compensation for serving on our board, each of our independent directors receives an annual fee of $50,000 and the chairperson of each committee receives an additional $15,000 annual fee. Each independent director also receives $2,000 for each board or committee meeting they attend, whether in person or telephonically. In 2014, we granted each independent director an additional retainer of $50,000, which was distributed as shares of common stock in lieu of cash. In addition, upon re-election to the board of directors, each independent director is granted an option to purchase 15,000 shares and an additional award of 5,000 shares of restricted stock. Employee directors and non-independent directors do not receive compensation for serving on our board. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending board meetings.

Our board has implemented caps on the total annual compensation payable to our non-employee directors. Pursuant to the caps approved by our board, the total annual compensation payable to each director (other than the director serving as chair of our audit committee) will be limited to $175,000 per year. The total annual compensation payable to the director serving as chair of our audit committee will be limited to $200,000 per year.

Directors do not receive any perquisites or other personal benefits from us.

Under current SEC rules and regulations applicable to business development companies, referred to as a BDC, a BDC may not grant options or restricted stock to non-employee directors unless it receives exemptive relief from the SEC. We filed an exemptive relief request with the SEC to allow options and restricted stock to be issued to its non-employee directors, which was approved on October 10, 2007. On June 22, 2010, we received approval from the SEC regarding our exemptive relief request permitting its employees to exercise their stock options and restricted stock and pay any related income taxes using a cashless exercise program.

On June 21, 2007, our stockholders approved amendments to the Equity Plan and the 2006 Non-Employee Director Plan allowing for the grant of restricted stock. The Equity Plan and 2006 Non-Employee Director Plan limit the combined maximum amount of restricted stock that may be issued under both of the Equity Plan and 2006 Non-Employee Director Plan to 10% of the outstanding shares of our common stock on the effective date of the Equity Plan and 2006 Non-Employee Director Plan plus 10% of the number of shares of common stock issued or delivered by us during the terms of the Equity Plan and 2006 Non-Employee Director Plan.

Stock Ownership Guidelines

The Company implemented stock ownership guidelines which are outlined in the Company’s Corporate Governance Guidelines. The Company has implemented stock ownership guidelines because it believes that material stock ownership by directors plays a role in effectively aligning the interests of directors with those of our stockholders and strongly motivates the building of long-term stockholder value. Pursuant to the Company’s stock ownership guidelines, each director is required to beneficially own at least three times the individual’s annual retainer fee in Company stock, based on market value, within three years of joining the Company. The Board may make exceptions to this requirement based on particular circumstances. Each director has exceeded his respective guideline as of December 31, 2014.

CORPORATE GOVERNANCE

Our business, property and affairs are managed under the direction of our Board. Members of our Board are kept informed of our business through discussions with our Chairman and Chief Executive Officer, our Chief Financial Officer, our Chief Investment Officer, our Secretary and Chief Compliance Officer, and other officers and employees, and by reviewing materials provided to them and participating in meetings of the Board and its committees.

Corporate Governance Changes in Fiscal Year 2014 and for Fiscal Year 2015

Because our Board is committed to strong and effective corporate governance, it regularly monitors our corporate governance policies and practices to ensure we meet or exceed the requirements of applicable laws, regulations and rules, and the NYSE’s listing standards. The Board has approved Corporate Governance Guidelines that provide a framework for the operation of the Board and address key governance practices. The Board has adopted a number of policies to support our values and good corporate governance, including Corporate Governance Guidelines, Board committee charters, Insider Trading Policy, Code of Ethics, Code of Business Conduct and Related Person Transaction Approval Policy.

During fiscal year 2014 and for fiscal year 2015, our Board made changes to our corporate governance policies and practices, including:

•	reviewed our Compliance Manual and made changes, where required, with the approval of our Board; and

•

as a result of the ongoing plan to integrate our comprehensive compliance program, conducting training sessions in 2015 to remind employees of their obligations as employees and officers of the BDC and the specific policies and procedures that have been designed by us to reasonably ensure that the our employees are in compliance with federal securities laws and other laws.

Board Leadership Structure

Chairman and Chief Executive Officer

Our Board currently combines the role of Chairman of the Board with the role of Chief Executive Officer, coupled with a Lead Independent Director position to further strengthen our governance structure. Our Board believes this provides an efficient and effective leadership model for our Company. Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and alignment on corporate strategy. Since 2004, Mr. Henriquez has served as both Chairman of the Board and Chief Executive Officer.

No single leadership model is right for all companies at all times. Our Board recognizes that depending on the circumstances, other leadership models, such as a separate independent chairman of the board, might be appropriate. Accordingly, our Board periodically reviews its leadership structure.

Moreover, our Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and Chief Executive Officer. Specifically:

•	five of the six current directors of the Company are independent directors;

•	all of the members of the audit committee, compensation committee, and nominating and corporate governance committee are independent directors;

•	our Board and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Henriquez and other members of management;

•	our Board and its committees regularly conduct meetings which specifically include Mr. Henriquez;

•

our Board and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from our senior management and independent auditors; and

•	our Board and its committees interact with employees of the Company outside the ranks of senior management.

Lead Independent Director

Our Board has instituted the Lead Independent Director position to provide an additional measure of balance, ensure our Board’s independence, and enhance its ability to fulfill its management oversight responsibilities. Allyn C. Woodward, Jr., the Chairman of our Compensation Committee and our Lead Independent Director:

•	presides over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;

•	has the authority to call meetings of the independent directors;

•	frequently consults with the Chairman and Chief Executive Officer about strategic policies;

•	provides the Chairman and Chief Executive Officer with input regarding Board meetings;

•	serves as a liaison between the Chairman and Chief Executive Officer and the independent directors; and

•	otherwise assumes such responsibilities as may be assigned to him by the independent directors.

Having a combined Chairman and Chief Executive Officer, coupled with a substantial majority of independent, experienced directors, including a Lead Independent Director with specified responsibilities on behalf of the independent directors, provides the right leadership structure for our Company and is best for us and our stockholders at this time.

Board Oversight of Risk

While risk management is primarily the responsibility of our management team, our Board is responsible for oversight of the material risks faced by us at both the full Board level and at the committee level.

Our Audit Committee has oversight responsibility not only for financial reporting with respect to our major financial exposures and the steps management has taken to monitor and control such exposures, but also for the effectiveness of management’s enterprise risk management process that monitors and manages key business risks facing us. In addition to our Audit Committee, the other committees of the Board consider the risks within their areas of responsibility. For example, our Compensation Committee considers the risks that may be implicated by our executive compensation program.

Management provides regular updates throughout the year to our Board regarding the management of the risks they oversee at each regular meeting of our Board. Also, our Board receives presentations throughout the year from various department and business group heads that include discussion of significant risks as necessary. Additionally, our full Board reviews our short and long-term strategies, including consideration of significant risks facing our business and their potential impact.

Director Independence

The NYSE’s listing standards and Section 2(a)(19) of the 1940 Act require that a majority of our Board and every member of the Audit, Compensation, and Nominating and Corporate Governance Committees are “independent.” Under the NYSE’s listing standards and our Corporate Governance Guidelines, no director will be considered to be independent unless and until our Board affirmatively determines that such director has no direct or indirect material relationship with the Company or our management. Our Board reviews the independence of its members annually.

In determining that Messrs. Badavas, Woodward, Fallon, Hoffman and Ms. Lyons are independent, the Board, through the Nominating and Corporate Governance Committee, considered the financial services, commercial, family and other relationships between each director and his or her immediate family members or affiliated entities, on the one hand, and the Company and its subsidiaries, on the other hand.

Committees of the Board

Our Board has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. A brief description of each committee is included in this prospectus and the charters of the

Audit, Compensation, and Nominating and Corporate Governance Committees are available on the Investor Relations section of the Company’s website at http://investor.htgc.com/governance.cfm

The table below provides current membership (M) and chairmanship (C) information for each standing Board committee.

Name	Audit	Compensation	Nominating and Corporate Governance
Robert P. Badavas	C	M	M
Allyn C. Woodward, Jr.	M	C	C
Thomas J. Fallon	M	M	M
Susanne D. Lyons	M	M	M
Joseph F. Hoffman	M	—	—
Manuel A. Henriquez	—	—	—

During 2014, the Board held 18 Board meetings, 19 committee meetings and acted by written consent. All of the directors attended 100% of the full Board meetings and 94% of the respective committee meetings on which they serve. Each director makes a diligent effort to attend all Board and committee meetings, as well as the Annual Meeting of Stockholders. Each of the then-serving directors attended the Company’s 2014 Annual Meeting of Stockholders in person.

Audit Committee. Our Board has established an Audit Committee. The Audit Committee is comprised of Messrs. Badavas, Woodward, Fallon, Hoffman and Ms. Lyons, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the NYSE and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Badavas currently serves as Chairman of the Audit Committee and is an “audit committee financial expert” as defined by applicable SEC rules. The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities related to: (i) appointing, overseeing and replacing, if necessary, the independent auditor; (ii) overseeing the accounting and financial reporting processes of the Company and its subsidiaries; (iii) overseeing the integrity of the financial statements of the Company and its subsidiaries; (iv) establishing procedures for complaints relating to accounting, internal accounting controls or auditing matters, (v) examining the independence qualifications and; (vi) preparing the report required by the SEC to be included in the Company’s annual proxy statement; (vii) assisting the Board’s oversight of the Company’s compliance with legal and regulatory requirements; and (viii) assisting the Board in fulfilling its oversight responsibilities related to the systems of internal controls and disclosure controls which management has established regarding finance, accounting, and regulatory compliance. During the last fiscal year, the Audit Committee held seven meetings and acted by written consent.

The Audit Committee provides assistance to our Board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

•

annually, evaluating the appointment, compensation and retention of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and its subsidiaries, including resolution of disagreements between management and the independent auditor regarding financial reporting;

•	preapproving any independent auditors’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent auditors);

•

receiving formal written statements, at least annually, from the independent auditor regarding the auditor’s independence, including a delineation of all relationships between the auditor and the Company; discussing with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, addressing, at least annually, the matters, required by applicable requirements of the Public Company Accounting Oversight Board; recommending to the Board actions to satisfy the Board of the independence of the audit; and, if so determined by the Committee, recommending that the Board take appropriate action to oversee the independence of the auditor;

•

at least annually, obtaining and reviewing a report from the independent auditor detailing the firm’s internal quality control procedures, any material issues raised by the independent auditor’s internal quality control review, peer review or any governmental or other professional inquiry performed within the past five years and any remedial actions implemented by the firm and all relationships between the independent auditor and the Company;

•

annually, obtaining from the independent auditors a formal written statement of the fees billed in the last fiscal year for categories of services rendered by the independent auditors, and listed in the Committee charter;

•

monitoring the rotation of the lead (or coordinating) audit partner (or other employees of the independent auditor if required by SEC rules and regulations) having primary responsibility for the audit and the audit partner responsible for reviewing the audit;

•

considering the effect on the Company of: (i) any changes in accounting principles or practices proposed by management or the independent auditors; and (ii) any changes in service providers, such as the accountants, that could impact the Company’s internal control over financial reporting;

•

evaluating the efficiency and appropriateness of the services provided by the independent auditors, including any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information;

•	reviewing with the independent auditors the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

•	reviewing with the independent auditor the overall scope and plans for audits, including authority and organizational reporting lines and adequacy of staffing and compensation;

•

interacting with the independent auditors, including meeting with the independent auditors at least four times during each fiscal year, reviewing and, where necessary, resolving any problems or difficulties the independent auditor may have encountered in connection with the annual audit or otherwise, any management letters provided to the Committee and the Company’s responses;

•

reviewing and discussing with management and the independent auditor the Company’s system of internal controls (including any significant deficiencies in the design or operation of those controls which could adversely affect the Company’s ability to record, process, summarize and report financial data), its financial and critical accounting practices, and policies relating to risk assessment and management;

•

receiving and reviewing reports of the independent auditor discussing: (i) all critical accounting policies and practices to be used in the firm’s audit of the Company’s financial statements, (ii) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;

•	reviewing and discussing with management and the independent auditor the Company’s annual and quarterly financial statements;

•	discussing the Company’s earnings press releases, as well as the nature of financial information provided to analysts and rating agencies;

•	reviewing material pending legal proceedings involving the Company and other contingent liabilities;

•

periodically, meeting separately with management (or other personnel responsible for the internal audit function) and with independent auditors to discuss results of examinations of the Company’s internal controls and procedures;

•	discussing with the independent auditors the matters required to be communicated to the Audit Committee in accordance with Statement on Auditing Standards No. 61;

•

establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees, consultants or contractors of concerns regarding questionable accounting or accounting matters;

•	setting hiring policies relating to the Company’s hiring of employees or former employees of the independent auditors;

•	producing a Committee report for inclusion in the Company’s annual report on Form 10-K or proxy statement for the annual meeting of stockholders;

•	reviewing the adequacy of this audit committee charter annually and submitting an audit committee charter to Board for approval;

•	reporting recommendations to the Board on a regular basis and annually performing, or participating in, an evaluation of the Committee;

•	reviewing such other matters as the Board or the Committee shall deem appropriate;

•	determining funding necessary for ordinary administrative expenses that are necessary or appropriate in carrying out the Committee’s duties;

•

determining the fair value of the Company’s portfolio debt and equity securities and other assets in accordance with the 1940 Act and the valuation policies and procedures adopted by the Board, as amended from time to time, in order to recommend the portfolio valuation to the full Board for approval; and

•

retaining, terminating and determining the compensation for an independent valuation firm and any legal, accounting or other expert or experts to assist in: (i) reviewing the Company’s valuation processes applicable to non-publicly traded companies; (ii) reviewing fair market value calculations as requested from time to time with respect to select companies; and (iii) carrying out the Audit Committee’s duties and responsibilities.

Compensation Committee. Our Board has established a Compensation Committee. The Compensation Committee is comprised of Messrs. Badavas, Woodward, Fallon and Ms. Lyons, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the NYSE and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Woodward currently serves as Chairman of the Compensation Committee. The Compensation Committee determines compensation for our executive officers, in addition to administering the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan. During the last fiscal year, the Compensation Committee held seven meetings and acted by written consent.

The Compensation Committee provides assistance to our Board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

•	assisting the Board in developing and evaluating potential candidates for executive positions (including the Chief Executive Officer) and overseeing the development of executive succession plans;

•

annually, reviewing and approving corporate objectives relevant to the Chief Executive Officer and other executive officer’s total compensation, evaluating the Chief Executive Officer’s and other executive officers’ performance to ensure that it is designed to achieve the objectives of rewarding the Company’s executive officers appropriately for their contributions to corporate growth and profitability and, together with the Company’s Chief Executive Officer, evaluating and approving the compensation of the Company’s other executive officers;

•	annually, determining and approving the compensation paid to the Company’s Chief Executive Officer;

•

annually, reviewing the corporation’s compensation practices and the relationship among risk, risk management and compensation in light of the corporation’s objectives, including its safety and soundness and the avoidance of practices that would encourage excessive risk;

•

periodically, reviewing the Company’s incentive compensation plans and perquisites, making recommendations to the Board regarding the adoption of new employee incentive compensation plans and equity-based plans, and administering the Company’s existing incentive compensation plans and equity-based plans;

•	periodically, evaluating the compensation of directors and making recommendations regarding adjustments to such compensation;

•

producing a Committee report on executive compensation for inclusion in the Company’s annual report on Form 10-K or proxy statement for the Annual Meeting in accordance with Item 407(e)(5) of Regulation S-K;

•

annually reviewing and discussing with Company management the executive compensation disclosure to be included in the Company’s annual report on Form 10-K or the Company’s proxy statement for the Annual Meeting, including the Compensation Discussion and Analysis (“CD&A”) required by Item 402 of Regulation S-K, and subsequent to such review determining whether to recommend to the Board that such disclosure be included in the Company’s annual report on Form 10-K or the Company’s proxy statement for the Annual Meeting;

•	periodically, reviewing and assessing the adequacy of the Compensation Committee charter and submitting any changes to the Board for approval;

•	determining funding necessary for ordinary administrative expenses that are necessary or appropriate in carrying out the Committee’s duties;

•	regularly, reporting recommendations to the Board, and annually performing, or participating in, an evaluation of the Committee, the results of which shall be presented to the Board;

•

when it is determined by the Committee that a consulting firm (or other expert) is to assist in the assessment of the CEO’s or other senior executive officer’s compensation, the Committee is responsible for retaining and terminating such firm or experts and approving the consulting firm or other expert’s fee and other retention terms;

•	retaining legal, accounting or other experts that the Committee determines to be necessary to carry out its duties and determining compensation for such advisors; and

•	reviewing such other matters as the Board or the Committee deem appropriate.

Nominating and Corporate Governance Committee. Our Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of Messrs. Badavas, Woodward, Fallon and Ms. Lyons, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the NYSE and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Woodward currently serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will nominate to the Board for consideration candidates for election as directors to the Board. During the last fiscal year, the Nominating and Corporate Governance Committee held two meetings. The Nominating and Corporate Governance Committee met on July 8, 2014 and then again on April 3, 2015 to consider candidates for election to the Board for our 2015 Annual Meeting of Stockholders.

The Nominating and Corporate Governance Committee provides assistance to our Board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

•

identifying individuals qualified to become Board members, consistent with criteria approved by the Board, receiving nominations for such qualified individuals, selecting, or recommending that the Board select, the director nominees for the next Annual Meeting taking into account each candidate’s ability, judgment and experience and the overall diversity and composition of the Board;

•	recommending to the Board candidates for election to the Board and evaluating the Board in accordance with criteria set forth in the Committee charter;

•	monitoring Board composition and recommending candidates as necessary to ensure that the number of independent directors serving on the Board satisfies the NYSE and SEC requirements;

•

developing and periodically evaluating initial orientation guidelines and continuing education guidelines for each member of the Board and each member of each committee thereof regarding his or her responsibilities as a director generally and as a member of any applicable committee of the Board;

•	establishing a policy under which stockholders of the Company may recommend a candidate to the Nominating and Corporate Governance Committee for consideration for nomination as a director;

•	recommending to the Board qualified individuals to serve as committee members on the various Board committees;

•

recommending to the Board or to the appropriate committee thereto processes for annual evaluations of the performance of the Board, the Chairman of the Board and the Chief Executive Officer of the Company, and its standing Audit Committee and Compensation Committee;

•

clearly articulating to each director what is expected of their tenure on the Board, including directors’ basic duties and responsibilities with respect to attendance at Board meetings and advance review of meeting materials;

•

developing and periodically evaluating orientation guidelines and continuing education guidelines for each member of the Board and each member of each committee thereof regarding his or her responsibilities as a director generally and as a member of any applicable committee of the Board;

•

reviewing the Company’s practices and policies with respect to directors, including the size of the Board, the ratio of employee directors to non-employee directors, the meeting frequency of the Board and the structure of Board meetings and making recommendations to the Board with respect thereto;

•	overseeing the maintenance and presentation to the Board of management’s plans for succession to senior management positions in the Company;

•	monitoring and making recommendations to the Board on matters of Company policies and practices relating to corporate governance;

•	annually, evaluating the Company’s Code of Business Conduct and Ethics and, if appropriate, recommending changes to that code;

•	in concert with the Board, reviewing the Company’s policies with respect to significant issues of corporate public responsibility, including charitable contributions;

•	considering and reporting to the Board any questions of possible conflicts of interest of Board members;

•	reviewing stockholder proposals regarding corporate governance and making recommendations to the Board;

•	reviewing and assessing the adequacy of the Committee charter and the charters of other existing Board committees, submitting any changes to the Board for approval;

•	reporting committee actions to the Board on a regular basis and annually performing, or participating in, an evaluation of the Committee;

•	annually, performing or participating in, an evaluation of the performance of the Committee, the results of which shall be presented to the Board;

•	retaining and terminating a search firm to assist in the identification of director candidates, and approving the search firm’s fees and other retention terms; and

•	retaining legal, accounting or other experts that the Committee determines to be necessary to carry out its duties, and to determine compensation for such advisors.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with the Company’s bylaws and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to the Company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age, and address; class, series and number of shares of stock of the Company beneficially owned by the nominee, if any; the date such shares were acquired and the investment intent of such acquisition; whether such stockholder believes the individual is an “interested person” of the Company, as defined in the 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

•	the appropriate size and the diversity of the Company’s Board;

•	whether or not the nominee is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	experience with accounting rules and practices;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, or if the Nominating and Corporate Governance Committee recommends to expand the size of the Board, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Corporate Governance Committee and the Board provide suggestions as to individuals meeting the criteria of the Nominating and Corporate Governance Committee. Consultants may also be engaged to assist in identifying qualified individuals.

Communication with the Board

We believe that communications between our Board, our stockholders and other interested parties are an important part of our corporate governance process. Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations department at (650) 289-3060. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to Hercules Technology Growth Capital, Inc., c/o K. Benjamin Bang, Secretary, 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301. All stockholder communications received in this manner will be delivered to one or more members of the Board.

Allyn C. Woodward, Jr., the Chairman of the Compensation Committee and the Nominating and Corporate Governance Committee, currently serves as the Lead Independent Director, and presides over all meetings of the directors, including executive sessions of the independent directors. Parties may communicate directly with Mr. Woodward by sending their communications to Hercules Technology Growth Capital, Inc., c/o Benjamin Bang, Secretary. All communications received in this manner will be delivered to Mr. Woodward.

All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or the Codes, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to our Secretary and Chief Compliance Officer. The communication will be forwarded to the chair of the Audit Committee if the Secretary and Chief Compliance Officer determines that the matter has been submitted in conformity with our whistleblower procedures or otherwise determines that the communication should be so directed.

The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Code of Ethics

Our code of ethics, which is signed by directors and executive officers of the Company, requires that directors and executive officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of the Company. Pursuant to the code of ethics which is available on our website at http://investor.htgc.com/governance.cfm, each director and executive officer must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the Audit Committee. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by the Board.

Compensation Committee Interlocks and Insider Participation

All members of the Compensation Committee are independent directors and none of the members are present or past employees of the Company. No member of the Compensation Committee: (i) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934; or (ii) is an executive officer of another entity, at which one of our executive officers serves on the Board.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

This executive summary highlights key factors involved in the decisions by our compensation committee regarding 2014 named executive officer compensation. These factors are further described, along with others, later in this Compensation Discussion and Analysis, or CD&A.

2014 Performance Highlights

When determining the compensation to be paid to our named executive officers, referred to as NEOs, our compensation committee evaluates our performance relative to our Peer Group (as defined below under “—Assessment of Market Data; Peer Group”), as well as Hercules-specific performance factors. The primary relative and company-specific factors considered by our compensation committee with respect to 2014 include:

Superior relative performance	•

Three-Year Average Total Shareholder Return: We outperformed the majority of our Peer Group by generating an average total shareholder return of 93.6% over three years, compared to the median of 34.6% for our Peer Group.

	•	2014 Total Shareholder Return: We successfully navigated trends affecting our business and outperformed more than 84% of our Peer Group with respect to 2014 total shareholder return.
	•	2014 Return on Average Equity: We generated a 10.9% return on average equity, outperforming 90% of our Peer Group.
	•	2014 Return on Average Assets: We exceeded the performance of 83% of our Peer Group by generating a 6.0% return on average assets.

Record levels of new commitments and fundings	•	Total Investment Assets: Our total investment assets at fair value increased by 12.1% year-over-year to $1.02 billion as of December 31, 2014.
	•	Record Total New Commitments: Our 2014 total new debt and equity commitments reached a record level of $904.8 billion, a 28.3% increase from the prior year.
	•	Record Total New Fundings: During 2014, we had record total new fundings of $621.3 billion, up 25.5% from the prior year.

Strong liquidity position	We ended 2014 with $377.1 million in available liquidity, including $227.1 million in cash and $150.0 million in available credit facilities.

Further information relating to our financial performance during 2014 is provided in our annual report on Form 10-K for the fiscal year ending December 31, 2014.

Limitations Imposed by the 1940 Act Relating to Implementation of Non-Equity Incentive Plans

We are an internally-managed, non-diversified, closed-end investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to comply with certain regulatory requirements, including the 1940 Act, rules promulgated under the 1940 Act, and exemptive orders issued to us by the SEC. We refer to these requirements, rules and exemptive orders as the 1940 Act Requirements.

The 1940 Act Requirements limit our ability to implement non-equity incentive plans (i.e., cash incentive plans) that would restrict the discretion and decision-making authority of our compensation committee. The 1940 Act Requirements provide that we may maintain either an equity incentive plan or a cash incentive plan. We believe that equity incentives strongly align the interests of our stockholders with our executive officers and other employees, and, accordingly, we implemented an equity incentive plan in 2004. Given our 2004 Equity Incentive Plan, referred to as the Equity Plan, the 1940 Act Requirements prohibit us from also implementing a cash incentive plan that restricts our compensation committee’s discretion in the final determination of cash incentive awards.

While the 1940 Act Requirements provide that cash bonus awards remain subject to the ultimate discretion of our compensation committee, our compensation committee’s objective is to work within our regulatory framework to seek pay-for-performance alignment, to set compensation levels relative to our Peer Group (as defined below) and to implement compensation best practices.

Pay-for-Performance Alignment

We believe our compensation actions illustrate an alignment between the compensation of our NEOs and our performance during the relevant periods. Our compensation committee analyzes a broad range of individual performance factors and company performance factors, including those described above, with the objective of aligning NEO compensation to our performance relative to our Peer Group.

As noted above under “—2014 Performance Highlights,” our three-year average total shareholder return was 93.6%, compared to our Peer Group median of 34.6%, and our one-year total shareholder return for 2014 was greater than 84% of our Peer Group.

We believe our compensation actions relating to corporate and individual performance illustrate an alignment between the compensation of our NEOs during 2014, and the performance of Hercules on an absolute and relative basis. We further believe that our executive compensation programs utilize an effective mix of short- and long-term compensation components determined relative to key measures of our performance and the returns enjoyed by our stockholders. Consistent with our pay-for-performance philosophy, our compensation committee will make future compensation decisions in light of our performance, and, if our future performance were to lag behind our peers, our compensation committee would adjust NEO compensation accordingly.

2014 Advisory Vote on Executive Compensation; Continuing Stockholder Engagement

At our 2014 annual meeting of stockholders, our advisory vote on say-on-pay received strong support from our stockholders (approximately 83% of votes cast).

Our compensation committee views as important the continuing dialogue with our stockholders on compensation and other governance matters. In advance of our 2014 annual meeting of stockholders, we engaged in direct dialogue with our largest institutional stockholders to gain broad-based insights on our executive compensation and corporate governance practices. In connection with our 2015 annual meeting, we again solicited opportunities for feedback from each of our institutional stockholders, and we completed meetings with a number of our institutional stockholders, including our largest institutional stockholder. Given the benefits of stockholder engagement, we anticipate continuing our stockholder engagement efforts following the 2015 annual meeting and in advance of our future annual meetings.

Total Compensation Expense Relative to Peer Group

When sizing our cash bonus pool and allocating bonus awards, our compensation committee evaluated the total compensation paid to our NEOs and other employees against the expense ratios of other BDCs. With respect to 2014, our compensation committee considered company-wide compensation expense as a percentage of average assets among our Peer Group (as defined below). Based on this measure, our 2014 compensation expense was below the 25th percentile of our Peer Group.

2014 Named Executive Officers

This CD&A provides 2014 compensation information for the following NEOs. References to “current NEOs” in this CD&A are references to Mr. Henriquez, Ms. Baron and Mr. Bluestein, and references to “former NEOs” in this CD&A are references to Messrs. Shah, Fissori and Butler.

Name	Title
Manuel Henriquez	Chairman, President and Chief Executive Officer, or CEO
Jessica Baron(1)	Chief Financial Officer
Scott Bluestein	Chief Investment Officer
Parag Shah(2)	Former Senior Managing Director and Life Science Group Head
Todd Jaquez-Fissori(3)	Former Senior Managing Director and Clean Technology Group Head
Michael Butler(4)	Former General Counsel and Chief Compliance Officer

(1)	On March 20, 2015, we announced that Jessica Baron, our chief financial officer, decided to resign from her position within the next few months or until we identify her permanent successor. Ms. Baron will continue to direct our finance activities as chief financial officer until her departure date. We are in the process of conducting a national search for a new chief financial officer and expect to announce a succession plan on or before Ms. Baron’s departure date.
(2)	On December 3, 2014, Mr. Shah was no longer designated as an executive officer of Hercules. Mr. Shah will continue to work with our Life Sciences Group.
(3)	Mr. Fissori resigned on April 25, 2014. The compensation Mr. Fissori received up to April 25, 2014 is reflected in the tabular disclosure following this discussion.
(4)	Mr. Butler resigned on March 6, 2015. The compensation Mr. Butler received during 2014 is reflected in the tabular disclosure following this discussion.

Compensation Philosophy and Objectives

Our compensation programs are intended to align the interests of our stockholders with the interests of management, and to reward our NEOs for their collective and independent contributions to our performance. Our compensation programs are intended to, among other things:

•

provide the compensation and incentives necessary to attract, motivate and retain key executives critical to our continued success and growth, while also aligning management interests with the interests of our stockholders,

•	focus management behavior and decision-making on goals that are consistent with the overall strategy of the business,

•	ensure a linkage between NEO compensation and individual contributions to our performance, and

•	manage risk appropriately.

We believe that our continued success during 2014 was attributable to our ability to motivate and retain our outstanding executive team through the use of both short- and long-term incentive compensation programs, especially in an environment of competition for top-quality executive talent in the venture debt industry.

Overview

Our compensation objectives are achieved through our executive compensation program, which for 2014 consisted of the following elements:

Compensation Element	Form of Compensation	Compensation Objective
Annual Base Salary	Cash paid on a regular basis throughout the year	Provide a level of fixed income that is competitive and allows us to retain and attract executive talent

Annual Cash Bonus Awards	Cash awards paid on an annual basis following year-end	Reward executives who contribute to our financial performance and strategic success during the year, and reward individual NEO achievements

Long-Term Equity Incentive Awards	Equity incentive awards vesting ratably over three years based on continued employment with Hercules	Reward executives who contribute to our success through the creation of shareholder value and to provide meaningful retention incentives, and reward individual NEO achievements

Our compensation committee has also designed our compensation programs to reflect what it believes to be certain best practices in executive compensation. In particular:

•	we do not have employment agreements with any of our NEOs,

•	we do not provide for cash severance payments or change of control benefits,

•	we do not have guaranteed retirement benefits,

•	we do not provide our NEOs with executive perquisite allowances beyond the benefit programs offered to all of our employees,

•	stock options may not be repriced without stockholder approval, as required under applicable NYSE rules (and subject to other requirements under the 1940 Act),

•	our executive officers are not entitled to gross-up payments in respect of tax provisions under Section 280G of the Internal Revenue Code or otherwise,

•	we maintain stock ownership guidelines that require members of senior management to own at least two times his or her annual salary in our common stock, and

•	our compensation committee routinely engages an independent compensation consultant in connection with its review of incentive compensation.

We believe that the compensation package paid to each NEO with respect to our 2014 performance appropriately rewarded and retained the services of each NEO for his or her contribution to such performance.

Establishing Compensation Levels

Our compensation committee provides primary oversight of our compensation programs, including the design and administration of executive compensation plans, assessment and setting of corporate performance, as well as individual performance, metrics, and the approval of executive compensation. In addition, our compensation committee retains an independent compensation consultant, and where appropriate, discusses compensation–related matters with our CEO, as it relates to the other NEOs. Our compensation committee developed our 2014 compensation program, and the compensation paid to our NEOS during and in respect of 2014 was approved by our compensation committee, as well as all of our independent directors.

Role of Compensation Committee

Our compensation committee is comprised entirely of independent directors who are also non-employee directors as defined in Rule 16b-3 under the Exchange Act, independent directors as defined by the NYSE rules, and are not “interested persons” of Hercules, as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, referred to as the 1940 Act. Ms. Lyons and Messrs. Badavas, Fallon and Woodward are the members of the compensation committee, and Mr. Woodward chairs the committee.

Our compensation committee operates pursuant to a charter that sets forth the mission of the committee and its specific goals and responsibilities. A key component of our compensation committee’s goals and responsibilities is to evaluate and make recommendations to our board regarding the compensation of our NEOs, and to review their performance relative to their compensation to assure that they are compensated in a manner consistent with the compensation philosophy discussed above. In addition, our compensation committee evaluates and makes recommendations to our board regarding the compensation of the directors for their services. Annually, our compensation committee:

•	evaluates our CEO’s performance,

•	reviews our CEO’s evaluation of the other NEOs’ performance,

•	determines and approves the compensation paid to our CEO, and

•	with input from our CEO, reviews and approves the compensation of the other NEOs.

Our compensation committee periodically reviews our compensation programs and equity incentive plans to ensure that such programs and plans are consistent with our corporate objectives and appropriately align our NEOs’ interests with those of our stockholders. Our compensation committee also administers our stock incentive arrangements with our NEOs and other employees. Our compensation committee may not delegate its responsibilities discussed above.

Role of Compensation Consultant

Our compensation committee has engaged Frederic W. Cook & Co., Inc., referred to as F.W. Cook, as an independent outside compensation consultant to assist the compensation committee and provide advice on a variety of compensation matters relating to CEO compensation, compensation paid to our other NEOs, peer group selection, compensation program design, market and industry compensation trends, director compensation levels and regulatory developments. F.W. Cook was hired by and reports directly to the compensation committee. While F.W. Cook may work directly with our CEO or other members of management on behalf of the compensation committee, any such work is under the control and supervision of the compensation committee. Our compensation consultant does not provide any other services to Hercules. The compensation committee has assessed the independence of F.W. Cook pursuant to the NYSE rules, and Hercules has concluded that the consultant’s work for the compensation committee did not raise any conflicts of interest.

Role of Chief Executive Officer

From time to time and at our compensation committee’s request, our CEO will attend limited and selected portions of the committee’s meetings to discuss our performance and compensation-related matters. Our CEO does not attend executive sessions of the committee, unless invited by our compensation committee. While he does not participate in any deliberations relating to his own compensation, our CEO reviews on at least an annual basis the performance of each of the other NEOs and other executive officers. Based on these performance reviews and our overall performance, our CEO makes recommendations to our compensation committee on any changes to base salaries, annual bonuses and equity awards. Our compensation committee considers the recommendations submitted by our CEO, as well as data and analysis provided by management and F.W. Cook, but retains full discretion to approve or recommend for board approval all executive and director compensation.

Assessment of Market Data; Peer Group

To determine the competitiveness of executive compensation levels, our compensation committee analyzes market data of certain companies, including internally and externally managed BDCs, private equity firms and other asset management and financial services companies.

During 2015, our compensation committee, based on the advice of F.W. Cook, reviewed the peer group used in connection with prior compensation decisions. Based on this review, and the advice of F.W. Cook, our compensation committee updated our peer group to better align our peer group to our business. This peer group, referred to as our Peer Group, was used as a factor in determining the annual cash bonus awards made with respect to 2014 (which were paid in 2015), along with the various performance metrics outlined above under “—2014 Performance Highlights,” as well as the further considerations further described below under “—Annual Cash Bonus Awards”.

Our Peer Group consists of the following 20 internally managed and externally managed BDCs:

Internally Managed	Externally Managed
American Capital	Apollo Investment
KCAP Financial	Ares Capital
Main Street Capital	BlackRock Kelso Capital
MCG Capital	Fifth Street Finance
Medallion Financial	FS Investments
Triangle Capital	Golub Capital BDC
Medley Capital
New Mountain Finance
PennantPark Investment
Prospect Capital
Solar Capital
TCP Capital
TICC Capital
TPG Specialty

The following table provides further financial information with respect to our Peer Group as of December 31, 2014.

	Financial Information as of 12/31/14 ($M)
Company	Assets	Revenues	Market Cap	Employees	Mgmt Type(2)
Ares Capital	$9,498	$989	$4,902	737	E
American Capital	$7,640	$471	$3,940	256	I
Prospect Capital	$6,716	$773	$2,912	92	E
FS Investment	$4,355	$465	$2,385	40	E
Apollo Investment	$3,701	$428	$1,757	24	E
Fifth Street Finance	$2,950	$299	$1,228	40	E
Solar Capital	$1,686	$122	$765	n/d	E
Main Street Capital	$1,694	$141	$1,314	37	I
Golub Capital BDC	$1,461	$111	$845	70	E
PennantPark Investment	$1,421	$153	$716	n/d	E
New Mountain Finance	$1,515	$136	$865	100	E
Medley Capital	$1,298	$148	$543	44	E
TPG Specialty	$1,304	$163	$905	n/d	E
BlackRock Kelso Capital	$1,302	$134	$611	21	E
TCP Capital	$1,206	$107	$817	70	E
TICC Capital	$1,043	$117	$454	15	E
Triangle Capital	$984	$105	$668	25	I
Medallion Financial	$632	$42	$252	145	I
KCAP Financial(1)	$463	$53	$251	30	I
MCG Capital	$184	$27	$176	17	I
75th Percentile	$3,137	$331	$1,425	92
Median	$1,441	$138	$831	40
25th Percentile	$1,165	$110	$594	25
Hercules Tech Growth Capital	$1,299	$144	$955	62	I
Percentile Rank	33%	55%	64%	61%

(1)	Represents assets, revenues, and book value as of 9/30/14 because 10-K filing has been delayed.
(2)	“E” signifies that the BDC is externally managed, and “I” signifies that the BDC is internally managed.

The items taken into account by our compensation committee include, but are not limited to, base compensation, bonus compensation, restricted stock awards, carried interest and other compensation paid by other internally managed and externally managed BDCs, including the 2% base management fee and 20% incentive fee generally charged by externally managed BDCs. In addition to actual levels of compensation, our compensation committee also analyzed the approach other BDCs were taking with regard to their compensation practices. However, our compensation committee does not specifically benchmark the compensation of our NEOs against that paid by other companies with publicly traded securities because, in addition to our Peer Group, our competitors for executive talent also include private equity firms, venture capital firms, mezzanine lenders, hedge funds and other specialty finance companies that do not publicly disclose compensation paid to individual executive officers.

Assessment of Hercules Performance

In determining annual compensation for our NEOs, our compensation committee analyzes and evaluates the individual achievements and performance of our NEOs as well as the overall operating performance and achievements of Hercules. We believe that the alignment of (i) our business plan, (ii) stockholder expectations and (iii) our employee compensation is essential to long-term business success in the interest of our stockholders and employees and to our ability to attract and retain executive talent, especially in an environment of competition for top-quality executive talent in the venture debt industry. Our business plan involves taking on investment risk over an extended period of time, and a premium is placed on our ability to maintain stability and growth of net asset values as well as continuity of earnings growth to pass through to stockholders in the form of recurring dividends over the long term. Our strategy is to generate income and capital gains from our investments in the debt with warrant securities, and to a lesser extent direct equity, of our portfolio companies. This income supports the anticipated payment of dividends to our stockholders. Therefore, a key element of our return to stockholders is current income through the payment of dividends. This recurring payout requires a methodical asset acquisition analyses as well as highly active monitoring and management of our investment portfolio over time. To accomplish these functions, our business requires implementation and oversight by management and key employees with highly specialized skills and experience in the venture debt industry. A substantial part of our employee base is dedicated to the generation of new investment opportunities to allow us to sustain and grow dividends and to the maintenance of asset values in our portfolio.

In reviewing and approving compensation, the most significant company-specific performance factors considered by our compensation committee include the following:

•	total shareholder return,

•	return on shareholder’s equity, based on net investment income,

•	return on average assets, based on net investment income.

•	liquidity levels,

•	performance against annual gross commitment origination goals,

•	performance against annual gross funding goals,

•	gross new commitment yields,

•	our efficiency ratio, which measures the ratio of our compensation and administrative expenses versus our revenues,

•	total and net investment income,

•	realized and unrealized gains and losses, and

•	overall credit performance.

Elements of Executive Compensation and 2014 Compensation Determinations

Base Salary

We believe that base salaries are a fundamental element of our compensation program. Our compensation committee establishes base salaries for each NEO to reflect (i) the scope of the NEO’s industry experience, knowledge and qualifications, (ii) the NEO’s position and responsibilities and contributions to our business growth and (iii) salary levels and pay practices of those companies with whom we compete for executive talent.

Our compensation committee considers base salary levels at least annually as part of its review of the performance of NEOs and from time to time upon a promotion or other change in job responsibilities. During its review of base salaries for our executives, the compensation committee primarily considers: individual performance of the executive, including leadership and execution of strategic initiatives and the accomplishment of business results for our company; market data provided by our compensation consultant; our NEOs total compensation, both individually and relative to our other NEOs; and for NEOs other than the CEO, the base salary recommendations of our CEO.

At its meeting on May 21, 2014, recognizing the continuing compensation objectives of retaining its senior management team, our compensation committee approved salary increases for the NEOs listed below.

Mr. Bluestein’s salary increase also reflects the expansion of his responsibilities upon his promotion to Chief Investment Officer. No former NEO received a salary increase during 2014. The following table sets forth the 2013 and 2014 base salaries for Mr. Henriquez, Ms. Baron and Mr. Bluestein.

NEO	2013 Base Salary	2014 Base Salary	Percentage Increase
Manuel Henriquez	$757,050	$779,762	3.0%
Jessica Baron	$285,000	$293,550	3.0%
Scott Bluestein	$300,000	$420,000	40.0%

Annual Cash Bonus Awards

Our compensation committee, together with input from our CEO, developed a specific bonus pool for the 2014 operating year to be available for our annual cash bonus program. The amount determined to be available for our annual cash program was dependent upon many factors, including those outlined previously under “—2014 Performance Highlights” and “—Assessment of Hercules Performance”.

Our compensation committee designs our annual cash bonuses to motivate our NEOs to achieve financial and non-financial objectives consistent with our operating plan. As a general guideline, our compensation committee generally targets cash bonuses to amounts equal to 50% to 100% of an NEO’s base salary; however, such bonus amounts may exceed these targets in the event of exceptional company and individual performance.

Our compensation committee retains discretion in the sizing and awarding of cash bonuses for each NEO to ensure that individual bonus determinations appropriately balance the interests of our stockholders, while rewarding an NEO’s contributions to our performance. Accordingly, should actual company and NEO performance exceed expected performance during the year our compensation committee may adjust individual cash bonuses to take such superior performance into account. Conversely, if company and NEO performance is below expectations, our compensation committee will determine the NEO’s annual cash bonus in light of such performance.

We typically determine and award cash bonuses for our NEOs during the first quarter of the following year. In evaluating the performance of our NEOs to arrive at their 2014 cash bonus awards, our compensation committee considered the performance factor achievements discussed above under “—Assessment of Hercules Performance,” and the committee compared our performance and the returns of our stockholders against the performance and shareholder returns of other BDCs. Our compensation committee also considered the following aspects of our 2014 operating performance in the sizing of the bonus pool with respect to 2014 and in the determination of specific NEO cash bonus awards:

•

Superior relative performance—We outperformed the majority of our Peer Group by generating an average total shareholder return of 93.6% over three years, compared to the median of 34.6% for our Peer Group.

•	Total Investment Assets—Our total investment assets at fair value increased by 12.1% year-over-year to $1.02 billion as of December 31, 2014.

•	Record Total New Commitments—Our 2014 total new debt and equity commitments reached the record level of $904.8 billion, a 28.3% increase from the prior year.

•	Record Total New Fundings—During 2014, we had record total new fundings of $621.3 billion, up 25.5% from the prior year.

•	Strong liquidity position—We ended 2014 with $377.1 million in available liquidity, including $227.1 million in cash and $150.0 million in available credit facilities.

Our compensation committee further reviewed each NEO’s specific performance achievements and contributions to our 2014 financial performance.

When sizing our cash bonus pool and allocating bonus awards, our compensation committee also evaluated the total compensation paid to our NEOs and other employees against the expense ratios of other BDCs. With respect to 2014, the committee considered company-wide compensation expense as a percentage of average assets among the peers in the Peer Group. For the fiscal year ended December 31, 2014, our compensation expense fell below the 25th percentile of our Peer Group.

Based on the foregoing considerations and analysis, and after due deliberation, our compensation committee awarded our current NEOs the following annual cash bonuses with respect to 2014.

NEO	2014 Cash Bonus Award	As Percentage of 2014 Base Salary
Manuel Henriquez	$692,500	89%
Jessica Baron	$123,750	42%
Scott Bluestein	$233,750	56%

Long-Term Equity Incentive Compensation

Our long-term equity incentive compensation is designed to develop a strong linkage between pay and our strategic goals and performance, as well as to align the interests of our NEOs, and other executives and key employees, with those of our stockholders by awarding long-term equity incentives in the form of stock options and restricted stock. These awards are made pursuant to our Equity Plan, as amended, referred to as the Equity Plan.

Initial Option Grants

Historically, we have issued option awards under our Equity Plan upon initial employment. These options generally vest, subject to continued employment, over a period of three years. Options are granted as incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to the extent permitted, with the remainder granted as nonqualified stock options. The exercise price for option grants under our Equity Plan is equal to the closing price of our common stock on the NYSE on the date that such grant is approved by our board. On October 7, 2014, we issued option awards for the purchase of 85,000 shares of common stock under our Equity Plan to Mr. Butler upon the commencement of his employment.

Restricted Stock Awards

In May 2007, we received SEC exemptive relief, and our stockholders approved amendments to the Equity Plan, permitting us to grant restricted stock awards. We believe that annual restricted stock awards to our NEOs are a critical part of our compensation program as they allow us to:

•	align our business plan, stockholder interests and employee concerns,

•	manage dilution associated with equity-based compensation,

•	match the return expectations of the business more closely with our equity-based compensation plan, and

•	retain key management talent.

In our view, restricted stock motivates performance that is more consistent with the type of return expectations that we have established for our stockholders. Accordingly, our compensation committee awards annual restricted stock award grants to our NEOs. These awards typically vest over three years.

2014 Restricted Stock Awards

For 2014, when determining the size of restricted stock grants for our NEOs, our compensation committee assessed each NEO’s individual performance, our overall company performance, as well as the levels of equity compensation paid by other companies with whom we compete for executive talent.

The equity awards granted in April 2014 were, in large part, made with respect to individual and company performance and achievements during the prior fiscal year, which included the following:

•	Total Shareholder Return—The total realized shareholder return on our common stock during fiscal 2013 was approximately 59%, which ranked first against the relevant peer group (the 100th percentile).

•	Originations—We had record origination levels during 2013 of approximately $705.0 million in debt and equity commitments to new and existing portfolio companies.

•

Net Investment Income—During 2013, we increased our net investment income, or NII, by 52.0% to approximately $73.1 million, as compared to $48.1 million for fiscal 2012. NII per share increased by approximately 27.1% to $1.22 on 58.8 million basic weighted average shares outstanding, as compared to $0.96 per share on 49.1 million basic weighted average shares outstanding for fiscal 2012.

Based on this assessment, and after due consideration, our compensation committee awarded our NEOs the restricted stock awards on April 10, 2014 in the amounts and on the dates set forth in the table below. Following the April 10, 2014 restricted stock grants, our compensation committee awarded our NEOs further restricted stock grants in order to retain key executive talent in light of increased competition for the services of high-caliber executive officers and key employees. Subsequently, to ensure the retentive value of the restricted stock awards in light of competition for executive talent, in May 2014, our board approved amendments to accelerate the vesting schedules applicable to the awards made to Mr. Henriquez, Ms. Baron, Mr. Shah and Mr. Bluestein.

NEO	Grant Date	Restricted Stock Awards(1)	Fair Value of Restricted Stock Awards(2)
Manuel Henriquez	4/10/2014 4/15/2014	275,000 160,000	$ $	3,792,250 2,200,000
Jessica Baron	4/10/2014 4/14/2014	20,000 17,500	$ $	275,800 242,025
Scott Bluestein	4/10/2014 4/14/2014	25,000 45,000	$ $	344,750 622,350
Parag Shah	4/10/2014 4/14/2014	60,000 75,000	$ $	827,400 1,037,250
Todd Jaquez-Fissori	4/10/2014 4/14/2014	20,000 30,000	$ $	275,800 414,900

(1)	Pursuant to award amendments adopted by our board in May 2014, the restricted stock awards for our current NEOs and Mr. Shah vest as to one-half on the one year anniversary of the date of grant and quarterly over the succeeding 12 months. Mr. Fissori resigned from the Company on April 25, 2014, and he forfeited his 2014 restricted stock awards at such time. Mr. Butler was not an employee during April 2014, and he did not receive a restricted stock award.
(2)	Based on the closing prices per share of our common stock of $13.79, $13.83 and $13.75 on April 10, 2014, April 14, 2014 and April 15, 2014, respectively.

2015 Restricted Stock Awards

In March 2015, our compensation committee further assessed each current NEO’s individual performance, our overall company performance (including the performance factors detailed above under “—2014 Performance Highlights” and “—Annual Cash Bonus Awards”) and the levels of equity compensation paid by other companies with whom we compete for executive talent. Based on this assessment, and after due consideration, our compensation committee awarded the following restricted stock awards to our current NEOs, in the amounts and on the dates set forth in the tables below. The restricted stock awards listed below vest as to one-third of the shares underlying the awards on the first anniversary, and they vest as to the remaining shares in equal quarterly installments over the next two years.

NEO	Grant Date	Restricted Stock Awards	Fair Value of Restricted Stock Awards(1)
Manuel Henriquez	3/10/2015	318,983	$4,472,141
Jessica Baron	3/10/2015	19,104	$267,838
Scott Bluestein	3/10/2015	47,804	$670,212

(1)	Based on the closing price per share of our common stock of $14.02 on March 10, 2015.

We have not granted short-term equity awards during 2015.

Other Elements of Compensation; Benefits and Perquisites; Change of Control Payments

Severance

No NEO or employee of the Company has a written severance agreement or any other arrangement providing for payments or benefits upon a termination of employment.

Benefits and Perquisites

Our NEOs receive the same benefits and perquisites as other full-time employees. Our benefits program is designed to provide competitive benefits and is not based on performance. Other than the benefits described below, our NEOs do not receive any other benefits, including retirement benefits, or perquisites from Hercules. Our NEOs and other full-time employees receive general health and welfare benefits, which consist of life, long-term and short-term disability, health, dental, vision insurance benefits and the opportunity to participate in our defined contribution 401(k) plan. During 2014, our 401(k) plan provided for a match of contributions by the company for up to $17,000 per full-time employee.

Potential Payments Upon Termination or Change of Control

No NEO or employee of Hercules has a written employment agreement, or other agreement, providing for payments or other benefits in connection with a change of control of Hercules. Further, no NEO or any other employee is entitled to gross-up payments in respect of tax provisions under Section 280G of the Internal Revenue Code or otherwise.

Upon specified covered transactions (as defined in the Equity Plan), in which there is an acquiring or surviving entity, our board may provide for the assumption of some or all outstanding awards, or for the grant of new awards in substitution, by the acquirer or survivor or an affiliate of the acquirer or survivor, in each case on such terms and subject to such conditions as our board determines. In the absence of such an assumption or if there is no substitution, except as otherwise provided in the award, each award will become fully exercisable prior to the covered transaction on a basis that gives the holder of the award a reasonable opportunity, as determined by our board, to participate as a stockholder in the covered transaction following exercise, and the award will terminate upon consummation of the covered transaction. A covered transaction includes the following: (i) a merger or other transaction in which the company is not the surviving corporation or which results in the acquisition of all or substantially all of our then outstanding common stock by a single person or entity or by a group of persons and/or entities; (ii) a sale of substantially all of our assets; (iii) a dissolution or liquidation of Hercules; or (iv) a change in a majority of our board’s composition unless approved by a majority of the directors continuing in office.

While permitted transferees may exercise the vested portion of an outstanding option following the death of an employee, the vesting applicable to stock option awards and restricted stock awards do not accelerate upon an employee’s death or disability.

Internal Pay Equity Analysis

Our compensation program is designed with the goal of providing compensation to our NEOs that is fair, reasonable, and competitive. To achieve this goal, we believe it is important to compare compensation paid to each NEO not only with compensation in our comparative group companies, as discussed above, but also with compensation paid to each of our other NEOs. Such an internal comparison is important to ensure that compensation is equitable among our NEOs.

As part of our compensation committee’s review, we made a comparison of our CEO’s total compensation paid for the year ending December 31, 2014 against that paid to our other NEOs during the same year. Upon review, our compensation committee determined that our CEO’s compensation relative to that of our other NEOs was justified because of his level and scope of responsibilities, expertise and performance history, and other factors deemed relevant by our compensation committee, as compared to the other NEOs. Our compensation committee also reviewed the mix of the individual elements of compensation paid to our NEOs for this period, the individual performance of each NEO and any changes in responsibilities of the NEO. Based on its review, our compensation committee determined that our CEO’s total compensation comprising base salary, annual cash bonus and long-term equity incentive awards was properly aligned in comparison to total compensation paid to the other NEOs.

Stock Ownership Guidelines

We maintain stock ownership guidelines, which are outlined in our corporate governance guidelines, because we believe that material stock ownership by our executives plays a role in effectively aligning the interests of these employees with those of our stockholders and strongly motivates our executives to build long-term shareholder value. Pursuant to our stock ownership guidelines, each member of senior management is required to beneficially own at least two times the individual’s annual salary in Hercules common stock, based on market value, within three years of joining Hercules. Our Board may make exceptions to this requirement based on particular circumstances; however, no exceptions have been made for our current NEOs. Each of our current NEOs has exceeded his respective guideline as of April 15, 2015.

Tax and Accounting Matters

Stock-Based Compensation. We account for stock-based compensation, including options and shares of restricted stock granted pursuant to our Equity Plan and 2006 Non-Employee Director Plan in accordance with the requirements of FASB ASC Topic 718. Under the FASB ASC Topic 718, we estimate the fair value of our option awards at the date of grant using the Black-Scholes-Merton option-pricing model, which requires the use of certain subjective assumptions. The most significant of these assumptions are our estimates on the expected term, volatility and forfeiture rates of the awards. Forfeitures are not estimated due to our limited history but are reversed in the period in which forfeiture occurs. As required under the accounting rules, we review our valuation assumptions at each grant date and, as a result, are likely to change our valuation assumptions used to value stock-based awards granted in future periods. We estimate the fair value of our restricted stock awards based on the grant date market closing price.

Deductibility of Executive Compensation. When analyzing both total compensation and individual elements of compensation paid to our NEOs, our compensation committee considers the income tax consequences to Hercules of its compensation policies and procedures. In particular, our compensation committee considers Section 162(m) of the Internal Revenue Code, which limits the deductibility of non-performance-based compensation paid to certain of the NEOs to $1,000,000 per affected NEO. Our compensation committee intends to balance its objective of providing compensation to our NEOs that is fair, reasonable, and competitive with the company’s capability to take an immediate compensation expense deduction. Our board believes that the best interests of Hercules and our stockholders are served by executive compensation programs that encourage and promote our principal compensation philosophy, enhancement of shareholder value, and permit our compensation committee to exercise discretion in the design and implementation of compensation packages. Accordingly, we may from time to time pay compensation to our NEOs that may not be fully tax deductible, including certain bonuses and restricted stock. Stock options granted under our stock plan are intended to qualify as performance-based compensation under Section 162(m) and are generally fully deductible. We will continue to review our executive compensation plans periodically to determine what changes, if any, should be made as a result of the limitation on deductibility.

Compensation Committee Report

We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussions with management, we recommend to the board that the Compensation Discussion and Analysis be included in this prospectus.

Respectfully Submitted,

The Compensation Committee

Allyn C. Woodward, Jr., Chairman
Robert P. Badavas
Thomas J. Fallon
Susanne D. Lyons

Risk Assessment of the Compensation Programs

Our board believes that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on Hercules. We have designed our compensation programs, including our incentive compensation plans, with specific features to address potential risks while rewarding employees for achieving long-term financial and strategic objectives through prudent business judgment and appropriate risk taking. The “Compensation Discussion and Analysis” section describes generally our compensation policies and practices that are applicable for our executive officers. We use common variable compensation designs, with a significant focus on individual contributions to our performance, along with achievement of certain corporate objectives, as generally described in the foregoing Compensation Discussion and Analysis.

In view of the current economic and financial environment, our compensation committee and our board reviewed our compensation programs to assess whether any aspect of the programs would encourage any of our employees to take any unnecessary or inappropriate risks that could threaten the value of Hercules. Our compensation committee has designed our compensation programs to reward our employees for achieving annual profitability and long-term increase in shareholder value.

Our board recognizes that the pursuit of corporate objectives possibly leads to behaviors that could weaken the link between pay and performance, and, therefore, the correlation between the compensation delivered to employees and the return realized by stockholders. Accordingly, our compensation committee has designed our executive compensation program to mitigate these possibilities and to ensure that our compensation practices and decisions are consistent with our risk profile. These features include the following:

•	bonus payouts and equity incentive awards that are not based solely on corporate performance objectives, but are also based on individual performance levels,

•	the financial opportunity in our long-term equity incentive program that is best realized through long-term appreciation of our stock price, which mitigates excessive short-term risk-taking,

•	annual cash bonuses that are paid after the end of the fiscal year to which the bonus payout relates,

•	the engagement and use of a compensation consultant,

•	the institution of stock ownership guidelines applicable to our executive officers, and

•	final decision making by our compensation committee and our board on all awards.

Additionally, our compensation committee considered an assessment of compensation-related risks for all of our employees. Based on this assessment, the committee concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on Hercules. In making this evaluation, our compensation committee reviewed the key design elements of our compensation programs in relation to industry “best practices,” as well as the means by which any potential risks may be mitigated, such as through our internal controls and oversight by management and our board. In addition, management completed an inventory of incentive programs below the executive level and reviewed the design of these incentives and concluded that such incentive programs do not encourage excessive risk-taking.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

Name and Principal Position	Year	Salary($)(1)	Bonus($)(2)	Stock Awards($)(3)	Option Awards($)(3)	All Other Compensation($)(4)	Total($)
Manuel Henriquez	2014	$779,762	$692,500	$5,992,250	—	$804,675	$8,269,187
Chairman & Chief Executive Officer	2013	$757,050	$1,136,000	$3,819,994	—	$639,950	$6,352,994
	2012	$735,000	$880,000	$2,648,450	—	$439,683	$4,703,133

Jessica Baron	2014	$293,550	$123,750	$517,825	—	$109,841	$1,044,966
Chief Financial Officer	2013	$285,000	$287,442	$410,004	—	$106,821	$1,089,267
	2012	$235,000	$180,000	$653,600	—	$69,720	$1,138,320

Scott Bluestein	2014	$420,000	$233,750	$967,100	—	$144,396	$1,765,146
Chief Investment Officer	2013	$300,000	$360,000	$699,994	—	$107,645	$1,467,640
	2012	$270,000	$185,000	$378,350	—	$45,075	$878,425

Parag Shah	2014	$245,906	$68,750	$1,864,650	—	$265,792	$2,445,098
Former Sr. Managing Director, Life Science Group Head	2013	$347,162	$350,000	$845,003	—	$225,899	$1,768,064
	2012	$337,050	$195,000	$1,140,455	—	$212,965	$1,885,470

Todd Jaquez-Fissori	2014	$82,416	$—	$690,700	—	$18,632	$791,748
Former Sr. Managing Director, Energy Technology Group Head	2013	$260,000	$312,000	$293,755	—	$80,056	$945,811
	2012	$225,000	$225,000	$439,450	—	$44,550	$934,000

Michael Butler	2014	$68,750	$—	—	$38,982	$22,558	$130,290
Former General Counsel and Chief Compliance Officer

(1)	Salary column amounts represent base salary compensation received by each NEO for the listed fiscal year. The amount presented for Mr. Fissori is the pro rata portion of his annual base salary paid through the date of his resignation from Hercules. Mr. Butler’s employment commenced during October 2014.
(2)	Bonus column amounts represent the annual cash bonus earned during the fiscal year and awarded and paid out during the first quarter of the following fiscal year. The bonus amount for Ms. Baron for 2013 also includes a one-time bonus payment of $16,442, which was awarded to her on September 12, 2013 in light of her strong continued performance during 2013.
(3)	The amounts reflect the aggregate grant date fair value of restricted stock and stock option awards made to our NEOs during the applicable year computed in accordance with FASB ASC Topic 718. The grant date fair value of each restricted stock award is measured based on the closing price of our common stock on the date of grant.
(4)	All Other Compensation column includes the following:
•

We made matching contributions under our 401(k) plan of (a) $17,000 in 2014 to Messrs. Henriquez, Shah and Bluestein and Ms. Baron, and $6,766 in 2014 to Mr. Jacquez-Fissori; (b) $17,000 in 2013 to Messrs. Henriquez, Shah, Bluestein and Jacquez-Fissori and Ms. Baron; and (c) $6,500 in 2012 to Messrs. Henriquez, Shah, Bluestein and Jacquez-Fissori and Ms. Baron.

•

Dividends to Messrs. Henriquez, Shah, Bluestein, Jacquez-Fissori, and Ms. Baron in the amount of $787,675, $248,792, $127,396, $11,866 and $92,841, respectively, were paid on unvested restricted stock awards during 2014.

•

Dividends to Messrs. Henriquez, Shah, Bluestein, Jacquez-Fissori, and Ms. Baron in the amount of $622,950, $208,899, $90,645, $63,056 and $89,821, respectively, were paid on unvested restricted stock awards during 2013.

•

Dividends to Messrs. Henriquez, Shah, Bluestein, Jacquez-Fissori, and Ms. Baron in the amount of $433,183, $206,465, $38,575, $38,050 and $63,220, respectively, were paid on unvested restricted stock awards during 2012.

•	Mr. Butler received $22,558 in relocation expense reimbursement in connection with his commencement of employment. Our NEOs did not receive any other perquisites or personal benefits from Hercules.

Grants of Plan Based Awards in 2014

NEO	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units(1)	All Other Option Awards: Number of Securities Underlying Options(1)	Grant Date Fair Value of Stock and Option Awards(2)
Manuel Henriquez	4/10/2014 4/15/2014	275,000 160,000	— —	$ $	3,792,250 2,200,000
Jessica Baron	4/10/2014 4/14/2014	20,000 17,500	— —	$ $	275,800 242,025
Scott Bluestein	4/10/2014 4/14/2014	25,000 45,000	— —	$ $	344,750 622,350
Parag Shah	4/10/2014 4/14/2014	60,000 75,000	— —	$ $	827,400 1,037,250
Todd Jaquez-Fissori	4/10/2014 4/14/2014	20,000 30,000	— —	$ $	275,800 414,900
Michael Butler	10/7/2014	—	85,000		$38,982

(1)	Restricted stock awards vest as to one-half of the award on the one year anniversary of the date of the grant and quarterly over the succeeding 12 months. When payable, dividends are paid on a current basis on the unvested shares. Mr. Fissori resigned as of April 25, 2014. Upon his resignation, Mr. Fissori forfeited all of his unvested restricted stock Mr. Butler resigned as of March 6, 2015. Upon his resignation, Mr. Butler forfeited his entire option award, none of which was vested and exercisable at the time of his resignation.
(2)	The amounts reflect the aggregate grant date fair value of computed in accordance with FASB ASC Topic 718.

Outstanding Equity Awards at Fiscal Year End, December 31, 2014

Name and Principal Position	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)
Manuel Henriquez	—	—	—	—		7,813	$116,257
	—	—	—	—		76,563	$1,139,257
	—	—	—	—		12,972	$193,023
	—	—	—	—		110,554	$1,645,043
	—	—	—	—		275,000	$4,092,000
	—	—	—	—		160,000	$2,380,800
Jessica Baron	—	—	—	—		10,172	$151,359
	—	—	—	—		782	$11,636
	—	—	—	—		10,938	$162,757
	—	—	—	—		7,813	$116,257
	—	—	—	—		1,769	$26,322
	—	—	—	—		20,000	$297,600
	—	—	—	—		17,500	$260,400
Scott Bluestein	—	—	—	—		469	$6,978
	—	—	—	—		10,938	$162,757
	—	—	—	—		1,966	$29,254
	—	—	—	—		25,000	$372,000
	—	—	—	—		22,111	$329,011
	—	—	—	—		45,000	$669,600
Parag Shah	—	—	—	—		3,907	$58,136
	—	—	—	—		32,969	$490,578
	—	—	—	—		1,917	$28,524
	—	—	—	—		28,745	$427,725
	—	—	—	—		60,000	$892,800
	—	—	—	—		75,000	$1,116,000
Todd Jaquez-Fissori(2)	—	—	—	—		—	—
Michael Butler(3)	—	85,000	$14.49		(3)

(1)	Market value is computed by multiplying the closing market price of the Company’s stock at December 31, 2014 by the number of shares.
(2)	Mr. Fissori resigned as of April 25, 2014. Upon his resignation, he forfeited all of his unvested restricted stock.
(3)	Mr. Butler resigned as of March 6, 2015. Upon his resignation, he forfeited his entire option award, none of which was vested and exercisable at the time of his resignation.

Options Exercised and Stock Vested in 2014

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Manuel Henriquez	—	—	283,351	$4,379,489
Jessica Baron	—	—	38,886	$599,951
Scott Bluestein	95,539	$447,122	41,579	$642,497
Parag Shah	—	—	85,895	$1,327,094
Todd Jaquez-Fissori	—	—	13,047	$201,875
Michael Butler	—	—	—	—

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2014, with respect to compensation plans under which the Company’s equity securities are authorized for issuance:

Plan Category	(a) Number of Securities to be issued upon exercise of outstanding options, restricted stock and warrants	(b) Weighted- average exercise price of outstanding options, restricted stock and warrants	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders:
2004 Equity Incentive Plan	655,672	$14.60	593,779
2006 Non-Employee Director Plan	40,000	$14.19	819,999
Equity compensation plans not approved by stockholders			—
Total	695,672	$14.40	1,413,778

2004 Equity Incentive Plan

Our board of directors and our stockholders have approved our Equity Plan to align our employees’ interest with the performance of our Company and to attract and retain the services of executive officers and other key employees. Under our Equity Plan our compensation committee may award incentive stock options, referred to as ISOs, within the meaning of Section 422 of the Code, and non-qualified stock options to employees and employee directors. The following is a summary of the material features of our Equity Plan.

Under our Equity Plan, we have authorized for issuance up to 8,000,000 shares of common stock of which 103,996 shares were available for issuance as of April 15, 2015. Participants in our Equity Plan may receive awards of options to purchase our common stock and/or restricted shares, as determined by our compensation committee. Options granted under our Equity Plan generally may be exercised for a period of no more than ten years from the date of grant unless the option agreement provides for an earlier expiration. Unless sooner terminated by our board of directors, our Equity Plan will terminate on the tenth anniversary of the date it was last approved by our stockholders. Such approval was last given by our stockholders on June 1, 2011. Our Equity Plan provides that all awards granted under the plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act applicable to us.

Options granted under our Equity Plan will entitle the optionee, upon exercise, to purchase shares of common stock from us at a specified exercise price per share. ISOs must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant or, if the optionee owns or is treated as owning (under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of our stock, 110% of the fair market value of a share of stock on the date of the grant. Nonstatutory stock options granted under our Equity Plan must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant. Options will not be transferable other than by laws of descent and distribution, or in the case of nonstatutory stock options, by gift, and will generally be exercisable during an optionee’s lifetime only by the optionee.

Under our Equity Plan, we are permitted to issue shares of restricted stock to all key employees of the Company and its affiliates consistent with such terms and conditions as our board of directors shall deem appropriate. Our board of directors determines the time or times at which such shares of restricted stock will become exercisable and the terms on which such shares will remain exercisable. Any shares of restricted stock for which forfeiture restrictions have not vested at the point at which the participant terminates his employment will terminate immediately and such shares will be returned to us and will be available for future awards under this plan.

Our board of directors administers our Equity Plan and has the authority, subject to the provisions of the Equity Plan, to determine who will receive awards under the Equity Plan and the terms of such awards. Our board of directors has the authority to adjust the number of shares available for awards, the number of shares subject to outstanding awards and the exercise price for awards following the occurrence of events such as stock splits, dividends, distributions and recapitalizations. The exercise price of an option may be paid in the form of shares of stock that are already owned by such option holder.

Upon specified covered transactions (as defined in the Equity Plan), all outstanding awards under our Equity Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the participants will be accelerated in full and then terminated to the extent not exercised prior to the covered transaction.

At our 2015 Annual Meeting of Stockholders, our stockholders will vote to approve an amendment to our 2004 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder by 4,000,000 shares.

2006 Non-Employee Director Plan

Our board of directors and our stockholders have approved our 2006 Non-Employee Director Plan. Under current SEC rules and regulations applicable to BDCs, absent exemptive relief, a BDC may not grant options or shares of restricted stock to non-employee directors. On February 15, 2007, we received exemptive relief from the SEC to permit us to grant options to non-employee directors as a portion of their compensation for service on our board of directors. On May 23, 2007, we received exemptive relief from the SEC to permit us to grant shares of restricted stock to non-employee directors as a portion of their compensation for service on our board of directors. The following is a summary of the material features of the 2006 Non-Employee Director Plan.

We instituted our 2006 Non-Employee Director Plan for the purpose of advancing our interests by providing for the grant of awards under our 2006 Non-Employee Director Plan to eligible non-employee directors. Under our 2006 Non-Employee Director Plan, we have authorized for issuance up to 1,000,000 shares of common stock of which 806,666 shares were available for issuance as of April 15, 2015.

Our 2006 Non-Employee Director Plan authorizes the issuance to non-employee directors of non-statutory stock options, referred to as NSOs, to purchase shares of our common stock at a specified exercise price per share and/or restricted stock. NSOs granted under our 2006 Non-Employee Director Plan will have a per share exercise price of no less than the current market value of a share of stock as determined in good faith by our board of directors on the date of the grant. The amount of the options that may be granted are limited by the terms of our 2006 Non-Employee Director Plan, which prohibits any grant that would cause us to be in violation of Section 61(a)(3) of the 1940 Act.

Under our 2006 Non-Employee Director Plan, non-employee directors will each receive an initial grant of an option to purchase 10,000 shares of stock upon initial election to such position. The options granted will vest over two years, in equal installments on each of the first two anniversaries of the date of grant, provided that the non-employee director remains in service on such dates. In addition, each non-employee director shall automatically be granted an option to purchase 15,000 shares of stock on the date of such non-employee director’s re-election to our board and such grant will vest over three years, in equal installments on each of the first three anniversaries of the date of grant, provided that the non-employee director remains in service on such dates. Our compensation committee has, subject to SEC approval, the authority to determine from time to time which of the persons eligible under our 2006 Non-Employee Director Plan shall be granted awards; when and how each award shall be granted, including the time or times when a person shall be permitted to exercise an award; and the number of shares of stock with respect to which an award shall be granted to such person. The exercise price of options granted under our 2006 Non-Employee Director Plan is set at the closing price of our common stock on the NYSE as of the date of grant and will not be adjusted unless we receive an exemptive order from the SEC or written confirmation from the staff of the SEC that we may do so (except for adjustments resulting from changes in our capital structure, such as stock dividends, stock splits and reverse stock splits).

Unless sooner terminated by our board of directors, our 2006 Non-Employee Director Plan will terminate on June 21, 2017 and no additional awards may be made under our 2006 Non-Employee Director Plan after that date. Our 2006 Non-Employee Director Plan provides that all awards granted under our 2006 Non-Employee Director Plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act. Our compensation committee will determine the period during which any options granted under our 2006 Non-Employee Director Plan shall remain exercisable, provided that no option will be exercisable after the expiration of ten years from the date on which it was granted. Options granted under our 2006 Non-Employee Director Plan are not transferable other than by will or the laws of descent and distribution, or by gift, and will generally be exercisable during a non-employee director’s lifetime only by such non-employee director. In general, any portion of any options that are not then exercisable will terminate upon the termination of the non-employee director’s services to us. Generally, any portion of any options that are exercisable at the time of the termination of the non-employee director’s services to us will remain exercisable for the lesser of (i) a period of three months (or one year if the non-employee director’s services to Hercules terminated by reason of the non-employee director’s death) or (ii) the period ending on the latest date on which such options could have been exercised had the non-employee director’s services to us not terminated. In addition, if our board of directors determines that a non-employee director’s service to us terminated for reasons that cast such discredit on the non-employee director as to justify immediate termination of the non-employee director’s options, then all options then held by the non-employee director will immediately terminate.

Under our 2006 Non-Employee Director Plan, we also are permitted to issue shares of restricted stock to our non-employee directors. Upon initial election to such position, non-employee directors will automatically be granted 3,333 shares of restricted stock. The forfeiture restrictions for such initial shares of restricted stock will vest as to one-half of such shares on the first anniversary of the date of grant and as to an additional one-half of the restricted stock on the second anniversary of the date of grant. In addition, each non-employee director shall automatically be granted 5,000 shares of restricted stock on the date of such non-employee director’s re-election to our board of directors and the forfeiture restrictions on such shares will vest as to one-third of such shares on the anniversary of such grant over three years, provided that the non-employee director remains in service on such dates.

Our compensation committee administers our 2006 Non-Employee Director Plan. If there is a change in our capital structure by reason of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in our capital structure, our board of directors will make appropriate adjustments to the number and class of shares of stock subject to our 2006 Non-Employee Director Plan and each option outstanding under it. In the event of a consolidation, merger, stock sale, a sale of all or substantially all of our assets, our dissolution or liquidation or other similar events, referred to as a Covered Transaction, our board of directors may provide for the assumption of some or all outstanding options or for the grant of new substitute options by the acquirer or survivor. If no such assumption or substitution occurs, all outstanding options will become exercisable prior to the Covered Transaction and will terminate upon consummation of the Covered Transaction.

Our board of directors may, subject to SEC prior approval, at any time or times amend our 2006 Non-Employee Director Plan or any outstanding award for any purpose which may at the time be permitted by law, and may at any time terminate our 2006 Non-Employee Director Plan as to any future grants of awards; provided, that except as otherwise expressly provided in our 2006 Non-Employee Director Plan our board of directors may not, without the participant’s consent, alter the terms of an award so as to affect adversely the participant’s rights under the award, unless our board of directors expressly reserved the right to do so at the time of the grant of the award.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of March 31, 2015, the beneficial ownership of each current director, each nominee for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of March 31, 2015 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on 72,891,292 shares of common stock outstanding as of March 31, 2015.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law, and maintains an address of c/o Company. Our address is 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301.

The Company’s directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class
Interested Director
Manuel A. Henriquez(2)	2,036,166	2.8%

Independent Directors
Robert P. Badavas(3)	136,169	*
Allyn C. Woodward, Jr.(4)	237,116	*
Thomas J. Fallon(5)	3,465	*
Susanne D. Lyons(6)	3,333	*
Joseph F. Hoffman	XX	*

Executive Officers
Scott Bluestein(7)	184,131	*
Jessica Baron(8)	109,439	*
Andrew Olson(9)	3,804
Executive officers and directors as a group(10)	2,713,623	3.7%

*	Less than 1%.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.
(2)	Includes 913,503 shares of restricted stock. Includes shares of our common stock held by certain trusts controlled by Mr. Henriquez. Includes 857,558 shares held in a margin account.
(3)	Includes 5,000 shares of common stock that can be acquired upon the exercise of outstanding options and 5,000 shares of restricted common stock.
(4)	Includes 10,000 shares of common stock that can be acquired upon the exercise of outstanding options and 1,666 shares of restricted common stock.
(5)	Includes 3,333 shares of restricted common stock.
(6)	Includes 3,333 shares of restricted common stock.
(7)	Includes 146,208 shares of restricted common stock.
(8)	Includes 80,645 shares of restricted common stock.
(9)	Includes 3,804 shares of restricted common stock.
(10)	Includes 15,000 shares of common stock that can be acquired upon the exercise of outstanding options and 1,157,492 shares of restricted stock.

The following table sets forth as of March 31, 2015, the dollar range of our securities owned by our directors and portfolio management employees.

Name	Dollar Range of Equity Securities in the Company(1)
Independent Directors:
Robert P. Badavas	over $100,000
Allyn C. Woodward, Jr.	over $100,000
Thomas J. Fallon	$10,000 - $50,000
Susanne D. Lyons	$10,000 - $50,000
Joseph F. Hoffman	$10,000 - $50,000
Interested Director/Portfolio Management Employee:
Manuel A. Henriquez	over $100,000
Portfolio Management Employees:
Scott Bluestein	over $100,000
Jessica Baron	over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the ordinary course of business, we enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, us, companies controlled by us and our employees and directors.

The Company will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, the Company has taken appropriate actions to seek Board review and approval or exemptive relief for such transaction.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations relating to our qualification and taxation as a RIC and the acquisition, ownership and disposition of our common stock, but does not purport to be a complete description of the income tax considerations relating thereto. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of investors subject to special treatment under U.S. federal income tax laws, including investors subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, traders in securities that elect to use the mark-to-market method of accounting for securities holdings, persons subject to the alternative minimum tax, United States expatriates, United States persons with a functional currency other than the U.S. dollar, persons that hold notes as part of an integrated investment (including a “straddle”), “controlled foreign corporations,” “passive foreign investment companies,” or corporations that accumulate earnings to avoid United States federal income tax. This summary is limited to beneficial owners of our common stock that will hold our preferred stock or common stock as a capital assets (within the meaning of the Code). The discussion is based upon the Code, temporary and final U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding our common stock. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in our preferred stock, subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities or as units comprised of combinations of securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Investors treated as a partnership for U.S. federal income tax purposes (or investors that are partners in such a partnership), are encouraged to consult with their own tax advisors with respect to the tax consequences relating to the purchase, ownership and disposition of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our common stock will depend on the facts of their particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in tax laws.

Election to be Taxed as a RIC

Effective beginning on January 1, 2006, we met the criteria specified below to qualify as a RIC, and elected to be treated as a RIC under Subchapter M of the Code with the filing of our federal income tax return for 2006. As a RIC, we generally will not have to pay U.S. federal corporate taxes on any income we distribute to our stockholders as dividends, which allows us to reduce or eliminate our corporate-level U.S. federal tax. On December 31, 2005, immediately before the effective date of our RIC election, we held assets with “built-in gain,” which are assets whose fair market value as of the effective date of the election exceeded their tax basis as of such date. We elected to recognize all of our net built-in gains at the time of the conversion and paid tax on the built-in gain with the filing of our 2005 federal income tax return. In making this election, we marked our portfolio to market at the time of our RIC election and paid approximately $294,000 in tax on the resulting gains.

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and

•	distribute at least 90% of our net ordinary income and realized net short-term gains in excess of realized net long-term capital losses, if any (the “Annual Distribution Requirement”);

we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) that we distribute (or are deemed to distribute) to stockholders with respect to that year. As described above, we made the election to recognize built-in gains as of the effective date of our election to be treated as a RIC and therefore will not be subject to built-in gains tax when we sell those assets. However, if we subsequently acquire built-in gain assets from a C corporation in a carryover basis transaction, then we may be subject to tax on the gains recognized by us on dispositions of such assets unless we make a special election to pay corporate-level tax on such built-in gain at the time the assets are acquired. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

In order to qualify as a RIC for U.S. federal income tax purposes and obtain the tax benefits of RIC status, in addition to satisfying the Annual Distribution Requirement, we must, among other things:

•	have in effect at all times during each taxable year an election to be regulated as business development company under the 1940 Act;

•

derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly traded partnership” (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

•

no more than 25% of the value of our assets is invested in (i) securities (other than U.S. government securities or securities of other RICs) of one issuer, (ii) securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our SBIC or other potential outside managed funds and certain other fees.

As a RIC, we will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax (the “Excise Tax Avoidance Requirements”). We will not be subject to excise taxes on amounts on which we are required to pay U.S. federal corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next tax year, dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

We are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement (collectively, the “Distribution Requirements”). However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities; Coverage Ratio.” We may be restricted from making distributions under the terms of our debt obligations themselves unless certain conditions are satisfied. Moreover, our ability to dispose of assets to meet the Distribution Requirements may be limited by (1) the illiquid nature of our portfolio, or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Distribution Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level U.S. federal income tax.

In addition, we will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the Distribution Requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify as a RIC, which would result in us becoming subject to corporate-level U.S. federal income tax.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to the RIC’s stockholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses without expiration, and use them to offset capital gains. Due to these limits on the deductibility of expenses, and net capital losses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its shareholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), we could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our shareholders. We would not be able to pass through to our shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for United States federal income tax purposes:

•

a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•

a corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

a trust if (1) a court in the United States has primary supervision over its administration and one or more U.S. persons has the authority to control all substantial decisions of such trust or (2) if such trust validly elects to be treated as a U.S. person for federal income tax purposes; or

•	an estate, the income of which is subject to United States federal income taxation regardless of its source.

For federal income tax purposes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be reported by us as “qualified dividend income” eligible to be taxed in the hands of non-corporate stockholders (including individuals) at the rates applicable to long-term capital gains, provided certain holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum rate of 20%, in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We currently intend to retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses. In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a tax credit equal to his, her or its allocable share of the tax paid thereon by us. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by non-corporate stockholders on long-term capital gains, the amount of tax that non-corporate stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. For federal income tax purposes, the tax basis of shares owned by a U.S. stockholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the U.S. stockholder’s gross income and the tax deemed paid by the U.S. stockholder as described in this paragraph. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

Under applicable Treasury regulations and certain private rulings issued by the Internal Revenue Service, RICs are permitted to treat certain distributions payable in up to 80% in their stock, as taxable dividends that will satisfy their annual distribution obligations for federal income tax and excise tax purposes provided that shareholders have the opportunity to elect to receive the distribution in cash. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, then such sales may put downward pressure on the trading price of our stock. We previously determined to pay a portion of our first quarter 2009 dividend in shares of newly issued common stock, and wemay in the future determine to distribute taxable dividends that are payable in part in our common stock.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our or common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a reduced maximum U.S. federal income tax rate of 20% on their net capital gain (i.e. , the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We or the applicable withholding agent will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 20% “qualified dividend income” rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends-received deduction or the preferential rate applicable to “qualified dividend income.”

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We or the applicable withholding agent may be required to withhold federal income tax (“backup withholding”) from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service (the “IRS”) notifies us or the applicable withholding agent that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is timely provided to the IRS.

Dividend Reinvestment Plan We have adopted a dividend reinvestment plan through which all dividend distributions are paid to our common stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. See “Dividend Reinvestment Plan”. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Taxation of Non-U.S. Stockholders

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder or a partnership (including an entity treated as a partnership) for U.S. federal income tax purposes.

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

In general, dividend distributions (other than certain distributions derived from net long-term capital gains) paid by us to a Non-U.S. stockholder are subject to U.S. federal withholding tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. stockholder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), we will not be required to withhold tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

However, for taxable years beginning before January 1, 2015, no withholding is required with respect to certain distributions if (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our stockholders, (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding. No assurance can be provided that this exemption will be extended for tax years beginning after December 31, 2014, or that we will report any amount of our dividends as eligible for this exemption.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), or in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is not otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E, (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holders might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions would be taxable to our stockholders and provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” eligible for the 20% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years (or applicable shorter period), unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

The following discussion is a general summary of the material prohibitions and descriptions governing business development companies. It does not purport to be a complete description of all of the laws and regulations affecting business development companies.

A business development company primarily focuses on investing in or lending to private companies and making managerial assistance available to them, while providing its stockholders with the ability to retain the liquidity of a publicly-traded stock. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	does not have any class of securities listed on a national securities exchange; or if it has securities listed on a national securities exchange such company has a market capitalization of less than $250 million; is controlled by the business development company and has an affiliate of a business development company on its board of directors; or meets such other criteria as may be established by the SEC.

(2)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(3)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(4)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(5)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the 1940 Act), invest more than 5% of the value of our total assets in the securities of one such investment company or invest more than 10% of the value of our total assets in the securities of such investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

Significant Managerial Assistance

Business development companies generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the business development company controls such issuer of securities or (ii) the business development company purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests imposed on us by the Code in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Warrants and Options

Under the 1940 Act, a business development company is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the business development company’s total outstanding shares of capital stock. This amount is reduced to 20% of the business development company’s total outstanding shares of capital stock if the amount of warrants, options or rights issued pursuant to an executive compensation plan would exceed 15% of the business development company’s total outstanding shares of capital stock. We have received exemptive relief from the SEC permitting us to issue stock options and restricted stock to our employees and directors subject to the above conditions, among others. For a discussion regarding the conditions of this exemptive relief, see “—Exemptive Relief” below and Note 7 to our consolidated financial statements.

Senior Securities; Coverage Ratio

We will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors—Risks Related to Our Business & Structure—Because we borrow money, there could be increased risk in investing in our company.”

Capital Structure

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of the Company and our stockholders have approved the practice of making such sales.

At our 2015 Annual Meeting of Stockholders on July 7, 2015, our stockholders will vote on a proposal authorizing us to sell up to 20% of our common stock at a price below our net asset value per share, subject to our Board of Directors approval of the offering. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, will have the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of net asset value per share. If we were to issue shares at a price below net asset value, such sales would result in an immediate dilution to existing common stockholders, which would include a reduction in the net asset value per share as a result of the issuance. This dilution would also include a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. In addition, if we determined to conduct additional offerings in the future there may be even greater discounts if we determine to conduct such offerings at prices below net asset value.

As a result, investors will experience further dilution and additional discounts to the price of our common stock. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

Code of Ethics

We have adopted and will maintain a code of ethics that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics will generally not permit investments by our employees in securities that may be purchased or held by us. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC.

Our code of ethics is posted on our website at www.htgc.com and was filed with the SEC as an exhibit to the registration statement (Registration No. 333-122950) for our initial public offering. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).

We restrict access to non-public personal information about our stockholders to our employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our investment committee, which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Exemptive Relief

On June 21, 2005, we filed a request with the SEC for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to business development companies. Specifically, we requested that the SEC permit us to issue stock options to our non-employee directors as contemplated by Section 61(a)(3)(B)(i)(II) of the 1940 Act. On February 15, 2007, we received approval from the SEC on this exemptive request. In addition, in June 2007, we filed an amendment to the February 2007 order to adjust the number of shares issued to the non-employee directors. On October 10, 2007, we received approval from the SEC on this amended exemptive request.

On April 5, 2007, we received approval from the SEC on our request for exemptive relief that permits us to exclude the indebtedness of our wholly-owned subsidiaries that are small business investment companies from the 200% asset coverage requirement applicable to us.

On May 2, 2007, we received approval from the SEC on our request for exemptive relief that permits us to issue restricted stock to our employees, officers and directors. On June 21, 2007, our shareholders approved amendments to the 2004 Equity Incentive Plan and 2006 Non-Employee Incentive Plan (collectively, the “Plans”) permitting such restricted grants. The maximum amount of shares that may be issued under the Plans will be 10% of the outstanding shares of our common stock on the effective date of the Plans plus 10% of the outstanding number of shares of our common stock issued or delivered by us (other than pursuant to compensation plans) during the term of the Plans. The amount of voting securities that would result from the exercise of all of our outstanding warrants, options, and rights, if any, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of our outstanding voting securities, except that if such amount would exceed 15% of our outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights, if any, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of our outstanding voting securities.

On June 22, 2010 we received approval from the SEC on our request for exemptive relief that permits our employees to exercise their stock options and restricted stock and pay any related income taxes using a cashless exercise program.

In 2014, we and our affiliates filed an exemptive application with the SEC to permit greater flexibility to negotiate the terms of potential co-investments with us and our affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. This exemptive application is still pending, and there can be no assurance that we will receive exemptive relief from the SEC to permit us to co-invest with our affiliates. Under the terms of such relief permitting us to co-invest with our affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies.

Other

We will be periodically examined by the SEC for compliance with the Exchange Act and the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation. Steven Schantz, our interim Chief Compliance Officer, is responsible for administering these policies and procedures.

Small Business Administration Regulations

We make investments in qualifying small businesses through our two wholly-owned SBIC subsidiaries, HT II and HT III. With our net investments of $38.0 million and $74.5 million in HT II and HT III, respectively, we have the combined capacity to issue a total of $190.2 million of SBA guaranteed debentures, subject to SBA approval. At December 31, 2014, we have issued $190.2 million in SBA guaranteed debentures in our SBIC subsidiaries.

We intend to seek an additional SBIC license to ensure continued access to the maximum statutory limit of SBA guaranteed debentures under the SBIC program, which currently is $225.0 million for a group of SBICs under common control, subject to periodic adjustments by the SBA. We have formed Hercules Technology IV, L.P. for that purpose. There can be no assurance of when or if we will receive SBA approval for another SBIC license. In addition, legislation has been proposed that would increase the total SBIC leverage capacity for a group of SBICs under common control from $225.0 million to $350.0 million. However, the ultimate form and likely outcome of such legislation or any similar legislation cannot be predicted.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $19.5 million and have average annual fully taxed net income not exceeding $6.5 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” enterprises as defined by the SBA. A smaller enterprise is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through our wholly-owned subsidiaries HT II and HT III, we plan to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of December 31, 2014 as a result of having sufficient capital as defined under the SBA regulations.

HT II and HT III hold approximately $150.5 million and $314.8 million in assets, respectively, and accounted for approximately 9.1% and 19.1% of our total assets prior to consolidation at December 31, 2014.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, HT II and HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital, in accordance with SBA regulations.

Our SBIC subsidiaries are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that our SBIC subsidiaries will receive SBA guaranteed debenture funding, which is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiaries upon an event of default.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this report, we do not have any preferred stock outstanding.

At December 31, 2014, 78.6% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. The Company’s investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification topic 820 Fair Value Measurements and Disclosures (“ASC 820”). The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related industries, including technology, biotechnology, life science and energy and renewables technology. Given the nature of lending to these types of businesses, substantially all of the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, the Company values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy and the Company’s Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

The Company may from time to time engage an independent valuation firm to provide the Company with valuation assistance with respect to certain portfolio investments on a quarterly basis. The Company intends to continue to engage an independent valuation firm to provide management with assistance regarding the Company’s determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of services rendered by an independent valuation firm is at the discretion of the Board of Directors. The Company’s Board of Directors is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Company’s Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) the Company’s quarterly valuation process begins with each portfolio company being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with the Company’s investment committee;

(3) the Audit Committee of the Board of Directors reviews the preliminary valuation of the investments in the portfolio as provided by the investment committee, which incorporates the results of the independent valuation firm as appropriate, and

(4) the Audit Committee discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the investment committee.

ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Debt Investments

The Company follows the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related industries, including technology, biotechnology, life science and energy and renewables technology. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for debt instruments for these investment securities to be traded or exchanged.

In making a good faith determination of the value of our investments, the Company generally starts with the cost basis of the investment, which includes the value attributed to original issue discount, or OID, if any, and PIK interest or other receivables which have been accrued to principal as earned. The Company then applies the valuation methods as set forth below.

The Company applies a procedure that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under this process, the Company also evaluates the collateral for recoverability of the debt investments as well as applies all of its historical fair value analysis.

The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. The Company values its syndicated loans using broker quotes and bond indices amongst other factors. If there is a significant deterioration of the credit quality of a debt investment, the Company may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a loan is doubtful or, if under the in-exchange premise, when the value of a debt security was to be less than amortized cost of the investment. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or, if under the in-exchange premise, the value of a debt security were to be greater than amortized cost.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the debt investment from recordation of the warrant or other equity instruments is accreted into interest income over the life of the debt investment.

Equity-Related Securities and Warrants

In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

At each reporting date, privately held warrant and equity-related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and equity-related securities. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date. The Company estimates the fair value of warrants using a Black Scholes pricing model.

Determinations In Connection With Offerings

In connection with each offering of shares of our common stock, the Board of Directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value at the time at which the sale is made. The Board of Directors considers the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending 48 hours (excluding Sundays and holidays) prior to the date of the sale of our common stock; and

•

the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current (as at a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is generally based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination does not require that we calculate net asset value in connection with each offering of shares of our common stock, but instead it involves the determination by the Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the Board of Directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such, events or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2015 Annual Meeting of Stockholders on July 7, 2015, our common stockholders will vote to allow us to issue common stock at a discount from our net asset value (“NAV”) per share for a period of one year ending on July 7, 2016. In connection with the receipt of such stockholder approval, we will agree to limit the number of shares that we issue at a price below net asset value pursuant to this authorization so that the aggregate dilutive effect on our then outstanding shares will not exceed 20%. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, will have the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of net asset value per share.

In order to sell shares pursuant to this authorization:

•	a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

•

a majority of such directors, who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount; and

Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the proposed offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

•	The leverage available to us, both before and after any offering, and the terms thereof.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 3,000,000 common shares outstanding, $40,000,000 in total assets and $10,000,000 in total liabilities. The current net asset value and NAV are thus $30,000,000 and $10.00, respectively. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 300,000 shares (10% of the outstanding shares) with proceeds to the Company XYZ at $9.00 per share after offering expenses and commissions, and (2) an offering of 600,000 shares (20% of the outstanding shares) with proceeds to the Company at $0.001 per share after offering expenses and commissions (a 100% discount from net asset value).

	Prior to Sale Below NAV	Example 1 10% Offering at 10% Discount		Example 2 20% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$9.47	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.00	—	$0.001	—
Decrease to NAV
Total Shares Outstanding	3,000,000	3,300,000	10.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.91	(0.90)%	$8.33	(16.67)%
Share Dilution to Stockholder
Shares Held by Stockholder A	30,000	30,000	—	30,000	—
Percentage of Shares Held by Stockholder A	1.00%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$300,000	$297,273	(0.90)%	$250,005	(16.67)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$300,000	$300,000	—	$300,000	—
Total Dilution to Stockholder A (Change in Total NAV Held By Stockholder)		$(2,727)	—	$(49,995)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.91	—	$8.33	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A	—	$(0.09)	—	$(1.67)	—
Percentage Dilution per Share Held by Stockholder A	—	—	(0.90)%	—	(16.67)%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 3,000 shares, which is 0.5% of an offering of 600,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 9,000 shares, which is 1.5% of an offering of 600,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	3,000,000	3,600,000	20.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	30,000	33,000	10.00%	39,000	30.00%
Percentage Outstanding Held by Stockholder A	1.00%	0.92%	(8.33)%	1.08%	8.33%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$300,000	$319,110	6.33%	$377,130	25.67%
Total Investment by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	—	$325,260	—	$375,780	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(6,150)	—	$1,350	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.65)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.31%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 10% and 100% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale Below NAV	Example 1 10% Offering at 10% Discount		Example 2 20% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$9.47	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.00	—	$0.001	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	3,000,000	3,300,000	10.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.91	(0.90)%	$8.33	(16.67)%
Dilution/Accretion to New Investor A
Share Dilution
Shares Held by Investor A	—	3,000	—	6,000	—
Percentage Outstanding Held by Investor A	0.00%	0.09%	—	0.17%	—
NAV Dilution
Total NAV Held by Investor A	—	$29,730—	—	$50,001	—
Total Investment by Investor A (At Price to Public)	—	$28,410	—	$6	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$1,320	—	$49,995	—
NAV Dilution per Share
NAV per Share Held by Investor A		$9.91	—	$8.33	—
Investment per Share Held by Investor A	—	$9.47	—	$0.001	—
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$0.44	—	$8.33	—
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	4.65%	—	99.99%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan (the “DRP”), through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in our common stock and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a dividend distribution in shares of our common stock. A registered stockholder may elect to receive an entire dividend distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, so that such notice is received by the plan administrator no later than three days prior to the payment date for dividend distributions to stockholders. The plan administrator will set up an account for shares acquired through the DRP for each stockholder who has not elected to receive distributions in cash (each a “Participant”) and hold such shares in non-certificated form. Upon request by a Participant, received not less than three days prior to the payment date, the plan administrator will, instead of crediting shares to the Participant’s account, issue a certificate registered in the Participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the DRP, whether our shares are trading at a premium or at a discount to net asset value, although we have the option under the DRP to purchase shares in the market to fulfill DRP requirements. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NYSE on the valuation date for such dividend distribution. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to our stockholders for receiving their dividend distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling dividend distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of dividend distributions payable in stock. If a Participant elects by internet or by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus brokerage commissions from the proceeds.

Any shares issued in connection with a stock split or stock dividend will be added to a Participant’s account with the Plan Administrator. The Plan Administrator may curtail or suspend transaction processing until the completion of such stock split or payment of such stock dividend.

Stockholders who receive dividend distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividend distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend distribution from us will be equal to the total dollar amount of the dividend distribution payable to the stockholder.

The DRP may be terminated by us upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend distribution by us. All correspondence concerning the DRP, including requests for additional information, should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, Attn: Dividend Reinvestment Department, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by phone at 1-866-669-9888.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Under the terms of our charter, our authorized capital stock consists of 200,000,000 shares of common stock, par value $0.001 per share, of which 72,784,121 shares are outstanding as of April 14, 2015. Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges, except as described below and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable.

Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of a liquidation, dissolution or winding up of Hercules Technology Growth Capital each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding
Common Stock, $0.001 par value per share	200,000,000	—	65,303,484

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our charter also provides that, to the maximum extent permitted by Maryland law, with the approval of our Board of Directors and provided that certain conditions described in our charter are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our charter. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our Board of Directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We currently have in effect a directors’ and officers’ insurance policy covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire in 2017, 2015 and 2016, respectively. Upon expiration of their current terms, directors of each class are eligible to serve for three-year terms or until their successors are duly elected and qualify. Each year one class of directors will be elected by the stockholders. A classified board may render a change in control or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter provides that, except as otherwise provided in the bylaws, the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect each director. Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our charter and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one nor more than 12. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meeting of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Maryland Control Share Acquisition Act (the “Control Share Act”) provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock.

Business Combinations

Under the Maryland Business Combination Act (the “Business Combination Act”), “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the 5-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Regulatory Restrictions

Our wholly-owned subsidiaries, HT II and HT III, have obtained SBIC licenses. The SBA prohibits, without prior SBA approval, a “change of control” or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of a SBIC. A “change of control” is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of a SBIC, whether through ownership, contractual arrangements or otherwise.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. If we offer preferred stock under this prospectus we will issue an appropriate prospectus supplement. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement accompanying each preferred share offering.

The 1940 Act requires, among other things, that (i) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends or other distribution on the preferred stock are in arrears by two years or more, and (iii) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation in event of dissolution. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative. To the extent we issue preferred stock, the payment of dividends to holders of our preferred stock will take priority over payment of dividends to our common stockholders.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

Our stockholders will indirectly bear all of the expenses of the subscription rights offering, regardless of whether our stockholders exercise any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•

the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title and aggregate number of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

•

if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering;

•	the terms of any rights to redeem, or call such subscription rights;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;

•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Under the 1940 Act, we may generally only offer subscription rights (other than rights to subscribe expiring not later than 120 days after their issuance and issued exclusively and ratably to a class or classes of our security holders) on the condition that (1) the subscription rights expire by their terms within ten years; (2) the exercise price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such subscription rights, and a “required” majority of our Board of Directors approves of such issuance on the basis that the issuance is in the best interests of the Company and our stockholders; and (4) if the subscription rights are accompanied by other securities, the subscription rights are not separately transferable unless no class of such subscription rights and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

For information regarding the dilutive impact of rights offerings, please see “Risks—Risks Related to an Investment in our Securities—” Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.”

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants and will be subject to compliance with the 1940 Act.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in this prospectus and in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, including any supplemental indenture, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. The following description summarizes the material provisions of the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	if applicable, U.S. federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to Our Business.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” section below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•

An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•

An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•

The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

•

An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•

Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;

•

we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; and

•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;

•

the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;

•

under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “Indenture Provisions—Subordination” section below. In order to achieve covenant defeasance, we must do the following:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•

we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	Defeasance must not result in a breach of the indenture or any other material agreements; and

•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all senior indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on senior indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all senior indebtedness is paid in full, the payment or distribution must be paid over to the holders of the senior indebtedness or on their behalf for application to the payment of all the senior indebtedness remaining unpaid until all the senior indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the senior indebtedness. Subject to the payment in full of all senior indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the senior indebtedness to the extent of payments made to the holders of the senior indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement to this prospectus will set forth the approximate amount of our senior indebtedness outstanding as of a recent date.

Secured Indebtedness

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings to or through a market maker or into an existing trading market for the securities, on an exchange, or otherwise, negotiated transactions, block trades, best efforts, auctions or a combination of these methods. The holders of our common stock will indirectly bear any fees and expenses in connection with any such offerings. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; any expenses we incur in connection with the sale of such securities; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, at negotiated prices, or at prices determined by an auction process, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our voting securities or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices. Although we are not currently authorized to issue shares of our common stock at a price below our net asset value per share, we may seek stockholder approval of this proposal again at a special meeting of stockholders or our next annual meeting of stockholders. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of net asset value per share.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In compliance with the guidelines of the Financial Industry Regulatory Authority, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Because we generally acquire and dispose of our investments in privately negotiated transactions, we rarely use brokers in the normal course of business. In those cases where we do use a broker, we do not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Hercules, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. For the years ended December 31, 2014, 2013, and 2012 we paid approximately $115,200, $37,500, and $13,700 in brokerage commissions, respectively.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Securities we hold in connection with our investments are held under a custody agreement with Union Bank of California. The address of the custodian is 475 Sansome Street, 15th Floor, San Francisco, California 94111. We have also entered into a custody agreement with U.S. Bank National Association, which is located at One Federal Street, Third Floor, Boston, Massachusetts 02110. The transfer agent and registrar for our common stock, American Stock Transfer & Trust Company, will act as our transfer agent, dividend paying and reinvestment agent and registrar. The principal business address of the transfer agent is 6201 15th Avenue, Brooklyn, New York 11219.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

EXPERTS

The consolidated financial statements as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2014 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To Board of Directors and Shareholders of

Hercules Technology Growth Capital, Inc.

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets, and of cash flows present fairly, in all material respects, the financial position of Hercules Technology Growth Capital, Inc. and its subsidiaries at December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the accompanying index presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control—Integrated Framework 2013 issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO 2013). The Company’s management is responsible for these financial statements and financial statement schedule, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in Management’s Report on Internal Control over Financial Reporting appearing on page 107. Our responsibility is to express opinions on these financial statements, on the financial statement schedule, and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. Our procedures included confirmation of securities at December 31, 2014 by correspondence with the custodian, borrowers and brokers, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

San Francisco, CA

March 2, 2015

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(in thousands, except per share data)

	December 31, 2014	December 31, 2013
Assets
Investments:
Non-control/Non-affiliate investments (cost of $1,019,799 and $891,059, respectively)	$1,012,738	$899,314
Affiliate investments (cost of $15,538 and $15,238, respectively)	7,999	10,981

Total investments, at value (cost of $1,035,337 and $906,297, respectively)	1,020,737	910,295
Cash and cash equivalents	227,116	268,368
Restricted cash	12,660	6,271
Interest receivable	9,453	8,962
Other assets	29,257	27,819

Total assets	$1,299,223	$1,221,715

Liabilities
Accounts payable and accrued liabilities	$14,101	$14,268
Long-term Liabilities (Convertible Senior Notes)	17,345	72,519
2017 Asset-Backed Notes	16,049	89,557
2021 Asset-Backed Notes	129,300	—
2019 Notes	170,364	170,364
2024 Notes	103,000	—
Long-term SBA Debentures	190,200	225,000

Total liabilities	$640,359	$571,708
Commitments and Contingencies (Note 10)

Net assets consist of:
Common stock, par value	65	62
Capital in excess of par value	657,233	656,594
Unrealized appreciation (depreciation) on investments	(17,076)	3,598
Accumulated realized gains (losses) on investments	14,079	(15,240)
Undistributed net investment income	4,563	4,993

Total net assets	$658,864	$650,007

Total liabilities and net assets	$1,299,223	$1,221,715

Shares of common stock outstanding ($0.001 par value, 100,000,000 authorized)	64,715	61,837
Net asset value per share	$10.18	$10.51

See notes to consolidated financial statements.

The following table presents the assets and liabilities of our consolidated securitization trusts for the asset-backed notes (see Note 4), which are variable interest entities (“VIE”). The assets of our securitization VIEs can only be used to settle obligations of our consolidated securitization VIEs, these liabilities are only the obligations of our consolidated securitization VIEs, and the creditors (or beneficial interest holders) do not have recourse to our general credit. These assets and liabilities are included in the Consolidated Statements of Assets and Liabilities above.

(Dollars in thousands)	December 31, 2014	December 31, 2013
Assets
Restricted Cash	$12,660	$6,271
Total investments, at value (cost of $296,314 and $166,513, respectively)	291,464	165,445

Total assets	$304,124	$171,716

Liabilities
Asset-Backed Notes	$145,349	$89,557

Total liabilities	$145,349	$89,557

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	For the Years Ended December 31,
	2014	2013	2012
Investment income:
Interest income
Non-Control/Non-Affiliate investments	$124,776	$121,302	$85,258
Affiliate investments	1,842	2,369	2,345

Total interest income	126,618	123,671	87,603

Fees
Non-Control/Non-Affiliate investments	17,013	16,016	9,897
Affiliate investments	34	26	20

Total fees	17,047	16,042	9,917

Total investment income	143,665	139,713	97,520
Operating expenses:
Interest	28,041	30,334	19,835
Loan fees	5,919	4,807	3,917
General and administrative	10,209	9,354	8,108
Employee Compensation:
Compensation and benefits	16,604	16,179	13,326
Stock-based compensation	9,561	5,974	4,227

Total employee compensation	26,165	22,153	17,553

Total operating expenses	70,334	66,648	49,413
Loss on debt extinguishment (Long-term Liabilities-Convertible Senior Notes)	(1,581)	—	—

Net investment income	71,750	73,065	48,107
Net realized gain on investments
Non-Control/Non-Affiliate investments	20,112	14,836	3,168

Total net realized gain on investments	20,112	14,836	3,168

Net increase in unrealized appreciation (depreciation) on investments
Non-Control/Non-Affiliate investments	(17,392)	12,370	(2,448)
Affiliate investments	(3,282)	(825)	(2,068)

Total net unrealized appreciation (depreciation) on investments	(20,674)	11,545	(4,516)

Total net realized and unrealized gain (loss)	(562)	26,381	(1,348)

Net increase in net assets resulting from operations	$71,188	$99,446	$46,759

Net investment income before investment gains and losses per common share:
Basic	$1.13	$1.22	$0.96

Change in net assets resulting from operations per common share:
Basic	$1.12	$1.67	$0.93

Diluted	$1.10	$1.63	$0.93

Weighted average shares outstanding
Basic	61,862	58,838	49,068

Diluted	63,225	60,292	49,156

Dividends declared per common share:
Basic	$1.24	$1.11	$0.95

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(dollars and shares in thousands)

	Common Stock		Capital in excess of par value	Unrealized Appreciation (Depreciation) on Investments	Accumulated Realized Gains (Losses) on Investments	Undistributed net investment income/ (Distributions in excess of investment income)	Provision for Income Taxes on Investment Gains	Net Assets
	Shares	Par Value
Balance at December 31, 2011	43,853	$44	$484,244	$(3,431)	$(43,042)	$(6,432)	$(342)	$431,041
Net increase in net assets resulting from operations	—	—	—	(4,516)	3,168	48,107	—	46,759
Issuance of common stock	578	1	3,287	—	—	—	—	3,288
Issuance of common stock under restricted stock plan	505	—	—	—	—	—	—	—
Issuance of common stock as stock dividend	219	—	2,305	—	—	—	—	2,305
Retired shares from net issuance	(330)	—	(4,625)	—	—	—	—	(4,625)
Public Offering	8,100	8	80,872	—	—	—	—	80,880
Dividends declared	—	—	—	—	—	(47,983)	—	(47,983)
Stock-based compensation	—	—	4,303	—	—	—	—	4,303
Tax Reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(5,878)	—	2,958	2,920	—	—

Balance at December 31, 2012	52,925	$53	$564,508	$(7,947)	$(36,916)	$(3,388)	$(342)	$515,968

Net increase in net assets resulting from operations	—	$—	$—	$11,545	$14,836	$73,065	$—	$99,446
Issuance of common stock	2,019	2	25,245	—	—	—	—	25,247
Issuance of common stock under restricted stock plan	423	1	(1)	—	—	—	—	—
Issuance of common stock as stock dividend	159	—	2,201	—	—	—	—	2,201
Retired shares from net issuance	(1,739)	(2)	(27,990)	—	—	—	—	(27,992)
Public Offering	8,050	8	95,529	—	—	—	—	95,537
Dividends declared	—	—	—	—	—	(66,454)	—	(66,454)
Stock-based compensation	—	—	6,054	—	—	—	—	6,054
Tax Reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(8,952)	—	6,840	2,112	—	—

Balance at December 31, 2013	61,837	$62	$656,594	$3,598	$(15,240)	$5,335	$(342)	$650,007

Net increase (decrease) in net assets resulting from operations	—	$—	$—	$(20,674)	$20,112	$71,750	$—	$71,188
Issuance of common stock	354	—	3,955	—	—	—	—	3,955
Issuance of common stock under restricted stock plan	593	1	(1)	—	—	—	—	—
Issuance of common stock as stock dividend	97	—	1,485	—	—	—	—	1,485
Retired shares from net issuance	(277)	—	(7,856)	—	—	—	—	(7,856)
Public offering	2,111	2	9,007	—	—	—	—	9,009
Dividends declared	—	—	—	—	—	(78,562)	—	(78,562)
Stock-based compensation	—	—	9,638	—	—	—	—	9,638
Tax Reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(15,589)	—	9,207	6,382	—	—

Balance at December 31, 2014	64,715	$65	$657,233	$(17,076)	$14,079	$4,905	$(342)	$658,864

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the Years Ended December 31,
	2014	2013	2012
Cash flows from operating activities:
Net increase in net assets resulting from operations	$71,188	$99,446	$46,759
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(623,232)	(487,558)	(507,098)
Principal and fee payments received on investments	503,003	477,535	245,777
Proceeds from the sale of investments	33,432	44,832	25,948
Net unrealized depreciation (appreciation) on investments	20,674	(11,545)	4,516
Net realized gain on investments	(20,112)	(14,836)	(3,048)
Accretion of paid-in-kind principal	(2,549)	(3,103)	(1,400)
Accretion of loan discounts	(9,792)	(6,652)	(5,441)
Accretion of loan discount on Convertible Senior Notes	843	1,083	1,083
Loss on debt extinguishment (Long-term Liabilities—Convertible Senior Notes)	1,581	—	—
Payment of loan discount on Convertible Senior Notes	(4,195)	—	—
Accretion of loan exit fees	(11,541)	(9,251)	(3,986)
Change in deferred loan origination revenue	(281)	1,409	2,301
Unearned fees related to unfunded commitments	(6,426)	(3,087)	(1,900)
Amortization of debt fees and issuance costs	5,256	4,044	1,560
Depreciation	266	252	289
Stock-based compensation and amortization of restricted stock grants	9,638	6,054	4,303
Change in operating assets and liabilities:
Interest and fees receivable	(490)	672	(3,815)
Prepaid expenses and other assets	7,518	2,488	(988)
Accounts payable	271	54	279
Accrued liabilities	(1,583)	1,757	926

Net cash provided by (used in) operating activities	(26,531)	103,594	(193,935)

Cash flows from investing activities:
Purchases of capital equipment	(190)	(311)	(87)
Reduction of (investment in) restricted cash	(6,389)	(6,271)	—
Other long-term assets	25	—	—

Net cash (used in) investing activities	(6,554)	(6,582)	(87)

Cash flows from financing activities:
Proceeds from issuance (repurchase of employee shares due to restricted stock vesting) of common stock, net(1)	5,936	92,376	79,647
Dividends paid	(77,076)	(64,252)	(45,678)
Issuance of 2019 Notes Payable	—	—	170,365
Issuance of 2024 Notes Payable	103,000	—	—
Issuance of 2017 Asset-Backed Notes	—	—	129,300
Issuance of 2021 Asset-Backed Notes	129,300	—	—
Repayments of 2017 Asset-Backed Notes	(73,508)	(39,743)	—
Repayments of Long-Term SBA Debentures	(34,800)	—	—
Borrowings of credit facilities	—	—	64,000
Repayments of credit facilities	—	—	(74,228)
Cash paid for debt issuance costs	(6,669)	—	(10,864)
Cash Paid for redemption of Convertible Senior Notes	(53,131)	—	—
Fees paid for credit facilities and debentures	(1,219)	(19)	—

Net cash provided by (used in) financing activities	(8,167)	(11,638)	312,542

Net decrease in cash and cash equivalents	(41,252)	85,374	118,520
Cash and cash equivalents at beginning of period	268,368	182,994	64,474

Cash and cash equivalents at end of period	$227,116	$268,368	$182,994

Supplemental non-cash investing and financing activities:
Interest paid	$25,738	$25,245	$18,928
Income taxes paid	$133	$85	$44
Dividends Reinvested	$1,485	$2,201	$2,305
Paid-in-Kind Principal	$2,699	$1,153	$115

(1)	Net issuance of employee shares due to restricted stock vesting equals $3,901, $2,744, and $1,341 for the years ended December 31, 2014, December 31 2013, and December 31, 2012, respectively.

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Debt Investments
Biotechnology Tools
1-5 Years Maturity
Labcyte, Inc.(10)(12)(13)	Biotechnology Tools	Senior Secured	June 2016	Interest rate PRIME + 6.70% or Floor rate of 9.95%	$2,695	$2,869	$2,869

Subtotal: 1-5 Years Maturity						2,869	2,869

Subtotal: Biotechnology Tools (0.44%)*						2,869	2,869

Communications & Networking
1-5 Years Maturity
OpenPeak, Inc.(10)(12)	Communications & Networking	Senior Secured	April 2017	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$12,889	13,193	13,193
SkyCross, Inc.(12)(13)	Communications & Networking	Senior Secured	January 2018	Interest rate PRIME + 9.70% or Floor rate of 12.95%	$22,000	21,580	20,149
Spring Mobile Solutions, Inc.(10)(12)	Communications & Networking	Senior Secured	November 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$18,840	18,928	19,116

Subtotal: 1-5 Years Maturity						53,701	52,458

Subtotal: Communications & Networking (7.96%)*						53,701	52,458

Consumer & Business Products
1-5 Years Maturity
Antenna79 (p.k.a. Pong Research Corporation)(12)(13)	Consumer & Business Products	Senior Secured	December 2017	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$5,000	4,912	4,884
	Consumer & Business Products	Senior Secured	June 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$216	89	89

Total Antenna79 (p.k.a. Pong Research Corporation)					$5,216	5,001	4,973
Fluc, Inc.(8)	Consumer & Business Products	Convertible Senior Note	March 2017	Interest rate FIXED 4.00%	$100	100	100
IronPlanet, Inc.(12)	Consumer & Business Products	Senior Secured	November 2017	Interest rate PRIME + 6.20% or Floor rate of 9.45%	$37,500	36,345	36,345
The Neat Company(11)(12)(13)	Consumer & Business Products	Senior Secured	September 2017	Interest rate PRIME + 7.75% or Floor rate of 11.00%, PIK Interest 1.00%	$20,061	19,422	19,422

Subtotal: 1-5 Years Maturity						60,868	60,840

Subtotal: Consumer & Business Products (9.23%)*						60,868	60,840

Drug Delivery
Under 1 Year Maturity
Revance Therapeutics, Inc.(10)(12)	Drug Delivery	Senior Secured	March 2015	Interest rate PRIME + 6.60% or Floor rate of 9.85%	$2,098	2,458	2,458
	Drug Delivery	Senior Secured	March 2015	Interest rate PRIME + 6.60% or Floor rate of 9.85%	$210	246	246

Total Revance Therapeutics, Inc.					$2,308	2,704	2,704

Subtotal: Under 1 Year Maturity						2,704	2,704

1-5 Years Maturity
AcelRx Pharmaceuticals, Inc.(9)(10)(12)(13)	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 3.85% or Floor rate of 9.10%	$25,000	24,831	24,969
BIND Therapeutics, Inc.(12)(13)	Drug Delivery	Senior Secured	September 2016	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$3,274	3,343	3,228
BioQuiddity Incorporated(12)	Drug Delivery	Senior Secured	May 2018	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$7,500	7,439	7,439
Celator Pharmaceuticals, Inc.(10)(12)	Drug Delivery	Senior Secured	June 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$10,000	9,927	9,899
Celsion Corporation(10)(12)	Drug Delivery	Senior Secured	June 2017	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$10,000	9,858	10,027

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Dance Biopharm, Inc.(12)(13)	Drug Delivery	Senior Secured	November 2017	Interest rate PRIME + 7.40% or Floor rate of 10.65%	$3,905	$3,871	$3,864
Edge Therapeutics, Inc.(12)	Drug Delivery	Senior Secured	March 2018	Interest rate PRIME + 5.95% or Floor rate of 10.45%	$3,000	2,847	2,847
Neos Therapeutics, Inc.(12)(13)	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 7.25% or Floor rate of 10.50%	$5,000	4,916	4,916
	Drug Delivery	Senior Secured	October 2017	Interest rate FIXED 9.00%	$10,000	10,010	10,063

Total Neos Therapeutics, Inc.					$ 15,000	14,926	14,979
Zosano Pharma, Inc.(10)(12)	Drug Delivery	Senior Secured	June 2017	Interest rate PRIME + 6.80% or Floor rate of 12.05%	$4,000	3,894	3,881

Subtotal: 1-5 Years Maturity						80,936	81,133

Subtotal: Drug Delivery (12.72%)*						83,640	83,837

Drug Discovery & Development
Under 1 Year Maturity
Aveo Pharmaceuticals, Inc.(9)(10)(12)(13)	Drug Discovery & Development	Senior Secured	December 2015	Interest rate PRIME + 7.15% or Floor rate of 11.90%	$11,611	11,611	11,611
Concert Pharmaceuticals, Inc.(10)	Drug Discovery & Development	Senior Secured	October 2015	Interest rate PRIME + 3.25% or Floor rate of 8.50%	$7,175	7,142	7,142

Subtotal: Under 1 Year Maturity						18,753	18,753

1-5 Years Maturity
ADMA Biologics, Inc.(10)(11)(12)	Drug Discovery & Development	Senior Secured	December 2017	Interest rate PRIME + 5.5% or Floor rate of 8.75%, PIK Interest 1.95%	$5,000	4,879	4,933
	Drug Discovery & Development	Senior Secured	December 2017	Interest rate PRIME + 3.00% or Floor rate of 8.75%, PIK Interest 1.95%	$10,153	10,032	10,144

Total ADMA Biologics, Inc.					$15,153	14,911	15,077
Aveo Pharmaceuticals, Inc.(9)(10)(12)(13)	Drug Discovery & Development	Senior Secured	January 2018	Interest rate PRIME + 6.65% or Floor rate of 11.90%	$10,000	9,766	9,766
Celladon Corporation(12)(13)	Drug Discovery & Development	Senior Secured	February 2018	Interest rate PRIME + 5.00% or Floor rate of 8.25%	$10,000	10,022	10,022
Cempra, Inc.(10)(12)	Drug Discovery & Development	Senior Secured	April 2018	Interest rate PRIME + 6.30% or Floor rate of 9.55%	$18,000	18,020	18,560
Cerecor Inc.(12)	Drug Discovery & Development	Senior Secured	August 2017	Interest rate PRIME + 6.30% or Floor rate of 9.55%	$7,500	7,374	7,374
Cleveland BioLabs, Inc.(12)(13)	Drug Discovery & Development	Senior Secured	January 2017	Interest rate PRIME + 6.10% or Floor rate of 9.35%	$1,883	1,883	1,920
CTI BioPharma Corp. (pka Cell Therapeutics, Inc.)(10)(12)	Drug Discovery & Development	Senior Secured	October 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$4,584	4,584	4,712
	Drug Discovery & Development	Senior Secured	October 2016	Interest rate PRIME + 9.00% or Floor rate of 12.25%	$13,890	13,890	14,279

Total CTI BioPharma Corp. (pka Cell Therapeutics, Inc.)					$18,474	18,474	18,991
Dynavax Technologies(9)(12)	Drug Discovery & Development	Senior Secured	July 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$10,000	9,897	9,897
Epirus Biopharmaceuticals, Inc.(12)	Drug Discovery & Development	Senior Secured	April 2018	Interest rate PRIME + 4.70% or Floor rate of 7.95%	$7,500	7,308	7,308
Genocea Biosciences, Inc.(12)	Drug Discovery & Development	Senior Secured	July 2018	Interest rate PRIME + 2.25% or Floor rate of 7.25%	$12,000	11,814	11,814
Insmed, Incorporated(10)(12)	Drug Discovery & Development	Senior Secured	January 2018	Interest rate PRIME + 4.75% or Floor rate of 9.25%	$25,000	24,854	24,854
Melinta Therapeutics(12)	Drug Discovery & Development	Senior Secured	June 2018	Interest rate PRIME + 5.00% or Floor rate of 8.25%	$20,000	19,272	19,272
Merrimack Pharmaceuticals, Inc.(12)	Drug Discovery & Development	Senior Secured	November 2016	Interest rate PRIME + 5.30% or Floor rate of 10.55%	$40,000	40,578	40,677

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Neothetics, Inc. (pka Lithera, Inc)(12)(13)	Drug Discovery & Development	Senior Secured	January 2018	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$10,000	$9,751	$9,697
Neuralstem, Inc.(12)(13)	Drug Discovery & Development	Senior Secured	April 2017	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$9,489	9,333	9,333
uniQure B.V.(4)(9)(10)(12)	Drug Discovery & Development	Senior Secured	June 2018	Interest rate PRIME + 5.00% or Floor rate of 10.25%	$15,000	14,890	14,798
	Drug Discovery & Development	Senior Secured	June 2018	Interest rate PRIME + 5.25% or Floor rate of 10.25%	$5,000	4,962	4,931

Total Uniqure B.V.					$20,000	19,852	19,729

Subtotal: 1-5 Years Maturity						233,109	234,291

Subtotal: Drug Discovery & Development (38.41%)*						251,862	253,044

Electronics & Computer Hardware
1-5 Years Maturity
Plures Technologies, Inc.(7)(11)	Electronics & Computer Hardware	Senior Secured	October 2016	Interest rate LIBOR + 8.75% or Floor rate of 12.00%, PIK Interest 4.00%	$267	180	—

Subtotal: 1-5 Years Maturity						180	—

Subtotal: Electronics & Computer Hardware (0.00%)*						180	—

Energy Technology
Under 1 Year Maturity
Glori Energy, Inc.(10)(12)	Energy Technology	Senior Secured	June 2015	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$1,778	2,042	2,042
Scifiniti (pka Integrated Photovoltaics, Inc.)(13)	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 7.38% or Floor rate of 10.63%	$227	227	227
Stion Corporation(5)(12)	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$2,954	2,993	1,600
TAS Energy, Inc.(10)(12)	Energy Technology	Senior Secured	December 2015	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$6,901	7,091	7,091

Subtotal: Under 1 Year Maturity						12,353	10,960

1-5 Years Maturity
Agrivida, Inc.(12)(13)	Energy Technology	Senior Secured	December 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$4,921	5,013	4,923
American Superconductor Corporation(10)(12)	Energy Technology	Senior Secured	March 2017	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$1,500	1,446	1,446
	Energy Technology	Senior Secured	November 2016	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$7,667	7,847	7,847

Total American Superconductor Corporation					$ 9,167	9,293	9,293
Amyris, Inc.(9)(12)	Energy Technology	Senior Secured	February 2017	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$25,000	25,000	25,170
	Energy Technology	Senior Secured	February 2017	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$5,000	5,000	5,034

Total Amyris, Inc.					$30,000	30,000	30,204
Fluidic, Inc.(10)(12)	Energy Technology	Senior Secured	March 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$3,674	3,747	3,721
Modumetal, Inc.(12)	Energy Technology	Senior Secured	March 2017	Interest rate PRIME + 8.70% or Floor rate of 11.95%	$3,000	2,991	2,991
Polyera Corporation(12)(13)	Energy Technology	Senior Secured	June 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$3,654	3,818	3,810

Subtotal: 1-5 Years Maturity						54,862	54,942

Subtotal: Energy Technology (10.00%)*						67,215	65,902

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

Healthcare Services, Other
1-5 Years Maturity
Chromadex Corporation(12)(13)	Healthcare Services, Other	Senior Secured	April 2018	Interest rate PRIME + 4.70% or Floor rate of 7.95%	$2,500	$2,407	$2,407
InstaMed Communications, LLC(13)	Healthcare Services, Other	Senior Secured	March 2018	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$5,000	5,041	5,041
MDEverywhere, Inc.(10)(12)	Healthcare Services, Other	Senior Secured	January 2018	Interest rate LIBOR + 9.50% or Floor rate of 10.75%	$3,000	2,962	2,962

Subtotal: 1-5 Years Maturity						10,410	10,410

Subtotal: Healthcare Services, Other (1.58%)*						10,410	10,410

Information Services
Under 1 Year Maturity
Eccentex Corporation(10)(12)	Information Services	Senior Secured	May 2015	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$204	218	184

Subtotal: Under 1 Year Maturity						218	184

1-5 Years Maturity
INMOBI Inc.(4)(9)(11)(12)	Information Services	Senior Secured	December 2016	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$9,612	9,283	9,283
	Information Services	Senior Secured	December 2017	Interest rate PRIME + 5.75% or Floor rate of 9.00%, PIK Interest 2.50%	$15,013	14,820	14,820

Total INMOBI Inc.					$24,625	24,103	24,103
InXpo, Inc.(12)(13)	Information Services	Senior Secured	July 2016	Interest rate PRIME + 7.75% or Floor rate of 10.75%	$2,057	2,073	1,976

Subtotal: 1-5 Years Maturity						26,176	26,079

Subtotal: Information Services (3.99%)*						26,394	26,263

Internet Consumer & Business Services
Under 1 Year Maturity
Gazelle, Inc.(11)(13)	Internet Consumer & Business Services	Senior Secured	December 2015	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$1,231	1,231	1,231
NetPlenish(7)(8)(13)	Internet Consumer & Business Services	Convertible Senior Note	April 2015	Interest rate FIXED 10.00%	$89	89	—
	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate FIXED 10.00%	$381	373	—

Total NetPlenish					$470	462	—
Reply! Inc.(10)(11)(12)	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate PRIME + 6.88% or Floor rate of 10.13%, PIK Interest 2.00%	$7,615	7,757	4,322
	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate PRIME + 7.25% or Floor rate of 11.00%, PIK Interest 2.00%	$1,680	1,749	955

Total Reply! Inc.					$9,295	9,506	5,277

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Tectura Corporation(7)(11)(15)	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$563	$563	$121
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 8.00% or Floor rate of 11.00%, PIK Interest 1.00%	$9,070	9,070	1,511
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$5,000	5,000	1,074
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$6,468	6,468	1,390

Total Tectura Corporation					$21,101	21,101	4,096

Subtotal: Under 1 Year Maturity						32,300	10,604

1-5 Years Maturity
Education Dynamics, LLC(11)(13)	Internet Consumer & Business Services	Senior Secured	March 2016	Interest rate LIBOR + 12.5% or Floor rate of 12.50%, PIK Interest 1.50%	$20,563	20,546	20,559
Gazelle, Inc.(11)(13)	Internet Consumer & Business Services	Senior Secured	July 2017	Interest rate PRIME + 7.00% or Floor rate of 10.25%, PIK Interest 2.50%	$13,712	13,498	13,498
Just Fabulous, Inc.(10)(12)	Internet Consumer & Business Services	Senior Secured	February 2017	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$15,000	14,468	14,768
Lightspeed POS, Inc.(4)(9)(10)	Internet Consumer & Business Services	Senior Secured	May 2018	Interest rate PRIME + 3.25% or Floor rate of 6.50%	$2,000	1,985	1,994
Reply! Inc.(10)(11)(12)	Internet Consumer & Business Services	Senior Secured	February 2016	Interest rate PRIME + 7.25% or Floor rate of 10.50%, PIK Interest 2.00%	$2,721	2,658	1,548
Tapjoy, Inc.(12)	Internet Consumer & Business Services	Senior Secured	July 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$3,000	2,921	2,921
WaveMarket, Inc.(12)	Internet Consumer & Business Services	Senior Secured	March 2017	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$300	303	303

Subtotal: 1-5 Years Maturity						56,379	55,591

Subtotal: Internet Consumer & Business Services (10.05%)*						88,679	66,195

Media/Content/Info
Under 1 Year Maturity
Zoom Media Group, Inc.(10)(11)	Media/Content/Info	Senior Secured	December 2015	Interest rate PRIME + 7.25% or Floor rate of 10.50%, PIK Interest 3.75%	$2,510	2,466	2,466
	Media/Content/Info	Senior Secured	December 2015	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$5,060	5,002	5,002

Total Zoom Media Group, Inc.					$7,570	7,468	7,468

Subtotal: Under 1 Year Maturity						7,468	7,468

1-5 Years Maturity
Rhapsody International, Inc.(10)(11)(13)	Media/Content/Info	Senior Secured	April 2018	Interest rate PRIME + 5.25% or Floor rate of 9.00%, PIK interest of 1.50%	$20,206	19,750	19,579

Subtotal: 1-5 Years Maturity						19,750	19,579

Subtotal: Media/Content/Info (4.11%)*						27,218	27,047

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

Medical Devices & Equipment
Under 1 Year Maturity
Baxano Surgical, Inc.(7)(12)	Medical Devices & Equipment	Senior Secured	February 2015	Interest rate FIXED 12.50%	$100	$86	$80
Home Dialysis Plus, Inc.(10)(12)	Medical Devices & Equipment	Senior Secured	September 2015	Interest rate FIXED 8.00%	$500	500	500
Oraya Therapeutics, Inc.(10)(11)(12)	Medical Devices & Equipment	Senior Secured	September 2015	Interest rate PRIME + 5.50% or Floor rate of 10.25%, PIK Interest 1.00%	$6,174	6,146	6,146

Subtotal: Under 1 Year Maturity						6,732	6,726

1-5 Years Maturity
Amedica Corporation(8)(12)(13)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 7.70% or Floor rate of 10.95%	$20,000	19,704	19,902
Avedro, Inc.(12)(13)	Medical Devices & Equipment	Senior Secured	December 2017	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$7,500	7,247	7,247
Baxano Surgical, Inc.(7)(12)	Medical Devices & Equipment	Senior Secured	March 2017	Interest rate PRIME + 7.75% or Floor rate of 12.50%	$7,113	7,040	6,405
Flowonix Medical Incorporated(12)	Medical Devices & Equipment	Senior Secured	May 2018	Interest rate PRIME + 5.25% or Floor rate of 10.00%	$15,000	14,675	14,675
Gamma Medica, Inc.(12)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$4,000	3,874	3,874
Home Dialysis Plus, Inc.(10)(12)	Medical Devices & Equipment	Senior Secured	October 2017	Interest rate PRIME + 6.35% or Floor rate of 9.60%	$15,000	14,780	14,780
InspireMD, Inc.(4)(9)(10)(12)	Medical Devices & Equipment	Senior Secured	February 2017	Interest rate PRIME +7.25% or Floor rate of 10.50%	$8,818	8,897	6,486
Medrobotics Corporation(12)(13)	Medical Devices & Equipment	Senior Secured	March 2016	Interest rate PRIME + 7.85% or Floor rate of 11.10%	$2,680	2,765	2,755
nContact Surgical, Inc(12)	Medical Devices & Equipment	Senior Secured	November 2018	Interest rate PRIME + 9.25% or Floor rate of 9.25%	$10,000	9,735	9,735
NetBio, Inc.(10)	Medical Devices & Equipment	Senior Secured	August 2017	Interest rate PRIME + 5.00% or Floor rate of 11.00%	$4,870	4,669	4,718
NinePoint Medical, Inc.(12)(13)	Medical Devices & Equipment	Senior Secured	January 2016	Interest rate PRIME + 5.85% or Floor rate of 9.10%	$3,241	3,357	3,342
Quanterix Corporation(10)(12)	Medical Devices & Equipment	Senior Secured	November 2017	Interest rate PRIME + 2.75% or Floor rate of 8.00%	$5,000	4,930	4,911
SonaCare Medical, LLC (pka US HIFU, LLC)(10)(12)	Medical Devices & Equipment	Senior Secured	April 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$875	1,200	1,209
SynergEyes, Inc.(12)(13)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$5,000	5,034	4,983
ViewRay, Inc.(11)(13)	Medical Devices & Equipment	Senior Secured	June 2017	Interest rate PRIME + 7.00% or Floor rate of 10.25%, PIK Interest 1.50%	$15,220	14,920	14,973

Subtotal: 1-5 Years Maturity						122,827	119,995

Subtotal: Medical Devices & Equipment (19.23%)*						129,559	126,721

Semiconductors
Under 1 Year Maturity
Achronix Semiconductor Corporation	Semiconductors	Senior Secured	January 2015	Interest rate PRIME + 10.60% or Floor rate of 13.85%	$95	95	95

Subtotal: Under 1 Year Maturity						95	95

1-5 Years Maturity
Avnera Corporation(10)(12)	Semiconductors	Senior Secured	April 2017	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$5,000	4,983	4,990

Subtotal: 1-5 Years Maturity						4,983	4,990

Subtotal: Semiconductors (0.77%)*						5,078	5,085

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

Software
Under 1 Year Maturity
CareCloud Corporation(12)(13)	Software	Senior Secured	July 2015	Interest rate PRIME + 1.40% or Floor rate of 4.65%	$3,000	$2,968	$2,968
Clickfox, Inc.(12)(13)	Software	Senior Secured	July 2015	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$2,000	2,000	2,000
Mobile Posse, Inc.(12)(13)	Software	Senior Secured	June 2015	Interest rate PRIME + 2.00% or Floor rate of 5.25%	$1,000	993	988
Touchcommerce, Inc.(12)(13)	Software	Senior Secured	January 2015	Interest rate PRIME + 2.25% or Floor rate of 6.50%	$3,811	3,811	3,805

Subtotal: Under 1 Year Maturity						9,772	9,761

1-5 Years Maturity
CareCloud Corporation(12)(13)	Software	Senior Secured	December 2017	Interest rate PRIME + 3.25% or Floor rate of 6.50%	$208	204	201
	Software	Senior Secured	July 2017	Interest rate PRIME + 5.50% or Floor rate of 8.75%	$10,000	9,839	9,740
	Software	Senior Secured	January 2018	Interest rate PRIME + 1.70% or Floor rate of 4.95%	$3,000	2,929	2,884

Total CareCloud Corporation					$13,208	12,972	12,825
Clickfox, Inc.(12)(13)	Software	Senior Secured	December 2017	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$6,000	6,010	5,948
JumpStart Games, Inc. (p.k.a Knowledge Adventure, Inc.)(12)(13)	Software	Senior Secured	March 2018	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$11,750	11,771	11,709
	Software	Senior Secured	October 2016	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$1,356	1,332	1,332

Total JumpStart Games, Inc. (p.k.a Knowledge Adventure, Inc.)					$13,106	13,103	13,041
Mobile Posse, Inc.(12)(13)	Software	Senior Secured	December 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$2,950	2,943	2,972
Neos Geosolutions, Inc.(12)(13)	Software	Senior Secured	May 2016	Interest rate PRIME + 5.75% or Floor rate of 10.50%	$2,332	2,454	2,444
Poplicus, Inc.(12)(13)	Software	Senior Secured	June 2017	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$1,500	1,504	1,487
Soasta, Inc.(12)(13)	Software	Senior Secured	February 2018	Interest rate PRIME + 4.75% or Floor rate of 8.00%	$15,000	14,367	14,367
	Software	Senior Secured	February 2018	Interest rate PRIME + 2.25% or Floor rate of 5.50%	$3,500	3,353	3,353

Total Soasta, Inc.					$18,500	17,720	17,720
Sonian, Inc.(12)(13)	Software	Senior Secured	July 2017	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$5,500	5,450	5,436
StrongView Systems, Inc.(12)	Software	Senior Secured	December 2017	Interest rate PRIME + 6.00% or Floor rate of 9.25%, PIK Interest 3.00%	$10,000	9,779	9,779
Touchcommerce, Inc.(12)(13)	Software	Senior Secured	June 2017	Interest rate PRIME + 6.00% or Floor rate of 10.25%	$5,000	4,903	4,953

Subtotal: 1-5 Years Maturity						76,838	76,605

Subtotal: Software (13.11%)*						86,610	86,366

Specialty Pharmaceuticals
Under 1 Year Maturity
Cranford Pharmaceuticals, LLC(11)(12)(13)	Specialty Pharmaceuticals	Senior Secured	August 2015	Interest rate LIBOR + 8.25% or Floor rate of 9.50%	$2,000	1,977	1,986

Subtotal: Under 1 Year Maturity						1,977	1,986

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

1-5 Years Maturity
Alimera Sciences, Inc.(10)	Specialty Pharmaceuticals	Senior Secured	May 2018	Interest rate PRIME + 7.65% or Floor rate of 10.90%	$35,000	$34,138	$33,429
Cranford Pharmaceuticals, LLC(11)(12)(13)	Specialty Pharmaceuticals	Senior Secured	February 2017	Interest rate LIBOR + 9.55% or Floor rate of 10.80%, PIK Interest 1.35%	$15,644	15,595	15,465

Subtotal: 1-5 Years Maturity						49,733	48,894

Subtotal: Specialty Pharmaceuticals (7.72%)*						51,710	50,880

Surgical Devices

Under 1 Year Maturity
Transmedics, Inc.(10)(12)	Surgical Devices	Senior Secured	November 2015	Interest rate FIXED 12.95%	$6,061	5,989	5,989

Subtotal: Under 1 Year Maturity						5,989	5,989

Subtotal: Surgical Devices (0.91%)*						5,989	5,989

Total Debt Investments (140.23%)*						951,982	923,906

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Equity Investments
Biotechnology Tools
NuGEN Technologies, Inc.(13)	Biotechnology Tools	Equity	Preferred Series C	189,394	$500	$498

Subtotal: Biotechnology Tools (0.08%)*					500	498

Communications & Networking
GlowPoint, Inc.(3)	Communications & Networking	Equity	Common Stock	114,192	102	126
Peerless Network, Inc.	Communications & Networking	Equity	Preferred Series A	1,000,000	1,000	7,229

Subtotal: Communications & Networking (1.12%)*					1,102	7,355

Consumer & Business Products
Market Force Information, Inc.	Consumer & Business Products	Equity	Preferred Series B	187,970	500	317

Subtotal: Consumer & Business Products (0.05%)*					500	317

Diagnostic
Singulex, Inc.	Diagnostic	Equity	Common Stock	937,998	750	750

Subtotal: Diagnostic (0.11%)*					750	750

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(9)(13)	Drug Delivery	Equity	Common Stock	54,240	109	365
Merrion Pharmaceuticals, Plc(3)(4)(9)	Drug Delivery	Equity	Common Stock	20,000	9	—
Neos Therapeutics, Inc.(13)	Drug Delivery	Equity	Preferred Series C	300,000	1,500	1,635

Subtotal: Drug Delivery (0.30%)*					1,618	2,000

Drug Discovery & Development
Aveo Pharmaceuticals, Inc.(3)(9)(13)	Drug Discovery & Development	Equity	Common Stock	167,864	842	141
Celladon Corporation(3)(13)	Drug Discovery & Development	Equity	Common Stock	105,263	1,000	2,056
Cempra, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	97,931	458	2,303
Cerecor Inc.	Drug Discovery & Development	Equity	Preferred Series B	3,334,445	1,000	922
Dicerna Pharmaceuticals, Inc.(3)(13)	Drug Discovery & Development	Equity	Common Stock	142,858	1,000	2,353
Genocea Biosciences, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	223,463	2,000	1,262
Inotek Pharmaceuticals Corporation(14)	Drug Discovery & Development	Equity	Common Stock	4,523	1,500	—
Insmed, Incorporated(3)	Drug Discovery & Development	Equity	Common Stock	70,771	1,000	845
Paratek Pharmaceuticals, Inc. (p.k.a Transcept Pharmaceuticals, Inc.)(3)	Drug Discovery & Development	Equity	Common Stock	31,580	1,743	1,158

Subtotal: Drug Discovery & Development (1.68%)*					10,543	11,040

Electronics & Computer Hardware
Identiv, Inc.(3)	Electronics & Computer Hardware	Equity	Common Stock	49,097	247	682

Subtotal: Electronics & Computer Hardware (0.10%)*					247	682

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Energy Technology
Glori Energy, Inc.(3)	Energy Technology	Equity	Common Stock	18,208	$165	$76
SCIEnergy, Inc.	Energy Technology	Equity	Preferred Series 1	385,000	761	22

Subtotal: Energy Technology (0.01%)*					926	98

Information Services
Good Technology Corporation (pka Visto Corporation)(13)	Information Services	Equity	Common Stock	500,000	603	605

Subtotal: Information Services (0.09%)*					603	605

Internet Consumer & Business Services
Blurb, Inc.(13)	Internet Consumer & Business Services	Equity	Preferred Series B	220,653	175	265
Lightspeed POS, Inc.(4)(9)	Internet Consumer & Business Services	Equity	Preferred Series C	23,003	250	260
Philotic, Inc.	Internet Consumer & Business Services	Equity	Common Stock	9,023	93	—
Progress Financial	Internet Consumer & Business Services	Equity	Preferred Series G	218,351	250	233
Taptera, Inc.	Internet Consumer & Business Services	Equity	Preferred Series B	454,545	150	162

Subtotal: Internet Consumer & Business Services (0.14%)*					918	920

Media/Content/Info
Everyday Health, Inc. (pka Waterfront Media, Inc.)(3)	Media/Content/ Info	Equity	Common Stock	97,060	1,000	1,432

Subtotal: Media/Content/Info (0.22%)*					1,000	1,432

Medical Devices & Equipment
Flowonix Medical Incorporated	Medical Devices & Equipment	Equity	Preferred Series E	221,893	1,500	1,614
Gelesis, Inc.(5)(13)	Medical Devices & Equipment	Equity	LLC Interest	674,208	425	181
	Medical Devices & Equipment	Equity	LLC Interest	675,676	500	114
	Medical Devices & Equipment	Equity	LLC interests (Common)	674,208	—	31

Total Gelesis, Inc.				2,024,092	925	326
Medrobotics Corporation(13)	Medical Devices & Equipment	Equity	Preferred Series E	136,798	250	149
	Medical Devices & Equipment	Equity	Preferred Series F	73,971	155	167

Total Medrobotics Corporation				210,769	405	316

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Novasys Medical, Inc.	Medical Devices & Equipment	Equity	Preferred Series D-1	4,118,444	$1,000	$—
Optiscan Biomedical, Corp.(5)(13)	Medical Devices & Equipment	Equity	Preferred Series B	6,185,567	3,000	455
	Medical Devices & Equipment	Equity	Preferred Series C	1,927,309	655	138
	Medical Devices & Equipment	Equity	Preferred Series D	55,103,923	5,257	5,260

Total Optiscan Biomedical, Corp				63,216,799	8,912	5,853
Oraya Therapeutics, Inc.	Medical Devices & Equipment	Equity	Preferred Series 1	1,086,969	500	—

Subtotal: Medical Devices & Equipment (1.23%)*					13,242	8,109

Software
Atrenta, Inc.	Software	Equity	Preferred Series C	1,196,845	986	1,745
	Software	Equity	Preferred Series D	635,513	508	1,109

Total Atrenta, Inc				1,832,358	1,494	2,854
Box, Inc.(13)(14)	Software	Equity	Preferred Series B	271,070	251	5,747
	Software	Equity	Preferred Series C	589,844	872	12,506
	Software	Equity	Preferred Series D	158,133	500	3,352
	Software	Equity	Preferred Series D-1	186,766	1,694	3,960
	Software	Equity	Preferred Series D-2	220,751	2,001	4,680
	Software	Equity	Preferred Series E	38,183	500	810

Total Box, Inc				1,464,747	5,818	31,055
CapLinked, Inc.	Software	Equity	Preferred Series A-3	53,614	51	79
ForeScout Technologies, Inc.	Software	Equity	Preferred Series D	319,099	398	519
HighRoads, Inc.	Software	Equity	Preferred Series B	190,170	307	228
WildTangent, Inc.(13)	Software	Equity	Preferred Series 3	100,000	402	228

Subtotal: Software (5.31%)*					8,470	34,963

Specialty Pharmaceuticals
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Equity	Preferred Series E	241,829	750	—
	Specialty Pharmaceuticals	Equity	Preferred Series E-1	26,955	—	—
	Specialty Pharmaceuticals	Equity	Preferred Series G	4,667,636	—	—

Total QuatRx Pharmaceuticals Company				4,936,420	750	—

Subtotal: Specialty Pharmaceuticals (0.00%)*					750	—

Surgical Devices
Gynesonics, Inc.(13)	Surgical Devices	Equity	Preferred Series B	219,298	250	101
	Surgical Devices	Equity	Preferred Series C	656,538	282	186
	Surgical Devices	Equity	Preferred Series D	1,991,157	712	1,073

Total Gynesonics, Inc.				2,866,993	1,244	1,360
Transmedics, Inc.	Surgical Devices	Equity	Preferred Series B	88,961	1,100	353
	Surgical Devices	Equity	Preferred Series C	119,999	300	180
	Surgical Devices	Equity	Preferred Series D	260,000	650	1,071

Total Transmedics, Inc.				468,960	2,050	1,604

Subtotal: Surgical Devices (0.45%)*					3,294	2,964

Total: Equity Investments (10.89%)*					44,463	71,733

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Warrant Investments
Biotechnology Tools
Labcyte, Inc.(13)	Biotechnology Tools	Warrant	Preferred Series C	1,127,624	$323	$354

Subtotal: Biotechnology Tools (0.05%)*					323	354

Communications & Networking
Intelepeer, Inc.(13)	Communications & Networking	Warrant	Preferred Series C	117,958	102	18
OpenPeak, Inc.	Communications & Networking	Warrant	Common Stock	108,982	149	104
PeerApp, Inc.	Communications & Networking	Warrant	Preferred Series B	298,779	61	45
Peerless Network, Inc.	Communications & Networking	Warrant	Preferred Series A	135,000	95	844
Ping Identity Corporation	Communications & Networking	Warrant	Preferred Series B	1,136,277	52	183
SkyCross, Inc.(13)	Communications & Networking	Warrant	Preferred Series F	9,762,777	394	—
Spring Mobile Solutions, Inc.	Communications & Networking	Warrant	Preferred Series D	2,834,375	418	426

Subtotal: Communications & Networking (0.25%)*					1,271	1,620

Consumer & Business Products
Antenna79 (p.k.a. Pong Research Corporation)(13)	Consumer & Business Products	Warrant	Preferred Series A	1,662,441	228	202
Intelligent Beauty, Inc.(13)	Consumer & Business Products	Warrant	Preferred Series B	190,234	230	327
IronPlanet, Inc.	Consumer & Business Products	Warrant	Preferred Series D	1,155,821	1,077	1,067
Market Force Information, Inc.	Consumer & Business Products	Warrant	Preferred Series A	99,286	24	21
The Neat Company(13)	Consumer & Business Products	Warrant	Preferred Series C-1	540,540	365	451

Subtotal: Consumer & Business Products (0.31%)*					1,924	2,068

Diagnostic
Navidea Biopharmaceuticals, Inc. (pka Neoprobe)(3)(13)	Diagnostic	Warrant	Common Stock	333,333	244	75

Subtotal: Diagnostic (0.01%)*					244	75

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(9)(13)	Drug Delivery	Warrant	Common Stock	176,730	786	420
Alexza Pharmaceuticals, Inc.(3)	Drug Delivery	Warrant	Common Stock	37,639	645	—
BIND Therapeutics, Inc.(3)(13)	Drug Delivery	Warrant	Common Stock	71,359	367	6
BioQuiddity Incorporated	Drug Delivery	Warrant	Common Stock	459,183	1	1
Celator Pharmaceuticals, Inc.(3)	Drug Delivery	Warrant	Common Stock	158,006	107	67
Celsion Corporation(3)	Drug Delivery	Warrant	Common Stock	194,986	428	248
Dance Biopharm, Inc.(13)	Drug Delivery	Warrant	Preferred Series A	97,701	74	109
Edge Therapeutics, Inc.	Drug Delivery	Warrant	Preferred Series C-1	107,526	390	217
Kaleo, Inc. (p.k.a. Intelliject, Inc.)	Drug Delivery	Warrant	Preferred Series B	82,500	594	1,108
Neos Therapeutics, Inc.(13)	Drug Delivery	Warrant	Preferred Series C	170,000	285	235
Revance Therapeutics, Inc.(3)	Drug Delivery	Warrant	Common Stock	53,511	557	64
Zosano Pharma, Inc.(14)	Drug Delivery	Warrant	Common Stock	31,674	164	179

Subtotal: Drug Delivery (0.40%)*					4,398	2,654

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Drug Discovery & Development
ADMA Biologics, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	89,750	$295	$366
Anthera Pharmaceuticals, Inc.(3)(13)	Drug Discovery & Development	Warrant	Common Stock	40,178	984	—
Aveo Pharmaceuticals, Inc.(3)(9)(13)	Drug Discovery & Development	Warrant	Common Stock	608,696	194	107
Cerecor Inc.	Drug Discovery & Development	Warrant	Preferred Series B	625,208	70	47
Chroma Therapeutics, Ltd.(4)(9)	Drug Discovery & Development	Warrant	Preferred Series D	325,261	490	—
Cleveland BioLabs, Inc.(3)(13)	Drug Discovery & Development	Warrant	Common Stock	156,250	105	10
Concert Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	70,796	367	164
Coronado Biosciences, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	73,009	142	43
Dicerna Pharmaceuticals, Inc.(3)(13)	Drug Discovery & Development	Warrant	Common Stock	200	28	—
Epirus Biopharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	64,194	276	207
Genocea Biosciences, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	73,725	266	188
Horizon Pharma, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	3,735	52	4
Melinta Therapeutics	Drug Discovery & Development	Warrant	Preferred Series 3	1,151,936	604	590
Nanotherapeutics, Inc.(13)	Drug Discovery & Development	Warrant	Common Stock	171,389	838	1,421
Neothetics, Inc. (pka Lithera, Inc)(3)(13)	Drug Discovery & Development	Warrant	Common Stock	46,838	266	122
Neuralstem, Inc.(3)(13)	Drug Discovery & Development	Warrant	Common Stock	75,187	77	71
Paratek Pharmaceutcals, Inc. (p.k.a Transcept Pharmaceuticals, Inc)(3)	Drug Discovery & Development	Warrant	Common Stock	5,121	87	10
uniQure B.V.(3)(4)(9)	Drug Discovery & Development	Warrant	Common Stock	37,174	218	184

Subtotal: Drug Discovery & Development (0.54%)*					5,359	3,534

Electronics & Computer Hardware
Clustrix, Inc.	Electronics & Computer Hardware	Warrant	Common Stock	50,000	12	10

Subtotal: Electronics & Computer Hardware (0.00%)*					12	10

Energy Technology
Agrivida, Inc.(13)	Energy Technology	Warrant	Preferred Series D	471,327	120	186
Alphabet Energy, Inc.(13)	Energy Technology	Warrant	Preferred Series A	86,329	81	135
American Superconductor Corporation(3)	Energy Technology	Warrant	Common Stock	588,235	39	40
Brightsource Energy, Inc.(13)	Energy Technology	Warrant	Preferred Series 1	174,999	780	213
Calera, Inc.(13)	Energy Technology	Warrant	Preferred Series C	44,529	513	—
EcoMotors, Inc.(13)	Energy Technology	Warrant	Preferred Series B	437,500	308	256
Fluidic, Inc.	Energy Technology	Warrant	Preferred Series C	59,665	102	60
Fulcrum Bioenergy, Inc.	Energy Technology	Warrant	Preferred Series C-1	280,897	275	135
GreatPoint Energy, Inc.(13)	Energy Technology	Warrant	Preferred Series D-1	393,212	548	—
Polyera Corporation(13)	Energy Technology	Warrant	Preferred Series C	161,575	69	228
SCIEnergy, Inc.	Energy Technology	Warrant	Common Stock	530,811	181	—
	Energy Technology	Warrant	Preferred Series 1	145,811	50	—

Total SCIEnergy, Inc.				676,622	231	—
Scifiniti (pka Integrated Photovoltaics, Inc.)(13)	Energy Technology	Warrant	Preferred Series A-1	390,000	82	65

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Solexel, Inc.(13)	Energy Technology	Warrant	Preferred Series C	1,171,625	$1,162	$666
Stion Corporation(5)	Energy Technology	Warrant	Preferred Series Seed	2154	1,378	—
TAS Energy, Inc.	Energy Technology	Warrant	Preferred Series F	428,571	299	157
TPI Composites, Inc.	Energy Technology	Warrant	Preferred Series B	160	273	107
Trilliant, Inc.(13)	Energy Technology	Warrant	Preferred Series A	320,000	161	32

Subtotal: Energy Technology (0.35%)*					6,421	2,280

Healthcare Services, Other
Chromadex Corporation(3)(13)	Healthcare Services, Other	Warrant	Common Stock	419,020	156	106
MDEverywhere, Inc.	Healthcare Services, Other	Warrant	Common Stock	129	94	11

Subtotal: Healthcare Services, Other (0.02%)*					250	117

Information Services
Cha Cha Search, Inc.(13)	Information Services	Warrant	Preferred Series G	48,232	58	20
INMOBI Inc.(4)(9)	Information Services	Warrant	Common Stock	42,187	74	72
InXpo, Inc.(13)	Information Services	Warrant	Preferred Series C	648,400	98	26
	Information Services	Warrant	Preferred Series C-1	740,832	58	30

Total InXpo, Inc.				1,389,232	156	56
RichRelevance, Inc.(13)	Information Services	Warrant	Preferred Series E	112,612	98	—

Subtotal: Information Services (0.02%)*					386	148

Internet Consumer & Business Services
Blurb, Inc.(13)	Internet Consumer & Business Services	Warrant	Preferred Series B	218,684	299	79
	Internet Consumer & Business Services	Warrant	Preferred Series C	234,280	636	173

Total Blurb, Inc.				452,964	935	252
CashStar, Inc.(13)	Internet Consumer & Business Services	Warrant	Preferred Series C-2	727,272	130	83
Gazelle, Inc.(13)	Internet Consumer & Business Services	Warrant	Preferred Series A-1	991,288	158	185
Just Fabulous, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	206,184	1,101	1,490
Lightspeed POS, Inc.(4)(9)	Internet Consumer & Business Services	Warrant	Preferred Series C	24,561	20	60
Prism Education Group, Inc.(13)	Internet Consumer & Business Services	Warrant	Preferred Series B	200,000	43	—
Progress Financial	Internet Consumer & Business Services	Warrant	Preferred Series G	174,562	78	63
Reply! Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	137,225	320	—
ShareThis, Inc.(13)	Internet Consumer & Business Services	Warrant	Preferred Series C	493,502	547	282
Tapjoy, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series D	430,485	263	125
Tectura Corporation	Internet Consumer & Business Services	Warrant	Preferred Series B-1	253,378	51

Subtotal: Internet Consumer & Business Services (0.39%)*					3,646	2,540

Media/Content/Info
Mode Media Corporation(13)	Media/Content/Info	Warrant	Preferred Series D	407,457	482	—
Rhapsody International, Inc.(13)	Media/Content/Info	Warrant	Common Stock	715,755	385	358
Zoom Media Group, Inc.	Media/Content/Info	Warrant	Preferred Series A	1,204	348	382

Subtotal: Media/Content/Info (0.11%)*					1,215	740

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Medical Devices & Equipment
Amedica Corporation(3)(13)	Medical Devices & Equipment	Warrant	Common Stock	516,129	$459	$—
Avedro, Inc.(13)	Medical Devices & Equipment	Warrant	Preferred Series D	1,308,451	401	553
Baxano Surgical, Inc.(3)	Medical Devices & Equipment	Warrant	Common Stock	882,353	439	—
Flowonix Medical Incorporated	Medical Devices & Equipment	Warrant	Preferred Series E	66,568	203	228
Gamma Medica, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	357,500	170	196
Gelesis, Inc.(5)(13)	Medical Devices & Equipment	Warrant	LLC Interest	263,688	78	1
Home Dialysis Plus, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	500,000	402	587
InspireMD, Inc.(3)(4)(9)	Medical Devices & Equipment	Warrant	Common Stock	168,351	242	12
Medrobotics Corporation(13)	Medical Devices & Equipment	Warrant	Preferred Series E	455,539	370	182
MELA Sciences, Inc.(3)	Medical Devices & Equipment	Warrant	Common Stock	69,320	401	1
nContact Surgical, Inc	Medical Devices & Equipment	Warrant	Preferred Series D-1	201,439	266	450
NetBio, Inc.	Medical Devices & Equipment	Warrant	Common Stock	2,568	408	60
NinePoint Medical, Inc.(13)	Medical Devices & Equipment	Warrant	Preferred Series A-1	587,840	170	204
Novasys Medical, Inc.	Medical Devices & Equipment	Warrant	Common Stock	109,449	2	—
	Medical Devices & Equipment	Warrant	Preferred Series D	526,840	125	—
	Medical Devices & Equipment	Warrant	Preferred Series D-1	53,607	6	—

Total Novasys Medical, Inc.				689,896	133	—
Optiscan Biomedical, Corp.(5)(13)	Medical Devices & Equipment	Warrant	Preferred Series D	10,535,275	1,252	219
Oraya Therapeutics, Inc.	Medical Devices & Equipment	Warrant	Common Stock	954	66	—
	Medical Devices & Equipment	Warrant	Preferred Series 1	1,632,084	676	—

Total Oraya Therapeutics, Inc.				1,633,038	742	—
Quanterix Corporation	Medical Devices & Equipment	Warrant	Preferred Series C	69,371	104	164
SonaCare Medical, LLC (pka US HIFU, LLC)	Medical Devices & Equipment	Warrant	Preferred Series A	6,464	188	—
ViewRay, Inc.(13)	Medical Devices & Equipment	Warrant	Preferred Series C	312,500	333	359

Subtotal: Medical Devices & Equipment (0.49%)*					6,761	3,216

Semiconductors
Achronix Semiconductor Corporation	Semiconductors	Warrant	Preferred Series C	360,000	160	9
Avnera Corporation	Semiconductors	Warrant	Preferred Series E	102,958	14	32

Subtotal: Semiconductors (0.01%)*					174	41

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Software
Atrenta, Inc.	Software	Warrant	Preferred Series D	392,670	$120	$359
Braxton Technologies, LLC	Software	Warrant	Preferred Series A	168,750	188	—
CareCloud Corporation(13)	Software	Warrant	Preferred Series B	413,433	258	482
Clickfox, Inc.(13)	Software	Warrant	Preferred Series B	1,038,563	330	783
	Software	Warrant	Preferred Series C	592,019	730	555
	Software	Warrant	Preferred Series C-A	46,109	14	35

Total Clickfox, Inc.				1,676,691	1,074	1,373
Daegis Inc. (pka Unify Corporation)(3)(13)	Software	Warrant	Common Stock	718,860	1,434	5
ForeScout Technologies, Inc.	Software	Warrant	Preferred Series E	80,587	41	74
Hillcrest Laboratories, Inc.(13)	Software	Warrant	Preferred Series E	1,865,650	54	106
JumpStart Games, Inc. (p.k.a Knowledge Holdings, Inc.)(13)	Software	Warrant	Preferred Series E	614,333	15	8
Mobile Posse, Inc.(13)	Software	Warrant	Preferred Series C	396,430	130	66
Neos Geosolutions, Inc.(13)	Software	Warrant	Preferred Series 3	221,150	22	—
NewVoiceMedia Limited(4)(9)	Software	Warrant	Preferred Series E	225,586	33	34
Soasta, Inc.(13)	Software	Warrant	Preferred Series E	410,800	691	1,014
Sonian, Inc.(13)	Software	Warrant	Preferred Series C	185,949	106	72
StrongView Systems, Inc.	Software	Warrant	Preferred Series C	551,470	169	218
SugarSync, Inc.(13)	Software	Warrant	Preferred Series CC	332,726	78	78
	Software	Warrant	Preferred Series DD	107,526	34	26

Total SugarSync, Inc.				440,252	112	104
Touchcommerce, Inc.(13)	Software	Warrant	Preferred Series E	992,595	252	164
White Sky, Inc.(13)	Software	Warrant	Preferred Series B-2	124,295	54	4

Subtotal: Software (0.62%)*					4,753	4,083

Specialty Pharmaceuticals
Alimera Sciences, Inc.(3)	Specialty Pharmaceuticals	Warrant	Common Stock	285,016	728	656
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Warrant	Preferred Series E	155,324	308	—

Subtotal: Specialty Pharmaceuticals (0.10%)*					1,036	656

Surgical Devices
Gynesonics, Inc.(13)	Surgical Devices	Warrant	Preferred Series C	180,480	74	48
	Surgical Devices	Warrant	Preferred Series D	1,575,965	320	562

Total Gynesonics, Inc.				1,756,445	394	610
Transmedics, Inc.	Surgical Devices	Warrant	Preferred Series B	40,436	225	—
	Surgical Devices	Warrant	Preferred Series D	175,000	100	352

Total Transmedics, Inc.				215,436	325	352

Subtotal: Surgical Devices (0.15%)*					719	962

Total Warrant Investments (3.81%)*					38,892	25,098

Total Investments (154.92%)*					$1,035,337	$1,020,737

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $46.1 million, $63.4 million and $17.3 million respectively. The tax cost of investments is $1.0 billion.
(3)	Except for warrants in twenty-nine publicly traded companies and common stock in thirteen publicly traded companies, all investments are restricted at December 31, 2014 and were valued at fair value as determined in good faith by the Audit Committee of the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Non-U.S. company or the company’s principal place of business is outside the United States.

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

(5)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns at least 5% but not more than 25% of the voting securities of the company.
(6)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns at least 25% of the voting securities of the company or has greater than 50% representation on its board. There were no control investments at December 31, 2014.
(7)	Debt is on non-accrual status at December 31, 2014, and is therefore considered non-income producing.
(8)	Denotes that all or a portion of the debt investment is convertible senior debt.
(9)	Indicates assets that the Company deems not “qualifying assets” under section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(10)	Denotes that all or a portion of the debt investment secures the notes offered in the Debt Securitizations (as defined in Note 4).
(11)	Denotes that all or a portion of the debt investment principal includes accumulated PIK, or paid-in-kind, interest and is net of repayments.
(12)	Denotes that all or a portion of the debt investment includes an exit fee receivable.
(13)	Denotes that all or a portion of the investment in this portfolio company is held by HT II or HT III, the Company’s wholly-owned SBIC subsidiaries.
(14)	Subsequent to December 31, 2014, this company completed an initial public offering. Note that the December 31, 2014 fair value does not reflect any potential impact of the conversion of our preferred shares to common shares which may include reverse splits associated with the offering.
(15)	The stated ‘Maturity Date’ for the Tectura assets reflects the last extension of the forbearance period on these loans. The borrower loans remain outstanding and management is continuing to work with the borrower to satisfy the obligations. The Company’s investment team and Investment Committee continue to closely monitor developments at the borrower company.

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

Debt Investments
Biotechnology Tools
1-5 Years Maturity
Labcyte, Inc.(11)	Biotechnology Tools	Senior Secured	June 2016	Interest rate PRIME + 6.70% or Floor rate of 9.95%	$4,270	$4,323	$4,289

Subtotal: 1-5 Years Maturity						4,323	4,289

Subtotal: Biotechnology Tools (0.66%)*						4,323	4,289

Energy Technology
Under 1 Year Maturity
American Superconductor Corporation(3)(11)	Energy Technology	Senior Secured	December 2014	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$4,615	4,991	4,991
Brightsource Energy, Inc.	Energy Technology	Senior Secured	January 2014	Interest rate Prime + 8.25% or Floor rate of 11.50%	$15,000	15,886	15,886
Enphase Energy, Inc.(11)	Energy Technology	Senior Secured	June 2014	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$1,315	1,358	1,358

Subtotal: Under 1 Year Maturity						22,236	22,236

1-5 Years Maturity
Agrivida, Inc.	Energy Technology	Senior Secured	December 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$6,000	5,887	5,770
American Superconductor Corporation(3)(11)	Energy Technology	Senior Secured	November 2016	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$10,000	9,801	9,801
APTwater, Inc	Energy Technology	Senior Secured	April 2017	Interest rate PRIME + 6.75% or Floor rate of 10.00%, PIK Interest 2.75%	$18,085	17,874	17,874
BioAmber, Inc.(5)(10)	Energy Technology	Senior Secured	June 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$25,000	25,298	25,798
Enphase Energy, Inc.(11)	Energy Technology	Senior Secured	August 2016	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$7,400	7,422	7,314
Fluidic, Inc.	Energy Technology	Senior Secured	March 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$5,000	4,922	4,922
Fulcrum Bioenergy, Inc.(11)	Energy Technology	Senior Secured	November 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$10,000	9,944	9,694
Glori Energy, Inc.(11)	Energy Technology	Senior Secured	June 2015	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$5,333	5,457	5,414
Polyera Corporation	Energy Technology	Senior Secured	June 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$5,809	5,797	5,686
SCIEnergy, Inc.(4)	Energy Technology	Senior Secured	September 2015	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$4,448	4,596	4,685
Scifiniti (pka Integrated Photovoltaics, Inc.)	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 7.38% or Floor rate of 10.63%	$1,463	1,443	1,429
Stion Corporation.(4)(6)	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$4,571	4,005	4,096
TAS Energy, Inc.	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$15,000	15,277	15,421
	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$4,503	4,374	4,338

Total TAS Energy, Inc.						19,651	19,760
TPI Composites, Inc.	Energy Technology	Senior Secured	June 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$15,000	14,888	14,889

Subtotal: 1-5 Years Maturity						136,985	137,131

Subtotal: Energy Technology (24.52%)*(13)						159,221	159,367

Communications & Networking
1-5 Years Maturity
OpenPeak, Inc.(11)	Communications & Networking	Senior Secured	July 2015	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$10,029	10,714	10,814
Spring Mobile Solutions, Inc.	Communications & Networking	Senior Secured	November 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$20,000	19,682	19,875

Subtotal: 1-5 Years Maturity						30,396	30,690

Subtotal: Communications &Networking (4.72%)*						30,396	30,690

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

Drug Delivery
1-5 Years Maturity
AcelRx Pharmaceuticals, Inc.(3)(10)	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 3.85% or Floor rate of 9.10%	$15,000	$14,556	$15,006
BIND Therapeutics, Inc.(3)	Drug Delivery	Senior Secured	September 2016	Interest rate Prime + 7.00% or Floor rate of 10.25%	$4,500	4,407	4,458
Celsion Corporation(3)	Drug Delivery	Senior Secured	June 2017	Interest rate Prime + 8.00% or Floor rate of 11.25%	$5,000	4,897	4,897
Dance Biopharm, Inc.	Drug Delivery	Senior Secured	August 2017	Interest rate PRIME + 7.4% or Floor rate of 10.65%	$1,000	974	974
Intelliject, Inc.(11)	Drug Delivery	Senior Secured	June 2016	Interest rate PRIME + 5.75% or Floor rate of 11.00%	$15,000	15,150	15,450
NuPathe, Inc.(3)	Drug Delivery	Senior Secured	May 2016	Interest rate Prime—3.25% or Floor rate of 9.85%	$5,749	5,629	5,744
Revance Therapeutics, Inc.	Drug Delivery	Senior Secured	March 2015	Interest rate PRIME + 6.60% or Floor rate of 9.85%	$9,798	10,032	9,943
	Drug Delivery	Senior Secured	March 2015	Interest rate PRIME + 6.60% or Floor rate of 9.85%	$980	1,011	994
Total Revance Therapeutics, Inc.						11,043	10,937

Subtotal: 1-5 Years Maturity						56,655	57,466

Subtotal: Drug Delivery (8.84%)*						56,655	57,466

Drug Discovery & Development
1-5 Years Maturity
ADMA Biologics, Inc.(3)	Drug Discovery & Development	Senior Secured	April 2016	Interest rate Prime + 2.75% or Floor rate of 8.50%	$5,000	4,956	4,892
Anacor Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Secured	July 2017	Interst rate PRIME + 6.40% or Floor rate of 11.65%	$30,000	29,083	29,810
Aveo Pharmaceuticals, Inc.(3)(10)(11)	Drug Discovery & Development	Senior Secured	September 2015	Interest rate PRIME + 7.15% or Floor rate of 11.90%	$19,396	19,396	19,590
Cell Therapeutics, Inc.(3)(11)	Drug Discovery & Development	Senior Secured	October 2016	Interest rate Prime + 9.00% or Floor rate of 12.25%	$15,000	14,750	15,200
Cempra, Inc.(3)(11)	Drug Discovery & Development	Senior Secured	June 2017	Interest rate PRIME + 6.30% or Floor rate of 9.55%	$15,000	14,795	14,550
Cleveland BioLabs, Inc.(3)	Drug Discovery & Development	Senior Secured	January 2017	Interest rate PRIME + 6.20% or Floor rate of 10.45%	$6,000	5,909	5,909
Concert Pharmaceuticals, Inc.(4)	Drug Discovery & Development	Senior Secured	October 2015	Interest rate PRIME + 3.25% or Floor rate of 8.50%	$15,091	14,933	14,649
Coronado Biosciences, Inc.(3)(11)	Drug Discovery & Development	Senior Secured	March 2016	Interest rate PRIME + 6.00% or Floor rate of 9.25%	$13,654	13,720	13,449
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Secured	January 2015	Interest rate PRIME + 4.40% or Floor rate of 10.15%	$5,026	4,991	4,981
Insmed, Incorporated(11)	Drug Discovery & Development	Senior Secured	January 2016	Interest rate PRIME + 4.75% or Floor rate of 9.25%	$20,000	19,708	19,535
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Senior Secured	November 2016	Interest rate PRIME + 5.30% or Floor rate of 10.55%	$40,000	40,314	39,455
Neuralstem, Inc.(3)	Drug Discovery & Development	Senior Secured	June 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$8,000	7,874	8,035
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Secured	N/A	Interest rate Fixed 10.00%	$36	36	—
	Drug Discovery & Development	Senior Secured	N/A	Interest rate Fixed 10.00%	$45	45	—
	Drug Discovery & Development	Senior Secured	N/A	N/A	$28	28	—

Total Paratek Pharmaceuticals, Inc.					$ 109	109	—
uniQure B.V.(5)(10)(11)	Drug Discovery & Development	Senior Secured	October 2016	Interest rate PRIME + 8.60% or Floor rate of 11.85%	$10,000	9,695	9,818

Subtotal: 1-5 Years Maturity						200,232	199,872

Subtotal: Drug Discovery & Development (30.75%)*						200,232	199,872

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

Electronics & Computer Hardware
1-5 Years Maturity
Clustrix, Inc.	Electronics & Computer Hardware	Senior Secured	December 2015	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$524	$526	$526
Identive Group, Inc.(3)(11)	Electronics & Computer Hardware	Senior Secured	November 2015	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$5,938	5,696	5,755
OCZ Technology Group, Inc.	Electronics & Computer Hardware	Senior Secured	April 2016	Interest rate Prime + 8.75% or Floor rate of 12.50%, PIK Interest 3.00%	$1,221	1,221	1,221
Plures Technologies, Inc.(3)	Electronics & Computer Hardware	Senior Secured	October 2016	Interest rate Prime + 12.75% or Floor rate of 16.00%, PIK Interest 4.00%	$2,046	1,958	1,458

Subtotal: 1-5 Years Maturity						9,400	8,959

Subtotal: Electronics & Computer Hardware (1.38%)*						9,400	8,959

Healthcare Services, Other
1-5 Years Maturity
InstaMed Communications, LLC	Healthcare Services, Other	Senior Secured	December 2016	Interest rate PRIME + 7.25% or Floor rate of 10.50%	$3,000	2,979	2,979
MDEverywhere, Inc.	Healthcare Services, Other	Senior Secured	June 2016	Interest rate LIBOR + 9.50% or Floor rate of 10.75%	$2,000	1,875	1,907
Orion Healthcorp, Inc.	Healthcare Services, Other	Senior Secured	June 2017	Interest rate LIBOR + 10.50% or Floor rate of 12.00%, PIK Interest 3.00%	$6,591	6,467	6,413
	Healthcare Services, Other	Senior Secured	June 2017	Interest rate LIBOR + 9.50% or Floor rate of 11.00%	$9,000	8,838	8,445
	Healthcare Services, Other	Senior Secured	June 2016	Interest rate LIBOR + 8.25% or Floor rate of 9.50%	$500	465	461

Total Orion Healthcorp, Inc.					$16,091	15,769	15,318
Pacific Child & Family Associates, LLC	Healthcare Services, Other	Senior Secured	January 2015	Interest rate LIBOR + 9.00% or Floor rate of 11.50%	$1,946	2,017	1,988
	Healthcare Services, Other	Senior Secured	January 2015	Interest rate LIBOR + 11.00% or Floor rate of 14.00%, PIK Interest 3.75%	$6,836	6,867	6,833

Total Pacific Child & Family Associates, LLC					$8,782	8,884	8,822

Subtotal: 1-5 Years Maturity						29,508	29,025

Subtotal: Healthcare Services, Other (4.47%)*						29,508	29,025

Information Services
1-5 Years Maturity
Eccentex Corporation(11)	Information Services	Senior Secured	May 2015	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$657	658	185
InXpo, Inc.	Information Services	Senior Secured	April 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$2,550	2,489	2,384
Jab Wireless, Inc.	Information Services	Senior Secured	November 2017	Interest rate Libor + 6.75% or Floor rate of 8.00%	$30,000	29,822	29,822
	Information Services	Senior Secured	November 2017	Interest rate Prime + 6.75% or Floor rate of 8.00%	$2,000	1,996	1,996

Total Jab Wireless, Inc.					$32,000	31,818	31,818

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Womensforum.com(11)	Information Services	Senior Secured	October 2016	Interest rate LIBOR + 7.50% or Floor rate of 10.25%, PIK Interest 2.00%	$4,607	$4,536	$4,127
	Information Services	Senior Secured	October 2016	Interest rate LIBOR + 6.50% or Floor rate of 9.25%	$6,900	6,793	6,470
	Information Services	Senior Secured	April 2015	Interest rate LIBOR + 6.50% or Floor rate of 9.00%	$1,250	1,227	1,156

Total Womensforum.com					$12,757	12,556	11,754

Subtotal: 1-5 Years Maturity						47,521	46,140

Subtotal: Information Services (7.10%)*						47,521	46,140

Internet Consumer & Business Services
Under 1 Year Maturity
Gazelle, Inc.	Internet Consumer & Business Services	Senior Secured	October 2014	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$2,137	$2,115	$2,115
Tectura Corporation(8)	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$6,468	6,467	3,566
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 8.00% or Floor rate of 11.00%, PIK Interest 1.00%	$10,777	10,777	5,943
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$563	563	310
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$5,000	5,000	2,757

Total Tectura Corporation					$22,807	22,806	12,576

Subtotal: Under 1 Year Maturity						24,921	14,691

1-5 Years Maturity
Blurb, Inc.	Internet Consumer & Business Services	Senior Secured	December 2015	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$6,351	6,216	6,054
CashStar, Inc.	Internet Consumer & Business Services	Senior Secured	June 2016	Interest rate Prime + 6.25% or Floor rate 10.50%, PIK Interest 1.00%	$4,018	3,944	3,916
Education Dynamics, LLC	Internet Consumer & Business Services	Senior Secured	March 2016	Interest rate Libor + 12.5% or Floor rate 12.50%, PIK Interest 1.5%	$24,685	24,284	23,582
Gazelle, Inc.	Internet Consumer & Business Services	Senior Secured	April 2016	Interest rate Prime + 7.00% or Floor rate of 10.25%, PIK Interest 2.50%	$12,365	12,283	12,128
Just Fabulous, Inc.	Internet Consumer & Business Services	Senior Secured	February 2017	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$5,000	4,842	4,842
NetPlenish(8)	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate FIXED 10.00%	$383	375	—
	Internet Consumer & Business Services	Senior Secured	April 2015	Interest rate FIXED 10.00%	$97	97	—

Total NetPlenish					$480	472	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Reply! Inc.(11)	Internet Consumer & Business Services	Senior Secured	February 2016	Interest rate PRIME + 7.25% or Floor rate of 10.50%, PIK Interest 2.00%	$3,031	$3,051	$3,034
	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate Prime + 6.88% or Floor rate of 10.13%, PIK Interest 2.00%	$9,169	9,086	9,169
	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate Prime + 7.25% or Floor rate of 11.00%, PIK Interest 2.00%	$2,020	2,044	2,070

Total Reply! Inc.					$14,220	14,181	14,273
ShareThis, Inc.	Internet Consumer & Business Services	Senior Secured	June 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$14,578	14,160	14,160
VaultLogix, LLC	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate LIBOR + 7.00% or Floor rate of 8.50%	$7,897	7,927	7,525
	Internet Consumer & Business Services	Senior Secured	September 2016	Interest rate LIBOR + 8.50% or Floor rate of 10.00%, PIK interest 2.50%	$7,949	7,898	7,397

Total VaultLogix, LLC					$15,847	15,826	14,923
WaveMarket, Inc.(11)	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate Prime + 5.75% or Floor rate of 9.50%	$10,000	9,940	9,665

Subtotal: 1-5 Years Maturity						106,148	103,545

Subtotal: Internet Consumer & Business Services (18.19%)*						131,069	118,236

Media/Content/Info
Under 1 Year Maturity
Zoom Media Group, Inc.	Media/Content/Info	Senior Secured	December 2014	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$4,000	$3,858	$3,858

Subtotal: Under 1 Year Maturity						3,858	3,858

1-5 Years Maturity
Zoom Media Group, Inc.	Media/Content/Info	Senior Secured	December 2015	Interest rate PRIME + 7.25% or Floor rate of 10.50%, PIK interest 3.75%	$4,288	4,122	4,071

Subtotal: 1-5 Years Maturity						4,122	4,071

Subtotal: Media/Content/Info (1.22%)*						7,981	7,929

Medical Devices & Equipment
Under 1 Year Maturity
Oraya Therapeutics, Inc.(9)(11)	Medical Devices & Equipment	Senior Secured	December 2014	Interest rate Fixed 7.00%	$500	500	500

Subtotal: Under 1 Year Maturity						500	500

1-5 Years Maturity
Baxano Surgical, Inc.(3)	Medical Devices & Equipment	Senior Secured	March 2017	Interest rate PRIME + 7.75% or Floor rate of 12.5%	$7,500	7,222	7,222
Home Dialysis Plus, Inc.	Medical Devices & Equipment	Senior Secured	April 2017	Interest rate PRIME + 6.35% or Floor rate of 9.60%	$10,000	9,732	9,732
InspireMD, Inc.(3)(5)(10)	Medical Devices & Equipment	Senior Secured	February 2017	Interest rate PRIME + 5.00% or Floor rate of 10.50%	$10,000	9,696	9,696
Medrobotics Corporation	Medical Devices & Equipment	Senior Secured	March 2016	Interest rate PRIME + 7.85% or Floor rate of 11.10%	$4,561	4,489	4,454
NetBio, Inc.	Medical Devices & Equipment	Senior Secured	August 2017	Interest rate PRIME + 5.00% or Floor rate of 11.00%	$5,000	4,788	4,788
NinePoint Medical, Inc.	Medical Devices & Equipment	Senior Secured	January 2016	Interest rate PRIME + 5.85% or Floor rate of 9.10%	$5,946	5,911	5,794

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Oraya Therapeutics, Inc.(9)(11)	Medical Devices & Equipment	Senior Secured	September 2015	Interest rate PRIME + 5.50% or Floor rate of 10.25%	$7,064	$6,980	$7,162
SonaCare Medical, LLC (pka US HIFU, LLC)(11)	Medical Devices & Equipment	Senior Secured	April 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$5,667	5,754	5,818
United Orthopedic Group, Inc.	Medical Devices & Equipment	Senior Secured	July 2016	Interest rate PRIME + 8.60% or Floor rate of 11.85%	$25,000	24,647	25,166
ViewRay, Inc.	Medical Devices & Equipment	Senior Secured	June 2017	Interest rate PRIME + 7.00% or Floor rate of 10.25%, PIK Interest 1.50%	$15,000	14,489	14,489

Subtotal: 1-5 Years Maturity						93,707	94,320

Subtotal: Medical Devices & Equipment (14.59%)*						94,206	94,819

Semiconductors
1-5 Years Maturity
Achronix Semiconductor Corporation	Semiconductors	Senior Secured	January 2015	Interest rate PRIME + 10.60% or Floor rate of 13.85%	$1,032	1,023	1,006
SiTime Corporation	Semiconductors	Senior Secured	September 2016	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$3,500	3,473	3,473

Subtotal: 1-5 Years Maturity						4,495	4,479

Subtotal: Semiconductors (0.69%)*						4,495	4,479

Software
Under 1 Year Maturity
Clickfox, Inc.	Software	Senior Secured	September 2014	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$2,000	1,979	1,979
StartApp, Inc.	Software	Senior Secured	December 2014	Interest rate PRIME + 2.75% or Floor rate of 6.00%	$200	191	191
Touchcommerce, Inc.	Software	Senior Secured	December 2014	Interest rate Prime + 2.25% or Floor rate of 6.50%	$3,111	3,071	2,970

Subtotal: Under 1 Year Maturity						5,241	5,140

1-5 Years Maturity
Clickfox, Inc.	Software	Senior Secured	November 2015	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$5,842	5,530	5,530
Hillcrest Laboratories, Inc.	Software	Senior Secured	July 2015	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$2,660	2,630	2,604
Mobile Posse, Inc.	Software	Senior Secured	December 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$4,000	3,876	3,879
Neos Geosolutions, Inc.	Software	Senior Secured	May 2016	Interest rate Prime + 5.75% or Floor rate of 10.50%	$3,771	3,808	3,705
Sonian, Inc.	Software	Senior Secured	July 2017	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$5,500	5,332	5,332
StartApp, Inc.	Software	Senior Secured	March 2017	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$2,500	2,507	2,498
Touchcommerce, Inc.	Software	Senior Secured	June 2017	Interest rate Prime + 6.00% or Floor rate of 10.25%	$5,000	4,688	4,767

Subtotal: 1-5 Years Maturity						28,372	28,315

Subtotal: Software (5.15%)*						33,613	33,455

Specialty Pharmaceuticals
1-5 Years Maturity
Rockwell Medical, Inc.	Specialty Pharmaceuticals	Senior Secured	March 2017	Interest rate PRIME + 9.25% or Floor rate of 12.50%	$20,000	20,055	20,055

Subtotal: 1-5 Years Maturity						20,055	20,055

Subtotal: Specialty Pharmaceuticals (3.09%)*						20,055	20,055

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

Surgical Devices
1-5 Years Maturity
Transmedics, Inc.(11)	Surgical Devices	Senior Secured	November 2015	Interest rate FIXED 12.95%	$7,250	$7,207	$7,207

Subtotal: 1-5 Years Maturity						7,207	7,207

Subtotal: Surgical Devices (1.11%)*						7,207	7,207

Total Debt Investments (126.46%)*						835,882	821,988

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)

Equity Investments
Biotechnology Tools
NuGEN Technologies, Inc.	Biotechnology Tools	Equity	Preferred Series C	189,394	$500	$687

Subtotal: Biotechnology Tools (0.11%)*					500	687

Communications & Networking
GlowPoint, Inc.(3)	Communications & Networking	Equity	Common Stock	114,192	102	157
Peerless Network, Inc.	Communications & Networking	Equity	Preferred Series A	1,000,000	1,000	3,621
Stoke, Inc.	Communications & Networking	Equity	Preferred Series E	152,905	500	224

Subtotal: Communications & Networking (0.62%)*					1,602	4,002

Consumer & Business Products
Caivis Acquisition Corporation	Consumer & Business Products	Equity	Common Stock	295,861	819	598
IPA Holdings, LLC	Consumer & Business Products	Equity	LLC Interest	500,000	500	676
Market Force Information, Inc.	Consumer & Business Products	Equity	Preferred Series B	187,970	500	285

Subtotal: Consumer & Business Products (0.24%)*					1,819	1,559

Diagnostic
Singulex, Inc.	Diagnostic	Equity	Common Stock	937,998	750	750

Subtotal: Diagnostic (0.12%)*					750	750

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(10)	Drug Delivery	Equity	Common Stock	89,243	178	1,009
Merrion Pharmaceuticals, Plc(3)(5)(10)	Drug Delivery	Equity	Common Stock	20,000	9	—
NuPathe, Inc.(3)	Drug Delivery	Equity	Common Stock	50,000	146	164
Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Equity	Common Stock	41,570	500	140

Subtotal: Drug Delivery (0.20%)*					833	1,313

Drug Discovery & Development
Acceleron Pharma, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	256,410	1,505	9,286
Aveo Pharmaceuticals, Inc.(3)(10)	Drug Discovery & Development	Equity	Common Stock	167,864	842	307
Dicerna Pharmaceuticals, Inc.(12)	Drug Discovery & Development	Equity	Preferred Series B	20,107	503	228
	Drug Discovery & Development	Equity	Preferred Series C	142,858	1,000	1,055

Total Dicerna Pharmaceuticals, Inc.				162,965	1,503	1,283
Inotek Pharmaceuticals Corporation	Drug Discovery & Development	Equity	Common Stock	15,334	1,500	—
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	546,448	2,000	2,912
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Equity	Common Stock	85,450	5	—
	Drug Discovery & Development	Equity	Preferred Series H	244,158	1,000	—

Total Paratek Pharmaceuticals, Inc.				329,608	1,005	—

Subtotal: Drug Discovery & Development (2.12%)*					8,355	13,788

Information Services
Buzznet, Inc.	Information Services	Equity	Preferred Series C	263,158	250	—
Good Technologies, Inc. (pka Visto Corporation)	Information Services	Equity	Common Stock	500,000	603	—

Subtotal: Information Services (0.00%)*					853	—

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Internet Consumer & Business Services
Blurb, Inc.	Internet Consumer & Business Services	Equity	Preferred Series B	220,653	$175	$444
Philotic, Inc.	Internet Consumer & Business Services	Equity	Common Stock	8,121	92
Progress Financial	Internet Consumer & Business Services	Equity	Preferred Series G	218,351	250	280
Trulia, Inc.(3)	Internet Consumer & Business Services	Equity	Common Stock	29,340	141	1,035

Subtotal: Internet Consumer & Business Services (0.27%)*					658	1,759

Media/Content/Info
Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/Info	Equity	Preferred Series D	145,590	1,000	425

Subtotal: Media/Content/Info (0.07%)*					1,000	425

Medical Devices & Equipment
Gelesis, Inc.(6)	Medical Devices & Equipment	Equity	LLC Interest	2,024,092	925	466
Medrobotics Corporation	Medical Devices & Equipment	Equity	Preferred Series E	136,798	250	269
Novasys Medical, Inc.	Medical Devices & Equipment	Equity	Preferred Series D-1	4,118,444	1,000	—
Optiscan Biomedical, Corp.(6)	Medical Devices & Equipment	Equity	Preferred Series B	6,185,567	3,000	411
	Medical Devices & Equipment	Equity	Preferred Series C	1,927,309	655	135
	Medical Devices & Equipment	Equity	Preferred Series D	41,352,489	3,945	4,006

Total Optiscan Biomedical, Corp.				49,465,365	7,600	4,552

Subtotal: Medical Devices & Equipment (0.81%)*					9,775	5,287

Software
Atrenta, Inc.	Software	Equity	Preferred Series C	1,196,845	986	1,607
	Software	Equity	Preferred Series D	635,513	508	1,088

Total Atrenta, Inc.				1,832,358	1,494	2,695
Box, Inc.	Software	Equity	Preferred Series C	390,625	500	7,031
	Software	Equity	Preferred Series D	158,133	500	2,846
	Software	Equity	Preferred Series D-1	124,511	1,000	2,241
	Software	Equity	Preferred Series D-2	220,751	2,001	3,974
	Software	Equity	Preferred Series E	38,183	500	687

Total Box, Inc.				932,203	4,501	16,779
CapLinked, Inc.	Software	Equity	Preferred Series A-3	53,614	51	94
ForeScout Technologies, Inc.	Software	Equity	Preferred Series D	319,099	398	849
HighRoads, Inc.	Software	Equity	Preferred Series B	190,170	307	337

Subtotal: Software (3.19%)*					6,751	20,754

Specialty Pharmaceuticals
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Equity	Preferred Series E	241,829	750	—
	Specialty Pharmaceuticals	Equity	Preferred Series E-1	26,955	—	—
	Specialty Pharmaceuticals	Equity	Preferred Series G	4,667,636	—	—

Total QuatRx Pharmaceuticals Company				4,936,420	750	—

Subtotal: Specialty Pharmaceuticals (0.00%)*					750	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)

Surgical Devices
Gynesonics, Inc.	Surgical Devices	Equity	Preferred Series B	219,298	$250	$73
	Surgical Devices	Equity	Preferred Series C	656,538	282	123
	Surgical Devices	Equity	Preferred Series D	1,621,553	580	749

Total Gynesonics, Inc.				2,497,389	1,112	945
Transmedics, Inc.	Surgical Devices	Equity	Preferred Series B	88,961	1,100	303
	Surgical Devices	Equity	Preferred Series C	119,999	300	212
	Surgical Devices	Equity	Preferred Series D	260,000	650	886

				468,960	2,050	1,401

Subtotal: Surgical Devices (0.36%)*					3,162	2,346

Total Equity Investments (8.10%)*					36,808	52,670

Warrant Investments
Biotechnology Tools
Labcyte, Inc.	Biotechnology Tools	Warrant	Preferred Series C	1,127,624	323	65
NuGEN Technologies, Inc.	Biotechnology Tools	Warrant	Preferred Series B	234,659	78	234

Subtotal: Biotechnology Tools (0.05%)*					401	299

Energy Technology
Agrivida, Inc.	Energy Technology	Warrant	Preferred Series C	77,447	120	243
Alphabet Energy, Inc.	Energy Technology	Warrant	Preferred Series A	86,329	82	176
American Superconductor Corporation(3)	Energy Technology	Warrant	Common Stock	512,820	391	175
Brightsource Energy, Inc.	Energy Technology	Warrant	Preferred Series 1	175,000	780	214
Calera, Inc.	Energy Technology	Warrant	Preferred Series C	44,529	513	—
EcoMotors, Inc.	Energy Technology	Warrant	Preferred Series B	437,500	308	475
Fluidic, Inc.	Energy Technology	Warrant	Preferred Series C	59,665	102	138
Fulcrum Bioenergy, Inc.	Energy Technology	Warrant	Preferred Series C-1	280,897	275	210
Glori Energy, Inc.	Energy Technology	Warrant	Preferred Series C	145,932	165	50
GreatPoint Energy, Inc.	Energy Technology	Warrant	Preferred Series D-1	393,212	548	—
Polyera Corporation	Energy Technology	Warrant	Preferred Series C	161,575	69	44
Propel Fuels	Energy Technology	Warrant	Preferred Series C	3,200,000	211	233
SCIEnergy, Inc.	Energy Technology	Warrant	Preferred Series D	1,061,623	360	2
Scifiniti (pka Integrated Photovoltaics, Inc.)	Energy Technology	Warrant	Preferred Series B	390,000	82	68
Solexel, Inc.	Energy Technology	Warrant	Preferred Series C	1,171,625	1,162	278
Stion Corporation(6)	Energy Technology	Warrant	Preferred Series Seed	2,154	1,378	1,627
TAS Energy, Inc.	Energy Technology	Warrant	Preferred Series F	428,571	299	756
TPI Composites, Inc.	Energy Technology	Warrant	Preferred Series B	120	172	376
Trilliant, Inc.	Energy Technology	Warrant	Preferred Series A	320,000	162	34

Subtotal: Energy Technology (0.78%)*(13)					7,179	5,099

Communications & Networking
Intelepeer, Inc.	Communications & Networking	Warrant	Preferred Series C	117,958	102	112
OpenPeak, Inc.	Communications & Networking	Warrant	Preferred Series 2	108,982	149	—
PeerApp, Inc.	Communications & Networking	Warrant	Preferred Series B	298,779	61	41
Peerless Network, Inc.	Communications & Networking	Warrant	Preferred Series A	135,000	95	368
Ping Identity Corporation	Communications & Networking	Warrant	Preferred Series B	1,136,277	52	98
Spring Mobile Solutions, Inc.	Communications & Networking	Warrant	Preferred Series D	2,834,375	417	661

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Stoke, Inc.	Communications & Networking	Warrant	Preferred Series C	158,536	$53	$5
	Communications & Networking	Warrant	Preferred Series D	72,727	65	2

Total Stoke, Inc.				231,263	118	7

Subtotal: Communications & Networking (0.20%)*					994	1,287

Consumer & Business Products
Intelligent Beauty, Inc.	Consumer & Business Products	Warrant	Preferred Series B	190,234	230	1,027
IPA Holdings, LLC	Consumer & Business Products	Warrant	Common Stock	650,000	275	408
Market Force Information, Inc.	Consumer & Business Products	Warrant	Preferred Series A	99,286	24	1

Subtotal: Consumer & Business Products (0.22%)*					529	1,436

Diagnostic
Navidea Biopharmaceuticals, Inc. (pka Neoprode)(3)	Diagnostic	Warrant	Common Stock	333,333	244	152

Subtotal: Diagnostic (0.02%)*					244	152

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(10)	Drug Delivery	Warrant	Common Stock	176,730	786	961
Alexza Pharmaceuticals, Inc.(3)	Drug Delivery	Warrant	Common Stock	37,639	645	1
BIND Therapeutics, Inc.(3)	Drug Delivery	Warrant	Common Stock	71,359	367	294
Celsion Corporation(3)	Drug Delivery	Warrant	Common Stock	97,493	227	249
Dance Biopharm, Inc.	Drug Delivery	Warrant	Preferred Series A	97,701	74	154
Intelliject, Inc.	Drug Delivery	Warrant	Preferred Series B	82,500	594	1,115
NuPathe, Inc.(3)	Drug Delivery	Warrant	Common Stock	106,631	139	136
Revance Therapeutics, Inc.(12)	Drug Delivery	Warrant	Preferred Series E-5	802,675	557	330
Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Warrant	Common Stock	61,452	87	3

Subtotal: Drug Delivery (0.50%)*					3,476	3,243

Drug Discovery & Development
Acceleron Pharma, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	11,611	39	294
ADMA Biologics, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	31,750	129	73
Anthera Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	40,178	984	9
Cell Therapeutics, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	679,040	405	601
Cempra, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	138,797	458	728
Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Warrant	Preferred Series D	325,261	490	500
Cleveland BioLabs, Inc(3)	Drug Discovery & Development	Warrant	Common Stock	156,250	105	66
Concert Pharmaceuticals, Inc.(12)	Drug Discovery & Development	Warrant	Preferred Series C	400,000	367	577
Coronado Biosciences, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	73,009	142	41

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Dicerna Pharmaceuticals, Inc.(12)	Drug Discovery & Development	Warrant	Common Stock	200	$28	$—
	Drug Discovery & Development	Warrant	Preferred Series A	21,000	237	38
	Drug Discovery & Development	Warrant	Preferred Series B	26,400	310	48

Total Dicerna Pharmaceuticals, Inc.				47,600	575	86
Horizon Pharma, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	22,408	231	5
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	302,143	155	488
Neuralstem, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	648,798	295	1,045
Portola Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	68,702	153	683
uniQure B.V.(5)(10)(12)	Drug Discovery & Development	Warrant	Preferred Series A	185,873	218	313

Subtotal: Drug Discovery & Development (0.85%)*					4,746	5,509

Electronics & Computer Hardware
Clustrix, Inc.	Electronics & Computer Hardware	Warrant	Common Stock	50,000	12	16
Identive Group, Inc.(3)	Electronics & Computer Hardware	Warrant	Common Stock	992,084	247	136
Plures Technologies, Inc.(3)	Electronics & Computer Hardware	Warrant	Preferred Series A	552,467	124	100

Subtotal: Electronics & Computer Hardware (0.04%)*					383	252

Healthcare Services, Other
MDEverywhere, Inc.	Healthcare Services, Other	Warrant	Common Stock	129	94	55

Subtotal: Healthcare Services, Other (0.01%)*					94	55

Information Services
Buzznet, Inc.	Information Services	Warrant	Preferred Series B	19,962	9	—
Cha Cha Search, Inc.	Information Services	Warrant	Preferred Series G	48,232	57	10
InXpo, Inc.	Information Services	Warrant	Preferred Series C	648,400	98	45
	Information Services	Warrant	Preferred Series C-1	582,015	49	40

Total InXpo, Inc.				1,230,415	147	85
Jab Wireless, Inc.	Information Services	Warrant	Preferred Series A	266,567	265	330
RichRelevance, Inc.	Information Services	Warrant	Preferred Series E	112,612	98	—

Subtotal: Information Services (0.07%)*					576	425

Internet Consumer & Business Services
Blurb, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	218,684	299	169
	Internet Consumer & Business Services	Warrant	Preferred Series C	234,280	636	248

Total Blurb, Inc.				452,964	935	417
CashStar, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series C-2	454,545	102	47
Gazelle, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series D	151,827	165	62
Invoke Solutions, Inc.	Internet Consumer & Business Services	Warrant	Common Stock	53,084	39	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Just Fabulous, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	137,456	$589	$1,057
Prism Education Group, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	200,000	43
Progress Financial	Internet Consumer & Business Services	Warrant	Preferred Series G	174,562	78	76
Reply! Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	137,225	320	93
ShareThis, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series C	493,502	546	241
Tectura Corporation	Internet Consumer & Business Services	Warrant	Preferred Series B-1	253,378	51	—
WaveMarket, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B-1	1,083,779	105	85

Subtotal: Internet Consumer & Business Services (0.32%)*					2,973	2,078

Media/Content/Info
Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/Info	Warrant	Preferred Series C	110,018	60	50
Glam Media, Inc.	Media/Content/Info	Warrant	Preferred Series D	407,457	482	—
Zoom Media Group, Inc.	Media/Content/Info	Warrant	Preferred Series A	1,204	348	275

Subtotal: Media/Content/Info (0.05%)*					890	325

Medical Devices & Equipment
Baxano Surgical, Inc.(3)	Medical Devices & Equipment	Warrant	Common Stock	882,353	439	344
Gelesis, Inc.(6)	Medical Devices & Equipment	Warrant	LLC Interest	263,688	78	7
Home Dialysis Plus, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	300,000	245	297
InspireMD, Inc.(3)(5)(10)	Medical Devices & Equipment	Warrant	Common Stock	168,351	242	167
Medrobotics Corporation	Medical Devices & Equipment	Warrant	Preferred Series D	424,008	343	184
	Medical Devices & Equipment	Warrant	Preferred Series E	34,199	27	23

Total Medrobotics Corporation				458,207	370	207
MELA Sciences, Inc.(3)	Medical Devices & Equipment	Warrant	Common Stock	693,202	401	94
NetBio, Inc.	Medical Devices & Equipment	Warrant	Common Stock	2,568	408	398
NinePoint Medical, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A-1	587,840	170	288
Novasys Medical, Inc.	Medical Devices & Equipment	Warrant	Common Stock	109,449	2	—
	Medical Devices &Equipment	Warrant	Preferred Series D	526,840	125	—
	Medical Devices &Equipment	Warrant	Preferred Series D-1	53,607	6	—

Total Novasys Medical, Inc.				689,896	133	—
Optiscan Biomedical, Corp.(6)	Medical Devices & Equipment	Warrant	Preferred Series D	10,535,275	1,252	232
Oraya Therapeutics, Inc.	Medical Devices & Equipment	Warrant	Common Stock	95,498	66	23
	Medical Devices & Equipment	Warrant	Preferred Series C	716,948	677	134

Total Oraya Therapeutics, Inc.				812,446	743	157

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
SonaCare Medical, LLC (pka US HIFU, LLC)	Medical Devices & Equipment	Warrant	Preferred Series A	409,704	$188	$201
United Orthopedic Group, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	423,076	608	785
ViewRay, Inc.	Medical Devices & Equipment	Warrant	Preferred Series C	312,500	333	331

Subtotal: Medical Devices & Equipment (0.54%)*					5,610	3,508

Semiconductors
Achronix Semiconductor Corporation	Semiconductors	Warrant	Preferred Series C	360,000	160	194
SiTime Corporation	Semiconductors	Warrant	Preferred Series G	195,683	24	12

Subtotal: Semiconductors (0.03%)*					184	206

Software
Atrenta, Inc.	Software	Warrant	Preferred Series D	392,670	121	330
Box, Inc.	Software	Warrant	Preferred Series B	271,070	72	4,701
	Software	Warrant	Preferred Series C	199,219	117	3,331
	Software	Warrant	Preferred Series D-1	62,255	194	625

Total Box, Inc.				532,544	383	8,657
Braxton Technologies, LLC	Software	Warrant	Preferred Series A	168,750	187	—
Central Desktop, Inc.	Software	Warrant	Preferred Series B	522,769	108	187
Clickfox, Inc.	Software	Warrant	Preferred Series B	1,038,563	330	495
	Software	Warrant	Preferred Series C	592,019	730	363

Total Clickfox, Inc.				1,630,582	1,060	858
Daegis Inc. (pka Unify Corporation)(3)	Software	Warrant	Common Stock	718,860	1,433	83
ForeScout Technologies, Inc.	Software	Warrant	Preferred Series E	80,587	41	82
Hillcrest Laboratories, Inc.	Software	Warrant	Preferred Series E	1,865,650	55	139
Mobile Posse, Inc.	Software	Warrant	Preferred Series C	396,430	130	129
Neos Geosolutions, Inc.	Software	Warrant	Preferred Series 3	221,150	22	—
Sonian, Inc.	Software	Warrant	Preferred Series C	185,949	106	105
SugarSync, Inc.	Software	Warrant	Preferred Series CC	332,726	78	48
	Software	Warrant	Preferred Series DD	107,526	34	16

Total Sugarsync, Inc.				440,252	112	64
Touchcommerce, Inc.	Software	Warrant	Preferred Series E	992,595	251	248
White Sky, Inc.	Software	Warrant	Preferred Series B-2	124,295	54	4
WildTangent, Inc.	Software	Warrant	Preferred Series 3	100,000	238	123

Subtotal: Software (1.69%)*					4,301	11,009

Specialty Pharmaceuticals
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Warrant	Preferred Series E	155,324	307	—

Subtotal: Specialty Pharmaceuticals (0.00%)*					307	—

Surgical Devices
Gynesonics, Inc.	Surgical Devices	Warrant	Preferred Series C	180,480	74	27
	Surgical Devices	Warrant	Preferred Series D	1,575,965	320	383

Total Gynesonics, Inc.				1,756,445	394	410
Transmedics, Inc.	Surgical Devices	Warrant	Preferred Series B	40,436	225	9
	Surgical Devices	Warrant	Preferred Series D	175,000	100	335

Total Transmedics, Inc.				215,436	325	344

Subtotal: Surgical Devices (0.12%)*					719	754

Total Warrants Investments (5.48%)*					33,606	35,637

Total Investments (140.04%)*					$906,297	$910,295

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $48.8 million, $44.5 million and $4.3 million respectively. The tax cost of investments is $906.2 million
(3)	Except for warrants in twenty-five publicly traded companies and common stock in nine publicly traded companies, all investments are restricted at December 31, 2013 and were valued at fair value as determined in good faith by the Audit Committee of the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns at least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owners at least 25% of the voting securities of the company or has greater than 50% representation on its board.
(8)	Debt is on non-accrual status at December 31, 2013, and is therefore considered non-income producing.
(9)	Convertible Senior Debt
(10)	Indicates assets that the Company deems not “qualifying assets” under section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(11)	Denotes that all or a portion of the debt investment secures the notes offered in the Debt Securitization (as defined in Note 4).
(12)	Subsequent to December 31, 2013, this company completed an initial public offering. Note that the December 31, 2013 fair value does not reflect any potential impact of the conversion of our preferred shares to common shares which may include reverse split associated with the offering.
(13)	In our quarterly and annual reports filed with the commission prior to this Annual Report on Form 10-K for the year ended December 31, 2013, we referred to this industry sector as “Clean Tech.”

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Description of Business and Basis of Presentation

Hercules Technology Growth Capital, Inc. (the “Company”) is a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related industries, including technology, biotechnology, life science, and energy and renewables technology at all stages of development. The Company sources its investments through its principal office located in Palo Alto, CA, as well as through its additional offices in Boston, MA, New York, NY and McLean, VA. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003.

The Company is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). From incorporation through December 31, 2005, the Company was taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, (the “Code”). Effective January 1, 2006, the Company elected to be treated for tax purposes as a regulated investment company, or RIC, under the Code (see Note 5). As an investment company, the Company follows accounting and reporting guidance as set forth in Accounting Standards Codification (“ASC”) 946.

Hercules Technology II, L.P. (“HT II”), Hercules Technology III, L.P. (“HT III”), and Hercules Technology IV, L.P. (“HT IV”), are Delaware limited partnerships that were formed in January 2005, September 2009 and December 2010, respectively. HT II and HT III were licensed to operate as small business investment companies (“SBICs”) under the authority of the Small Business Administration (“SBA”) on September 27, 2006 and May 26, 2010, respectively. As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. HT IV was formed in anticipation of receiving an additional SBIC license; however, the Company has not yet applied for such license, and HT IV currently has no material assets or liabilities. The Company also formed Hercules Technology SBIC Management, LLC, or (“HTM”), a limited liability company in November 2003. HTM is a wholly owned subsidiary of the Company and serves as the limited partner and general partner of HT II and HT III (see Note 4 to the Company’s consolidated financial statements).

HT II and HT III hold approximately $150.5 million and $314.8 million in assets, respectively, and they accounted for approximately 9.1% and 19.1% of the Company’s total assets, respectively, prior to consolidation at December 31, 2014.

The Company also established wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). By investing through these wholly owned subsidiaries, the Company is able to benefit from the tax treatment of these entities and create a tax structure that is more advantageous with respect to the Company’s RIC status.

The consolidated financial statements include the accounts of the Company, its subsidiaries and its consolidated securitization VIEs. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and the Securities and Exchange Act of 1934, the Company does not consolidate portfolio company investments.

Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

2. Summary of Significant Accounting Policies

Principles of Consolidation

The Consolidated Financial Statements include the accounts of the Company and its subsidiaries and all VIEs of which the Company is the primary beneficiary. All intercompany accounts and transactions have been eliminated in consolidation.

A VIE is an entity that either (i) has insufficient equity to permit the entity to finance its activities without additional subordinated financial support or (ii) has equity investors who lack the characteristics of a controlling financial interest. The primary beneficiary of a VIE is the party with both the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and the obligation to absorb the losses or the right to receive benefits that could potentially be significant to the VIE.

To assess whether the Company has the power to direct the activities of a VIE that most significantly impact its economic performance, the Company considers all the facts and circumstances including its role in establishing the VIE and its ongoing rights and responsibilities. This assessment includes identifying the activities that most significantly impact the VIE’s economic performance and identifying which party, if any, has power over those activities. In general, the party that makes the most significant decisions affecting the VIE is determined to have the power to direct the activities of a VIE. To assess whether the Company has the obligation to absorb the losses or the right to receive benefits that could potentially be significant to the VIE, the Company considers all of its economic interests, including debt and equity interests, servicing rights and fee arrangements, and any other variable interests in the VIE. If the Company determines that it is the party with the power to make the most significant decisions affecting the VIE, and the Company has a potentially significant interest in the VIE, then it consolidates the VIE.

The Company performs ongoing reassessments, usually quarterly, of whether it is the primary beneficiary of a VIE. The reassessment process considers whether the Company has acquired or divested the power to direct the activities of the VIE through changes in governing documents or other circumstances. The Company also reconsiders whether entities previously determined not to be VIEs have become VIEs, based on certain events, and therefore are subject to the VIE consolidation framework.

As of the date of this report, the VIEs consolidated by the Company are its securitization VIEs formed in conjunction with the issuance of the Asset-Backed Notes (as defined herein) (See Note 4).

Valuation of Investments

At December 31, 2014, 78.6% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. The Company’s investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification topic 820 Fair Value Measurements and Disclosures (“ASC 820”). The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related industries, including technology, biotechnology, life science and energy and renewables technology. Given the nature of lending to these types of businesses, substantially all of the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, the Company values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy and the Company’s Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

The Company may from time to time engage an independent valuation firm to provide the Company with valuation assistance with respect to certain portfolio investments on a quarterly basis. The Company intends to continue to engage an independent valuation firm to provide management with assistance regarding the Company’s determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of services rendered by an independent valuation firm is at the discretion of the Board of Directors. The Company’s Board of Directors is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Company’s Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) the Company’s quarterly valuation process begins with each portfolio company being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with the Company’s investment committee;

(3) the Audit Committee of the Board of Directors reviews the preliminary valuation of the investments in the portfolio as provided by the investment committee which incorporates the results of the independent valuation firm as appropriate, and

(4) the Audit Committee discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the investment committee.

ASC 820 establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also requires disclosure for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

In accordance with ASU 2011-04, the following tables provide quantitative information about the Company’s Level 3 fair value measurements of the Company’s investments as of December 31, 2014 and 2013. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The below table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.

Investment Type - Level Three Debt Investments	Fair Value at December 31, 2014	Valuation Techniques/ Methodologies	Unobservable Input (a)	Range	Weighted Average (b)
(in thousands)
Pharmaceuticals	$117,229 237,595	Originated Within 6 Months Market Comparable Companies	Origination Yield Hypothetical Market Yield Premium/(Discount)	10.34% - 16.52% 9.75% - 17.73% (0.50%) - 1.00%	11.76% 10.62%

Medical Devices	60,332 60,658 12,970	Originated Within 6 Months Market Comparable Companies Liquidation(c)	Origination Yield Hypothetical Market Yield Premium/(Discount) Probability weighting of alternative outcomes	12.14% - 16.56% 11.64% - 22.22% 0.00% - 1.00% 50.00%	13.69% 12.19%

Technology	152,645 80,835 27,159	Originated Within 6 Months Market Comparable Companies Liquidation(c)	Origination Yield Hypothetical Market Yield Premium/(Discount) Probability weighting of alternative outcomes	10.54% - 20.02% 6.95% - 15.50% 0.00% - 0.50% 10.00% - 90.00%	14.08% 13.01%

Energy Technology	4,437 52,949 1,600	Originated Within 6 Months Market Comparable Companies Liquidation(c)	Origination Yield Hypothetical Market Yield Premium/(Discount) Probability weighting of alternative outcomes	13.85% - 21.57% 13.20% - 16.62% 0.00% - 1.50% 100.00%	19.00% 15.41%

Lower Middle Market	2,962 59,254 4,096	Originated Within 6 Months Market Comparable Companies Liquidation(c)	Origination Yield Hypothetical Market Yield Premium/(Discount) Probability weighting of alternative outcomes	14.04% 11.91% - 15.33% 0.00% - 0.50% 45.00% - 55.00%	14.04% 13.98%

Debt Investments Where Fair Value Approximates Cost
	9,318	Imminent Payoffs
	39,867	Debt Investments Maturing in Less than One Year

	$923,906	Total Level Three Debt Investments

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation would result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in the Company’s Consolidated Schedule of Investments are included in the industries note above as follows: Pharmaceuticals, above, is comprised of debt investments in the Therapeutic, Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery, and Diagnostics and Biotechnology industries in the Consolidated Schedule of Investments. Medical Devices, above, is comprised of debt investments in the Therapeutic, Surgical Devices, Medical Devices and Equipment and Biotechnology Tools industries in the Consolidated Schedule of Investments. Technology, above, is comprised of debt investments in the Software, Semiconductors, Electronics and Computer Hardware, Internet Consumer and Business Services, Information Services, Media/Content/Info and Communications and Networking industries in the Consolidated Schedule of Investments. Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Internet Consumer and Business Services, Media/Content/Info, and Healthcare Services – Other industries in the Consolidated Schedule of Investments. Energy Technology, above, aligns with the Energy Technology Industry in the Consolidated Schedule of Investments.

(b)	The weighted averages are calculated based on the fair market value of each investment.

(c)	The significant unobservable input used in the fair value measurement of impaired debt securities is the probability weighting of alternative outcomes.

Investment Type - Level Three Debt Investments	Fair Value at December 31, 2013	Valuation Techniques/ Methodologies	Unobservable Input (a)	Range	Weighted Average (c)
(in thousands)
Pharmaceuticals	$25,811 250,607	Originated Within 6 Months Market Comparable Companies	Origination Yield Hypothetical Market Yield Premium/(Discount)	12.56% - 14.53% 13.83% - 15.47% (1.00%) - 0.00%	13.36% 14.13%

Medical Devices	46,900 34,723	Originated Within 6 Months Market Comparable Companies	Origination Yield Hypothetical Market Yield Premium/(Discount)	13.54% - 17.37% 14.32% - 17.37% (1.00%) -1.00%	14.87% 15.23%

Technology	18,796 98,290 1,643	Originated Within 6 Months Market Comparable Companies Liquidation	Origination Yield Hypothetical Market Yield Premium/(Discount) Probability weighting of alternative outcomes	10.62% - 15.97% 14.72% - 21.08% 0.00% - 1.00% 30.00% - 70.00%	14.26% 15.48%

Energy Technology	32,597 108,238	Originated Within 6 Months Market Comparable Companies	Origination Yield Hypothetical Market Yield Premium/(Discount)	14.68% - 15.87% 15.37% (0.50%) - 1.50%	15.17% 15.37%

Lower Middle Market	121,347 31,818 12,576	Market Comparable Companies Broker Quote (b) Liquidation	Hypothetical Market Yield Premium/(Discount) Price Quotes Par Value Probability weighting of alternative outcomes	14.83% - 19.73% 0.00% - 1.00% 99.50% - 100.25% of par $2.0 - $22.5 million 20.00% - 80.00%	16.12%

Debt Investments Where Fair Value Approximates Amortized Cost
	15,906	Imminent Payoffs
	22,236	Debt Investments Maturing in Less than One Year
	500	Convertible Debt at Par

	$821,988	Total Level Three Debt Investments

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation would result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in the Company’s Consolidated Schedule of Investments are included in the industries note above as follows:

Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery, and Diagnostics and Biotechnology industries in the Consolidated Schedule of Investments. Medical Devices, above, is comprised of debt investments in the Therapeutic, Surgical Devices, Medical Devices and Equipment and Biotechnology Tools industries in the Consolidated Schedule of Investments.

Technology, above, is comprised of debt investments in the Software, Semiconductors, Electronics and Computer Hardware, Internet Consumer and Business Services, Information Services, Media/Content/Info and Communications and Networking industries in the Consolidated Schedule of Investments.

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Software, Electronics and Computer Hardware, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Consolidated Schedule of Investments. Energy Technology, above, aligns with the Energy Technology industry in the Consolidated Schedule of Investments.

(b)	A broker quote valuation technique was used to derive the fair value of loans which are part of a syndicated facility.

(c)	Weighted averages are calculated based on the fair market value of each investment.

Investment Type - Level Three Equity and Warrant Investments	Fair Value at December 31, 2014	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(e)
	(in thousands)
Equity Investments	$12,249	Market Comparable Companies	EBITDA Multiple(b) Revenue Multiple(b) Discount for Lack of Marketability (c) Average Industry Volatility(d) Risk-Free Interest Rate Estimated Time to Exit (in months)	5.2x - 23.4x 0.9x - 3.6x 5.67% - 35.45% 48.10% - 95.18% 0.22% - 0.83% 10 - 28	8.5x 2.6x 15.95% 62.78% 0.24% 11

	46,686	Market Adjusted OPM Backsolve	Average Industry Volatility(d) Risk-Free Interest Rate Estimated Time to Exit (in months)	38.95% - 84.30% 0.10% - 1.32% 6 - 43	55.04% 0.24% 10

Warrant Investments	9,725	Market Comparable Companies	EBITDA Multiple(b) Revenue Multiple(b) Discount for Lack of Marketability© Average Industry Volatility(d) Risk-Free Interest Rate Estimated Time to Exit (in months)	0.0x - 98.9x 0.3x - 15.7x 12.12% - 35.50% 37.70% - 108.86% 0.22% - 1.34% 10 - 47	16.6x 4.3x 22.14% 67.23% 0.75% 27

	12,198	Market Adjusted OPM Backsolve	Average Industry Volatility(d) Risk-Free Interest Rate Estimated Time to Exit (in months)	32.85% - 99.81% 0.21% - 2.95% 10 - 48	67.58% 0.87% 28

Total Level Three Warrant and Equity Investments	$80,858

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.

(b)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.

(c)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.

(d)	Represents the range of average industry volatility used by market participants when pricing the investment.

(e)	Weighted averages are calculated based on the fair market value of each investment.

Investment Type - Level Three Equity and Warrant Investments	Fair Value at December 31, 2013	Valuation Techniques/ Methodologies	Unobservable Input (a)	Range
	(in thousands)
Equity Investments	$10,244	Market Comparable Companies	EBITDA Multiple(b) Revenue Multiple(b) Discount for Lack of Marketability(c) Average Industry Volatility(d) Risk-Free Interest Rate Estimated Time to Exit (in months)	8.6x - 17.7x 0.7x - 13.8x 9.1% - 23.6% 43.4% - 110.7% 0.1% - 0.4% 6 - 30

	9,289	Market Adjusted OPM Backsolve	Average Industry Volatility(d) Risk-Free Interest Rate Estimated Time to Exit (in months)	45.6% - 109.7% 0.1% - 0.9% 6 - 42

	18,127	Other	Average Industry Volatility(d) Risk-Free Interest Rate Estimated Time to Exit (in months)	44.0% 0.1% 12

Warrant Investments	10,200	Market Comparable Companies	EBITDA Multiple(b) Revenue Multiple(b) Discount for Lack of Marketability(c) Average Industry Volatility(d) Risk-Free Interest Rate Estimated Time to Exit (in months)	5.0x - 51.4x 0.5x - 13.8x 6.4% - 36.0% 21.3% - 110.7% 0.1% - 1.0% 6 - 48

	8,913	Market Adjusted OPM Backsolve	Average Industry Volatility(d) Risk-Free Interest Rate Estimated Time to Exit (in months)	35.7% - 109.9% 0.1% - 2.7% 3 - 48

	9,595	Other	Average Industry Volatility(d) Risk-Free Interest Rate Estimated Time to Exit (in months)	44.0% - 56.9% 0.1% - 1.0% 12 - 48

Total Level Three Warrant and Equity Investments	$66,368

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.

(b)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.

(c)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.

(d)	Represents the range of industry volatility used by market participants when pricing the investment.

Debt Investments

The Company follows the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related industries, including technology, biotechnology, life science and energy and renewables technology. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for debt instruments for these investment securities to be traded or exchanged.

In making a good faith determination of the value of the Company’s investments, the Company generally starts with the cost basis of the investment, which includes the value attributed to the OID, if any, and PIK interest or other receivables which have been accrued to principal as earned. The Company then applies the valuation methods as set forth below.

The Company applies a procedure that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. The Company determines the yield at inception for each debt investment. The Company then uses senior secured, leveraged loan yields provided by third party providers to determine the change in market yields between inception of the debt security and the measurement date. Industry specific indices are used to benchmark/assess market based movements. Under this process, the Company also evaluates the collateral for recoverability of the debt investments as well as applies all of its historical fair value analysis.

The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a credit adjusted hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. The Company values its syndicated loans using broker quotes and bond indices amongst other factors. If there is a significant deterioration of the credit quality of a debt investment, the Company may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a loan is doubtful or, if under the in-exchange premise, when the value of a debt security is less than amortized cost of the investment. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or, if under the in-exchange premise, the value of a debt security is greater than amortized cost.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the debt investments from recordation of the warrant or other equity instruments is accreted into interest income over the life of the debt investment.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. The Company has a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

The Company estimates the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity-related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and equity-related securities. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Investments measured at fair value on a recurring basis are categorized in the tables below based upon the lowest level of significant input to the valuations as of December 31, 2014 and as of December 31, 2013. The Company transfers investments in and out of Level 1, 2 and 3 securities as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the year ended December 31, 2014, there were no transfers between Levels 1 or 2.

(in thousands) Description	Balance December 31, 2014	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$923,906	$—	$—	$923,906
Preferred stock	$57,548	—	—	57,548
Common stock	$14,185	12,798	—	1,387
Warrants	$25,098	—	3,175	21,923

Total	$1,020,737	$12,798	$3,175	$1,004,764

(in thousands) Description	Balance December 31, 2013	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$821,988	$—	$—	$821,988
Preferred stock	35,554	—	—	35,554
Common stock	17,116	15,009	—	2,107
Warrants	35,637	—	6,930	28,707

Total	$910,295	$15,009	$6,930	$888,356

The table below presents a reconciliation for all financial assets and liabilities measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the years ended December 31, 2014 and December 31, 2013.

(in thousands)	Balance, January 1, 2014	Net Realized (Losses) (1)	Net Change in Unrealized Appreciation (Depreciation) (2)	Purchases (5)	Sales	Repayments (6)	Gross Transfers into Level 3 (3)	Gross Transfers out of Level 3 (3)	Balance, December 31, 2014
Senior Debt	$821,988	$—	$(14,182)	$615,596	$—	$(497,258)	$—	$(2,238)	$923,906
Preferred Stock	35,554	(750)	15,779	7,097	(503)	—	2,007	(1,636)	57,548
Common Stock	2,107	(130)	601	—	(1,189)	—	—	(2)	1,387
Warrants	28,707	(48)	(10,553)	8,596	(2,503)	—	—	(2,276)	21,923

Total	$888,356	$(928)	$(8,355)	$631,289	$(4,195)	$(497,258)	$2,007	$(6,152)	$1,004,764

(in thousands)	Balance, January 1, 2013	Net Realized Gains (Losses) (1)	Net Change in Unrealized Appreciation (Depreciation) (2)	Purchases (5)	Sales	Repayments (6)	Gross Transfers into Level 3 (4)	Gross Transfers out of Level 3 (4)	Balance, December 31, 2013
Senior Debt	$827,540	$(9,536)	$(8,208)	$484,367	$(8)	$(469,780)	$769	$(3,156)	$821,988
Preferred Stock	33,178	7,968	7,682	6,198	(18,572)	—	776	(1,676)	35,554
Common Stock	2,367	—	(1,103)	750	—	—	93	—	2,107
Warrants	22,140	5,257	6,173	6,524	(10,350)	—	—	(1,037)	28,707

Total	$885,225	$3,689	$4,544	$497,839	$(28,930)	$(469,780)	$1,638	$(5,869)	$888,356

(1)	Includes net realized gains (losses) recorded as realized gains or losses in the accompanying consolidated statements of operations.
(2)	Included in change in net unrealized appreciation or depreciation in the accompanying consolidated statements of operations.
(3)

Transfers in/out of Level 3 during the year ended December 31, 2014 relate to the conversion of Paratek Pharmaceuticals, Inc., SCI Energy, Inc., Oraya Therapeutics, Inc., and Neuralstem, Inc. debt to equity, the exercise of warrants in Box, Inc and WildTangent, Inc. to equity, the conversion of warrants in Glori Energy, Inc. to equity in the company’s reverse public merger, the public merger of Paratek Pharmaceuticals, Inc. with Transcept Pharmaceuticals, Inc. and the initial public offerings of Concert Pharmaceuticals, Inc., Dicerna Pharmaceuticals, Inc., Everyday Health, Inc., Neothetics, Inc., Revance Therapeutics, Inc., and UniQure BV.
(4)	Transfers in/out of Level 3 during the year ended December 31, 2013 relate to the conversion of Optiscan BioMedical, Inc., Gynesonics, Inc., Philotic, Inc., and Tethys BioScience, Inc. debt to equity, the conversion of OCZ Technology warrants to principal and the initial public offerings of Portola Pharmaceuticals, Inc., Acceleron Pharma, Inc., Bind, Inc., and ADMA Biologics, Inc.
(5)	Amounts listed above are inclusive of loan origination fees received at the inception of the loan which are deferred and amortized into fee income as well as the accretion of existing loan discounts and fees during the period.
(6)	Amounts listed above include the acceleration and payment of loan discounts and loan fees due to early payoffs or restructures.

For the year ended December 31, 2014, approximately $15.0 million and $555,000 in net unrealized appreciation was recorded for preferred stock and common stock Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $14.2 million and $2.8 million in net unrealized depreciation was recorded for debt and warrant Level 3 investments, respectively, relating to assets still held at the reporting date.

For the year ended December 31, 2013, approximately $4.4 million and $4.1 million in net unrealized appreciation was recorded for preferred stock and warrant Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $8.2 million and $1.1 million in net unrealized depreciation was recorded for debt and common stock Level 3 investments, respectively, relating to assets still held at the reporting date.

As required by the 1940 Act, the Company classifies its investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “control”. Generally, under the 1940 Act, the Company is deemed to “control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of the Company, as defined in the 1940 Act, which are not control investments. The Company is deemed to be an “affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-control/non-affiliate investments” are investments that are neither control investments nor affiliate investments.

The following table summarizes the Company’s realized and unrealized gain and loss and changes in the Company’s unrealized appreciation and depreciation on control and affiliate investments for the years ended December 31, 2014, 2013, and 2012. The Company did not hold any Control Investments at December 31, 2014, 2013 or 2012.

(in thousands)			Year ended December 31, 2014
Portfolio Company	Type	Fair Value at December 31, 2014	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/(Loss)
Gelesis, Inc.	Affiliate	$327	$—	$(146)	$—	$—
Optiscan BioMedical, Corp.	Affiliate	6,072	—	(24)	—	—
Stion Corporation	Affiliate	1,600	1,876	(3,112)	—	—

Total		$7,999	$1,876	$(3,282)	$—	$—

(in thousands)			Year ended December 31, 2013
Portfolio Company	Type	Fair Value at December 31, 2013	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/(Loss)
Gelesis, Inc.	Affiliate	$473	$—	$(1,193)	$—	$—
Optiscan BioMedical, Corp.	Affiliate	4,784	1,933	(225)	—	—
Stion Corporation	Affiliate	5,724	462	593	—	—

Total		$10,981	$2,395	$(825)	$—	$—

(in thousands)			Year ended December 31, 2012
Portfolio Company	Type	Fair Value at December 31, 2012	Investment Income	Unrealized (Depreciation) /Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/(Loss)
E-Band Communications, Corp.	Affiliate	$—	$4	$(18)	$—	$—
Gelesis, Inc.	Affiliate	1,665	712	672	—	—
Optiscan BioMedical, Corp.	Affiliate	10,207	1,649	(2,722)	—	—

Total		$11,872	$2,365	$(2,068)	$—	$—

During the year ended December 31, 2013, Stion Corporation became classified as an affiliate. The Company’s investment in E-Band Communications, Corp., a company that was an affiliate investment as of December 31, 2012, was liquidated during the year ended December 31, 2013. Approximately $3.3 million of realized losses and a reversal of $3.3 million of previously recorded unrealized depreciation was recognized on this affiliate equity investment during the year ended December 31, 2013.

A summary of the composition of the Company’s investment portfolio as of December 31, 2014 and December 31, 2013 at fair value is shown as follows:

	December 31, 2014		December 31, 2013
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$740,659	72.6%	$634,820	69.7%
Senior secured debt	208,345	20.4%	222,805	24.5%
Preferred stock	57,548	5.6%	35,554	3.9%
Common Stock	14,185	1.4%	17,116	1.9%

Total	$1,020,737	100.0%	$910,295	100.0%

A summary of the Company’s investment portfolio, at value, by geographic location as of December 31, 2014 and December 31, 2013 is shown as follows:

	December 31, 2014		December 31, 2013
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$967,803	94.8%	$864,003	94.9%
India	24,175	2.4%	—	—
Netherlands	19,913	2.0%	10,131	1.1%
Israel	6,498	0.6%	9,863	1.1%
Canada	2,314	0.2%	25,798	2.8%
England	34	0.0%	500	0.1%

Total	$1,020,737	100.0%	$910,295	100.0%

The following table shows the fair value the Company’s portfolio by industry sector at December 31, 2014 and December 31, 2013:

	December 31, 2014		December 31, 2013
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery & Development	$267,618	26.2%	$219,169	24.1%
Medical Devices & Equipment	138,046	13.5%	103,614	11.4%
Software	125,412	12.3%	65,218	7.2%
Drug Delivery	88,491	8.7%	62,022	6.8%
Internet Consumer & Business Services	69,655	6.8%	122,073	13.4%
Energy Technology	68,280	6.7%	164,466	18.1%
Consumer & Business Products	63,225	6.2%	2,995	0.3%
Communications & Networking	61,433	6.0%	35,979	4.0%
Specialty Pharmaceuticals	51,536	5.0%	20,055	2.2%
Media/Content/Info	29,219	2.9%	8,679	1.0%
Information Services	27,016	2.6%	46,565	5.1%
Healthcare Services, Other	10,527	1.0%	29,080	3.2%
Surgical Devices	9,915	1.0%	10,307	1.0%
Semiconductors	5,126	0.5%	4,685	0.5%
Biotechnology Tools	3,721	0.4%	5,275	0.6%
Diagnostic	825	0.1%	902	0.1%
Electronics & Computer Hardware	692	0.1%	9,211	1.0%

Total	$1,020,737	100.0%	$910,295	100.0%

During the year ended December 31, 2014, the Company funded investments in debt securities and equity investments totaling approximately $611.0 million and $10.3 million, respectively. The Company converted approximately $2.2 million of debt to equity in four portfolio companies in the year ended December 31, 2014.

During the year ended December 31, 2013, the Company funded investments in debt securities and equity investments totaling approximately $491.1 million and $3.9 million, respectively. The Company converted approximately $3.2 million of debt to equity in four portfolio companies in the year ended December 31, 2013.

No single portfolio investment represents more than 10% of the fair value of the investments as of December 31, 2014 and December 31, 2013.

During the year ended December 31, 2014, the Company recognized net realized gains of approximately $20.1 million on the portfolio. These net realized gains included gross realized gains of approximately $24.0 million primarily from the sale of investments in seven portfolio companies including Acceleron Pharma, Inc., ($7.9 million), Merrimack Pharaceuticals, Inc., ($4.3 million), Neuralstem, Inc., ($2.7 million), IPA Holdings, LLC., ($1.5 million), Cell Therapeutics, Inc., ($1.3 million), Trulia, Inc. ($1.0 million), and Portola Pharmaceuticals, Inc. ($700,000). These gains were partially offset by gross realized losses of approximately $3.9 million primarily from the liquidation of the Company’s investments in fifteen portfolio companies.

During the year ended December 31, 2013, the Company recognized net realized gains of approximately $14.8 million on the portfolio. These net realized gains included gross realized gains of approximately $32.6 million primarily from the sale of investments in nine portfolio companies, partially offset by gross realized losses of approximately $17.8 million primarily from the liquidation of the Company’s investments in five portfolio companies.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. The Company had approximately $4.5 million and $4.0 million of unamortized fees at December 31, 2014 and December 31, 2013, respectively, and approximately $19.3 million and $14.4 million in exit fees receivable at December 31, 2014 and December 31, 2013, respectively.

The Company has debt investments in its portfolio that contain a payment-in-kind (“PIK”) provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. The Company recorded approximately $3.3 million and $3.5 million in PIK income in the years ended December 31, 2014 and 2013, respectively.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. The Company had no income from advisory services in the years ended December 31, 2014 and December 31, 2013.

In the majority of cases, the Company collateralizes its investments by obtaining a first priority security interest in a portfolio company’s assets, which may include its intellectual property. In other cases, the Company may obtain a negative pledge covering a company’s intellectual property. At December 31, 2014, approximately 54.2% of the Company’s portfolio company debt investments were secured by a first priority security in all of the assets of the portfolio company, including their intellectual property, and 45.8% of portfolio company debt investments were to portfolio companies that were prohibited from pledging or encumbering their intellectual property, or subject to a negative pledge. At December 31, 2014, the Company had no equipment only liens on any of the Company’s portfolio companies.

Income Recognition

The Company records interest income on the accrual basis and recognizes it as earned in accordance with the contractual terms of the loan agreement, to the extent that such amounts are expected to be collected. Original Issue Discount (“OID”) initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect the portfolio company to be able to service its debt and other obligations, we will generally place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. Any uncollected interest related to prior periods is reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, the Company may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection. At December 31, 2014, the Company had four debt investments on non-accrual with a cumulative investment cost and fair value of approximately $28.9 million and $10.6 million, respectively, compared to two debt investments on non-accrual at December 31, 2013 with a cumulative investment cost and fair value of approximately $23.3 million and $12.6 million, respectively.

Paid-In-Kind and End of Term Income

Contractual paid-in-kind (“PIK”) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company will generally cease accruing PIK interest if there is insufficient value to support the accrual or management does not expect the portfolio company to be able to pay all principal and interest due. In addition, the Company may also be entitled to an end-of-term payment that is amortized into income over the life of the loan. To maintain the Company’s status as a RIC, PIK and end-of-term income must be paid out to stockholders in the form of dividends even though the cash has not yet been collected. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments.

Fee Income

Fee income, generally collected in advance, includes loan commitment and facility fees for due diligence and deal structuring, as well as fees for transaction services and management services rendered by us to portfolio companies and other third parties. Loan and commitment fees are amortized into income over the contractual life of the loan. Management fees are generally recognized as income when the services are rendered. Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees.

The Company recognizes nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Certain fees may still be recognized as one-time fees, including prepayment penalties, fees related to select covenant default waiver fees and acceleration of previously deferred loan fees and original issue discount (OID) related to early loan pay-off or material modification of the specific debt outstanding.

Equity Offering Expenses

The Company’s offering costs are charged against the proceeds from equity offerings when received.

Debt Issuance Costs

Debt issuance costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing. Debt issuance costs are recognized as prepaid expenses and amortized over the life of the related debt instrument using the effective yield method as applicable, or the straight line method, which closely approximates the effective yield method. Prepaid financing costs, net of accumulated amortization, were as follows as of December 31, 2014 and December 31, 2013.

(in thousands)	December 31, 2014	December 31, 2013
SBA Debentures	$4,038	$5,074
2019 Notes	4,352	5,319
2024 Notes	3,205	—
2017 Asset-Backed Notes	506	2,686
2021 Asset-Backed Notes	3,207	—
Convertible Senior Notes	175	1,323
Wells Facility	794	398
Union Bank Facility	156	—

Total	$16,433	$14,800

Cash Equivalents

The Company considers money market funds and other highly liquid short-term investments with a maturity of less than 90 days to be cash equivalents.

Stock Based Compensation

The Company has issued and may, from time to time, issue additional stock options and restricted stock to employees under the Company’s 2004 Equity Incentive Plan and Board members under the Company’s 2006 Equity Incentive Plan. Management follows ASC 718, formally known as FAS 123R “Share-Based Payments” to account for stock based compensation for stock options and restricted stock granted. Under ASC 718, compensation expense associated with stock based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date may require judgment, including estimating stock price volatility, forfeiture rate and expected option life.

Earnings Per Share (EPS)

Basic EPS is calculated by dividing net earnings applicable to common shareholders by the weighted average number of common shares outstanding. Common shares outstanding includes common stock and restricted stock for which no future service is required as a condition to the delivery of the underlying common stock. Diluted EPS includes the determinants of basic EPS and, in addition, reflects the dilutive effect of the common stock deliverable pursuant to stock options and to restricted stock for which future service is required as a condition to the delivery of the underlying common stock.

Income Taxes

The Company operates to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes the Company’s taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of the Company’s election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

As a RIC, the Company will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of the Company’s ordinary income for each calendar year, (2) 98.2% of the Company’s capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirements”). The Company will not be subject to excise taxes on amounts on which the Company is required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, the Company may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent the Company chooses to carry over taxable income into the next tax year, dividends declared and paid by the Company in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

The Company intends to distribute approximately $16.7 million of spillover earnings from the year ended December 31, 2014 to the Company’s shareholders in 2015. The Company distributed approximately $3.8 million of spillover earnings from the year ended December 31, 2013 to the Company’s shareholders in 2014.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Comprehensive Income

The Company reports all changes in comprehensive income in the Consolidated Statement of Operations. Comprehensive income is equal to net increase in net assets resulting from operations.

Dividends

Dividends and distributions to common stockholders are approved by the Board of Directors on a quarterly basis and the dividend payable is recorded on the ex-dividend date.

The Company maintains an “opt out” dividend reinvestment plan that provides for reinvestment of the Company’s distribution on behalf of the Company’s stockholders, unless a stockholder elects to receive cash. As a result, if the Company’s Board of Directors authorizes, and the Company declares a cash dividend, then the Company’s stockholders who have not “opted out” of the Company’s dividend reinvestment plan will have their cash dividend automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividends. During 2014, 2013, and 2012, the Company issued approximately 96,976, 159,000, and 219,000 shares, respectively, of common stock to shareholders in connection with the dividend reinvestment plan.

Segments

The Company lends to and invests in portfolio companies in various technology-related companies, including energy technology, life science, and special opportunity lower middle market companies. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment.

Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, “Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act is automatically an investment company under the new GAAP definition, so the Company has concluded there is no impact from adopting this standard on the Company’s statement of assets and liabilities or results of operations. The Company has adopted this standard for the fiscal year ending December 31, 2014.

3. Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued liabilities, approximate the fair values of such items due to the short maturity of such instruments. The Convertible Senior Notes, the April 2019 Notes, the September 2019 Notes (together with the April 2019 Notes, the “2019 Notes”), the 2024 Notes, the 2017 Asset-Backed Notes, the 2021 Asset-Backed Notes and the SBA debentures, as each term is defined herein, as sources of liquidity remain a strategic advantage due to their flexible structure, long-term duration, and low fixed interest rates. At December 31, 2014, the April 2019 Notes were trading on the New York Stock Exchange for $25.58 per dollar at par value, the September 2019 Notes were trading on the New York Stock Exchange for $25.64 per dollar at par value and the 2024 Notes were trading on the New York Stock Exchange for $25.26 per dollar at par value. Based on market quotations on or around December 31, 2014, the Convertible Senior Notes were trading for 1.290 per dollar at par value, the 2017 Asset-Backed Notes were trading for 1.375 per dollar at par value and the 2021 Asset-Backed Notes were trading for 1.000 per dollar at par value.

Calculated based on the net present value of payments over the term of the notes using estimated market rates for similar notes and remaining terms, the fair value of the SBA debentures would be approximately $191.8 million, compared to the carrying amount of $190.2 million as of December 31, 2014.

See the accompanying Consolidated Schedule of Investments for the fair value of the Company’s investments. The methodology for the determination of the fair value of the Company’s investments is discussed in Note 2.

The liabilities of the Company below are recorded at amortized cost and not at fair value on the Consolidated Statement of Assets and Liabilities. The following table provides additional information about the level in the fair value hierarchy of the Company’s liabilities at December 31, 2014.

(in thousands)		Identical Assets	Observable Inputs	Unobservable Inputs
Description	December 31, 2014	(Level 1)	(Level 2)	(Level 3)
Convertible Senior Notes	$22,799	$—	$22,799	$—
2017 Asset-Backed Notes	$22,068	$—	$—	$22,068
2021 Asset-Backed Notes	$129,300	$—	$129,300	$—
April 2019 Notes	$86,450	$—	$86,450	$—
September 2019 Notes	$88,073	$—	$88,073	$—
2024 Notes	$104,071	$—	$104,071	$—
SBA Debentures	$191,779	$—	$—	$191,779

Total	$644,540	$—	$430,693	$213,847

The following table provides information about the level in the fair value hierarchy of the Company’s liabilities at December 31, 2013.

(in thousands)		Identical Assets	Observable Inputs	Unobservable Inputs
Description	December 31, 2013	(Level 1)	(Level 2)	(Level 3)
Convertible Senior Notes	$105,206	$—	$105,206	$—
2017 Asset-Backed Notes	$89,893	$—	$—	$89,893
April 2019 Notes	$86,281	$—	$86,281	$—
September 2019 Notes	$87,248	$—	$87,248	$—
SBA Debentures	$222,742	$—	$—	$222,742

Total	$591,370	$—	$278,735	$312,635

4. Borrowings

Outstanding Borrowings

At December 31, 2014 and December 31, 2013, the Company had the following available borrowings and outstanding borrowings:

	December 31, 2014		December 31, 2013
(in thousands)	Total Available	Carrying Value (1)	Total Available	Carrying Value (1)
SBA Debentures (2)	$190,200	$190,200	$225,000	$225,000
2019 Notes	170,364	170,364	170,364	170,364
2024 Notes	103,000	103,000	—	—
2017 Asset-Backed Notes	16,049	16,049	89,557	89,557
2021 Asset-Backed Notes	129,300	129,300	—	—
Convertible Senior Notes (3)	17,674	17,345	75,000	72,519
Wells Facility	75,000	—	75,000	—
Union Bank Facility	75,000	—	30,000	—

Total	$776,587	$626,258	$664,921	$557,440

(1)	Except for the Convertible Senior Notes (as defined below), all carrying values are the same as the principal amount outstanding.

(2)	In March 2014, the Company repaid $34.8 million of SBA debentures under HT II, priced at approximately 6.38%, including annual fees. At December 31, 2014, the total available borrowings under the SBA debentures were $190.2 million, of which $41.2 million was available in HT II and $149.0 million was available in HT III. At December 31, 2013, the total available borrowings under the SBA debentures were $225.0 million, of which $76.0 million was available in HT II and $149.0 million was available in HT III.
(3)	During the year ended December 31, 2014, holders of approximately $57.3 million of the Company’s Convertible Senior Notes exercised their conversion rights. The balance at December 31, 2014 represents the remaining aggregate principal amount outstanding of the Convertible Senior Notes less the remaining unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total remaining unaccreted discount for the Convertible Senior Notes was approximately $329,000 at December 31, 2014 and $2.5 million at December 31, 2013.

LongTerm SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. With the Company’s net investment of $38.0 million in HT II as of December 31, 2014, HT II has the capacity to issue a total of $41.2 million of SBA guaranteed debentures, subject to SBA approval, of which $41.2 million was outstanding as of December 31, 2014. As of December 31, 2014, HT II has paid commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of December 31, 2014, the Company held investments in HT II in 38 companies with a fair value of approximately $109.5 million, accounting for approximately 10.7% of the Company’s total portfolio.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and regulatory capital. With the Company’s net investment of $74.5 million in HT III as of December 31, 2014, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, subject to SBA approval, of which $149.0 million was outstanding as of December 31, 2014. As of December 31, 2014, HT III has paid commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of December 31, 2014, the Company held investments in HT III in 39 companies with a fair value of approximately $229.9 million, accounting for approximately 22.5% of the Company’s total portfolio.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $19.5 million and have average annual fully taxed net income not exceeding $6.5 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” enterprises as defined by the SBA.

A smaller enterprise is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through the Company’s wholly-owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and HT III are the Company’s wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of December 31, 2014 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in March 2009 are set semiannually in March and September and range from 2.25% to 4.62%. Interest payments on SBA debentures are payable semiannually. There are no principal payments required on these issues prior to maturity and no prepayment penalties.

Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of March 2009, the initial maturity of SBA debentures will occur in March 2019. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees related to HT III debentures that pooled on March 27, 2013, were 0.804%. The annual fees on other debentures have been set at 0.515%. The average amount of debentures outstanding for the year ended December 31, 2014 for HT II was approximately $46.7 million with an average interest rate of approximately 4.75%. The average amount of debentures outstanding for the year ended December 31, 2014 for HT III was approximately $149.0 million with an average interest rate of approximately 3.43%.

HT II and HT III hold approximately $150.5 million and $314.8 million in assets, respectively, and accounted for approximately 9.1% and 19.1% of the Company’s total assets prior to consolidation at December 31, 2014.

As of December 31, 2014, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $225.0 million, subject to periodic adjustments by the SBA. In aggregate, at December 31, 2014, with the Company’s net investment of $112.5 million, HT II and HT III have the capacity to issue a total of $190.2 million of SBA-guaranteed debentures, subject to SBA approval. In March 2014, the Company repaid $34.8 million of SBA debentures under HT II, priced at approximately 6.38%, including annual fees. At December 31, 2014, the Company has issued $190.2 million in SBA-guaranteed debentures in the Company’s SBIC subsidiaries.

The Company reported the following SBA debentures outstanding on its Consolidated Statement of Assets and Liabilities as of December 31, 2014 and December 31, 2013:

(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate (1)	December 31, 2014	December 31, 2013
SBA Debentures:
March 26, 2008	March 1, 2018	6.38%	$—	$34,800
March 25, 2009	March 1, 2019	5.53%	18,400	18,400
September 23, 2009	September 1, 2019	4.64%	3,400	3,400
September 22, 2010	September 1, 2020	3.62%	6,500	6,500
September 22, 2010	September 1, 2020	3.50%	22,900	22,900
March 29, 2011	March 1, 2021	4.37%	28,750	28,750
September 21, 2011	September 1, 2021	3.16%	25,000	25,000
March 21, 2012	March 1, 2022	3.28%	25,000	25,000
March 21, 2012	March 1, 2022	3.05%	11,250	11,250
September 19, 2012	September 1, 2022	3.05%	24,250	24,250
March 27, 2013	March 1, 2023	3.16%	24,750	24,750

Total SBA Debentures			$190,200	$225,000

(1)	Interest rate includes annual charge

2019 Notes

On March 6, 2012, the Company and U.S. Bank National Association (the “2019 Trustee”) entered into an indenture (the “Base Indenture”). On April 17, 2012, the Company and the Trustee entered into the First Supplemental Indenture to the Base Indenture (the “First Supplemental Indenture”), dated April 17, 2012, relating to the Company’s issuance, offer and sale of $43.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “April 2019 Notes”). The sale of the April 2019 Notes generated net proceeds, before expenses, of approximately $41.7 million.

In July 2012, the Company reopened the April 2019 Notes and issued an additional $41.5 million in aggregate principal amount of April 2019 Notes, which includes exercise of an over-allotment option, bringing the total amount of the April 2019 Notes issued to approximately $84.5 million in aggregate principal amount.

On September 24, 2012, the Company and the Trustee, entered into the Second Supplemental Indenture to the Base Indenture (the “Second Supplemental Indenture”), dated as of September 24, 2012, relating to the Company’s issuance, offer and sale of $75.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “September 2019 Notes”). The sale of the September 2019 Notes generated net proceeds, before expenses, of approximately $72.75 million.

In October 2012, the underwriters exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total amount of the September 2019 Notes issued to approximately $85.9 million in aggregate principal amount.

As of December 31, 2014 and December 31, 2013, the 2019 Notes payable is comprised of:

(in thousands)	December 31, 2014	December 31, 2013
April 2019 Notes	$84,490	$84,490
September 2019 Notes	85,874	85,874

Carrying Value of 2019 Notes	$170,364	$170,364

April 2019 Notes

The April 2019 Notes will mature on April 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after April 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The April 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2012, and trade on the NYSE under the trading symbol “HTGZ.” See “—Subsequent Events.”

The April 2019 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the April 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Base Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring the Company’s compliance with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in

Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the April 2019 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the First Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding April 2019 Notes in a series may declare such April 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The April 2019 Notes were sold pursuant to an underwriting agreement dated April 11, 2012 among the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement.

September 2019 Notes

The September 2019 Notes will mature on September 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after September 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The September 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, commencing on December 30, 2012, and trade on the NYSE under the trading symbol “HTGY.”

The September 2019 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the September 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Base Indenture, as supplemented by the Second Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a) (1)(A) as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the September 2019 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture, as supplemented by the Second Supplemental Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding September 2019 Notes in a series may declare such September 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The September 2019 Notes were sold pursuant to an underwriting agreement dated September 19, 2012 among the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement.

For the years ended December 31, 2014 and 2013, the components of interest expense and related fees and cash paid for interest expense and fees for the April 2019 Notes and September 2019 Notes are as follows:

	Year Ended December 31,
(in thousands)	2014	2013
Stated interest expense	$11,926	$11,926
Amortization of debt issuance cost	967	967

Total interest expense and fees	$12,893	$12,893

Cash paid for interest expense and fees	$11,926	$11,926

As of December 31, 2014, the Company is in compliance with the terms of the indenture, and respective supplemental indenture, governing the April 2019 Notes and September 2019 Notes.

2024 Notes

On July 14, 2014, the Company and U.S. Bank, N.A. (the “2024 Trustee”), entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Base Indenture between the Company and the 2024 Trustee, dated July 14, 2014, relating to the Company’s issuance, offer and sale of $100.0 million aggregate principal amount of 2024 Notes. On August 6, 2014, the underwriters issued notification to exercise their over-allotment option for an additional $3.0 million in aggregate principal amount of the 2024 Notes. The sale of the 2024 Notes generated net proceeds of approximately $99.9 million.

The 2024 Notes will mature on July 30, 2024 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after July 30, 2017, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The 2024 Notes bear interest at a rate of 6.25% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2014, and trade on the NYSE under the trading symbol “HTGX.”

The 2024 Notes will be the Company’s direct unsecured obligations and will rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2024 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Base Indenture, as supplemented by the Third Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act and to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the Third Supplemental Indenture. The Base Indenture, as supplemented by the Third Supplemental Indenture, also contains certain reporting requirements, including a requirement that the Company provide financial information to the holders of the 2024 Notes and the 2024 Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. The Base Indenture provides for customary events of default and further provides that the 2024 Trustee or the holders of 25% in aggregate principal amount of the outstanding 2024 Notes in a series may declare such 2024 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. As of December 31, 2014, the Company was in compliance with the terms of the Base Indenture as supplemented by the Third Supplemental Indenture.

At December 31, 2014, the 2024 Notes had an outstanding principal balance of $103.0 million.

For the years ended December 31, 2014 and 2013, the components of interest expense and related fees and cash paid for interest expense and fees for the 2024 Notes are as follows:

	December 31,
(in thousands)	2014	2013
Stated interest expense	$2,955	$—
Amortization of debt issuance cost	153	—

Total interest expense and fees	$3,108	$—

Cash paid for interest expense and fees	$1,887	$—

2017 Asset-Backed Notes

On December 19, 2012, the Company completed a $230.7 million term debt securitization in connection with which an affiliate of the Company made an offer of $129.3 million in aggregate principal amount of fixed-rate asset-backed notes (the “2017 Asset-Backed Notes”), which 2017 Asset-Backed Notes were rated A2(sf) by Moody’s Investors Service, Inc. The 2017 Asset-Backed Notes were sold by Hercules Capital Funding Trust 2012-1 pursuant to a note purchase agreement, dated as of December 12, 2012, by and among the Company, Hercules Capital Funding 2012-1, LLC as trust depositor (the “2012 Trust Depositor”), Hercules Capital Funding Trust 2012-1 as issuer (the “2012 Securitization Issuer”), and Guggenheim Securities, LLC, as initial purchaser, and are backed by a pool of senior loans made to certain of the Company’s portfolio companies and secured by certain assets of those portfolio companies and are to be serviced by the Company. Interest on the 2017 Asset-Backed Notes will be paid, to the extent of funds available, at a fixed rate of 3.32% per annum. The 2017 Asset-Backed Notes have a stated maturity of December 16, 2017. See “—Subsequent Events.”

As part of this transaction, the Company entered into a sale and contribution agreement with the 2012 Trust Depositor under which the Company has agreed to sell or have contributed to the 2012 Trust Depositor certain senior loans made to certain of the Company’s portfolio companies (the “2012 Loans”). The Company has made customary representations, warranties and covenants in the sale and contribution agreement with respect to the 2012 Loans as of the date of their transfer to the 2012 Trust Depositor.

In connection with the sale of the 2017 Asset-Backed Notes, the Company has made customary representations, warranties and covenants in the note purchase agreement. The 2017 Asset-Backed Notes are secured obligations of the 2012 Securitization Issuer and are non-recourse to the Company. The 2012 Securitization Issuer also entered into an indenture governing the 2017Asset-Backed Notes, which includes customary representations, warranties and covenants. The 2017 Asset-Backed Notes were sold without being registered under the Securities Act (A) in the United States to “qualified institutional buyers” as defined in Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who in each case, are “qualified purchasers” as defined in Sec. 2(A)(51) of the 1940 Act and pursuant to an exemption under the Securities Act and (B) to non-U.S. purchasers acquiring interest in the 2017 Asset-Backed Notes outside the United States in accordance with Regulation S of the Securities Act. The 2012 Securitization Issuer will not be registered under the 1940 Act in reliance on an exemption provide by Section 3(c) (7) thereof. In addition, the 2012 Trust Depositor entered into an amended and restated trust agreement in respect of the 2012 Securitization Issuer, which includes customary representation, warranties and covenants.

The 2012 Loans are serviced by the Company pursuant to a sale and servicing agreement, which contains customary representations, warranties and covenants. The Company performs certain servicing and administrative functions with respect to the 2012 Loans. The Company is entitled to receive a monthly fee from the 2012 Securitization Issuer for servicing the 2012 Loans. This servicing fee is equal to the product of one-twelfth (or in the case of the first payment date, a fraction equal to the number of days from and including

December 5, 2012 through and including January 15, 2013 over 360) of 2.00% and the aggregate outstanding principal balance of the 2012 Loans plus the amount of collections on deposit in the 2012 Securitization Issuer’s collection account, as of the first day of the related collection period (the period from the 5th day of the immediately preceding calendar month through the 4th day of the calendar month in which a payment date occurs, and for the first payment date, the period from and including December 5, 2012, to the close of business on January 4, 2013).

The Company also serves as administrator to the 2012 Securitization Issuer under an administration agreement, which includes customary representations, warranties and covenants.

At December 31, 2014 and December 31, 2013, the 2017 Asset-Backed Notes had an outstanding principal balance of $16.0 million and $89.6 million, respectively.

Under the terms of the 2017 Asset Backed Notes, the Company is required to maintain a reserve cash balance, funded through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the 2017Asset-Backed Notes. The Company has segregated these funds and classified them as restricted cash. There was approximately $1.2 million and $6.3 million of restricted cash as of December 31, 2014 and December 31, 2013, respectively, funded through interest collections.

2021 Asset-Backed Notes

On November 13, 2014, the Company completed a $237.4 million term debt securitization in connection with which an affiliate of the Company made an offer of $129.3 million in aggregate principal amount of fixed-rate asset-backed notes (the “2021 Asset-Backed Notes”), which 2021 Asset-Backed Notes were rated A(sf) by Kroll Bond Rating Agency, Inc. (“KBRA”). The 2021 Asset-Backed Notes were sold by Hercules Capital Funding Trust 2014-1 pursuant to a note purchase agreement, dated as of November 13, 2014, by and among the Company, Hercules Capital Funding 2014-1, LLC as trust depositor (the “2014 Trust Depositor”), Hercules Capital Funding Trust 2014-1 as issuer (the “2014 Securitization Issuer”), and Guggenheim Securities, LLC, as initial purchaser, and are backed by a pool of senior loans made to certain of the Company’s portfolio companies and secured by certain assets of those portfolio companies and are to be serviced by the Company. The securitization has an 18-month reinvestment period during which time principal collections may be reinvested into additional eligible loans. Interest on the 2021 Asset-Backed Notes will be paid, to the extent of funds available, at a fixed rate of 3.524% per annum. The 2021 Asset-Backed Notes have a stated maturity of April 16, 2021.

As part of this transaction, the Company entered into a sale and contribution agreement with the 2014 Trust Depositor under which the Company has agreed to sell or have contributed to the 2014 Trust Depositor certain senior loans made to certain of the Company’s portfolio companies (the “2014 Loans”). The Company has made customary representations, warranties and covenants in the sale and contribution agreement with respect to the 2014 Loans as of the date of their transfer to the 2014 Trust Depositor.

In connection with the issuance and sale of the 2021 Asset-Backed Notes, the Company has made customary representations, warranties and covenants in the note purchase agreement. The 2021 Asset-Backed Notes are secured obligations of the 2014 Securitization Issuer and are non-recourse to the Company. The 2014 Securitization Issuer also entered into an indenture governing the 2021 Asset-Backed Notes, which includes customary representations, warranties and covenants. The 2021 Asset-Backed Notes were sold without being registered under the Securities Act (A) in the United States to “qualified institutional buyers” as defined in Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who in each case, are “qualified purchasers” as defined in Sec. 2(A)(51) of the 1940 Act and pursuant to an exemption under the Securities Act and (B) to non-U.S. purchasers acquiring interest in the 2021 Asset-Backed Notes outside the United States in accordance with Regulation S of the Securities Act. The 2014 Securitization Issuer will not be registered under the 1940 Act in reliance on an exemption provide by

Section 3(c) (7) thereof and Rule 3A-7 thereunder. In addition, the 2014 Trust Depositor entered into an amended and restated trust agreement in respect of the 2014 Securitization Issuer, which includes customary representation, warranties and covenants.

The 2014 Loans are serviced by the Company pursuant to a sale and servicing agreement, which contains customary representations, warranties and covenants. The Company performs certain servicing and administrative functions with respect to the 2014 Loans. The Company is entitled to receive a monthly fee from the 2014 Securitization Issuer for servicing the 2014 Loans. This servicing fee is equal to the product of one-twelfth (or in the case of the first payment date, a fraction equal to the number of days from and including October 5, 2014 through and including December 5, 2014 over 360) of 2.00% and the aggregate outstanding principal balance of the 2014 Loans plus collections on deposit in the 2014 Securitization Issuer’s collections account, as of the first day of the related collection period (the period from the 5th day of the immediately preceding calendar month through the 4th day of the calendar month in which a payment date occurs, and for the first payment date, the period from and including October 5, 2014, to the close of business on December 5, 2014).

The Company also serves as administrator to the 2014 Securitization Issuer under an administration agreement, which includes customary representations, warranties and covenants.

At December 31, 2014, the 2021 Asset-Backed Notes had an outstanding principal balance of $129.3 million.

Under the terms of the 2021 Asset-Backed Notes, the Company is required to maintain a reserve cash balance, funded through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the 2021 Asset-Backed Notes. The Company has segregated these funds and classified them as restricted cash. There was approximately $11.5 million of restricted cash as of December 31, 2014, funded through interest collections.

Convertible Senior Notes

In April 2011, the Company issued $75.0 million in aggregate principal amount of its 6.00% convertible senior notes due 2016 (the “Convertible Senior Notes”). During the year ended December 31, 2014, holders of approximately $57.3 million of the Company’s Convertible Senior Notes exercised their conversion rights. As of December 31, 2014, the carrying value of the Convertible Senior Notes, comprised of the aggregate principal amount outstanding less the remaining unaccreted discount initially recorded upon issuance of the Convertible Senior Notes, is approximately $17.3 million.

The Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are the Company’s senior unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding October 15, 2015, holders may convert their Convertible Senior Notes only under certain circumstances set forth in the Indenture. On or after October 15, 2015, until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their Convertible Senior Notes at any time. Upon conversion, the Company will pay or deliver, as the case may be, at the Company’s election, cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock. The conversion rate will initially be 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders. As of December 31, 2014, the conversion rate is 88.0615 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an adjusted conversion price of approximately $11.36 per share of common stock).

The Company may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur, holders of the Convertible Senior Notes may require the Company to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Convertible Senior Notes are accounted for in accordance with ASC 470-20 (previously FASB Staff Position No. APB 14- 1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)”). In accounting for the Convertible Senior Notes, the Company estimated at the time of issuance that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the Convertible Senior Notes was recorded in “capital in excess of par value” in the consolidated statement of assets and liabilities. As a result, the Company recorded interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 8.1%.

Upon meeting the stock trading price conversion requirement during the three-month periods ended June 30, 2014 and September 30, 2014, the Convertible Senior Notes became convertible on July 1, 2014 and continued to be convertible through December 31, 2014. As of December 31, 2014, approximately $57.3 million of the Convertible Senior Notes were converted and were settled with a combination of cash equal to the outstanding principal amount of the converted notes and approximately 1.5 million shares of the Company’s common stock, or $24.3 million. Upon meeting the stock trading price conversion requirement during the three months ended December 31, 2014, the Convertible Senior Notes continue to be convertible through March 31, 2015. See “—Subsequent Events.”

The Company recorded a loss on extinguishment of debt for the proportionate amount of unamortized debt issuance costs and original issue discount. The loss was partially offset by a gain in the amount of the difference between the outstanding principal balance of the converted notes and the fair value of the debt instrument. The net loss on extinguishment of debt the Company recorded for the year ended December 31, 2014 was approximately $1.6 million and was classified as a component of net investment income in the Company’s Consolidated Statements of Operations.

As of December 31, 2014 and December 31, 2013, the components of the carrying value of the Convertible Senior Notes were as follows:

(in thousands)	December 31, 2014	December 31, 2013
Principal amount of debt	$17,674	$75,000
Original issue discount, net of accretion	(329)	(2,481)

Carrying value of Convertible Senior Debt	$17,345	$72,519

For the years ended December 31, 2014 and 2013, the components of interest expense, fees and cash paid for interest expense for the Convertible Senior Notes were as follows:

	Year Ended December 31,
(in thousands)	2014	2013
Stated interest expense	$2,753	$4,500
Accretion of original issue discount	843	1,083
Amortization of debt issuance cost	450	577

Total interest expense	$4,046	$6,160

Cash paid for interest expense	$3,465	$4,500

The estimated effective interest rate of the debt component of the Convertible Senior Notes, equal to the stated interest of 6.0% plus the accretion of the original issue discount, was approximately 8.1% for both the years ended December 31, 2014 and December 31, 2013. Interest expense decreased by approximately $1.7 million during the year ended December 31, 2014 from the year ended December 31, 2013, due to Convertible Senior Notes settled in the period. As of December 31, 2014, the Company is in compliance with the terms of the indentures governing the Convertible Senior Notes.

Wells Facility

In August 2008, the Company entered into a $50.0 million two-year revolving senior secured credit facility with Wells Fargo Capital Finance (the “Wells Facility”). On June 20, 2011, the Company renewed the Wells Facility, and the Wells Facility was further amended on August 1, 2012, December 17, 2012 and August 8, 2014. Under this senior secured facility, Wells Fargo Capital Finance has made commitments of $75.0 million. The facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and subject to other customary conditions. The Company expects to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Wells Facility.

On August 1, 2012, the Company entered into an amendment to the Wells Facility that reduced the interest rate floor by 75 basis points to 4.25% and extended the maturity date by one year to August 2015. Additionally, the August 2012 amendment added an amortization period that commences on the day immediately following the end of the revolving credit availability period and ends one year thereafter on the maturity date. The August 2012 amendment also reduced the unused line fee, as further discussed below. On August 8, 2014, the Company entered into a further amendment to the Wells Facility to set the interest rate floor at 4.00% and to extend the revolving credit availability period to August 2017.

As amended, borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 4.00% and an advance rate of 50% against eligible debt investments. The Wells Facility is secured by debt investments in the borrowing base. The Wells Facility requires payment of a non-use fee on a scale of 0.0% to 0.50% of the average monthly outstanding balance. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.50%. For the years ended December 31, 2014 and 2013, this non-use fee was approximately $380,000 and $380,000, respectively. On June 20, 2011 the Company paid an additional $1.1 million in structuring fees in connection with the Wells Facility which are being amortized through the end of the term of the Wells Facility. In connection with the August 2014 amendments, the Company paid an additional $750,000 in structuring fees in connection with the Wells Facility which are being amortized through the end of the term of the Wells Facility.

The Wells Facility includes various financial and operating covenants applicable to the Company and the Company’s subsidiaries, in addition to those applicable to Hercules Funding II, LLC. As amended, these covenants require the Company to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $500.0 million plus 90% of the cumulative amount of equity raised after June 30, 2014. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. The Company was in compliance with all covenants at December 31, 2014.

At December 31, 2014 there were no borrowings outstanding on this facility.

Union Bank Facility

The Company has a $75.0 million revolving senior secured credit facility (the “Union Bank Facility”) with MUFG Union Bank, N.A. (“MUFG Union Bank”). The Company originally entered into the Union Bank Facility on February 10, 2010 but, following several amendments, amended and restated the Union Bank Facility on August 14, 2014. The amendment and restatement extends the maturity date of the Union Bank Facility to August 1, 2017, increases the size of the Union Bank Facility to $75.0 million from $30.0 million, and adjusts the interest rate for LIBOR borrowings under the Union Bank Facility. LIBOR-based borrowings by the Company under the Union Bank Facility will bear interest at a rate per annum equal to LIBOR plus 2.25% with no floor, whereas previously the Company paid a per annum interest rate on such borrowings equal to LIBOR plus 2.50% with a floor of 4.00%. Other borrowings by the Company under the Union Bank Facility, which are based on a reference rate instead of LIBOR, will continue to bear interest at a rate per annum equal to the reference rate (which is the greater of the federal funds rate plus 1.00% and a periodically announced MUFG Union Bank index rate) plus the greater of (i) 4.00% minus the reference rate and (ii) 1.00%. The Company continues to have the option of determining which type of borrowing to request under the Union Bank Facility. Subject to certain conditions, the amendment also removes a previous ceiling on the amount of certain unsecured indebtedness that the Company may incur.

MUFG Union Bank has made commitments to lend up to $75.0 million in aggregate principal amount. The Union Bank Facility contains an accordion feature, pursuant to which the Company may increase the size of the Union Bank Facility to an aggregate principal amount of $300.0 million by bringing in additional lenders, subject to the approval of MUFG Union Bank and other customary conditions. There can be no assurances that additional lenders will join the Union Bank Facility to increase available borrowings.

The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. For the years ended December 31, 2014 and 2013, this non-use fee was approximately $240,000 and $152,000, respectively. The amount that the Company may borrow under the Union Bank Facility is determined by applying an advance rate to eligible loans. The Union Bank Facility generally requires payment of monthly interest on loans based on a reference rate and at the end of a one, two, or three-month period, as applicable, for loans based on LIBOR. All outstanding principal is due upon maturity.

The Union Bank Facility is collateralized by debt investments in the Company’s portfolio companies, and includes an advance rate equal to 50.0% of eligible debt investments placed in the collateral pool.

The Company has various financial and operating covenants required by the Union Bank Facility. These covenants require, among other things, that the Company maintain certain financial ratios, including liquidity, asset coverage, and debt service coverage, and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $550.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after June 30, 2014. The Union Bank Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. The Company was in compliance with all covenants at December 31, 2014.

At December 31, 2014 there were no borrowings outstanding on this facility.

Citibank Credit Facility

The Company, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp. (“Citigroup”), which expired under normal terms. During the first quarter of 2009, the Company paid off all principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of debt investments and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, the Company granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citibank Credit Facility is terminated until the Maximum Participation Limit has been reached.

During the year ended December 31, 2014, the Company reduced its realized gain by approximately $465,000 for Citigroup’s participation in the realized gain on sale of equity securities obtained from exercising portfolio company warrants which were included in the collateral pool. The Company recorded a decrease in participation liability and a decrease in unrealized appreciation by a net amount of approximately $270,000 primarily due to depreciation of fair value on the pool of warrants collateralized under the warrant participation agreement as a result of the sale of shares in Acceleron Pharma, Inc, Merrimack Pharmaceuticals, Inc., Portola Pharmaceuticals, Inc. and Everyday Health, Inc. that were subject to the agreement. The remaining value of their participation right on unrealized gains in the related equity investments is approximately $101,000 as of December 31, 2014 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, the Company has paid Citigroup approximately $2.1 million under the warrant participation agreement thereby reducing realized gains by this amount. The Company will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire. Warrants subject to the Citigroup participation agreement are set to expire between February 2016 and January 2017.

5. Income Taxes

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed to stockholders.

To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its investment company taxable income, as defined by the Code. Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the year ended December 31, 2014 and 2013, the Company reclassified for book purposes amounts arising from permanent book/tax differences primarily related to accelerated revenue recognition for income tax purposes, respectively, as follows:

	For the Year Ended December 31,
(in thousands)	2014	2013
Distributions in excess of investment income	$6,382	$2,112
Accumulated realized gains (losses)	9,207	6,840
Additional paid-in capital	(15,589)	(8,952)

For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, long-term capital gains or a combination thereof. The tax character of distributions paid for the years ended December 31, 2014 and 2013 was ordinary income in the amounts of $73.2 million and $66.5 million, respectively.

The aggregate gross unrealized appreciation of the Company’s investments over cost for federal income tax purposes was $46.1 million and $48.8 million as of December 31, 2014 and 2013, respectively. The aggregate gross unrealized depreciation of the Company’s investments under cost for federal income tax purposes was $63.4 million and $44.5 million as of December 31, 2014 and 2013, respectively. The net unrealized depreciation over cost for federal income tax purposes was $17.3 million and $4.3 million as of December 31, 2014 and 2013, respectively. The aggregate cost of securities for federal income tax purposes was $1.0 billion and $906.2 million as of December 31, 2014 and 2013, respectively.

At December 31, 2014 and 2013, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Consolidated Statements of Assets and Liabilities by temporary book/tax differences primarily arising from the treatment of loan related yield enhancements.

	For the Year Ended December 31,
(in thousands)	2014	2013
Accumulated Capital Gains (Losses)	$16,663	$(6,417)
Other Temporary Differences	1,795	1,134
Undistributed Ordinary Income	—	3,764
Unrealized Appreciation (Depreciation)	(16,891)	(5,132)

Components of Distributable Earnings	$1,567	$(6,651)

The Company will classify interest and penalties, if any, related to unrecognized tax benefits as a component of provision for income taxes.

Based on an analysis of the Company’s tax position, there are no uncertain tax positions that met the recognition or measurement criteria. The Company is currently not undergoing any tax examinations. The Company does not anticipate any significant increase or decrease in unrecognized tax benefits for the next twelve months. The 2011- 2013 federal tax years for the Company remain subject to examination by the IRS. The 2010-2013 state tax years for the Company remain subject to examination by the state taxing authorities.

6. Shareholders’ Equity.

On August 16, 2013, the Company entered into an “At-The-Market” (“ATM”) equity distribution agreement with JMP Securities LLC (“JMP”). The equity distribution agreement provides that the Company may offer and sell up to 8.0 million shares of its common stock from time to time through JMP, as its sales agent. Sales of the Company’s common stock, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

During the year ended December 31, 2014, the Company sold 650,000 shares of common stock for total accumulated net proceeds of approximately $9.5 million, all of which is accretive to net asset value. The Company generally uses the net proceeds from these offerings to make investments, to repurchase or pay down liabilities and for general corporate purposes. As of December 31, 2014, approximately 7.35 million shares remained available for issuance and sale under the equity distribution agreement.

The Company has issued stock options for common stock subject to future issuance, of which 695,672 and 833,923 were outstanding at December 31, 2014 and December 31, 2013, respectively.

7. Equity Incentive Plan

The Company and its stockholders have authorized and adopted the 2004 Equity Incentive Plan (the “2004 Plan”) for purposes of attracting and retaining the services of its executive officers and key employees. Under the 2004 Plan, the Company is authorized to issue 7.0 million shares of common stock. On June 1, 2011, stockholders approved an amended and restated plan and provided an increase of 1.0 million shares, authorizing the Company to issue 8.0 million shares of common stock under the 2004 Plan.

The Company and its stockholders have authorized and adopted the 2006 Non-Employee Director Plan (the “2006 Plan” and, together with the 2004 Plan, the “Plans”) for purposes of attracting and retaining the services of its Board of Directors. Under the 2006 Plan, the Company is authorized to issue 1.0 million shares of common stock. The Company filed an exemptive relief request with the Securities and Exchange Commission (“SEC”) to allow options to be issued under the 2006 Plan which was approved on October 10, 2007.

On June 21, 2007, the stockholders approved amendments to the 2004 Plan and the 2006 Plan allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that may be issued under both Plans to 10% of the outstanding shares of the Company’s stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by the Company during the terms of the Plans. The amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of its outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued pursuant to the Plans, would exceed 15% of the Company’s outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of the Company’s outstanding voting securities.

A summary of the restricted stock activity under the Company’s 2006 and 2004 Plans for each of the three periods ended December 31 2014, 2013, and 2012 is as follows:

	2006 Plan	2004 Plan
Outstanding at December 31, 2011	31,668	1,191,201
Granted	5,000	686,859
Cancelled	—	(59,019)

Outstanding at December 31, 2012	36,668	1,819,041
Granted	—	607,001
Cancelled	—	(30,264)

Outstanding at December 31, 2013	36,668	2,395,778
Granted	8,333	981,550
Cancelled	—	(152,277)

Outstanding at December 31, 2014	45,001	3,225,051

In 2014, 2013, and 2012, the Company granted approximately 989,883, 607,001 and 691,859 shares, respectively, of restricted stock pursuant to the Plans. All restricted stock grants under the 2004 Plan made prior to March 4, 2013 will continue to vest on a monthly basis following their one year anniversary over the succeeding 36 months. During 2012, the Compensation Committee adopted a policy that provided for awards with different vesting schedules for short and long-term awards. Under the 2004 Plan, restricted stock awarded subsequent to March 3, 2013 will vest subject to continued employment based on two vesting schedules: short-term awards vest one-half on the one year anniversary of the date of the grant and quarterly over the succeeding 12 months, and long-term awards vest one-fourth on the one year anniversary of the date of grant and quarterly over the succeeding 36 months. No restricted stock was granted pursuant to the 2004 Plan prior to 2009.

The Company determined that the fair value of restricted stock granted under the 2006 and 2004 Plans during the years ended December 31, 2014, 2013, and 2012 was approximately $13.7 million, $7.7 million and $7.5 million, respectively. During the years ended December 31, 2014, 2013, and 2012 the Company expensed approximately $9.2 million, $5.6 million and $3.9 million of compensation expense related to restricted stock, respectively. As of December 31, 2014, there was approximately $12.5 million of total unrecognized compensation costs related to restricted stock. These costs are expected to be recognized over a weighted average period of 1.43 years.

The following table summarizes the activities for the Company’s unvested restricted stock for the years ended December 31, 2014, 2013, and 2012:

	Unvested Restricted Stock Units
	Restricted Stock Units	Weighted Average Issuance Price
Unvested at December 31, 2011	621,509	$10.06
Granted	691,859	$10.83
Vested	(354,560)	$9.88
Forfeited	(59,019)	$9.95

Unvested at December 31, 2012	899,789	$10.73
Granted	607,001	$12.72
Vested	(440,629)	$10.59
Forfeited	(30,264)	$11.24

Unvested at December 31, 2013	1,035,897	$11.94
Granted	989,883	$13.82
Vested	(570,723)	$12.00
Forfeited	(152,277)	$12.82

Unvested at December 31, 2014	1,302,780	$13.23

The SEC, through an exemptive order granted on June 22, 2010, approved amendments to the Plans which allow participants to elect to have the Company withhold shares of the Company’s common stock to pay for the exercise price and applicable taxes with respect to an option exercise (“net issuance exercise”). The exemptive order also permits the holders of restricted stock to elect to have the Company withhold shares of Hercules stock to pay the applicable taxes due on restricted stock at the time of vesting. Each individual can make a cash payment at the time of option exercise or to pay taxes on restricted stock.

The following table summarizes the common stock options activities under the Company’s 2006 and 2004 Plans for each of the three periods ended December 31 2014, 2013, and 2012:

	Common Stock Options	Weighted Average Exercise Price
Shares Outstanding at December 31, 2011	4,213,604	$11.40
Granted	189,000	$10.71
Exercised	(564,196)	$5.56
Forfeited	(57,229)	$9.69
Expired	(1,206,430)	$12.84

Shares Outstanding at December 31, 2012	2,574,749	$12.00
Granted	443,500	$14.51
Exercised	(2,003,988)	$12.38
Forfeited	(115,338)	$10.38
Expired	(65,000)	$13.30

Shares Outstanding at December 31, 2013	833,923	$12.53

Granted	426,000	$15.54
Exercised	(353,547)	$10.76
Forfeited	(208,344)	$14.80
Expired	(2,360)	$13.78

Shares Outstanding at December 31, 2014	695,672	$14.58

Shares Expected to Vest at December 31, 2014	537,296	$14.58

Options generally vest 33% one year after the date of grant and ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant. At December 31, 2014, options for approximately 158,000 shares were exercisable at a weighted average exercise price of approximately $13.08 per share with weighted average of remaining contractual term of 4.91 years.

The Company determined that the fair value of options granted under the 2006 and 2004 Plans during the years ended December 31, 2014, 2013, and 2012 was approximately $211,000, $1.1 million and $326,000, respectively. During the years ended December 31, 2014, 2013, and 2012, approximately $395,000, $422,000 and $416,000, of share-based cost due to stock option grants was expensed, respectively. As of December 31, 2014, there was $562,000 of total unrecognized compensation costs related to stock options. These costs are expected to be recognized over a weighted average period of 1.94 years.

The fair value of options granted is based upon a Black Scholes option pricing model using the assumptions in the following table for each of the three periods ended December 31, 2014, 2013, and 2012 is as follows:

	Year Ended December 31,
	2014	2013	2012
Expected Volatility	19.90%	46.90%	46.39%
Expected Dividends	10%	10%	10%
Expected term (in years)	4.5	4.5	4.5
Risk-free rate	1.21% -1.66%	0.56% -1.63%	0.49% -1.07%

The following table summarizes stock options outstanding and exercisable at December 31, 2014:

(Dollars in thousands, except exercise price)	Options outstanding				Options exercisable
Range of exercise prices	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price
$9.25 - $14.49	208,172	5.43	$487,713	$12.54	74,440	3.94	$305,932	$10.77
$14.86 - $16.34	487,500	6.46	2,140	$15.45	83,936	5.77	892	$15.14

$9.25 - $16.34	695,672	6.15	$489,853	$14.58	158,376	4.91	$306,824	$13.08

8. Earnings per Share

Shares used in the computation of the Company’s basic and diluted earnings per share are as follows:

	Year Ended December 31,
(in thousands, except per share data)	2014	2013	2012
Numerator
Net increase in net assets resulting from operations	$71,188	$99,446	$46,759
Less: Dividends declared-common and restricted shares	(78,562)	(66,454)	(47,983)

Undistributed earnings	(7,374)	32,992	(1,224)

Undistributed earnings-common shares	(7,374)	32,992	(1,224)
Add: Dividend declared-common shares	76,953	65,123	46,967

Numerator for basic and diluted change in net assets per common share	$69,579	$98,115	$45,743

Denominator
Basic weighted average common shares outstanding	61,862	58,838	49,068
Common shares issuable	1,363	1,454	88

Weighted average common shares outstanding assuming dilution	63,225	60,292	49,156

Change in net assets per common share
Basic	$1.12	$1.67	$0.93
Diluted	$1.10	$1.63	$0.93

In the table above, unvested share-based payment awards that have non-forfeitable rights to dividends or dividend equivalents are treated as participating securities for calculating earnings per share.

For the purpose of calculating diluted earnings per share for year ended December 31, 2014, the dilutive effect of the Convertible Senior Notes under the treasury stock method is included in this calculation because the Company’s share price was greater than the conversion price in effect ($11.36 as of December 31, 2014 and $11.63 as of December 31, 2013) for the Convertible Senior Notes for such period.

The calculation of change in net assets resulting from operations per common share—assuming dilution, excludes all anti-dilutive shares. For the years ended December 31, 2014, 2013, and 2012, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, was approximately 727,733, 1,835,880 and 2,574,749 shares, respectively.

At December 31, 2014, the Company was authorized to issue 100,000,000 shares of common stock with a par value of $0.001. Each share of common stock entitles the holder to one vote.

9. Financial Highlights

Following is a schedule of financial highlights for the three years ended December 31, 2014.

	Year Ended December 31,
	2014	2013	2012
Per share data(1):
Net asset value at beginning of period	$10.51	$9.75	$9.83
Net investment income	1.16	1.24	0.98
Net realized gain on investments	0.32	0.25	0.06
Net unrealized appreciation (depreciation) on investments	(0.33)	0.20	(0.09)

Total from investment operations	1.15	1.69	0.95
Net increase (decrease) in net assets from capital share transactions	(0.37)	0.10	(0.14)
Distributions of net investment income	(1.27)	(1.13)	(0.98)
Stock-based compensation expense included in investment income(2)	0.16	0.10	0.09

Net asset value at end of period	$10.18	$10.51	$9.75

Ratios and supplemental data:
Per share market value at end of period	$14.88	$16.40	$11.13
Total return(3)	-1.75%	58.49%	28.28%
Shares outstanding at end of period	64,715	61,837	52,925
Weighted average number of common shares outstanding	61,862	58,838	49,068
Net assets at end of period	$658,864	$650,007	$515,968
Ratio of operating expense to average net assets(4)(5)	10.72%	11.06%	10.28%
Ratio of net investment income before investment gains and losses to average net assets(4)	10.94%	12.12%	10.01%
Average debt outstanding	$535,127	$580,053	$360,857
Weighted average debt per common share	$8.65	$9.86	$7.35

(1)	All per share activity is calculated based on the weighted average shares outstanding for the relevant period.
(2)	Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to ASC 718, net investment income includes the expense associated with the granting of stock options which is offset by a corresponding increase in paid-in capital.
(3)	The total return for the years ended December 31, 2014, 2013 and 2012 equals the change in the ending market value over the beginning of the period price per share plus dividends paid per share during the period, divided by the beginning price assuming the dividend is reinvested on the date of the distribution.
(4)	All ratios are calculated based on weighted average net assets for the relevant period.
(5)	Operating expense as used in the ratio of operating expense to average net assets does not include loss on debt extinguishment (long-term liabilities - convertible senior notes). If loss on debt extinguishment (long-term liabilities - convertible senior notes) were included in total expense, the ratio for the year ended December 31, 2014 would be 10.97%. There was no loss on debt extinguishment (long-term liabilities - convertible senior notes) in the years ended December 31, 2013 or 2012, so the ratio for that period would not change.

10. Commitments and Contingencies

The Company’s commitments and contingencies consist primarily of unused commitments to extend credit in the form of loans to the Company’s portfolio companies. The balance of unfunded contractual commitments to extend credit at December 31, 2014 totaled approximately $339.0 million. Approximately $191.3 million of these unfunded contractual commitments as of December 31, 2014 are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. Since a portion of these commitments may expire without being drawn, unfunded contractual commitments do not necessarily represent future cash requirements. In addition, the Company had approximately $108.2 million of non-binding term sheets outstanding at December 31, 2014. Non-binding outstanding term sheets are subject to completion of the Company’s due diligence and final investment committee approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. These non-binding term sheets generally convert to contractual commitments in approximately 90 days from signing. Not all non-binding term sheets are expected to close and do not necessarily represent the Company’s future cash requirements.

Certain premises are leased under agreements which expire at various dates through March 2020. Total rent expense amounted to approximately $1.6 million, $1.1 million and $1.2 million, during the years ended December 31, 2014, 2013, and 2012, respectively. Future commitments under the credit facility and operating leases were as follows at December 31, 2014:

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings (3) (4)	$626,258	$16,081	$17,313	$321,464	$271,400
Operating Lease Obligations (5)	6,258	1,554	3,055	1,590	59

Total	$632,516	$17,635	$20,368	$323,054	$271,459

(1)	Excludes commitments to extend credit to the Company’s portfolio companies.
(2)	The Company also has a warrant participation agreement with Citigroup. See Note 4 to the Company’s consolidated financial statements.
(3)	Includes $190.2 million in borrowings under the SBA debentures, $170.4 million of the 2019 Notes, $103.0 million of the 2024 Notes, $16.0 million in aggregate principal amount of the 2017 Asset-Backed Notes, $129.3 million in aggregate principal amount of the 2021 Asset-Backed Notes and $17.3 million of the Convertible Senior Notes.
(4)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding. The aggregate principal amount outstanding of the Convertible Senior Notes is $17.7 million less the remaining unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total remaining unaccreted discount for the Convertible Senior Notes was $329,000 at December 31, 2014.
(5)	Long-Term facility leases.

The Company may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, the Company does not expect any current matters will materially affect the Company’s financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on the Company’s financial condition or results of operations in any future reporting period.

11. Indemnification

The Company and its executives are covered by Directors and Officers Insurance, with the directors and officers being indemnified by the Company to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

12. Concentrations of Credit Risk

The Company’s customers are primarily privately held companies and public companies which are active in the drug discovery and development, energy technology, internet consumer and business services, medical devices and equipment, software, drug delivery, information services, communications and networking, healthcare services, specialty pharmaceuticals, surgical devices, electronics and computer hardware, media/content/info, biotechnology tools, semiconductors, consumer and business products and diagnostic industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value for companies in these sectors is often vested in intangible assets and intellectual property.

Industry and sector concentrations vary as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity and equity-related interests, can fluctuate materially when a loan is paid off or a related warrant or equity interest is sold. Revenue recognition in any given year can be highly concentrated among several portfolio companies.

For the years ended December 31, 2014 and December 31, 2013, the Company’s ten largest portfolio companies represented approximately 28.6% and 29.3% of the total fair value of the Company’s investments in portfolio companies, respectively. At December 31, 2014 and December 31, 2013, we had three and one investment, respectively, that represented 5% or more of the Company’s net assets. At December 31, 2014, we had three equity investments representing approximately 61.5% of the total fair value of the Company’s equity investments, and each represented 5% or more of the total fair value of the Company’s equity investments. At December 31, 2013, the Company had six equity investments which represented approximately 75.7% of the total fair value of the Company’s equity investments, and each represented 5% or more of the total fair value of such investments.

13. Selected Quarterly Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the last eight quarters ended December 31, 2014. This information was derived from the Company’s unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any further quarter.

	Quarter Ended
(in thousands, except per share data)	3/31/2014	6/30/2014	9/30/2014	12/31/2014
Total investment income	$35,770	$34,001	$37,019	$36,875
Net investment income before investment gains and losses	18,304	18,551	18,995	15,899
Net increase (decrease) in net assets resulting from operations	22,185	13,191	15,177	20,635
Change in net assets per common share (basic)	0.36	0.21	0.24	0.32

	Quarter Ended
	3/31/2013	6/30/2013	9/30/2013	12/31/2013
Total investment income	$30,957	$34,525	$41,021	$33,210
Net investment income before investment gains and losses	15,032	17,610	21,560	18,864
Net increase (decrease) in net assets resulting from operations	16,689	20,879	36,981	24,897
Change in net assets per common share (basic)	0.30	0.34	0.61	0.40

14. Subsequent Events

Dividend Declaration

On February 24, 2015 the Board of Directors declared a cash dividend of $0.31 per share to be paid on March 19, 2015 to shareholders of record as of March 12, 2015. This dividend would represent the Company’s thirty-eighth consecutive dividend declaration since the Company’s initial public offering, bringing the total cumulative dividend declared to date to $10.30 per share.

Convertible Senior Notes

In April 2011, the Company issued $75.0 million in aggregate principal amount of 6.00% convertible senior notes, or the Convertible Senior Notes, due 2016. As of December 31, 2014, the carrying value of the Convertible Senior Notes, comprised of the aggregate principal amount outstanding less the remaining unaccreted discount initially recorded upon issuance of the Convertible Senior Notes, is approximately $17.3 million.

The Convertible Senior Notes are convertible into shares of the Company’s common stock beginning October 15, 2015, or, under certain circumstances, earlier. Upon conversion of the Convertible Senior Notes, the Company has the choice to pay or deliver, as the case may be, at the Company’s election, cash, shares of our common stock or a combination of cash and shares of our common stock. The current conversion price of the Convertible Senior Notes is approximately $11.36 per share of common stock, in each case subject to adjustment in certain circumstances. Upon meeting the stock trading price conversion requirement during the three months ended December 31, 2014, the Convertible Senior Notes continue to be convertible through March 31, 2015.

Subsequent to December 31, 2014 and as of February 26, 2015, approximately $32,000 of the Convertible Senior Notes were converted and were settled with a combination of cash equal to the outstanding principal amount of the converted notes and approximately 613 shares of the Company’s common stock in January 2015.

April 2019 Notes – Redemption

On February 24, 2015, the Board of Directors approved a redemption of $20.0 million of the $84.5 million in issued and outstanding aggregate principal amount of April 2019 Notes, and notice for such redemption has been provided. The Company intends to make additional redemptions on the April 2019 Notes throughout the 2015 calendar year, depending on the Company’s anticipated cash needs. The Company will provide notice for and complete all redemptions in compliance with the terms of the Base Indenture, as supplemented by the First Supplemental Indenture.

2017 Asset-Backed Notes – Contractual Amortization

In February 2015, changes in the payment schedule of obligors in the 2017 Asset-Backed Notes collateral pool triggered a Rapid Amortization Event in accordance with the sale and servicing agreement for the 2017 Asset-Backed Notes. Due to this Event, the 2017 Asset-Backed Notes are expected to fully amortize within the first half of 2015.

Share Repurchase Program

On February 24, 2015, the Company’s Board of Directors approved a $50.0 million open market share repurchase program. The Company may repurchase shares of its common stock in the open market, including block purchases, at prices that may be above or below the net asset value as reported in our then most recently published financial statements.

The Company anticipates that the manner, timing, and amount of any share purchases will be determined by Company management based upon the evaluation of market conditions, stock price, and additional factors in accordance with regulatory requirements. As a 1940 Act reporting company, the Company is required to notify shareholders program when such a program is initiated or implemented. The repurchase program does not require the Company to acquire any specific number of shares and may be extended, modified, or discontinued at any time.

Portfolio Company Developments

As of February 26, 2015, the Company held warrants or equity positions in six companies that have filed registration statements on Form S-1 with the SEC in contemplation of potential initial public offerings, including Good Technology Corp., ViewRay, Inc. and four companies which filed confidentially under the JOBS Act. There can be no assurance that these companies will complete their initial public offerings in a timely manner or at all. In addition, subsequent to December 31, 2014 the following current and former portfolio companies completed initial public offerings or were acquired:

1.	In January 2015, the company’s portfolio company Box, Inc. completed its initial public offering of 12,500,000 shares of its common stock at $14.00 per share. The shares the Company holds in Box, Inc. are subject to certain restrictions that govern the timing of the Company’s divestment and may thus impact the Company’s ultimate gain or (loss). In the case of Box, Inc., the Company is subject to a customary IPO lockup period and is obligated not to sell the shares of common stock that it owns for six months from the date of the initial public offering. The potential gain depends on the price of the shares when the Company exits the investment.

2.	In January 2015, the company’s portfolio company Zosano Pharma, Inc. completed its initial public offering of 4,500,000 shares of its common stock at $11.00 per share.

3.	In February 2015, the Company’s portfolio company Inotek Pharmaceuticals, Inc. completed its initial public offering of 6,667,000 shares of its common stock at a price to the public of $6.00 per share.

4.	In February 2015, Zillow, Inc. completed its acquisition of the Company’s former portfolio company Trulia, Inc. for $2.5 billion in a stock-for-stock transaction and formed Zillow Group, Inc. The Company no longer holds investments in the portfolio company.

Schedule 12-14

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

As of and for the year ended December 31, 2014

(in thousands)

Portfolio Company	Investment(1)	Amount of Interest Credited to Income(2)	As of December 31, 2013 Fair Value	Gross Additions(3)	Gross Reductions(4)	As of December 31, 2014 Fair Value
Affiliate Investments
Gelesis, Inc.	Preferred Stock	$—	$466	$—	$(140)	$326
	Preferred Warrants	—	7	—	(6)	1
Optiscan BioMedical, Corp.	Preferred Stock	—	4,552	1,301	—	5,853
	Preferred Warrants	—	232	—	(13)	219
Stion Corporation	Senior Debt	1,842	4,096	—	(2,496)	1,600
	Preferred Warrants	—	1,628	—	(1,628)	—

Total Control and Affiliate Investments		$1,842	$10,981	$1,301	$(4,283)	$7,999

(1)	Stock and warrants are generally non-income producing and restricted. The principal amount for debt is shown in the Consolidated Schedule of Investments as of December 31, 2014.
(2)	Represents the total amount of interest or dividends credited to income for the year an investment was an affiliate or control investment.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increase in unrealized appreciation or net decreases in unrealized depreciation.
(4)	Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increase in unrealized depreciation or net decreases in unrealized appreciation.

PART C—OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements

The following financial statements of Hercules Technology Growth Capital, Inc. (the “Company” or the “Registrant”) are included in this registration statement in “Part A—Information Required in a Prospectus”:

2. Exhibits

Exhibit Number	Description

a.1	Articles of Amendment and Restatement.(2)

a.2	Articles of Amendment, dated March 6, 2007.(11)

a.3	Articles of Amendment, dated April 5, 2011.(21)

a.4*	Articles of Amendment, dated April 3, 2015.

b.1	Amended and Restated Bylaws.(2)

b.2	Amendment No. 1 to Amended and Restated Bylaws.(37)

b.3	Amended and Restated Bylaws, as amended by Amendment No. 1 thereto.(38)

d.1	Specimen certificate of the Company’s common stock, par value $.001 per share.(3)

d.2	Form of Indenture and related exhibits(24)

d.3	Form of Warrant Agreement(24)

d.4	Form of Subscription Agent Agreement(24)

d.5	Form of Subscription Certificate(24)

d.6**	Statement of Eligibility of Trustee on Form T-1

d.7	Indenture, dated March 6, 2012 between the Registrant and U.S. Bank National Association.(25)

d.8	First Supplemental Indenture, dated April 17, 2012 between the Registrant and U.S. Bank, National Association.(25)

d.9	Second Supplemental Indenture, dated as of September 24, 2012, between the Registrant and U.S. Bank, National Association.(28)

d.10	Third Supplemental Indenture, dated as of July 14, 2014, between the Registrant and U.S. Bank, National Association.(41)

Exhibit Number	Description

d.11	Form of 7.00% Senior Note due 2019, dated as of April 17, 2012 (Existing April 2019 Note) (included as part of Exhibit (d)(8)).(25)

d.12	Form of 7.00% Senior Note due 2019, dated as of July 6, 2012 (Additional April 2019 Note).(26)

d.13	Form of 7.00% Senior Note due 2019, dated as of July 12, 2012 (Over-Allotment April 2019 Note).(30)

d.14	Form of 7.00% Senior Note due 2019, dated as of September 24, 2012 (September 2019 Note) (included as part of Exhibit (d)(9)).(28)

d.15	Form of 7.00% Senior Note due 2019, dated as of October 2, 2012 (Over-Allotment September 2019 Note).(29)

d.16	Form of 7.00% Senior Note due 2019, dated as of October 17, 2012 (Over-Allotment II September 2019 Note).(33)

d.17	Form of 6.25% Note due 2024, dated July 14, 2014 (July 2024 Note) (included as part of Exhibit (d)(10)).(40)

d.18	Form of 6.25% Note due 2024, dated August 11, 2014 (Over-Allotment July 2024 Note).(41)

e	Form of Dividend Reinvestment Plan.(4)

f.1	Credit Agreement dated as of April 12, 2005 between Hercules Technology Growth Capital, Inc. and Alcmene Funding, L.L.C.(2)

f.2	Pledge and Security Agreement dated as of April 12, 2005 between Hercules Technology Growth Capital, Inc. and Alcmene Funding, L.L.C.(2)

f.3	First Amendment to Credit and Pledge Security Agreement dated August 1, 2005 between Hercules Technology Growth Capital, Inc. and Alcmene Funding L.L.C.(5)

f.4	Loan Sale Agreement between Hercules Funding LLC and Hercules Technology Growth Capital, Inc. dated as of August 1, 2005.(5)

f.5	Sale and Servicing Agreement among Hercules Funding Trust I, Hercules Funding LLC, Hercules Technology Growth Capital, Inc., U.S. Bank National Association and Lyon Financial Services, Inc. dated as of August 1, 2005.(5)

f.6	Indenture between Hercules Funding Trust I and U.S. Bank National Association dated as of August 1, 2005.(5)

f.7	Note Purchase Agreement among Hercules Funding Trust I, Hercules Funding I LLC, Hercules Technology Growth Capital, Inc. and Citigroup Global Markets Realty Corp. dated as of August 1, 2005.(5)
f.8	Second Amendment to Credit and Pledge Security Agreement by and among Hercules Technology Growth Capital, Inc. and Alcmene Funding, L.L.C., as lender and administrative agent for the lenders, dated March 6, 2006.(6)

f.9	First Omnibus Amendment by and among Hercules Funding Trust I, Hercules Funding I, LLC, Hercules Technology Growth Capital, Inc., U.S. Bank National Association, Lyon Financial Services, Inc. and Citigroup Global Markets Realty Corp. dated March 6, 2006.(6)

f.10	Intercreditor Agreement among Hercules Technology Growth Capital, Inc., Alcmene Funding, L.L.C. and Citigroup Global Markets Realty Corp. dated as of March 6, 2006.(6)

Exhibit Number	Description

f.11	Warrant Participation Agreement between the Company and Citigroup Global Markets Realty Corp. dated as of August 1, 2005.(7)

f.12	Second Amendment to Warrant Participation Agreement dated as of October 16, 2006.(7)

f.13	Third Amendment to Sale and Servicing Agreement among Hercules Funding Trust I, Hercules Funding LLC, Hercules Technology Growth Capital, Inc., U.S. Bank National Association and Lyon Financial Services, Inc., dated as of July 28, 2006.(8)

f.14	Second Omnibus Amendment by and among Hercules Funding Trust I, Hercules Funding I, LLC, Hercules Technology Growth Capital, Inc., U.S. Bank National Association, Lyon Financial Services, Inc. and Citigroup Global Markets Realty Corp. dated December 6, 2006.(9)

f.15	Fifth Amendment to Sale and Servicing Agreement by and among Hercules Funding Trust I, Hercules Funding I, LLC, Hercules Technology Growth Capital, Inc., U.S. Bank National Association, Lyon Financial Services, Inc. and Citigroup Global Markets Realty Corp. dated March 30, 2007.(12)

f.16	Amended and Restated Sale and Servicing Agreement by and among Hercules Funding Trust I, Hercules Funding I LLC, the Company, U.S. Bank National Association, Lyon Financial Services, Inc., Citigroup Global Markets Inc., and Deutsche Bank AG dated as of May 2, 2007.(13)

f.17	Fourth Amendment to the Warrant Participation Agreement by and among Hercules Technology Growth Capital, Inc. and Citigroup Global Markets Realty Corp., dated as of May 2, 2007. (14)

f.18	Amended and Restated Note Purchase Agreement by and among Hercules Funding Trust I, Hercules Funding I LLC, Hercules Technology Growth Capital, Inc. and Citigroup Global Markets, Inc. dated as of May 2, 2007.(14)

f.19	First Amendment to Amended and Restated Note Purchase Agreement by and among Hercules Funding Trust I, Hercules Funding I LLC, Hercules Technology Growth Capital, Inc. and Citigroup Global Markets, Inc. dated as of May 7, 2008.(16)

f.20	Second Amendment to Amended and Restated Sale and Servicing Agreement by and among Hercules Funding Trust I, Hercules Funding I LLC, Hercules Technology Growth Capital, Inc., U.S. Bank National Association, Lyon Financial Services, Inc., Citigroup Global Markets Inc., and Deutsche Bank AG dated as of May 7, 2008.(16)

f.21	Form of SBA Debenture.(17)

f.22	Loan and Security Agreement by and among Hercules Funding II, LLC and Wells Fargo Foothill, LLC, dated as of August 25, 2008.(18)

f.23	Sales and Servicing Agreement among Hercules Funding II, LLC, Hercules Technology Growth Capital, Inc., Lyon Financial Services, Inc. and Wells Fargo Foothill, LLC, dated as of August 25, 2008.(18)
f.24	First Amendment to Loan and Security Agreement by and among Hercules Funding II, LLC and Wells Fargo Foothill, LLC, dated as of April 30, 2009.(19)

f.25	Amended and Restated Loan and Security Agreement by and between Hercules Technology Growth Capital, Inc. and Union Bank, N.A. dated November 2, 2011.(20)

f.26	Indenture between Hercules Technology Growth Capital, Inc. and U.S. Bank National Association, dated as of April 15, 2011. (22)

f.27	Form of Note under the Indenture dated as of April 15, 2011. (22)

Exhibit Number	Description

f.28	Second Amendment to Loan and Security Agreement by and among Hercules Funding II LLC and Wells Fargo Capital Finance, LLC (f/k/a Wells Fargo Foothill, LLC), dated as of June 20, 2011. (23)

f.29	First Amendment to Amended and Restated Loan and Security Agreement by and between Hercules Technology Growth Capital, Inc. and Union Bank, N.A., dated as of March 30, 2012.(30)

f.30	Third Amendment to Loan and Security Agreement by and among Hercules Funding II LLC and Wells Fargo Capital Finance, LLC (f/k/a Wells Fargo Foothill, LLC), dated as of August 1, 2012.(31)

f.31	Second Amendment to Amended and Restated Loan and Security Agreement by and between Hercules Technology Growth Capital, Inc. and Union Bank, N.A., dated as of September 17, 2012.(32)

f.32	Third Amendment to Amended and Restated Loan and Security Agreement by and between Hercules Technology Growth Capital, Inc. and Union Bank, N.A., dated as of December 19, 2013.(24)

f.33	Fourth Amendment to Amended and Restated Loan and Security Agreement by and between Hercules Technology Growth Capital, Inc. and Union Bank, N.A., dated as of December 2, 2013.(38)

f.34	Fifth Amendment to Amended and Restated Loan and Security Agreement by and between Hercules Technology Growth Capital, Inc. and Union Bank, N.A., dated as of January 31, 2014.(38)

f.35	Sixth Amendment to Amended and Restated Loan and Security Agreement by and between Hercules Technology Growth Capital, Inc. and MUFG Union Bank, N.A. (formerly Union Bank, N.A.), dated as of July 8, 2014.(39)

f.36	Second Amended and Restated Loan and Security Agreement by and among Hercules Technology Growth Capital, Inc. and MUFG Union Bank, N.A. (formerly Union Bank, N.A.), dated as of August 14, 2014.(42)

f.37	Fifth Amendment to Loan and Security Agreement by and among Hercules Funding II, LLC and Wells Fargo Capital Finance, LLC (f/k/a Wells Fargo Foothill, LLC), dated as of August 8, 2014.(43)

f.38	Indenture by and between Hercules Capital Funding Trust 2012-1 and U.S. Bank National Association, dated as of December 19, 2012.(34)

f.39	Amended and Restated Trust Agreement by and between Hercules Capital Funding 2012-1 LLC and Wilmington Trust, National Association, dated as of December 19, 2012.(34)

f.40	Sale and Servicing Agreement by and between Hercules Capital Funding 2012-1 LLC, Hercules Capital Funding Trust 2012-1 LLC, Hercules Technology Growth Capital, Inc. and U.S. Bank National Association, dated as of December 19, 2012. (34)

f.41	Sale and Contribution Agreement by and between Hercules Technology Growth Capital, Inc. and Hercules Capital Funding 2012-1 LLC, dated as of December 19, 2012. (34)

f.42	Note Purchase Agreement by and between the Hercules Technology Growth Capital, Inc., Hercules Capital Funding 2012-1 LLC, as Trust Depositor, Hercules Capital Funding Trust 2012-1, as Issuer, and Guggenheim Securities, LLC, as Initial Purchaser, dated as of December 12, 2012.(34)

f.43	Administration Agreement by and between Hercules Capital Funding Trust 2012-1LLC, Hercules Technology Growth Capital, Inc, Wilmington Trust, National Association, and U.S. Bank National Association, dated as of December 19, 2012.(34)

f.44	Indenture by and among Hercules Capital Funding Trust 2014-1 and U.S. Bank National Association, dated as of November 13, 2014.(44)

Exhibit Number	Description

f.45	Amended and Restated Trust Agreement by and among Hercules Capital Funding 2014-1 LLC and Wilmington Trust, National Association, dated as of November 13, 2014.(44)

f.46	Sale and Servicing Agreement by and among Hercules Capital Funding Trust 2014-1, Hercules Technology Growth Capital, Inc., Hercules Capital Funding 2014-1 LLC and U.S. Bank National Association, dated as of November 13, 2014.(44)

f.47	Sale and Contribution Agreement by and among Hercules Technology Growth Capital, Inc. and Hercules Capital Funding 2014-1 LLC, dated as of November 13, 2014.(44)

f.48	Note Purchase Agreement among Hercules Technology Growth Capital, Inc., Hercules Capital Funding 2014-1 LLC, Hercules Capital Funding Trust 2014-1 and Guggenheim Securities, LLC, dated as of November 4, 2014.(44)

f.49	Administration Agreement among Hercules Technology Growth Capital, Inc., Hercules Capital Funding Trust 2014-1, Wilmington Trust National Association and U.S. Bank National Association, dated November 13, 2014.(44)

h.1**	Form of Equity Underwriting Agreement.

h.2**	Form of Debt Underwriting Agreement.

h.3	Equity Distribution Agreement, dated as of August 16, 2013, by and among the Registrant and JMP Securities LLC.(36)

i.1	Hercules Technology Growth Capital, Inc. 2004 Equity Incentive Plan (2011 Amendment and Restatement).(35)

i.2	Hercules Technology Growth Capital, Inc. 2006 Non-Employee Director Plan (2007 Amendment and Restatement).(16)

i.3	Form of Incentive Stock Option Award under the 2004 Equity Incentive Plan.(2)

i.4	Form of Nonstatutory Stock Option Award under the 2004 Equity Incentive Plan.(2)

i.5	Form of Restricted Stock Award under the 2004 Equity Incentive Plan.(17)

j	Form of Custody Agreement between the Company and Union Bank of California.(2)

k.1	Form of Registrar Transfer Agency and Service Agreement between the Company and American Stock Transfer & Trust Company.(2)

k.2	Warrant Agreement dated June 22, 2004 between the Company and American Stock Transfer & Trust Company, as warrant agent.(1)

k.3	Lease Agreement dated June 13, 2006 between the Company and 400 Hamilton Associates.(10)

k.4*	Form of Indemnification Agreement.

l.1**	Opinion of Sutherland Asbill & Brennan LLP.
n.1*	Consent of PricewaterhouseCoopers, LLP.

n.2*	Report of PricewaterhouseCoopers, LLP.

n.3**	Consent of Sutherland Asbill & Brennan LLP (included in Exhibit l).

p	Subscription Agreement dated February 2, 2004 between the Company and the subscribers named therein.(2)

r	Code of Ethics.(2)

s.1**	Form of Prospectus Supplement For Common Stock Offerings.

s.2**	Form of Prospectus Supplement For Preferred Stock Offerings.

s.3**	Form of Prospectus Supplement For Debt Offerings.

s.4**	Form of Prospectus Supplement For Rights Offerings.

s.5**	Form of Prospectus Supplement For Warrant Offerings.

s.6**	Form of Prospectus For At-the-Market-Offerings.

99.1**	Statement of Computation of Ratios of Earnings of Fixed Charges.

*	Filed herewith.
**	To be Filed by amendment.
(1)	Previously filed as part of the Registration Statement on Form N-2 of the Company, as filed on February 22, 2005.
(2)	Previously filed as part of Pre-Effective Amendment No. 1, as filed on May 17, 2005 (File No. 333-122950) to the Registration Statement on Form N-2 of the Company.
(3)	Previously filed as part of Pre-Effective Amendment No. 2, as filed on June 8, 2005 (File No. 333-122950) to the Registration Statement on Form N-2 of the Company.
(4)	Previously filed as part of Post-Effective Amendment No. 1, as filed on June 10, 2005 (File No. 333-122950) to the Registration Statement on Form N-2 of the Company.
(5)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on August 5, 2005.
(6)	Previously filed as part of Post-Effective Amendment No. 3, as filed on March 9, 2006 (File No. 333-126604) to the Registration Statement on Form N-2 of the Company.
(7)	Previously filed as part of the Pre-Effective Amendment No. 1, as filed on October 17, 2006 (File No. 333-136918) to the Registration Statement on Form N-2 of the Company.
(8)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on July 28, 2006.
(9)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on December 6, 2006.
(10)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on August 1, 2006.
(11)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed March 9, 2007.
(12)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed April 3, 2007.
(13)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed May 5, 2007.
(14)	Previously filed as part of the Pre-Effective Amendment No. 1, as filed May 15, 2007 (File No. 333-141828), to the Registration Statement on Form N-2 of the Company.
(15)	Previously filed as part of the Securities to be Offered to Employees in Employee Benefit Plans on Form S-8, as filed October, 10, 2007.
(16)	Previously filed as part of the Pre-Effective Amendment No. 2, as filed June 5, 2008 (File No. 333-150403), to the Registration Statement on Form N-2 of the Company.
(17)	Previously filed as part of the Annual Report on Form 10-K of the Company, as filed on March 16, 2009.
(18)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on August 27, 2008.
(19)	Previously filed as part of the Quarterly Report on Form 10-Q of the Company, as filed on May 11, 2009.
(20)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on November 4, 2011.
(21)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on April 11, 2011.
(22)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on April 18, 2011.
(23)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on June 24, 2011.
(24)	Previously filed as part of the Registration Statement on Form N-2 of the Company, as filed on February 8, 2012 (File No. 333-179431).
(25)	Previously filed as part of Post-Effective Amendment No. 1, as filed on April 17, 2012 (File No. 333-179431), to the Registration Statement on Form N-2 of the Company.
(26)	Previously filed as part of Post-Effective Amendment No. 2, as filed on July 6, 2012 (File No. 333-179431), to the Registration Statement on Form N-2 of the Company.
(27)	Previously filed as part of Post-Effective Amendment No. 3, as filed on July 12, 2012 (File No. 333-179431), to the Registration Statement on Form N-2 of the Company.
(28)	Previously filed as part of Post-Effective Amendment No. 5, as filed on September 24, 2012 (File No. 333-179431), to the Registration Statement on Form N-2 of the Company.
(29)	Previously filed as part of Post-Effective Amendment No. 7, as filed on October 2, 2012 (File No. 333-179431), to the Registration Statement on Form N-2 of the Company.
(30)	Previously filed as part of the Quarterly Report on Form 10-Q of the Company, as filed on May 8, 2012.
(31)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on August 2, 2012.
(32)	Previously filed as part of Post-Effective Amendment No. 4, as filed on September 17, 2012 (File No. 333-179431), to the Registration Statement on Form N-2 of the Company.
(33)	Previously filed as part of Post-Effective Amendment No. 8, as filed on October 17, 2012 (File No. 333-179431), to the Registration Statement on Form N-2 of the Company.
(34)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on December 17, 2012.
(35)	Previously filed as part of the Securities to be Offered to Employees in Employee Benefit Plans on Form S-8, as filed on June 20, 2013.
(36)	Previously filed as part of Post-Effective Amendment No. 1, as filed on August 16, 2013 (File No. 333-187447), to the Registration Statement on Form N-2 of the Company.
(37)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on December 10, 2013.
(38)	Previously filed as part of the Annual Report on Form 10-K of the Company, as filed on February 27, 2014.
(39)	Previously filed as part of Post-Effective Amendment No. 4, as filed on July 11, 2014 (File No. 333-187447), to the Registration Statement on Form N-2 of the Company.
(40)	Previously filed as part of Post-Effective Amendment No. 5, as filed on July 14, 2014 (File No. 333-187447), to the Registration Statement on Form N-2 of the Company.
(41)	Previously filed as part of Post-Effective Amendment No. 6, as filed on August 11, 2014 (File No. 333-187447), to the Registration Statement on Form N-2 of the Company.
(42)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on August 14, 2014.
(43)	Previously filed as part of the Quarterly Report on Form 10-Q of the Company, as filed on November 6, 2014.
(44)	Previously filed as part of Post-Effective Amendment No. 8, as filed on March 25, 2015 (File No. 333-187447), to the Registration Statement on Form N-2 of the Company.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” of the prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in any prospectus supplement if any, accompanying this prospectus.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses payable by us in connection with the offering (excluding placement fees):

Amount
SEC registration fee		$58,100	*
FINRA filing fee			**
NYSE listing fee			**
Accounting fees and expenses			**
Legal fees and expenses			**
Printing expenses			**
Miscellaneous			**

Total	$		**

Note: Except the SEC registration fee and the FINRA filing fee, all listed amounts are estimates.

*	This amount has been offset against filing fees associated with unsold securities registered under a previous registration statement.
**	To be provided by amendment.

Item 28. Persons Controlled by or Under Common Control

Hercules Technology SBIC Management, LLC is a wholly owned subsidiary of the Company. Hercules Technology SBIC Management, LLC is the general partner of Hercules Technology II, L.P., Hercules Technology III, LP and Hercules Technology IV, LP and the Company owns substantially all of the limited partnership interests in Hercules Technology II, L.P. Hercules Technology III, L.P. and Hercules Funding II LLC, Hercules Technology Management Co. II, Inc., Hercules Technology Management Co. III, Inc., Hercules Technology Management Co. V, Inc., Hercules Technology I, LLC, Hercules Technology II, LLC, Hydra Ventures LLC, Hercules Capital Funding Trust 2012-1, Hercules Capital Funding 2012-1 LLC, Hercules Capital Funding Trust 2014-1 and Hercules Capital Funding 2014-1 LLC are wholly owned subsidiaries of the Company. Accordingly, the Company may be deemed to control, directly or indirectly, the following entities:

Name	Jurisdiction of Organization
Hercules Technology II, L.P.	Delaware
Hercules Technology III, L.P.	Delaware
Hercules Technology IV, L.P.	Delaware
Hercules Technology SBIC Management, LLC	Delaware
Hercules Funding II, LLC	Delaware
Hercules Technology Management Co II, Inc.	Delaware
Hercules Technology Management Co III, Inc.	Delaware
Hercules Technology Management Co V, Inc.	Delaware
Hercules Technology I, LLC	Delaware
Hercules Technology II LLC	Delaware
Hydra Ventures LLC	Delaware
Hydra Ventures II LLC	Delaware
Hydra Management LLC	Delaware
Hercules Capital Funding Trust 2012-1	Delaware
Hercules Capital Funding 2012-1 LLC	Delaware
Hercules Capital Funding Trust 2014-1	Delaware
Hercules Capital Funding 2014-1 LLC	Delaware

Item 29. Number of Holder of Securities

The following table sets forth the approximate number of shareholders of the Company’s common stock as of March 27, 2015:

Title of Class	Number of Record Holders
Common stock, par value $.001 per share	49,400

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and, under certain circumstances and provided certain conditions have been met, to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and, under certain circumstances and provided certain conditions have been met, to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and, under certain circumstances and provided certain conditions have been met, advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of its predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Additionally, the Registrant will not indemnify any person with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in the best interests of the Registrant.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described above, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Company carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis of up to $3,000,000, subject to a $250,000 retention and the other terms thereof.

The Company has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act of 1933, as amended.

Item 31. Business and Other Connections of Investment Advisor

Not applicable.

Item 32. Location of Accounts and Records

The Company maintains at its principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

The Registrant undertakes:

1.	to suspend the offering of shares until the prospectus is amended if (a) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (b) the net asset value increases to an amount greater than the net proceeds (if applicable) as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.

a.	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

i.	to include any prospectus required by Section 10(a)(3) of the Securities Act;

ii.	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

iii.	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b.	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectus filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

e.	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

i.	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

ii.	the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

iii.	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

f.	to file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the Securities Act, in the event the shares of the Registrant are trading below its net asset value per share and either (a) the Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (b) the Registrant has concluded that a fundamental change has occurred in its financial position or results of operations; and

5.	Not applicable.

6.	Not applicable.

7.	to not seek to sell shares under a prospectus supplement to the registration statement, or a post-effective amendment to the registration statement, of which the prospectus forms a part (the “current registration statement”) if the cumulative dilution to the Registrant’s net asset value (“NAV”) per share arising from offerings from the effective date of the current registration statement through and including any follow-on offering would exceed 15% based on the anticipated pricing of such follow-on offering. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the anticipated percentage dilution from each subsequent offering. If the Registrant files a new post-effective amendment, the threshold would reset.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, and State of California, on the 17th day of April, 2015.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

/S/ MANUEL A. HENRIQUEZ
Manuel A. Henriquez Chairman of the Board, President and Chief Executive Officer

KNOW ALL PERSONS BY THESE PRESENT, that each person whose signature appears below hereby constitutes and appoints Manuel A. Henriquez and Jessica Baron and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ MANUEL A. HENRIQUEZ Manuel A. Henriquez	Chairman of the Board, President and Chief Executive Officer (principal executive officer)	April 17, 2015

/S/ JESSICA BARON Jessica Baron	Chief Financial Officer (principal financial and accounting officer)	April 17, 2015

/S/ ALLYN C. WOODWARD, JR. Allyn C. Woodward, Jr.	Director	April 17, 2015

/S/ ROBERT P. BADAVAS Robert P. Badavas	Director	April 17, 2015

/S/ THOMAS J. FALLON Thomas J. Fallon	Director	April 17, 2015

/S/ SUSANNE D. LYONS Susanne D. Lyons	Director	April 17, 2015

/S/ JOSEPH F. HOFFMAN Joseph F. Hoffman	Director	April 17, 2015

EXHIBIT INDEX

Exhibit Number	Description

a.4*	Articles of Amendment, dated April 6, 2015.

k.4*	Form of Indemnification Agreement.

n.1*	Consent of PricewaterhouseCoopers, LLP.

n.2*	Report of PricewaterhouseCoopers, LLP.

*	Filed herewith.